Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 4, 2024, among SILGAN HOLDINGS INC., a Delaware corporation (“Silgan”), SILGAN CONTAINERS LLC, a Delaware limited liability company (“Containers”), SILGAN PLASTICS LLC, a Delaware limited liability company (“Plastics”), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation (“Manufacturing”), SILGAN INTERNATIONAL HOLDINGS B.V., a private company with limited liability incorporated under the laws of The Netherlands (“Silgan International B.V.”), SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY, a Delaware corporation (the “New Borrower”, and together with Silgan, Containers, Plastics, Manufacturing and Silgan International B.V., the “Borrowers” and each individually, “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (after giving effect to this Amendment, the “Amended Credit Agreement”) referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers (other than the New Borrower), the lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Amended and Restated Credit Agreement, dated as of March 24, 2017 (as amended prior to the date hereof, the “Credit Agreement”);

WHEREAS, the New Borrower desires to become a Borrower under, and in accordance with, Section 6.04 of the Credit Agreement;

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders specifically acknowledge and release (a) Silgan Dispensing Systems Netherlands B.V. (“Silgan Netherlands”) and Silgan Europe Holdings B.V. (“Silgan Europe B.V.”, together with Silgan Netherlands, the “Released Dutch Parties”) from their obligations under (i) the Dutch Pledge Agreement and (ii) the Dutch Guarantee, and (b) Silgan International B.V. from its obligations under the Dutch Guarantee;

WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and each of the undersigned Lenders party hereto as a “Consenting Lender” (collectively, the “Consenting Lenders”) have agreed, to certain modifications of the Credit Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Documents. As of the Fifth Amendment Effective Date (defined below), and subject to and in accordance with the terms and conditions set forth herein:

(a) General Amendments to Credit Agreement. The body of the Credit Agreement is hereby amended to (a) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), (b) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (c) move the green double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the Amended Credit Agreement attached hereto as Annex A.

(b) Amendment to Exhibits. The Credit Agreement is hereby amended to amend and restate the Exhibits thereto as set forth as Annex B attached hereto.

(c) Amendments to Credit Agreement Schedules. The Credit Agreement is hereby amended to amend and restate the Schedules thereto as set forth on Annex C attached hereto.

(d) Amendments to US Pledge Agreement Schedules. The US Pledge Agreement is hereby amended to amend and restate the Schedules thereto as set forth on Annex D attached hereto.

SECTION 2. Acknowledgement and Confirmation. Each of the Credit Parties party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to the Amendment and the transactions contemplated hereunder:

(a) all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall, except as expressly set forth herein or in the Amended Credit Agreement, remain in full force and effect on a continuous basis; and

(b) subject to Section 5 of this Amendment, all of the Liens and security interests created and arising under such Credit Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 7.05 of the Amended Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations, to the extent provided in such Credit Documents.

SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Fifth Amendment Effective Date”):

(a) The Administrative Agent’s receipt of the following, each of which shall be an original or facsimile (followed promptly by an original) unless otherwise specified, each properly executed by a responsible officer of the signing Credit Party and each in form and substance reasonably satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by the Borrowers (including the New Borrower), the Guarantors existing as of the Fifth Amendment Effective Date, the Administrative Agent and the Lenders;

(ii) a certificate of a responsible officer of each Credit Party (other than any Released Dutch Parties but including the New Borrower) certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Credit Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party have not been amended since the date of the last delivered certificate of such Credit Party, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party have not been amended since the date of the last delivered certificate of such Credit Party, or if they have been amended, attached thereto are true, correct and complete copies of the same, (C) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the Amended

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Credit Agreement and (D) attached thereto is a true, correct and complete copy of such certificates of good standing (including bring down certificates) from the applicable secretary of state of the state of incorporation, organization or formation (or equivalent), as applicable, of each Credit Party;

(iii) opinions from (A) Jenner & Block LLP, counsel to the Credit Parties, (B) Loyens & Loeff N.V., Dutch counsel to the Credit Parties and (C) Frank Hogan, Esq., General Counsel to Silgan, each in form and substance reasonably satisfactory to the Administrative Agent;

(iv) US A-1 Term Notes, US A-2 Term Notes, Delayed Draw Term Notes, Revolving Notes and/or Dutch Revolving Notes, to the extent requested by a Lender; and

(v) a Dutch law security confirmation agreement relating to the Dutch Pledge Agreement and the Dutch Guarantee.

(b) The Administrative Agent shall have received the results of a Lien search, in form and substance reasonably satisfactory to the Administrative Agent, made against the US Credit Parties under the Uniform Commercial Code as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such US Credit Party, indicating among other things that the assets of each such US Credit Party are free and clear of any Lien (except for Permitted Liens).

(c) Payment of all fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC, and in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Fifth Amendment Effective Date (except as otherwise reasonably agreed to by Silgan), required to be paid on the Fifth Amendment Effective Date.

(d) Payment of all fees to the Lenders required to be paid on the Fifth Amendment Effective Date, including all unpaid Commitment Commissions accrued through the Fifth Amendment Effective Date.

(e) At least five (5) days prior to the Fifth Amendment Effective Date, (i) the Administrative Agent and Lenders shall have received all documentation and other information required by regulatory authorities under applicable Anti-Money Laundering Laws (including without limitation, any applicable “know your customer” rules and regulations and the Patriot Act) (to the extent requested by the Administrative Agent or such Lender at least ten (10 days prior to the Fifth Amendment Effective Date) and (ii) each Borrower (including the New Borrower) that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to the Administrative Agent and any Lender requesting the same, a Beneficial Ownership Certification in relation to such Borrower (to the extent requested by the Administrative Agent or such Lender at least ten (10) days prior to the Fifth Amendment Effective Date).

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fifth Amendment Effective Date specifying its objection thereto.

SECTION 4. Facility Adjustments.

(a) Reallocation of Commitments and Loans. Notwithstanding anything to the contrary in the Credit Agreement or the Amended Credit Agreement, each party hereto agrees (i) that on the Fifth

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Amendment Effective Date, the Loans and Commitments shall be as set forth on Schedule I attached as Annex C hereto and as described in the Amended Credit Agreement (including, without limitation, the restatement of the Incremental Term A-3 Loans made pursuant to the Incremental Term Loan Commitment Agreement dated as of October 10, 2024 as the Euro A-3 Term Loans under the Amended Credit Agreement and the increase in the aggregate principal amount thereof from €700,000,000 to €900,000,000 (such increased amount, the “Euro A-3 Term Loan Increased Amount”), (ii) certain of the Lenders hereby severally agree to provide to Silgan on the Fifth Amendment Effective Date that portion of the Euro A-3 Term Loan Increased Amount such that after giving effect thereto, and any Facility Adjustments (as defined below), the Euro A-3 Term Loan Commitment (as defined in the Amended Credit Agreement) of each Lender is as set forth opposite its name on Schedule I to the Amended Credit Agreement on Annex C attached hereto, (iii) that the requisite assignments, payments and prepayments shall be deemed to be made in such amounts among the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by applicable Assignment and Assumptions under the Credit Agreement or otherwise and (iv) to any adjustments to be made to the Register to effectuate such reallocations, assignments, payments and prepayments. In connection therewith, any reallocation among the applicable Lenders resulting from the adjustments of the Loans and Commitments, and the making of the additional Euro A-3 Term Loans on the Fifth Amendment Effective Date, shall all occur on the Fifth Amendment Effective Date in connection with this Amendment (the “Facility Adjustments”). Notwithstanding anything to the contrary in Section 12.04 of the Credit Agreement or this Amendment, no other documents or instruments, including any Assignment and Assumption, shall be required to be executed in connection with these assignments, payments and prepayments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption. On the Fifth Amendment Effective Date, the Lenders shall make full cash settlement with each other through the Administrative Agent (including in the form of non-pro rata funding by any Lender that has increased its Commitment and/or Loans as of the Fifth Amendment Effective Date), and the Administrative Agent may make such adjustments between and among the applicable Lenders as are reasonably necessary to effectuate the Facility Adjustments, in each case as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments and Loans, including the additional Euro A- 3 Term Loans made on the Fifth Amendment Effective Date, so that the outstanding Loans and Commitments are as set forth on the revised Schedule I attached as Annex C hereto as of the Fifth Amendment Effective Date.

(b) Waivers. In connection therewith, and any prepayment, repayment or reallocation of Loans on the Fifth Amendment Effective Date as provided herein, each Lender party hereto hereby waives any requirement to pay any additional amounts required pursuant to Section 2.11 of the Credit Agreement.

(c) General. Notwithstanding anything to the contrary in the Credit Agreement or the Amended Credit Agreement, each Lender party hereto agrees (i) that the Facility Adjustments provided by this Amendment shall each be effective upon the Fifth Amendment Effective Date simultaneously with the effectiveness of the amendments set forth in Section 1 above and (ii) that the conditions to effectiveness of the Facility Adjustments and the amendments set forth in Section 1 above are limited to the conditions to the effectiveness of this Amendment on the Fifth Amendment Effective Date as set forth in Section 3 above.

SECTION 5. Release of Certain Dutch Credit Parties and Certain Dutch Collateral. The Administrative Agent and each Consenting Lender acknowledges that pursuant to this Amendment, as of the Fifth Amendment Effective Date:

(a) (i) each Released Dutch Party is hereby released and discharged from all of its obligations and indebtedness, including as a “Dutch Guarantor”, “Credit Party”, “Foreign Credit Party, “Guarantor” and/or “Pledgor”, as applicable, under the Credit Agreement, the Dutch Pledge Agreement, the Dutch

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Guarantee and any other Credit Documents to which such Released Dutch Party is a party, and (ii) Silgan International B.V. is hereby released and discharged from all of its obligations and indebtedness under the Dutch Guarantee;

(b) all of the Collateral Agent’s security interests in, and other Liens on, all Capital Stock and related assets of the Released Dutch Parties granted pursuant to the Dutch Pledge Agreement and any other Security Documents to which a Released Dutch Party is a party are hereby terminated and released solely with respect to the Capital Stock and related assets of that Released Dutch Party;

(c) the Collateral Agent agrees to return to the Borrowers (or any designee of the Borrowers) all documents and instruments evidencing pledged debt and all equity certificates pledged by any Released Dutch Party and any other collateral previously delivered in physical form by any Released Dutch Party pursuant to the Credit Documents; and

(d) the Collateral Agent agrees, at the request and expense of the Released Dutch Parties, to execute and deliver, without recourse, representation or warranty, all releases or other documents as are reasonably necessary or appropriate for the release of the Liens created under the Dutch Pledge Agreement solely with respect to the Capital Stock and related assets of the Released Dutch Parties and deliver such other release documents and take such actions as are necessary or reasonably requested by the Released Dutch Parties to evidence the termination and release of the Liens and security interests granted to the Collateral Agent under the Dutch Pledge Agreement solely with respect to the Capital Stock and related assets of the Released Dutch Parties.

SECTION 6. New Borrower Joinder.

(a) The New Borrower, being a Wholly-Owned Domestic Subsidiary of Silgan, desires to become a “Revolving Borrower” and a “Borrower” for purposes of (and pursuant to Section 6.04(a) of) the Amended Credit Agreement, effective from the Fifth Amendment Effective Date.

(b) This Section 6 shall be deemed to be (i) an Election to Become a Revolving Borrower (Exhibit F-1) and (ii) a supplement to the US Pledge Agreement and the US Borrowers/Subsidiaries Guaranty, in each case, for purposes of the Credit Documents.

(c) For the avoidance of doubt, the New Borrower will remain a Pledgor under the US Pledge Agreement and remain a US Guarantor under the US Borrowers/Subsidiaries Guaranty.

(d) The Administrative Agent and each of the Lenders party hereto agree to the New Borrower becoming a “Revolving Borrower” and a “Borrower” under the Amended Credit Agreement as of the Fifth Amendment Effective Date on the terms and conditions set forth herein.

SECTION 7. Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 12.01 of the Amended Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 8. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Fifth Amendment Effective Date that, in each case:

(a) the representations and warranties of each Credit Party set forth in Article VII of the Amended Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of such

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date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(b) prior to and immediately after effectiveness of this Amendment, no Default or Event of Default exists and is continuing.

SECTION 9. Reference to and Effect on the Credit Agreement and the Credit Documents.

(a) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b) The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case, as amended by this Amendment.

(d) This Amendment shall constitute a “Credit Document” under and as defined in the Amended Credit Agreement.

SECTION 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

BORROWERS:

SILGAN HOLDINGS INC., as US Borrower

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Executive Vice President, General Counsel and Secretary

SILGAN CONTAINERS LLC
SILGAN PLASTICS LLC
SILGAN CONTAINERS MANUFACTURING
CORPORATION
SILGAN DISPENSING SYSTEMS HOLDINGS
COMPANY, as US Borrowers

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN INTERNATIONAL HOLDINGS B.V., as a
Dutch Borrower

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Authorized Representative

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

GUARANTORS:

SILGAN HOLDINGS INC., as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Executive Vice President, General Counsel and Secretary

SILGAN HOLDINGS LLC
SILGAN CORPORATION, each as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Executive Vice President, General Counsel and Secretary

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

SILGAN CONTAINERS LLC
SILGAN PLASTICS LLC
SILGAN CONTAINERS MANUFACTURING
CORPORATION
SILGAN EQUIPMENT COMPANY
SILGAN PLASTICS CORPORATION
SILGAN WHITE CAP LLC
SILGAN WHITE CAP CORPORATION
SILGAN WHITE CAP AMERICAS LLC
SILGAN TUBES HOLDING COMPANY
SILGAN IPEC CORPORATION
SILGAN PLASTIC FOOD CONTAINERS
CORPORATION
PORTOLA PACKAGING LLC
SILGAN DISPENSING SYSTEMS CORPORATION
SILGAN DISPENSING SYSTEMS SLATERSVILLE
LLC
SILGAN DISPENSING SYSTEMS HOLDINGS
COMPANY
SILGAN DISPENSING SYSTEMS THOMASTON
CORPORATION
SILGAN DISPENSING SYSTEMS METAL
HOLDINGS CORPORATION
SILGAN DISPENSING SYSTEMS METAL REAL
ESTATE CORPORATION
SILGAN DISPENSING SYSTEMS COVIT AMERICA
CORPORATION
SILGAN SPECIALTY PACKAGING LLC
SILGAN UNICEP PACKAGING LLC, each as a
Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

SILGAN HOLDINGS INC., in its capacity as general
partner of SILGAN PARTNERSHIP C.V., as a
Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Executive Vice President, General Counsel and Secretary

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Collateral
Agent, an Issuing Lender and a Consenting Lender

By:	/s/ Andrew Payne
Name:	Andrew Payne
Title:	Managing Director

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

COBANK, ACB, as a Consenting Lender

By:	/s/ Jared A Greene
Name:	Jared A Greene
Title:	Assistant Corporate Secretary

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a Consenting Lender
and an Issuing Lender

By:	/s/ Erron Powers
Name:	Erron Powers
Title:	Director

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

MIZUHO BANK, LTD., as a Consenting Lender and an
Issuing Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Managing Director

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Consenting
Lender and an Issuing Lender

By:	/s/ Gus Huerta
Name:	Gus Huerta
Title:	Authorized Officer

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

TRUIST BANK, as a Consenting Lender and an Issuing Lender

By:	/s/ Jason Hembree
Name:	Jason Hembree
Title:	Director

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Consenting Lender and an Issuing Lender

By:	/s/ Michael Lahaie
Name:	Michael Lahaie
Title:	Managing Director

By:	/s/ Vinicius Araujo
Name:	Vinicius Araujo
Title:	Vice President

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Consenting Lender and an Issuing Lender

By:	/s/ Rosa Pritsch
Name:	Rosa Pritsch
Title:	Director

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

GOLDMAN SACHS BANK USA, as a Consenting Lender and an Issuing Lender

By:	/s/ Jonathan Dworkin
Name:	Jonathan Dworkin
Title:	Authorized Signatory

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

MORGAN STANLEY BANK, N.A., as a Consenting Lender and an Issuing Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

M&T BANK, as a Consenting Lender

By:	/s/ Donna J. Emhart
Name:	Donna J. Emhart
Title:	Director

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

THE TORONTO-DOMINION BANK, NEW YORK
BRANCH, as a Consenting Lender

By:	/s/ David Perlman
Name:	David Perlman
Title:	Authorized Signatory

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a
Consenting Lender

By:	/s/ Jason Hall
Name:	Jason Hall
Title:	Vice President

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

CITY NATIONAL BANK, as a Consenting Lender

By:	/s/ Louis Serio
Name:	Louis Serio
Title:	SVP

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Consenting Lender

By:	/s/ Michael Cortese
Name:	Michael Cortese
Title:	Vice President

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

BANK OF CHINA, NEW YORK BRANCH, as a
Consenting Lender

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as a Consenting
Lender

By:	/s/ Catherine Jones
Name:	Catherine Jones
Title:	Managing Director

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

BANCO DE SABADELL, S.A., MIAMI BRANCH, as
a Consenting Lender

By:	/s/ Enrique Castillo
Name:	Enrique Castillo
Title:	Head of Corporate Banking

Silgan Holdings Inc.

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

Annex A

[Amended Credit Agreement attached]

EXECUTION VERSION

ANNEX A TO ~~FOURTH~~FIFTH AMENDMENT

Published CUSIP Number: 82704EBG0

Revolving Loan CUSIP Number: 82704EBH8

US A-1 Term Loan CUSIP Number: 82704EBK1

US A-2 Term Loan CUSIP Number: 82704EBJ4

Euro A-3 Term Loan CUSIP Number: 82704EBL9

AMENDED AND RESTATED CREDIT AGREEMENT

(as amended by that certain First Amendment dated as of May 30, 2018, that certain Second Amendment dated as of

February 1, 2021, that certain Third Amendment dated as of November 9, 2021, ~~and~~ that certain Fourth Amendment dated as of June 22, 2023, that certain Incremental Term Loan Commitment Agreement dated as of October 10,

2024 and that certain Fifth Amendment dated as of November 4, 2024)

among

SILGAN HOLDINGS INC.,

SILGAN CONTAINERS LLC,

SILGAN PLASTICS LLC,

SILGAN CONTAINERS MANUFACTURING CORPORATION,

SILGAN INTERNATIONAL HOLDINGS B.V.,

SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY,

CERTAIN OTHER BORROWERS,

VARIOUS LENDERS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

BANK OF AMERICA, N.A., ~~MIZUHO BANK, LTD,~~

COBANK, ACB,

GOLDMAN SACHS BANK USA, JPMORGAN CHASE BANK, N.A.,

~~and~~

~~SUMITOMO MITSUI BANKING CORPORATION,~~

~~as Co-Syndication Agents~~

~~and~~

~~BARCLAYS BANK PLC, BNP PARIBAS, CAPITAL ONE, N.A., CITIZENS BANK, N.A.,~~

~~COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, JPMORGAN CHASE~~MIZUHO BANK,

~~N.A~~LTD., MORGAN STANLEY SENIOR FUNDING, INC., ~~MUFG BANK, LTD,~~

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,

SUMITOMO MITSUI BANKING CORPORATION and TRUIST BANK,

as Co-Syndication Agents

and

~~PEOPLE’S UNITED~~FIFTH THIRD BANK, NATIONAL ASSOCIATION, ~~PNC~~M&T BANK, ~~NATIONAL~~

~~ASSOCIATION,~~

TORONTO-DOMINION BANK, NEW YORK BRANCH and U.S. BANK NATIONAL ASSOCIATION,

~~RAIFFEISEN BANK INTERNATIONAL AG, TD BANK, N.A.~~

~~and~~

~~TRUIST BANK,~~

as Co-Documentation Agents

Dated as of March 24, 2017

WELLS FARGO SECURITIES, LLC,

EXECUTION VERSION

BofA SECURITIES, INC.,

~~MIZUHO BANK, LTD,~~

COBANK, ACB,

GOLDMAN SACHS BANK USA, JPMORGAN CHASE BANK, N.A.,

~~and~~

MIZUHO BANK, LTD., MORGAN STANLEY SENIOR FUNDING, INC.,

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,

SUMITOMO MITSUI BANKING CORPORATION and TRUIST SECURITIES, INC.,

as Joint Lead Arrangers and Joint Bookrunners

Page
ARTICLE I Definitions and Accounting Terms		1

Section 1.01	Defined Terms	1

Section 1.02	Principles of Construction	~~58~~59

Section 1.03	Limited Condition Acquisitions	~~59~~60

Section 1.04	Rates	61

Section 1.05	Divisions.	~~61~~62

Section 1.06	Exchange Rates; Currency Equivalents; Daily Simple RFR Loans.	62

ARTICLE II Amount and Terms of Credit		~~61~~63

Section 2.01	Commitments	~~61~~63

Section 2.02	Minimum Amount of Each Borrowing	~~65~~67

Section 2.03	Notice of Borrowing	~~66~~68

Section 2.04	Disbursement of Funds	~~67~~69

Section 2.05	Notes	~~68~~70

Section 2.06	Conversions	~~71~~73

Section 2.07	Pro Rata Borrowings	~~72~~74

Section 2.08	Interest	~~72~~74

Section 2.09	Interest Periods	~~74~~76

Section 2.10	Changed Circumstances; Increased Costs	~~76~~79

Section 2.11	Compensation	~~82~~85

Section 2.12	Designation of a Different Lending Office	~~83~~85

Section 2.13	Replacement of Lenders	~~83~~86

Section 2.14	Incremental Term Loan Commitments	~~84~~86

Section 2.15	Incremental Revolving Loan Commitments	~~87~~90

Section 2.16	Special Sharing and Conversion Provisions Applicable to Lenders Upon the Occurrence of a Sharing Event	~~89~~92

Section 2.17	Defaulting Lenders	~~93~~95

Section 2.18	Extension of Term Loans and Revolving Loan Commitments	~~95~~98

Section 2.19	Cash Collateral	~~98~~100

ARTICLE III Letters of Credit.		~~99~~101

Section 3.01	Letters of Credit Generally	~~99~~101

Section 3.02	Minimum Stated Amount	~~100~~102

Section 3.03	Letter of Credit Requests	~~100~~102

Section 3.04	Letter of Credit Participations	~~101~~103

Section 3.05	Agreement to Repay Letter of Credit Drawings	~~103~~105

Section 3.06	Increased Costs	~~104~~106

-i-

(continued)

Page
Section 3.07	Extended Revolving Loan Commitments	~~104~~107

ARTICLE IV Fees; Commitments; Reductions of Commitments.		~~104~~107

Section 4.01	Fees	~~104~~107

Section 4.02	Voluntary Termination of ~~Revolving~~ Commitments	~~105~~108

Section 4.03	Mandatory Reduction or Termination of Commitments	~~106~~109

ARTICLE V Prepayments; Payments; Commitment Reductions.		~~107~~110

Section 5.01	Voluntary Prepayments	~~107~~110

Section 5.02	Mandatory Repayments, Prepayments and Commitment Reductions	~~109~~112

Section 5.03	Method and Place of Payment	~~115~~118

Section 5.04	Taxes	~~115~~119

ARTICLE VI Conditions Precedent.		~~119~~122

Section 6.01	Conditions to Loans on the Original Effective Date	~~119~~122

Section 6.02	~~Conditions to Funding of Delayed Draw Term Loan and Limited Condition Revolving Loans~~	~~122~~[Reserved] 125

Section 6.03	Conditions to All Credit Events	~~124~~126

Section 6.04	Additional Revolving Borrowers; Foreign Borrowers; etc	~~124~~126

Section 6.05	Incremental Term Loans; Incremental Revolving Loan Commitments	~~126~~128

ARTICLE VII Representations, Warranties and Agreements.		~~127~~128

Section 7.01	Organizational Status	~~127~~128

Section 7.02	Power and Authority	~~127~~129

Section 7.03	No Violation	~~127~~129

Section 7.04	Governmental Approvals	~~128~~129

Section 7.05	Security Documents	~~128~~129

Section 7.06	Insurance	~~128~~130

Section 7.07	Financial Statements; Financial Condition; etc	~~129~~130

Section 7.08	Litigation	~~129~~131

Section 7.09	True and Complete Disclosure	~~129~~131

Section 7.10	Use of Proceeds; Margin Regulations	~~129~~131

Section 7.11	Tax Returns and Payments	~~130~~132

Section 7.12	Compliance with ERISA	~~130~~132

Section 7.13	Subordination	~~131~~133

Section 7.14	Subsidiaries	~~131~~133

Section 7.15	Compliance with Statutes; etc	~~131~~133

-ii-

(continued)

Page
Section 7.16	Investment Company Act	~~132~~134

Section 7.17	Labor Relations	~~132~~134

Section 7.18	Patents, Licenses, Franchises and Formulas	~~132~~134

Section 7.19	Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions	~~133~~134

ARTICLE VIII Affirmative Covenants.		~~133~~135

Section 8.01	Information Covenants	~~133~~135

Section 8.02	Books, Records and Inspections	~~135~~137

Section 8.03	Maintenance of Property; Insurance	~~135~~137

Section 8.04	Franchises	~~136~~137

Section 8.05	Compliance with Statutes; etc	~~136~~138

Section 8.06	ERISA	~~136~~138

Section 8.07	End of Fiscal Years; Fiscal Quarters	~~137~~139

Section 8.08	Taxes	~~137~~139

Section 8.09	Additional Security; Further Assurances; etc	~~137~~139

Section 8.10	~~Foreign Subsidiaries Security~~	~~138~~[Reserved] 140

Section 8.11	Margin Stock	~~139~~140

Section 8.12	Use of Proceeds	~~139~~140

Section 8.13	Maintenance of Corporate Separateness	~~139~~140

Section 8.14	Maintenance of Ratings	~~140~~141

Section 8.15	Release and Reinstatement of Collateral	~~140~~141

Section 8.16	Compliance with Anti-Money Laundering Laws and Beneficial Ownership Regulation	~~140~~141

ARTICLE IX Negative Covenants.		~~140~~141

Section 9.01	Liens	~~140~~141

Section 9.02	Consolidation, Merger, Sale of Assets, etc	~~143~~145

Section 9.03	Dividends	~~147~~149

Section 9.04	Indebtedness	~~147~~151

Section 9.05	Advances; Investments and Loans	~~152~~156

Section 9.06	Transactions with Affiliates and Unrestricted Subsidiaries	~~155~~159

Section 9.07	Interest Coverage Ratio	~~156~~160

Section 9.08	Total Net Leverage Ratio	~~156~~160

Section 9.09	Limitation on Voluntary Payments and Modifications of Certain Indebtedness; Modifications of Certain Documents; Certificate of Incorporation; By-Laws and Certain Other Agreements; etc	~~156~~161

Section 9.10	Creation of Subsidiaries and Unrestricted Subsidiaries	~~157~~161

-iii-

(continued)

Page
Section 9.11	~~Limitation on Restrictions on Subsidiary Dividends and Other Distributions~~	~~158~~Restrictive Agreements 162

Section 9.12	Limitation on Issuances of Capital Stock	~~159~~164

Section 9.13	Business	~~159~~164

~~Section 9.14~~	~~Designated Senior Indebtedness~~	~~159~~

ARTICLE X Events of Default.		~~159~~164

Section 10.01	Payments	~~159~~164

Section 10.02	Representations, etc	~~160~~164

Section 10.03	Covenants	~~160~~164

Section 10.04	Default Under Other Agreements	~~160~~165

Section 10.05	Bankruptcy, etc	~~160~~165

Section 10.06	ERISA	~~161~~165

Section 10.07	Guaranties	~~161~~166

Section 10.08	Security Documents	~~161~~166

Section 10.09	Judgments	~~161~~166

Section 10.10	Change of Control	~~161~~166

Section 10.11	Accounts Receivable Facility	~~161~~166

Section 10.12	Crediting of Payments and Proceeds	~~162~~167

ARTICLE XI The Administrative Agent; etc.		~~163~~168

Section 11.01	Appointment	~~163~~168

Section 11.02	Nature of Duties	~~163~~168

Section 11.03	Lack of Reliance on the Administrative Agent	~~164~~169

Section 11.04	Certain Rights of the Administrative Agent	~~164~~169

Section 11.05	Reliance	~~164~~170

Section 11.06	Indemnification	~~165~~170

Section 11.07	The Administrative Agent in its Individual Capacity	~~165~~170

Section 11.08	Holders	~~165~~170

Section 11.09	Resignation by the Administrative Agent	~~165~~170

Section 11.10	Collateral Matters	~~166~~171

Section 11.11	Certain ERISA Matters	~~167~~172

Section 11.12	Erroneous Payments	~~168~~173

ARTICLE XII Miscellaneous.		~~170~~175

Section 12.01	Payment of Expenses, etc	~~170~~175

Section 12.02	Right of Setoff	~~171~~176

-iv-

(continued)

Page
Section 12.03	Notices	~~172~~177

Section 12.04	Successors and Assigns; Participations	~~173~~178

Section 12.05	No Waiver; Remedies Cumulative	~~177~~182

Section 12.06	Payments Pro Rata	~~177~~182

Section 12.07	Calculations: Computations	~~178~~183

Section 12.08	GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE	~~179~~184

Section 12.09	Counterparts; Electronic Execution	~~180~~185

Section 12.10	Effectiveness	~~181~~186

Section 12.11	Headings Descriptive	~~181~~186

Section 12.12	Amendment and Waiver; Replacement of Lenders	~~181~~186

Section 12.13	Survival	~~184~~189

Section 12.14	Domicile of Loans	~~184~~189

Section 12.15	Confidentiality	~~184~~189

Section 12.16	Register	~~185~~190

Section 12.17	The Patriot Act; Anti-Money Laundering Laws	~~185~~190

Section 12.18	Judgment Currency	~~186~~191

Section 12.19	Euro	~~186~~191

Section 12.20	Immunity	~~187~~192

Section 12.21	Parallel Debt	~~187~~192

Section 12.22	Payments Set Aside	~~187~~192

Section 12.23	Severability of Provisions	~~187~~193

Section 12.24	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~188~~193

Section 12.25	Restricted Lenders	~~188~~193

Section 12.26	No Advisory or Fiduciary Responsibility	~~188~~193

Section 12.27	~~Amendment and Restatement of Existing Credit Agreement~~	~~189~~[Reserved] 194

Section 12.28	Intercreditor Agreements	~~190~~194

Section 12.29	Acknowledgement Regarding Any Supported QFCs	~~190~~194

-v-

SCHEDULES

Schedule I	Commitments
Schedule II	Existing Letters of Credit
Schedule III	Insurance
Schedule IV	Subsidiaries
Schedule V	Existing Liens
Schedule VI	Existing Indebtedness
Schedule VII	Existing Investments
Schedule VIII	Existing Intercompany Loans
Schedule IX	Notice Addresses
Schedule X	~~Initial Voting Lender Participants~~[reserved]
Schedule XI	ERISA Matters
Schedule XII	LC Commitments
Schedule XIII	EBITDA Amounts

EXHIBITS

Exhibit A-1	Form of Notice of Borrowing
Exhibit A-2	Form of Notice of Conversion/Continuation
Exhibit B-1	Form of US A-1 Term Note
Exhibit B-2	Form of US A-2 Term Note
Exhibit B-3	~~[Reserved]~~Form of Euro A-3 Term Note
Exhibit B-4	Form of Incremental Term Note
Exhibit B-5	Form of Revolving Note
Exhibit B-6	~~[Reserved]~~
~~Exhibit B-7~~	Form of Dutch Revolving Note
Exhibit B~~-8~~-7	Form of Swingline Note
Exhibit C	Form of Letter of Credit Request
Exhibit D-1	Form of US Tax Compliance Certificate (Non-Partnership Foreign Lenders)
Exhibit D-2	Form of US Tax Compliance Certificate (Non-Partnership Foreign Participants)
Exhibit D-3	Form of US Tax Compliance Certificate (Foreign Participant Partnerships)
Exhibit D-4	Form of US Tax Compliance Certificate (Foreign Lender Partnerships)
Exhibit E-1	Form of Officers’ Certificate
Exhibit E-2	Form of Solvency Certificate
~~Exhibit F-1~~	~~Form of US Borrowers/Subsidiaries Guaranty~~
~~Exhibit F-2~~	~~[Reserved]~~
~~Exhibit F-3~~	~~Form of Dutch Guarantee~~
~~Exhibit G~~	~~Form of US Pledge Agreement~~
~~Exhibit H~~	~~[Reserved]~~
~~Exhibit I~~	~~Form of Dutch Pledge Agreement~~
Exhibit ~~J~~F-1	Form of Election to Become a Revolving Borrower
Exhibit ~~J~~F-2	Form of Election to Become a Foreign Borrower
Exhibit ~~K~~G	Form of Assignment and Assumption Agreement
Exhibit ~~L~~H	Form of Incremental Term Loan Commitment Agreement
Exhibit ~~M~~I	Form of Incremental Revolving Loan Commitment Agreement

-i-

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 24, 2017, among SILGAN HOLDINGS INC., a Delaware corporation (“Silgan”), SILGAN CONTAINERS LLC, a Delaware limited liability company (“Containers”), SILGAN PLASTICS LLC, a Delaware limited liability company (“Plastics”), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation (“Manufacturing”), SILGAN INTERNATIONAL HOLDINGS B.V., a private company with limited liability incorporated under the laws of The Netherlands (“Silgan International B.V.”), SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY, a Delaware corporation (“Dispensing”), each other Revolving Borrower party hereto from time to time, each other Incremental Term Loan Borrower party hereto from time to time (together with Silgan, Containers, Plastics, Manufacturing, Silgan International B.V., Dispensing and each other Revolving Borrower, the “Borrowers,” and each individually, a “Borrower”), the lenders from time to time party hereto (each a “Lender” and, collectively, the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein and defined in Article I are used herein as so defined.

WITNESSETH:

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrowers the respective credit facilities provided for herein;

NOW, THEREFORE, IT IS AGREED:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“2024 Incremental Term Loan Commitment Agreement” shall mean that certain Incremental Term Loan Commitment Agreement, dated as of the 2024 Incremental Term Loan Commitment Agreement Effective Date, by and among Silgan, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“2024 Incremental Term Loan Commitment Agreement Effective Date” shall mean October 10, 2024.

“2025 Senior Notes” shall mean~~, collectively,~~ Silgan’s ~~4.75% Dollar Senior Notes due 2025 and~~ 3.25% Euro Senior Notes due 2025 issued pursuant to the 2025 Senior Notes Indenture.

“2025 Senior Notes Indenture” shall mean the Indenture, dated as of February 13, 2017, between Silgan, U.S. Bank National Association, as trustee, Elavon Financial Services DAC, UK Branch, as paying agent in respect of the Euro notes issued thereunder, and Elavon Financial Services DAC, as registrar and transfer agent in respect of the Euro notes issued thereunder, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“2026 Senior Secured Notes” shall mean Silgan’s 1.40% Senior Secured Notes due 2026 issued pursuant to the 2026 Senior Secured Notes Indenture.

~~“2026 Senior Secured Notes Documents” shall mean the 2026 Senior Secured Notes, the 2026 Senior Secured Notes Indenture and each of the other documents executed in connection therewith.~~

“2026 Senior Secured Notes Indenture” shall mean the Indenture, dated as of February 10, 2021, among Silgan, the subsidiaries party thereto as “Guarantors” and Wells Fargo Bank National Association, as trustee and collateral agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“2028 Dollar Senior Notes” shall mean Silgan’s 4.125% Senior Notes due 2028 issued pursuant to the 2028 Dollar Senior Notes Indenture.

“2028 Dollar Senior Notes Indenture” shall mean the Indenture, dated as of November 12, 2019, between Silgan and U.S. Bank National Association, as trustee, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“2028 Euro Senior Notes” shall mean Silgan’s 2.25% Senior Notes due 2028 issued pursuant to the 2028 Euro Senior Notes Indenture.

“2028 Euro Senior Notes Indenture” shall mean the Indenture, dated as of February 26, 2020, among Silgan, U.S. Bank National Association, as trustee, Elavon Financial Services DAC, UK Branch, as paying agent in respect of the Euro notes issued thereunder, and Elavon Financial Services DAC, as registrar and transfer agent in respect of the Euro notes issued thereunder, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Accounts Receivable Facility” shall mean the transactions contemplated by the Accounts Receivable Facility Documents pursuant to which the Designated Credit Parties sell their accounts receivable and related assets to the Receivables Subsidiary for resale by the Receivables Subsidiary as part of a customary asset securitization transaction involving accounts receivable and related assets.

“Accounts Receivable Facility Documents” shall mean the pooling and servicing agreement, the receivables purchase agreement and each of the other documents and agreements entered into in connection with the Accounts Receivable Facility, all of the terms and conditions of which shall be required to be reasonably satisfactory in form and substance to the ~~Agents~~Administrative Agent (it being understood that at least ~~15~~10 Business Days prior to the entering into of any Accounts Receivable Facility, drafts of the Accounts Receivable Facility Documents with respect thereto shall be distributed to the ~~Agents~~Administrative Agent for ~~their~~its review, and the ~~Agents~~Administrative Agent shall receive all subsequent drafts of such Accounts Receivable Facility Documents).

“Additional Collateral” shall mean any assets or properties of any Credit Party given as collateral pursuant to any Additional Security Document.

“Additional Permitted ~~Dutch Subordinated~~ Indebtedness” shall have the meaning provided in Section 9.04(ix).

“Additional Permitted ~~Dutch Subordinated~~ Indebtedness Documents” shall mean all indentures, securities purchase agreements, note agreements and other documents and agreements entered into in connection with any Additional Permitted ~~Dutch Subordinated~~ Indebtedness.

~~“Additional Permitted Indebtedness” shall have the meaning provided in Section 9.04(ix).~~

~~“Additional Permitted Indebtedness Documents “ shall mean all Additional Permitted Dutch Subordinated Indebtedness Documents and all Additional Permitted Silgan Indebtedness Documents.~~

~~“Additional Permitted Silgan Indebtedness” shall have the meaning provided in Section 9.04(ix).~~

~~“Additional Permitted Silgan Indebtedness Documents” shall mean all indentures, securities purchase agreements, note agreements and other documents and agreements entered into in connection with any Additional Permitted Silgan Indebtedness.~~

“Additional Security Documents” shall have the meaning provided in Section 8.09(a) and shall include any additional security documentation executed and delivered pursuant to ~~Sections 8.10 and/or~~Section 9.10.

“Adjusted Consolidated Net Income” shall mean, for any period, Consolidated Net Income of Silgan and its Subsidiaries for such period plus the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense, non-cash interest expense, write-downs of inventory and other non-cash charges) that were deducted in (or excluded from) arriving at the Consolidated Net Income of Silgan and its Subsidiaries for such period less the amount of all net non-cash gains and gains from sales of assets (other than sales of inventory in the ordinary course of business) that were added in arriving at said Consolidated Net Income for such period.

“Adjusted Eurocurrency Rate” ~~means~~shall mean, as to any Loan denominated in any applicable Currency not bearing interest based on an RFR (which, as of the ~~Fourth~~Fifth Amendment Effective Date, shall mean each of the Currencies identified in clause (a) of the definition of “Currency”, other than Dollars and Pounds Sterling) for any Interest Period, a rate per annum determined by the Administrative Agent pursuant to the following formula:

Adjusted Eurocurrency Rate =	Eurocurrency Rate for such Currency for such
Interest Period
1.00-Eurocurrency Reserve Percentage

Notwithstanding the foregoing, if the Adjusted Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Adjusted Term CORRA” shall mean, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation plus (b) the Term CORRA Adjustment; provided that if Adjusted Term CORRA as so determined shall ever be less than the Floor, then Adjusted Term CORRA shall be deemed to be the Floor.

“Administrative Agent” shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor Administrative Agent appointed pursuant to Section 11.09.

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Agents” shall mean and include the Administrative Agent~~, Bank of America, N.A., Mizuho Bank, Ltd, CoBank, ACB, Goldman Sachs Bank USA and Sumitomo Mitsui Banking Corporation, each in its capacity as syndication agent~~ and the Collateral Agent.

“Aggregate RL Exposure” shall mean, at any time, the sum of (i) the aggregate principal amount of all Revolving Loans then outstanding (for this purpose, using the Dollar Equivalent of the outstanding principal amount of any Primary Alternate Currency Revolving Loans), (ii) the aggregate outstanding principal amount of all Swingline Loans at such time (for this purpose, using the Dollar Equivalent of any outstanding Euro Denominated Swingline Loan) and (iii) the aggregate amount of all Letter of Credit Obligations at such time.

“Agreement” shall mean this Amended and Restated Credit Agreement, as same may be modified, supplemented, amended, extended or renewed from time to time.

~~“Albea Acquisition” shall mean the acquisition of (a) Albéa Le Tréport, S.A.S., Albéa Lacrost, S.A.S., Dispensing Services, S.A.S., Twist Beauty Packaging Holdings Netherlands B.V. (together with its subsidiary) and Albéa Beauty Packaging Holding Spain S.L.U. (together with its subsidiary) by Silgan International Holdings B.V., (b) Albéa Thomaston Inc. and Albéa Metal Holding Corp. (together with its subsidiaries) by Silgan Dispensing Systems Holdings Company, (c) Albéa Do Brasil Embalagens LTDA by Silgan Dispensing Systems Brazil Packaging Industry Ltda. and (d) certain assets of Albéa Packaging (Suzhou) Co. Ltd. by Silgan Dispensing Systems (Wuxi) Co., Ltd., in each case completed on June 1, 2020.~~

“Alternate Currency” shall mean each Currency other than Dollars.

“Alternate Currency Equivalent” shall mean, subject to Section 1.06, for any amount, at the time of determination thereof, with respect to any amount expressed in Dollars, the equivalent of such amount thereof in the applicable Alternate Currency as determined by the Administrative Agent in its reasonable discretion by reference to the most recent Spot Rate (as determined as of the most recent Revaluation Date) for the purchase of such Alternate Currency with Dollars.

“Alternate Currency Incremental Term Loan” shall mean each Incremental Term Loan denominated in an Alternate Currency.

“Alternate Currency Loan” shall mean each Alternate Currency Term Loan, each Canadian Dollar Loan, each Primary Alternate Currency Revolving Loan and each Euro Denominated Swingline Loan, as the context may require.

“Alternate Currency Term Loan” shall mean each Term Loan denominated in an Alternate Currency.

“Anti-Corruption Laws” shall mean the FCPA, the United Kingdom Bribery Act of 2010 or any similar applicable anti-corruption and anti-bribery laws or regulations administered or enforced by any Governmental Authority having jurisdiction over Silgan or any of its Subsidiaries.

“Anti-Money Laundering Laws” shall mean any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Credit Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Applicable Commitment Commission Percentage” and “Applicable Margin” shall mean, from and after any Start Date to and including the corresponding End Date:

(i) with respect to US A Term Loans and the Euro A-3 Term Loans, the respective percentage per annum set forth below and opposite the Total Net Leverage Ratio indicated to have been achieved on an applicable Test Date for such Start Date (as shown in the respective officer’s certificate delivered pursuant to Section 8.01(d) or the first proviso below):

Total Net Leverage Ratio	US A Term Loans maintained as Base Rate Loans	US A Term Loans and Euro A-3 Term Loans maintained as Eurocurrency Rate Loans or RFR Loans
≥4.25x	0.75%	1.75%
≥~~3.25x~~ 3.50x and <4.25x	0.50%	1.50%
≥3.00x and <~~3.25x~~3.50x	0.25%	1.25%
<3.00x	0.00%	1.00%

; provided, however, that if Silgan fails to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer’s certificate required to be delivered pursuant to Section 8.01(d) showing the applicable Total Net Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then the Total Net Leverage Ratio shall be deemed to be greater than 4.25:1.00 until such time, if any, as the financial statements required as set forth above and the accompanying officer’s certificate have been delivered showing the Total Net Leverage Ratio for the respective Margin Reduction Period is less than or equal to 4.25:1.00 (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate); provided further, that the Applicable Margin shall be the respective percentage applicable to a Total Net Leverage Ratio of higher than 4.25:1.00 at all times when a Specified Default or an Event of Default is in existence. Notwithstanding anything to the contrary contained in the immediately preceding sentence (other than the further proviso thereof), (A) for the period from the ~~Third~~Fifth Amendment Effective Date through, but not including, the Start Date in respect of Silgan’s fiscal quarter ending March 31, ~~2022~~2025, the Applicable Margin for (x) US A Term Loans and Euro A-3 Term Loans that are maintained as Eurocurrency Rate Loans shall not be less than 1.50% and (y) US A Term Loans that are maintained as Base Rate Loans shall be not less than 0.50%, (B) with respect to each Tranche of Incremental Term Loans (to the extent then outstanding), the Applicable Margin shall be that percentage set forth in, or calculated in accordance with, Section 2.14 and the relevant Incremental Term Loan Commitment Agreement and (C) the Applicable Margin in respect of any Tranche of Extended Term Loans shall be the applicable percentages per annum set forth in the relevant Extension Offer.

(ii) with respect to the Commitment Commission, the respective percentage per annum set forth below in clause (iii) under the column “Applicable Commitment Commission Percentage”, and

(iii) with respect to Revolving Loans and Swingline Loans, the respective percentage per annum set forth below under the respective Tranche and Type of Loans and (including with respect to clause (ii) above) opposite the Total Net Leverage Ratio indicated to have been achieved on an applicable Test Date for such Start Date (as shown in the respective officer’s certificate delivered pursuant to Section 8.01(d) or the first proviso below):

Total Net Leverage Ratio	Revolving Loans and Swingline Loans maintained as Base Rate Loans or	Revolving Loans maintained as SONIA RFR Loans	Revolving Loans maintained as Eurocurrency Rate Loans~~,~~ or RFR Loans	Applicable Commitment Commission Percentage

	Canadian Prime Rate Loans		(other than SONIA RFR Loans) ~~or CDOR Rate Loans~~
≥4.25x	0.50%	1.5326%	1.50%	0.30%
≥3.00x and <4.25x	0.25%	1.2826%	1.25%	0.25%
<3.00x	0.00%	1.0326%	1.00%	0.20%

; provided, however, that if Silgan fails to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer’s certificate required to be delivered pursuant to Section 8.01(d) showing the applicable Total Net Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then the Total Net Leverage Ratio shall be deemed to be greater than 4.25:1.00 until such time, if any, as the financial statements required as set forth above and the accompanying officer’s certificate have been delivered showing the Total Net Leverage Ratio for the respective Margin Reduction Period is less than or equal to 4.25:1.00 (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Applicable Commitment Commission Percentage or in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate); provided further, that the Applicable Commitment Commission Percentage and the Applicable Margin shall be the respective percentage applicable to a Total Net Leverage Ratio of higher than 4.25:1.00 at all times when a Specified Default or an Event of Default is in existence. Notwithstanding anything to the contrary contained in the immediately preceding sentence (other than the further proviso thereof), (A) for the period from the ~~Third~~Fifth Amendment Effective Date through, but not including, the Start Date in respect of Silgan’s fiscal quarter ending March 31, ~~2022~~2025 , (i) the Applicable Margin for (x) Revolving Loans and Swingline Loans that are maintained as Eurocurrency Rate Loans~~,~~ and RFR ~~Loans and CDOR Rate~~ Loans, as applicable, shall not be less than 1.25%, (y) Revolving Loans that are maintained as SONIA RFR Loans shall not be less than 1.2826% and (z) Revolving Loans and Swingline Loans that are maintained as Base Rate Loans and Canadian Prime Rate Loans, as applicable, shall be not less than 0.25% and (ii) the Applicable Commitment Commission Percentage shall be 0.25% and (B) the Applicable Margin in respect of Revolving Loans and Swingline Loans made pursuant to any Extended Revolving Loan Commitments shall be the applicable percentages per annum set forth in the relevant Extension Offer.

“Applicable Currency” shall mean, (i) for any Tranche of Incremental Term Loans, the Currency for such Tranche designated in the Incremental Term Loan Commitment Agreement for such Tranche, (ii) for US A Term Loans, Dollars, (iii) for Euro A-3 Term Loans, Euros, (iv) for Revolving Loans, Dollars and each Primary Alternate Currency, (~~iv~~v ) for Letters of Credit, Dollars and each Primary Alternate Currency and (~~v~~vi) for Swingline Loans, Dollars and Euros.

“Applicable Law” shall mean all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Approved Fund” ~~means~~shall mean any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“AR Revolver Debt” shall mean the outstanding loans (or similar obligations) under the revolving facility component of the Accounts Receivable Facility.

“Asset Sale” shall mean any sale, transfer or other disposition by Silgan or any of its Subsidiaries to any Person other than to Silgan or a Wholly-Owned Subsidiary of Silgan of any asset (including,

without limitation, any ~~capital stock~~Capital Stock in, or other ~~securities of, or equity interests in,~~Securities of, another Person) other than sales of assets pursuant to Sections 9.02(i), (ii), (iii), (iv), (v), (xi), (xii) ~~and~~, (xiv), (xv), (xvi), (xvii), (xviii), (xix), (xx), (xxiii), (xxv), (xxvi), (xxvii), (xxviii) and (xxix).

“Assignment and Assumption Agreement” shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit ~~K~~G (appropriately completed).

“Available Tenor” shall mean, as of any date of determination and with respect to any then-current Benchmark for any Currency, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.10(h)(iv).

“Bail-In Action” ~~means~~shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” ~~means~~shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” shall have the meaning provided in Section 10.05.

“Base Rate” shall mean, at any time, the highest of (i) 1/2 of 1% in excess of the Federal Funds Rate at such time, (ii) the Prime Lending Rate at such time and (iii) Daily Simple RFR for Dollars in effect on such day plus 1.00%; provided that clause (iii) shall not be applicable during any period in which Daily Simple RFR for Dollars is unavailable or unascertainable. Any change in the Base Rate due to a change in the Prime Lending Rate, the Federal Funds Rate or Daily Simple RFR for Dollars shall be effective as of the opening of business on the day of such change in the Prime Lending Rate, the Federal Funds Rate or Daily Simple RFR for Dollars, respectively. Notwithstanding the foregoing, in no event shall the Base Rate be less than 0.00%.

“Base Rate Loan” shall mean (i) each Dollar Denominated Swingline Loan and (ii) any other Loan denominated in Dollars designated or deemed designated as a Base Rate Loan (i.e., any Loan bearing interest at a rate based upon the Base Rate as provided in this Agreement) by the respective Borrower at the time of the incurrence thereof or conversion thereto.

“Benchmark” shall mean, initially, with respect to any (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark for Dollars, then “Benchmark” ~~means~~shall mean, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.10(h)(i), (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Pounds Sterling, the Daily Simple RFR applicable for such Currency; provided that if a Benchmark Transition Event has occurred with respect to such Daily Simple RFR or the then-current Benchmark for such Currency, then “Benchmark” ~~means~~shall mean, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section  2.10(h)(i)~~and~~, (c) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, the Adjusted Eurocurrency Rate applicable for such Currency; provided that if a Benchmark Transition Event has occurred with respect to such Adjusted Eurocurrency Rate or the then-current Benchmark for such Currency, then “Benchmark” ~~means~~shall mean, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.10(h)(i) and (d) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Canadian Dollars, the Term CORRA Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate or then-current Benchmark for Canadian Dollars, then “Benchmark” shall mean, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.10(h)(i).

“Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents.

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency.

“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark for any Currency:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” shall mean, with respect to the then-current Benchmark for any Currency, the occurrence of one or more of the following events with respect to such Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, the central bank for the Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” shall mean, with respect to any Benchmark for any Currency, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” ~~means~~shall mean, with respect to any then-current Benchmark for any Currency, the period (if any) (i) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.10(h)(i) and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.10(h)(i).

“Beneficial Ownership Certification” ~~means~~shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” ~~means~~shall mean 31 C.F.R. § 1010.230.

“Benefit Plan” ~~means~~shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” shall have the meaning provided in the first paragraph of this Agreement.

“Borrowing” shall mean the borrowing of one Type of Loan of a single Tranche from all the Lenders having Commitments of the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurocurrency Rate Loans (other than Euro Denominated Swingline Loans), Term SOFR Loans and ~~CDOR Rate~~Term CORRA Loans the same Interest Period; provided that Base Rate Loans incurred pursuant to Sections 2.10(a) or 2.10(c) shall be considered part of the related Borrowing of RFR Loans.

“Business Day” shall mean (i) for all purposes other than as covered by clauses (ii) and (iii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized by law or other government action to close, (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on or with respect to, Eurocurrency Rate Loans, any day which is a Business Day described in clause (i) above and which is also (A) a day for trading by and between banks in the relevant interbank market and which shall not be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in New York City or London and (B) in relation to any payment in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open and (iii) with respect to all notices and determination in connection with, and payments of principal of, and interest on, Canadian Dollar Loans, any day which is a Business Day described in clause (i) above and which is not a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in Toronto, Ontario or London, England.

“Calculation Period” shall mean the Test Period most recently ended on or prior to the date that any determination is required to be made hereunder on a Pro Forma Basis.

“Canadian Dollar Equivalent” shall mean, ~~at~~subject to Section 1.06, for any amount, at the time ~~for the~~of determination thereof, ~~the~~(a) if such amount ~~of~~is expressed in Canadian Dollars ~~which could be purchased with the amount of Dollars involved in such computation at the spot rate of exchange therefor as quoted~~, such amount and (b) with respect to any amount expressed in a Currency (other than Canadian Dollars), the equivalent of such amount thereof in Canadian Dollars as determined by the Administrative Agent ~~as of 11:00 A.M. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (~~in its reasonable discretion by reference to the most recent Spot Rate (as determined as of the most recent Revaluation Date or, in the case of any determination pursuant to Section ~~2.16 or~~ 12.18 or Section 28 of the US Borrowers/Subsidiaries Guaranty, on the date of determination) for the purchase of Canadian Dollars with Dollars.

“Canadian Dollar Loan” shall mean each Loan denominated in Canadian Dollars.

“Canadian Dollars” and “C$” shall mean freely transferable lawful money of Canada.

“Canadian Holdco” shall mean 827599 Ontario Inc., an Ontario corporation.

“Canadian Prime Rate” shall mean the greater of (a) the rate of interest publicly announced from time to time by the Canadian Reference Bank as its prime rate in effect for determining interest rates on Canadian Dollar denominated commercial loans in Canada (which such rate is not necessarily the most favored rate of such reference bank and such reference bank may lend to its customers at rates that are at, above or below such rate) or, if the Canadian Reference Bank ceases to announce a rate so designated, any similar successor rate reasonably designated by the Administrative Agent, and (b) the annual rate of interest equal to the sum of (i) the ~~CDOR Rate~~Adjusted Term CORRA for a one month interest period at such time plus (ii) 0.75% per annum.

“Canadian Prime Rate Loans” shall mean any Canadian Dollar Loan that bears interest at a rate based on the Canadian Prime Rate designated or deemed designated as such by the relevant Borrower at the time of the incurrence thereof or conversion thereto.

“Canadian Reference Bank” shall mean The Bank of Nova Scotia, or if such bank has not publicly announced its Canadian Prime Rate on any date of determination, such other Canadian bank as the Administrative Agent may determine in its sole discretion.

“Canadian Subsidiary” shall mean each Foreign Subsidiary of Silgan organized under the laws of Canada or any province or territory thereof.

“Capital Expenditures” shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles and, without duplication, the amount of all Capitalized Lease Obligations incurred by such Person (but excluding any such expenditures that constitute Permitted Acquisitions).

“Capital Stock” shall mean (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing.

“Capitalized Lease” shall mean, at the time any determination thereof is to be made, any lease of property, real or personal, in respect of which the present value of the minimum rental commitment is capitalized on the balance sheet of the lessee in accordance with GAAP.

“Capitalized Lease ~~Obligations~~Obligation ” shall mean, ~~with respect to any Person, all rental obligations of such Person which, under accounting principles generally accepted in the United States, are or will be~~ at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease which would at such time be so required to be capitalized on the ~~books of such Person, in each case taken at the amount thereof accounted for as indebtedness~~balance sheet of the lessee in accordance with ~~such principles~~GAAP.

“Cash Collateral Account” shall have the meaning provided in Section 5.02(a).

“Cash Collateralize” shall mean, to deposit in a controlled account or to pledge and deposit with, or deliver to the Administrative Agent, or directly to the applicable Issuing Lender (with notice thereof to the Administrative Agent), for the benefit of one or more of the Issuing Lenders, the Swingline Lender or the Lenders, as collateral for Letter of Credit Obligations or obligations of the Lenders to fund participations in respect of Letter of Credit Obligations or Swingline Loans, cash or deposit account balances or, if the Administrative Agent and the applicable Issuing Lender and the Swingline Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent, such Issuing Lender and the Swingline Lender, as applicable. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits, certificates of deposit and money market deposits of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $50,000,000 with maturities of not more than one year from the date of acquisition by such Person or any money-market fund sponsored by a registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any commercial bank (provided that the parent corporation and the commercial bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s and in each case maturing not more than one year after the date of acquisition by such Person, (v) marketable direct obligations issued by the District of Columbia or any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, rated at least “A” by S&P or Moody’s, (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above, and (vii) in the case of a Foreign Subsidiary, substantially similar investments of the type described above denominated in foreign currencies and from governments or agencies and instrumentalities thereof, similarly rated political subdivisions thereof or similarly capitalized and rated foreign banks, in each case, in the jurisdiction in which such Foreign Subsidiary is organized.

~~“CDOR Rate” shall mean the rate of interest per annum determined by the Administrative Agent on the basis of the Canadian Dealer Offered Rate for a comparable loan amount and Interest Period appearing on the “CDOR Page”, or any successor page of Refinitiv Benchmark Services (UK) Limited~~

~~(or such other page or commercially available source displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances as may be reasonably designated by the Administrative Agent from time to time), as of 10:00 a.m. on such day (or if such day is not a Business Day, then on the immediately preceding Business Day). If, for any reason, such rate does not appear on the CDOR Page on such day as contemplated, then the “CDOR Rate” on such day shall be calculated as the arithmetic average of the rates for a comparable loan amount and Interest Period applicable to Canadian Dealer Offered Rate quoted by the banks listed in Schedule I of the Bank Act (Canada) which are also Revolving Lenders (or, if there are no such Lenders, then the Canadian Reference Bank) as of 10:00 a.m. on such day (or if such day is not a Business Day, then on the immediately preceding Business Day). Each calculation by the Lenders of the CDOR Rate shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, if the CDOR Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.~~

~~“CDOR Rate Loan” shall mean a Loan bearing interest at a rate determined by reference to the CDOR Rate.~~

“CERCLA” shall mean the Comprehensive Environmental Response Compensation of Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. § 9601 et seq.

“Change of Control” shall mean (i)(a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act), other than Permitted Holders, becomes the ultimate “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act) of more than 40% of the total voting power of the Voting Stock of Silgan and (b) the Permitted Holders beneficially own, directly or indirectly, less than 18% of the total voting power of the Voting Stock of Silgan, (ii) individuals who on the Fifth Amendment Effective Date constitute the Board of Directors of Silgan (together with any new directors nominated by Mr. D. Greg Horrigan and/or Mr. R. Philip Silver and any new directors whose election by the Board of Directors of Silgan or whose nomination by the Board of Directors of Silgan for election by Silgan’s stockholders was approved by a vote of at least a majority of the members of the Board of Directors of Silgan then in office who either were members of the Board of Directors of Silgan on the Fifth Amendment Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors of Silgan then in office or (iii) any “change of control” or similar event shall occur under the Senior Notes, any Additional Permitted Indebtedness or any Incremental Equivalent Indebtedness.

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder and rulings issued thereunder. Section references to the Code are to the Code as in effect at the date of this Agreement, and to any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

“Collateral” shall mean all US Collateral, all Foreign Collateral and all cash and Cash Equivalents deposited into the Cash Collateral Account or as otherwise required by Cash Collateral arrangements.

“Collateral Agent” shall mean the Administrative Agent acting as collateral agent for the respective Secured Creditors pursuant to the respective Security Documents, and shall include any successor Collateral Agent appointed pursuant to the terms of this Agreement or the respective Security Document, as the case may be.

“Collateral Reinstatement Event” shall mean, at any time after the occurrence of a Collateral Release Event, the occurrence of either of the following: (a) the public corporate/corporate family ratings of Silgan from either Moody’s, S&P or Fitch fall below Ba1, BB+ or BB+, respectively (in each case, with a stable or better outlook) or (b) Silgan requests that the Liens and security interests in all Collateral granted by the Credit Parties to secure the Obligations be reinstated.

“Collateral Release Event” shall mean the satisfaction of each of the following conditions: (a) no Default or Event of Default shall have occurred and be continuing; (b) the achievement of an Investment Grade Rating from at least one Rating Agency and the achievement of public corporate/corporate family ratings of Silgan of no lower than one notch below an Investment Grade Rating from another Rating Agency (in each case, with a stable or better outlook), (c) after giving effect to such release of Collateral (and any concurrent release of security securing any other Indebtedness), there shall be no secured Incremental Equivalent Indebtedness outstanding and (d) the Administrative Agent shall have received a certificate from Silgan certifying to the foregoing in a manner reasonably acceptable to the Administrative Agent.

“Collateral Release Period” shall mean each period commencing with the occurrence of a Collateral Release Event and continuing until the occurrence of the next Collateral Reinstatement Event, if any, immediately following such Collateral Release Event.

“Commitment Commission” shall have the meaning provided in Section 4.01(a).

“Commitments” shall mean any of the commitments of any Lender, i.e., whether the US A-1 Term Loan Commitment, the US A-2 Term Loan Commitment, the Euro A-3 Term Loan Commitment, each Incremental Term Loan Commitment, or the Revolving Loan Commitment (including such Lender’s Incremental Revolving Loan Commitment, if any).

“Conforming Changes” shall mean, with respect to the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate” (if applicable), the definition of “Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), the definition of “Eurocurrency Banking Day”, the definition of “RFR Business Day”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.11 and other technical, administrative or operational matters) that the Administrative Agent reasonably decides may be appropriate to reflect the adoption and implementation of such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines that no market practice for the administration of such rate exists, in such other manner of administration as the

Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents).

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Assets” ~~means~~shall mean, for any Person, the total assets of such Person and its Subsidiaries, as determined from a consolidated balance sheet of such Person and its consolidated Subsidiaries prepared in accordance with GAAP.

“Consolidated Current Assets” shall mean, at any time, the current assets of Silgan and its Subsidiaries at such time determined on a consolidated basis.

“Consolidated Current Liabilities” shall mean, at any time, the current liabilities of Silgan and its Subsidiaries at such time determined on a consolidated basis, provided that the current portion of the Loans, the Senior Notes, any Incremental Equivalent Indebtedness and any Additional Permitted Indebtedness (including any accrued interest with respect to such current portion and accrued interest on the Senior Notes and any Additional Permitted Indebtedness), in each case from the last regularly scheduled interest payment date) shall not be considered current liabilities for purposes of making the foregoing determination.

“Consolidated Net Income” shall mean, for any period, the net income (or loss) of Silgan and its Subsidiaries for such period, determined on a consolidated basis, provided that (i) the net income or loss of any ~~other~~ Person which is not a Subsidiary of Silgan (including each Unrestricted Subsidiary) or is accounted for by Silgan by the equity method of accounting shall be included only to the extent of the ~~payment of cash~~amount of dividends~~or cash~~, distributions ~~by such~~or other ~~Person~~payments actually paid to Silgan or ~~a Subsidiary thereof~~any of its Subsidiaries by such Person during such period~~,~~ and (ii) there shall be excluded from such calculation (to the extent otherwise included therein) (A) any non-cash charges incurred in connection with the entering into of this Agreement and any non-cash charges in connection with the refinancing, redemption or early extinguishment of any Indebtedness and (B) any extraordinary or unusual ~~non-cash~~ gains or extraordinary or unusual ~~non-cash~~ charges (including ~~non-cash~~ rationalization and ~~non-cash~~ asset impairment charges)~~, and (iii) there shall be deducted from such calculation (to the extent not otherwise deducted in accordance with accounting principles generally accepted in the United States), any cash payments made in such period on account of an extraordinary or unusual non-cash charge (including non-cash rationalization charges) incurred in such period or in a prior period~~. Notwithstanding the foregoing, Consolidated Net Income shall include a one-time amount, not to exceed $20,000,000, equal to the increase in consolidated retained earnings of Silgan and its Subsidiaries for the first quarter of 2018, calculated on a pre-tax basis, relating to the adoption of Accounting Standards Update 606 (revenue recognition) issued by the Financial Accounting Standards Board.

“Consolidated Tangible Assets” shall mean, at any time, the aggregate amount of assets of Silgan and its Subsidiaries determined on a consolidated basis at such time ~~less the amount of all intangible assets~~ after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense (to the extent included in said aggregate amount of assets) and other like intangibles, all as set forth in the most recent consolidated balance sheet of Silgan and its Subsidiaries ~~at such time, including, without limitation, all goodwill, customer lists, franchises, licenses, computer software, patents, trademarks, trade names, copyrights, service marks, brand names, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.~~for which financial statements have been delivered pursuant to Section 8.01(a) or (b).

“Containers” shall have the meaning provided in the first paragraph of this Agreement.

“Contingent Obligation” shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall, unless expressly limited by its terms to a lesser amount, be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or such lesser amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Corresponding Obligations” shall mean any obligation to pay an amount to the Lenders, the Agents or any other Secured Creditor (or any of them), whether for principal, interest, costs, any overdraft or otherwise and whether present or future: (a) under or in connection with the Credit Documents other than any obligation arising under or in connection with the Parallel Debt; (b) under any other Obligation; or (c) under any other indebtedness as the Secured Creditors (or the Collateral Agent on their behalf) and the Borrowers may agree from time to time.

“CORRA” shall mean a rate equal to the Canadian Overnight Repo Rate Average, as administered and published by the CORRA Administrator.

“CORRA Administrator” shall mean the Bank of Canada (or any successor administrator of the Term CORRA Reference Rate).

“Credit Documents” shall mean and include this Agreement, each Note, each Guaranty, each Security Document and, after the execution and delivery thereof, each Election to Become a Revolving Borrower, each Election to Become a Foreign Borrower, each Incremental Term Loan Commitment Agreement and each Incremental Revolving Loan Commitment Agreement.

“Credit Event” shall mean the making of any Loan or the issuance of any Letter of Credit.

“Credit Party” shall mean and include each US Credit Party and each Foreign Credit Party.

“Currency” shall mean (a) Dollars, Euros, Pounds Sterling and Canadian Dollars and (b) any other freely transferable currency to the extent that such currency is approved by the Administrative Agent and the respective Incremental Term Loan Lender and/or Incremental Term Loan Lenders providing the Incremental Term Loans subject to such Other Alternate Currency.

“Daily EURIBOR Rate” shall mean, for any day, a rate per annum equal to the EURIBOR Rate in effect on such day for deposits in Euros for a one-month Interest Period (subject to any applicable Floor).

“Daily Simple RFR” shall mean, for any day (an “RFR Rate Day”), a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, the greater of (i) Spread Adjusted SOFR for the day (such day, an “RFR Determination Day”) that is five (5) RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, utilizing the SOFR component of such Spread Adjusted SOFR that is published by the SOFR Administrator on the SOFR Administrator’s Website, and (ii) the Floor, and (b) Pounds Sterling, the greater of (i) SONIA for the day (such day, an “RFR Determination Day”) that is five (5) RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website, and (ii) the Floor. If by 5:00 p.m. (local time for the applicable RFR) on the second (2nd) RFR Business Day immediately following any RFR Determination Day, the RFR in respect of such RFR Determination Day has not been published on the applicable RFR Administrator’s Website and a Benchmark Replacement Date with respect to the applicable Daily Simple RFR has not occurred, then the RFR for such RFR Determination Day will be the RFR as published in respect of the first preceding RFR Business Day for which such RFR was published on the RFR Administrator’s Website; provided that any RFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple RFR for no more than three (3) consecutive RFR Rate Days. Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Borrowers.

“Daily Simple RFR Loan” shall mean a Loan that bears interest at a rate based on Daily Simple RFR other than pursuant to clause (iii) of the definition of “Base Rate”.

“Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

“Defaulting Lender” shall mean, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Loans, any Term Loan, participations in Letters of Credit or participations in Swingline Loans required to be funded by it hereunder within two (2) Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrowers, the Administrative Agent, any Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder ( provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of (x) the ownership or acquisition of any ~~equity interest~~Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority or (y) if such Lender or such parent company is solvent, the appointment of a custodian, conservator, trustee, administrator or similar Person by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed, in each case so long as such ownership interest or appointment (as applicable) does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) upon delivery of written notice of such determination to the Borrowers, each Issuing Lender, the Swingline Lender and each Lender.

~~“Delayed Draw Term Loan” shall mean the term loans made to Silgan on the Delayed Draw Funding Date.~~

~~“Delayed Draw Funding Date” shall mean the date occurring on or after the Effective Date upon which all of the conditions to funding the Delayed Draw Term Loan set forth in Section 6.02 are satisfied and the Delayed Draw Term Loan is funded.~~

~~“Delayed Draw Funding Deadline” shall mean the earlier to occur of (a) 3:00 P.M. (New York Time) on July 22, 2017 and (b) the Delayed Draw Funding Date.~~

“Designated Credit Parties” shall mean those Credit Parties that are from time to time party to the Accounts Receivables Facility Documents.

“Disqualified Capital Stock” ~~means~~shall mean, with respect to any Person, any ~~capital stock or other equity interests~~Capital Stock of such Person that, by ~~their~~its terms (or by the terms of any security or other ~~capital stock or other equity interests~~Capital Stock into which ~~they are~~it is convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full in cash of the Loans and all other Obligations ((other than contingent indemnification obligations not then due) and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full in cash of the Loans and all other Obligations ((other than contingent indemnification obligations not then due) and the termination of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into, or exchangeable for, Indebtedness or any other ~~capital stock or other equity~~

~~interests~~Capital Stock that would constitute Disqualified Capital Stock, in each case of clauses (a) through (d), prior to the date that is 91 days after the latest scheduled maturity date of the Loans and Commitments; provided that if such ~~capital stock or other equity interests are~~Capital Stock is issued pursuant to a plan for the benefit of Silgan or its Subsidiaries or by any such plan to such officers or employees of Silgan or its Subsidiaries, such ~~capital stock or other equity interests~~Capital Stock shall not constitute Disqualified Capital Stock solely because they may be required to be repurchased by Silgan or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Dividend” shall mean, with respect to any Person, that such Person has declared or paid a dividend or returned any equity capital to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than (x) in the case of any Subsidiary of Silgan, common equity of such Person and (y) in the case of Silgan, additional shares of Qualified Preferred Stock) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its ~~capital stock or any partnership interests or membership interest~~Capital Stock outstanding on or after the Fifth Amendment Effective Date (or any options or warrants issued by such Person with respect to its ~~capital stock or such other equity interests~~Capital Stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the ~~capital stock or any partnership interests or membership interests~~Capital Stock of such Person outstanding on or after the Fifth Amendment Effective Date (or any options or warrants issued by such Person with respect to its ~~capital stock or such other equity interests~~Capital Stock).

“Dollar Denominated Swingline Loan” shall mean all Swingline Loans denominated in Dollars.

“Dollar Equivalent” shall mean, ~~at~~subject to Section 1.06, for any amount, at the time ~~for the~~of determination thereof, (a) if such amount is expressed in Dollars, such amount ~~,~~ and (b) ~~with respect to an~~ if such amount ~~of~~is expressed in an Alternate Currency~~(or another foreign currency), the amount of Dollars which could be purchased with such amount of~~, the equivalent of such amount in Dollars as determined by the Administrative Agent at such time in its reasonable discretion by reference to the most recent Spot Rate for such Alternate Currency (~~or such other foreign currency, as applicable) at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (Local Time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (~~as determined as of the most recent Revaluation Date or, in the case of any determination pursuant to Section ~~2.16 or~~12.18 or Section 28 of the US Borrowers/Subsidiaries Guaranty, on the date of determination)~~; provided, however, that (x) the Dollar Equivalent of any Primary Alternate Currency Unpaid Drawing shall be determined at the time the Drawing under the related Primary Alternate Currency Letter of Credit was paid or disbursed by the relevant Issuing Lender, (y) following the occurrence of a Sharing Event, the Dollar Equivalent of any Primary Alternate Currency Unpaid Drawing or unreimbursed payment under a Primary Alternate Currency Letter of Credit shall be determined on the later of the time the Drawing under the related Primary Alternate Currency Letter of Credit was paid or disbursed by relevant Issuing Lender or the date of the occurrence of the Sharing Event, and (z) for purposes of (i) determining compliance with Sections 2.01(e), 2.01(g), 3.01(c), 5.01(a) and 5.02(a) and (ii) calculating Fees pursuant to Section 4.01, the Dollar Equivalent of any amounts denominated in (or with respect to) an Alternate Currency shall be revalued on (A) each date of a borrowing of an RFR Loan or a Eurocurrency Rate Loan denominated in an Alternative Currency, as applicable, but only as to the amounts so borrowed on such date and (B) each date of a continuation of an RFR Loan or a Eurocurrency Rate Loan, as applicable, denominated in an Alternative Currency pursuant to the terms of this Agreement, but only as to the amounts so continued on such date, in each case using the spot exchange rates therefor as quoted in the Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is satisfactory to the Administrative Agent) on the first Business Day of each~~

~~calendar month, although if, at any time during a calendar month, the Aggregate RL Exposure (for the purposes of the determination thereof, using the Dollar Equivalent as recalculated based on the spot exchange rate therefor as quoted in the Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is satisfactory to the Administrative Agent) on the respective date of determination pursuant to this exception) would exceed 85% of the Total Revolving Loan Commitment then in effect, then at the discretion of the Administrative Agent or at the request of the Required Lenders, the Dollar Equivalent shall be reset based upon the spot exchange rates on such date as quoted in the Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is satisfactory to the Administrative Agent), which rates shall remain in effect until the first Business Day of the immediately succeeding calendar month or such earlier date, if any, as the rate is reset pursuant to this sub-clause (z). Notwithstanding anything to the contrary contained in this definition, at any time that a Default or an Event of Default then exists, the Administrative Agent may revalue the Dollar Equivalent of any amounts outstanding under the Credit Documents in an Alternate Currency in its sole discretion. The Administrative Agent shall promptly notify Silgan and each Issuing Lender of each determination of the Dollar Equivalent for each outstanding Alternate Currency Loan and each Primary Alternate Currency Letter of Credit.~~ for the purchase of Dollars with such Alternate Currency.

“Dollar Letter of Credit” shall mean any Letter of Credit denominated in Dollars.

“Dollar Loan” shall mean all Loans denominated in Dollars, which shall include each US A Term Loan, each Dollar Denominated Swingline Loan and each Dollar Revolving Loan, as well as each Alternate Currency Loan converted into Dollars in accordance with the provisions of Section 2.16.

“Dollar Revolving Loan” shall mean all Revolving Loans incurred in Dollars.

“Dollar Unpaid Drawings” shall have the meaning provided in Section 3.05(a).

“Dollars” and the sign “$” shall each mean freely transferable lawful money of the United States.

“Domestic Subsidiary” shall mean each Subsidiary of Silgan incorporated or organized in the United States or any State thereof.

“Drawing” shall have the meaning provided in Section 3.05(b).

“Dutch Borrower” shall mean Silgan International B.V.

“Dutch Borrower Revolving Loans” shall mean each Revolving Loan made to a Dutch Borrower.

“Dutch Borrower Revolving Loan Sublimit” shall mean an amount equal to the lesser of (a) €~~150,000,000~~200,000,000 and (b) the amount of the Total Revolving Loan Commitment as then in effect. The Dutch Borrower Revolving Loan Sublimit is part of, and not in addition to, the Total Revolving Loan Commitment.

“Dutch Credit Party” shall mean each Dutch Borrower and each Dutch Guarantor.

“Dutch Guarantee” shall have the meaning provided in Section 6.01(e).

“Dutch Guarantors” shall mean (a) ~~each Dutch Borrower in its capacity as a guarantor under the Dutch Guarantee, (b)~~ Silgan Partnership C.V.~~, (c) Silgan Europe Holdings B.V. and (d) each other Foreign Subsidiary organized under the laws of The Netherlands that is a Material Subsidiary of a Dutch~~ and (b) any Person that directly owns the Capital Stock of any Foreign Borrower.

“Dutch Pledge Agreement” shall mean each of the security documents expressed to be governed by the laws of The Netherlands substantially in ~~the~~ form ~~of Exhibit I~~and substance reasonably acceptable to the Administrative Agent (as modified, supplemented, amended or amended and restated from time to time) covering all of such Dutch Credit Party’s present and future Dutch Pledge Agreement Collateral, including, (a) a deed of pledge of shares in the capital of Silgan ~~Holdings~~International B.V., between Silgan Partnership C.V. ~~as pledgor, the Administrative Agent as pledgee and Silgan Holdings B.V. as company, (b) a deed of pledge of shares in the capital of Silgan International Holdings B.V., between Silgan Holdings B.V. as~~. as pledgor, the Administrative Agent as pledgee and Silgan International ~~Holdings B.V. as company, (c) a deed of pledge of shares in the capital of Silgan Europe Holdings B.V., between Silgan International Holdings B.V. as pledgor, the Administrative Agent as pledgee and Silgan Europe Holdings~~ B.V. as company and (~~d~~b) a deed of pledge of sixty-five percent (65%) of the limited partnership interests of Silgan Partnership C.V., between Silgan Holdings Inc. and Silgan Holdings LLC as pledgors, the Administrative Agent as pledgee and Silgan Holdings Inc. as general partner for and in the name of Silgan Partnership C.V.

“Dutch Pledge Agreement Collateral” shall mean and include all “Collateral” (or any similarly defined term) as defined in the Dutch Pledge Agreement.

“Dutch Reaffirmation Agreement” shall mean that certain agreement, dated as of ~~the date hereof~~March 24, 2017, whereby each Credit Party party to the Dutch Pledge Agreement reaffirms, ratifies and confirms its respective obligations under the Dutch Pledge Agreement and the Dutch Guarantee and the validity and enforceability of the Liens granted, and the guarantee made, as applicable, thereunder.

“Dutch Revolving Note” shall have the meaning provided in Section 2.05(a).

“Dutch Security Documents” shall mean the Dutch Pledge Agreement, the Dutch Reaffirmation Agreement and, after the execution and delivery thereof, each Additional Security Documents entered into by a Dutch Credit Party.

“Dutch Subsidiary” shall mean each Foreign Subsidiary of Silgan organized under the laws of The Netherlands.

~~“Easytech Acquisition” shall mean the acquisition of Easytech Closures S.p.A. by Silgan Holdings Austria GmbH completed on October 1, 2021.~~

“EBIT” shall mean, for any period, the Consolidated Net Income of Silgan and its Subsidiaries for such period, before Interest Expense and provision for taxes and (to the extent not already otherwise excluded from the calculation thereof under this Agreement) without giving effect to any gains or losses from sales of assets (other than sales of inventory in the ordinary course of business), or any non-cash adjustments resulting from any equity based compensation.

“EBITDA” shall mean, for any period, EBIT for such period, adjusted by:

(a) adding thereto, to the extent otherwise deducted in determining Consolidated Net Income for such period (other than as set forth in clause (a)(vii)), the sum of the following (without duplication):

(i) the amount of all depreciation and all amortization and write-offs of intangibles (including covenants not to compete), goodwill and impaired assets;

(ii) (A) the amount of fees, costs and expenses in connection with the Fifth Amendment Transactions and (B) the amount of any fees, costs, expenses or charges (including bank fees, merger and acquisition fees, accounting fees and legal fees) ~~related to the transactions contemplated hereby or any equity offering, investments permitted hereunder, acquisition or recapitalization or Indebtedness permitted to be incurred hereunder (whether or not successful);~~ incurred in connection with, to the extent permitted under the Credit Documents and whether or not consummated, equity issuances, investments, acquisitions, asset dispositions, recapitalizations, refinancings, mergers, option buy-outs, or the incurrence or repayment of Indebtedness or any amendments, waivers or other modifications under the agreements related to such Indebtedness or similar transactions;

(iii) the amount of any non-recurring charges (including any one-time costs incurred in connection with acquisitions after the Original Effective Date and any charges in connection with the remeasurement of assets due to currency devaluations) in an aggregate amount not in excess of $~~50,000,000~~100,000,000 in any fiscal year of Silgan;

(iv) the amount of all payments made in connection with severance packages, accelerated payments of long-term incentive awards, cash payments in lieu of anticipated equity awards, vested options, pro-rated bonuses, retention payments, and any additional amounts paid with respect to any increased payments for taxes in connection therewith in connection with any Permitted Acquisition (including in connection with the closing or rationalization of any then existing facilities of Silgan or any of its Subsidiaries in connection with any Permitted Acquisition and of any facilities of an acquired entity prior to such acquired entity being acquired);

(v) the amount of any non-cash foreign currency losses attributable to intercompany loans;

(vi) the amount of any fees, costs and expenses incurred in connection with strategic initiatives, transition costs and other business optimization and information systems related fees, costs and expenses (including non-recurring employee bonuses in connection therewith and the separation and eventual disposal of businesses or lines of businesses);

(vii) without duplication of any pro forma adjustments in accordance with the definition of “Pro Forma Basis”, the amount of “run-rate” cost savings from rationalization and other operating improvements and synergies reasonably identifiable and factually supportable relating to, and projected by Silgan in good faith to result from, actions taken or with respect to which substantial steps have been taken or are expected to be taken by Silgan or any of its Subsidiaries within 24 months after the date of consummation of the applicable asset sale, investment, asset disposition, rationalization, operating improvement, merger, acquisition, divestiture, restructuring or cost savings initiative;

(viii) the amount of cash and non-cash costs, charges, accruals, reserves or expenses attributable to rationalizations, footprint optimizations (including plant closings), cost savings initiatives, operating expense reductions, integration programs and other restructurings~~; and~~ (including employee retention and bonus payments in connection with any of the foregoing);

(ix) the amount of all other non-cash deductions; ~~and~~

(x) the amount of any cash payments to any employees in connection with any sale of a business or assets; and

(xi) the amount of any accelerated equity compensation in the case of any death, disability, retirement or termination of employment or services of any current or former employee, officer, manager or director or in the case of any sale of a business or assets; and

(b) subtracting therefrom (to the extent otherwise added in calculating EBIT for such period) the amount of any non-cash foreign currency gains attributable to intercompany loans;

provided that the aggregate amount of all amounts added back pursuant to clauses (a)(vii) and (a)(viii) above (other than in connection with any mergers, business combinations, acquisitions or divestitures) and pursuant to any pro forma adjustments in accordance with the definition of “Pro Forma Basis” in any period shall not exceed thirty percent (30%) of EBITDA with respect to such period (after giving effect to such add-backs and such adjustments).

“EEA Financial Institution” ~~means~~shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” ~~means~~shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” ~~means~~shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.

~~“Effective Date” shall have the meaning provided in Section 12.10.~~

“Election to Become a Foreign Borrower” shall mean a certificate in the form of Exhibit ~~J~~F-2.

“Election to Become a Revolving Borrower” shall mean a certificate in the form of Exhibit ~~J~~F-1.

“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Eligible Assignee” shall mean any Person that meets the requirements to be an assignee under Section 12.04(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.04(b)(iii)).

“Eligible Transferee” shall mean and include a commercial bank, an insurance company, a finance company, a financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), but excluding Silgan or any of its Subsidiaries.

“EMU Legislation” shall mean the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“End Date” shall mean, for any Margin Reduction Period, the last day of such Margin Reduction Period.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean any person (as defined in Section 3(9) of ERISA) (including each trade or business (whether or not incorporated)) which together with any Borrower or any Subsidiary of any Borrower would be deemed to be a “single employer” or a member of the same “controlled group” of “contributing sponsors” within the meaning of Section 4001 of ERISA.

“Erroneous Payment” shall have the meaning provided in Section 11.12(a).

“Erroneous Payment Deficiency Assignment” shall have the meaning provided in Section 11.12(d).

“Erroneous Payment Impacted Class” shall have the meaning provided in Section 11.12(d).

“Erroneous Payment Return Deficiency” shall have the meaning provided in Section 11.12(d).

“EU Bail-In Legislation Schedule” ~~means~~shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.

“Euro” and “€” shall mean the single currency of the participating member states as described in any EMU Legislation.

“Euro A-3 Term Loan” shall have the meaning provided in Section 2.01(c).

“Euro A-3 Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “Euro A-3 Term Loan Commitment”, as same may be (x) terminated pursuant to Section 4.03 or Article X or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 2.13 and/or 12.04(b).

“Euro A-3 Term Loan Scheduled Repayment” shall have the meaning provided in Section 5.02(d).

“Euro A-3 Term Note” shall have the meaning provided in Section 2.05(a).

“Euro Denominated Swingline Loan” shall mean each Swingline Loan denominated in Euros at the time of incurrence thereof.

“Euro Equivalent” shall mean, ~~at~~subject to Section 1.06, for any amount, at the time ~~for the~~of determination thereof, ~~the amount of Euros which could be purchased with the amount of Dollars involved in such computation at the spot rate of exchange therefor as quoted~~(a) if such amount is expressed in Euros, such amount and (b) with respect to any amount expressed in a Currency (other than Euros), the equivalent of such amount thereof in Euros as determined by the Administrative Agent ~~as of 11:00 A.M. (Local Time) on the date two Business Days prior to the date of any determination thereof~~

~~for purchase on such date (~~in its reasonable discretion by reference to the most recent Spot Rate (as determined as of the most recent Revaluation Date or, in the case of any determination pursuant to Section 12.18 or Section 28 of the US Borrowers/Subsidiaries Guaranty, on the date of determination) for the purchase of Euros with Dollars.

“EURIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”.

“EURIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”.

“Eurocurrency Banking Day” shall mean, for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, a TARGET Day; provided, that for purposes of notice requirements in Sections 2.03(a), 2.06, 2.09, and 5.01 in each case, such day is also a Business Day.

“Eurocurrency Rate” shall mean, for any Eurocurrency Rate Loan for any Interest Period, as applicable:

(a) denominated in Euros (other than Euro Denominated Swingline Loans), the greater of (i) the rate of interest per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “EURIBOR Rate”), at approximately 11:00 a.m. (Brussels time) on the Rate Determination Date and (ii) the Floor;

(b) for any Euro Denominated Swingline Loans, the greater of (i) the Daily EURIBOR Rate and (ii) the Floor; and

(c) denominated in any Other Alternate Currency as shall be agreed upon by the respective Incremental Term Loan Borrower, the Administrative Agent and the relevant Incremental Term Loan Lenders and set forth in the relevant Incremental Term Loan Commitment Agreement.

“Eurocurrency Rate Loan” shall mean any Loan bearing interest at a rate based on the Adjusted Eurocurrency Rate (excluding, for the avoidance of doubt, Canadian Dollar Loans).

“Eurocurrency Reserve Percentage” shall mean, for any day, the percentage which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. The Adjusted Eurocurrency Rate for each outstanding Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage.

“Euro-zone” shall mean the region composed of the member states as described in any EMU Legislation.

“Event of Default” shall have the meaning provided in Article X.

“Excess Cash Flow” shall mean, for any period, the remainder of (a) the sum of (I) Adjusted Consolidated Net Income for such period and (II) the decrease, if any, in Working Capital from the first day to the last day of such period, minus, without duplication, (b) the sum of (I) the amount of all Capital Expenditures made by Silgan and its Subsidiaries (to the extent that such Subsidiary’s Adjusted

Consolidated Net Income is included in clause (a)(I) of this definition) on a consolidated basis during such period, other than Capital Expenditures to the extent financed through insurance or condemnation proceeds, Asset Sale proceeds, proceeds from a sale and leaseback transaction, proceeds utilizing the Net Equity Proceeds Amount or the Retained Excess Cash Flow Amount or Indebtedness (other than Revolving Loans or Swingline Loans) during such period, (II) the aggregate principal amount of permanent payments or prepayments on Indebtedness for borrowed money of Silgan and its Subsidiaries (to the extent that such Subsidiary’s Adjusted Consolidated Net Income is included in clause (a)(I) of this definition) (other than (A) repayments or prepayments of intercompany loans, (B) repayments or prepayments of Indebtedness to the extent made with insurance or condemnation proceeds, Asset Sale proceeds, proceeds from a sale and leaseback transaction, equity proceeds or proceeds from the incurrence or issuance of any Indebtedness and (C) repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were required as a result of a Term Loan Scheduled Repayment) on a consolidated basis during such period, (III) the increase, if any, in Working Capital from the first day to the last day of such period, (IV) the aggregate amount of costs and expenses incurred by Silgan and its Subsidiaries (to the extent that such Subsidiary’s Adjusted Consolidated Net Income is included in clause (a)(I) of this definition) during such period in connection with the consolidation and plant rationalization of their operations to the extent such amounts have not reduced Adjusted Consolidated Net Income for such period or constituted Capital Expenditures made during such period, (V) the aggregate amount of Investments made under Section 9.05(xiii) during such period except to the extent utilizing (x) proceeds from the Permitted Additional Investment Basket Amount or (y) insurance or condemnation proceeds, Asset Sale proceeds, sale and leaseback proceeds or Indebtedness proceeds and (VI) the aggregate amount of cash Dividends paid pursuant to Sections 9.03(iii) and (iv) (other than Dividends paid in respect of withholding taxes in connection with employee stock compensation plans in an aggregate amount not to exceed $~~25,000,000~~50,000,000 in any consecutive four fiscal quarter period) during such period except to the extent utilizing (x) proceeds from the Net Equity Proceeds Amount or (y) insurance proceeds or condemnation proceeds, Asset Sale proceeds, sale and leaseback proceeds or Indebtedness proceeds.

“Exchange Percentage” shall mean, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the sum of (i) the aggregate outstanding principal amount of the Loans owed to such Lender and (ii) the LC Exposure of such Lender, and (b) the denominator shall be the sum of (i) the aggregate outstanding principal amount of the Loans owed to all the Lenders and (ii) the aggregate LC Exposure of all the Lenders.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal, Canadian or Dutch withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 5.04(g) and (d) any United States federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” shall mean that certain Credit Agreement, dated as of January 14, 2014, among Silgan, Containers, Plastics, Manufacturing, Silgan Can Company, Silgan Canada, certain other Subsidiaries of Silgan, the financial institutions party thereto and Wells Fargo, as administrative agent, as amended, ~~modified or~~restated, supplemented ~~through the Fourth~~ or otherwise modified immediately prior to the Fifth Amendment Effective Date (except to the extent specifically tied to another date as set forth herein).

“Existing Indebtedness” shall have the meaning provided in Section 9.04(ii).

“Existing Letters of Credit” shall have the meaning provided in Section 3.01(a).

“Extended Revolving Loan Commitments” shall have the meaning provided in Section 2.18.

“Extended Term Loans” shall have the meaning provided in Section 2.18.

“Extension” shall have the meaning provided in Section 2.18.

“Extension Offer” shall have the meaning provided in Section 2.18.

“Farm Credit Lender” shall mean a federally-chartered Farm Credit System lending institution organized under the Farm Credit Act of 1971, as amended.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as enacted on the Fifth Amendment Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and the regulations promulgated thereunder or published administrative guidance implementing such Sections and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FCPA” shall mean The United States Foreign Corrupt Practices Act of 1977, as amended.

“Federal Funds Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fees” shall mean all amounts payable pursuant to or referred to in Section 4.01.

“Fifth Amendment” shall mean that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of the Fifth Amendment Effective Date, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Fifth Amendment Effective Date” shall mean November 4, 2024.

“Fifth Amendment Transactions” shall mean the execution, delivery and performance by the Credit Parties of the Fifth Amendment and the other Credit Documents, the borrowing of Loans and other credit extensions on the Fifth Amendment Effective Date, the refinancing of certain Indebtedness under the Existing Credit Agreement prior to giving effect to the Fifth Amendment and the payment of the fees, costs and expenses incurred in connection with any of the foregoing.

“Fitch” shall mean Fitch Ratings Inc. and any successor to its rating agency business.

“Floor” ~~means~~shall mean a rate of interest equal to 0.00%.

“Foreign Borrower” shall mean a Foreign Incremental Term Loan Borrower, a Dutch Borrower and/or any other Foreign Revolving Borrower, as the context may require.

“Foreign Collateral” shall mean the ~~capital stock or other equity interests~~Capital Stock covered by any of the Foreign Security Documents, including all Additional Collateral covered thereby.

“Foreign Credit Party” shall mean each Foreign Borrower, each Dutch Guarantor and each Related Foreign Company Guarantor.

“Foreign Incremental Term Loan Borrower” shall mean any Wholly-Owned Foreign Subsidiary of Silgan that becomes an Incremental Term Loan Borrower pursuant to Section 6.04(b).

“Foreign Lender” shall mean (a) if the applicable Borrower is a US Person, a Lender that is not a US Person, and (b) if the applicable Borrower is not a US Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes.

“Foreign Pension Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program (other than a statutorily required program) established or maintained outside the United States of America by Silgan or any one or more of its Subsidiaries primarily for the benefit of employees of Silgan or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Foreign Revolving Borrower” shall mean (i) each Dutch Borrower, and (ii) any other Wholly-Owned Foreign Subsidiary of Silgan that becomes a Revolving Borrower pursuant to Section 6.04(b).

“Foreign Security Documents” shall have the meaning provided in Section 6.04(b) and, after the execution and delivery thereof, shall include each Additional Security Document entered into by a Foreign Credit Party.

“Foreign Subsidiary” shall mean, as to any Person, each Subsidiary of such Person which is not a Domestic Subsidiary.

~~“Fourth Amendment Effective Date” means June 22, 2023.~~

“Fronting Exposure” shall mean, at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s RL Percentage of the outstanding Letter of Credit Obligations with respect to Letters of Credit issued by such Issuing Lender, other than such Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Loan Commitment percentage of outstanding Swingline

Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fronting Fees” shall have the meaning provided in Section 4.01(d).

“Fund” ~~means~~shall mean any Person (other than a natural Person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities.

“GAAP” shall mean generally accepted accounting principles in effect in the United States of America applied on a consistent basis, subject to the provisions of Section 1.02(b).

~~“Gateway Acquisition “ shall mean the acquisition of Gateway Plastics LLC by Silgan White Cap LLC completed on September 20, 2021.~~

“Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).

“Guarantor” shall mean and include each US Guarantor, each Dutch Guarantor and each Related Foreign Company Guarantor.

“Guaranty” shall mean and include the US Borrowers/Subsidiaries Guaranty, the Dutch Guarantee~~,~~ and each Related Foreign Company Guaranty ~~and each other guaranty that may be executed and delivered pursuant to Section 8.10~~.

“Incremental Commitment Agreement” shall mean any Incremental Term Loan Commitment Agreement and/or any Incremental Revolving Loan Commitment Agreement, as the context may require.

“Incremental Commitment Effectiveness Requirements” shall mean, with respect to any provision of an Incremental Term Loan Commitment or an Incremental Revolving Loan Commitment on a given Incremental Loan Commitment Date, subject to Section 1.03, the satisfaction of each of the following conditions on or prior to the effective date of the respective Incremental Commitment Agreement: (i) no Default or Event of Default then exists or would result therefrom and all of the representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); (ii) Silgan and its Subsidiaries shall have delivered such technical amendments, modifications and/or supplements to the respective Security Documents as are reasonably requested by the Administrative Agent to ensure that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments or Incremental Revolving Loan Commitments (as applicable) are secured by, and entitled to the benefits of, the Security Documents (to the extent required by the terms of this Agreement (including, without limitation, as set forth in Sections 8.09 and 9.10)); (iii) Silgan shall have delivered to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Credit Parties reasonably satisfactory to the Administrative Agent and dated the relevant Incremental Loan Commitment Date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Original Effective Date pursuant to Section 6.01(c) as may be reasonably requested by the Administrative Agent, and such other matters incident to the transactions contemplated thereby as the Administrative Agent may reasonably request; (iv) Silgan and the other Credit Parties shall have delivered to the Administrative Agent such other officers’ certificates, resolutions and evidence of good standing as the Administrative Agent shall reasonably request; (v) to the extent requested by any Incremental Term Loan Lenders or any Incremental Revolving Lenders, as the case may be, Incremental Term Notes or Revolving Notes (as applicable) will be issued, at Silgan’s expense, to such Lenders, to be in conformity with the requirements of Section 2.05 (with appropriate modifications) to the extent needed to reflect the Incremental Term Loan Commitments or Incremental Revolving Loan Commitments and outstanding Incremental Term Loans or Revolving Loans made by such Incremental Term Loan Lenders or Incremental Revolving Lenders, as the case may be; (vi) if the respective Borrower is a Wholly-Owned Foreign Subsidiary of Silgan, the provisions of Section 6.04 shall have been satisfied to the extent provided therein; (vii) calculations are made by Silgan demonstrating compliance with the covenants contained in Sections 9.07 and 9.08 for the Calculation Period most recently ended prior to such date of effectiveness, on a Pro Forma Basis, as if the relevant Incremental Term Loans or Revolving Loans to be made pursuant to such Incremental Term Loan Commitments or Incremental Revolving Loan Commitments (in each case, assuming the full utilization thereof) had been incurred and after giving effect to the application of the proceeds therefrom (including, without limitation, any Permitted Acquisition which is to be financed with the proceeds of such Loans (as well as other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period); and (viii) on or prior to each Incremental Loan Commitment Date (in addition to the applicable conditions precedent set forth in Section 6.03 to the extent required to be satisfied on such date), the Administrative Agent shall have received from the chief financial officer or treasurer of Silgan a certificate ~~(x) certifying as to which provisions of the Senior Notes Documents and any Additional Permitted Silgan Indebtedness Document that the respective incurrence of Incremental Term Loans or Revolving Loans to be made pursuant to such Incremental Term Loan Commitments or Incremental Revolving Loan Commitments (in each case, assuming the full utilization thereof) will be justified and that such incurrence will not violate such provisions, and (y)~~ containing calculations (in reasonable detail) demonstrating compliance with preceding clause (vii) ~~and sub-clause (viii)(x)~~.

“Incremental Commitment Termination Date” shall mean (x) with respect to any Tranche of Incremental Term Loans, the last date by which Incremental Term Loans under such Tranche may be incurred under this Agreement, which date shall be set forth in the respective Incremental Term Loan Commitment Agreement but may be no later than the latest Maturity Date then in effect, and (y) with respect to any Tranche of Incremental Revolving Loan Commitments, the last date such Incremental Revolving Loan Commitments may become effective but may be no later than the latest Maturity Date then in effect.

“Incremental Equivalent Indebtedness” shall have the meaning provided in Section 9.04(xix).

“Incremental Loan Commitment Date” shall mean any Incremental Term Loan Borrowing Date or any Incremental Revolving Loan Commitment Date, as the context may require.

“Incremental Loan Commitment Request Requirements” shall mean, with respect to any request for an Incremental Term Loan Commitment made pursuant to Section 2.14 or Incremental Revolving Loan Commitment made pursuant to Section 2.15, the satisfaction of each of the following conditions on the date of such request: (i) no Default or Event of Default then exists or would result therefrom and all of the representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); (ii) Silgan and its Subsidiaries will be in compliance with Sections 9.07 and 9.08 for the Calculation Period most recently ended prior to the date of the request for Incremental Term Loan

Commitments or Incremental Revolving Loan Commitments, as the case may be, on a Pro Forma Basis, as if the relevant Loans to be made pursuant to such Incremental Term Loan Commitments or Incremental Revolving Loan Commitments (in each case, assuming the full utilization thereof) had been incurred and after giving effect to the application of the proceeds therefrom (including, without limitation, any Permitted Acquisition which is to be financed with the proceeds of such Loans (as well as other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period); and (iii) the respective incurrence of Incremental Term Loans or incurrence of Revolving Loans (assuming full utilization of such Incremental Revolving Loan Commitments) may be incurred in accordance with, and will not violate the provisions of, the Senior Notes Documents and any Additional Permitted ~~Silgan~~ Indebtedness Document.

“Incremental Revolving Lender” shall have the meaning provided in Section 2.15(b).

“Incremental Revolving Loan Commitment Agreement” shall mean an Incremental Revolving Loan Commitment Agreement substantially in the form of Exhibit ~~M~~I (appropriately completed) executed in accordance with Section 2.15.

“Incremental Revolving Loan Commitment Date” shall mean each date upon which an Incremental Revolving Loan Commitment under an Incremental Revolving Loan Commitment Agreement becomes effective as provided in Section 2.15(b).

“Incremental Revolving Loan Commitments” shall mean, for any Lender, any commitment by such Lender to make Revolving Loans as agreed to by such Lender in the Incremental Revolving Loan Commitment Agreement delivered pursuant to Section 2.15; it being understood, however, that on each date upon which an Incremental Revolving Loan Commitment of any Lender becomes effective, such Incremental Revolving Loan Commitment of such Lender shall be added to (and thereafter become a part of) the Revolving Loan Commitment of such Lender for all purposes of this Agreement as contemplated by Section 2.15.

“Incremental Term Loan” shall have the meaning provided in Section 2.01(d).

“Incremental Term Loan Borrower” shall mean Silgan (if Silgan incurs Incremental Term Loans) and each Foreign Incremental Term Loan Borrower.

“Incremental Term Loan Borrowing Date” shall mean, with respect to each Tranche of Incremental Term Loans, each date on which Incremental Term Loans of such Tranche are incurred pursuant to Section 2.01(d) and as otherwise permitted by Section 2.14.

“Incremental Term Loan Commitment” shall mean, for each Lender, any commitment to make Incremental Term Loans provided by such Lender pursuant to Section 2.14, in such amount as agreed to by such Lender in the respective Incremental Term Loan Commitment Agreement and as set forth opposite such Lender’s name in Schedule I (as modified in accordance with Section 2.14) directly below the column entitled “Incremental Term Loan Commitment”, as the same may be (x) reduced from time to time or terminated pursuant to Sections 4.02, 4.03, 5.02 and/or Article X or (y) adjusted from time to time as a result of assignments to and from such Lender pursuant to Sections 2.13 and/or 12.04(b).

“Incremental Term Loan Commitment Agreement” shall mean each Incremental Term Loan Commitment Agreement in the form of Exhibit ~~L~~H (appropriately completed) executed in accordance with Section 2.14.

“Incremental Term Loan Lender” shall have the meaning provided in Section 2.14(b).

“Incremental Term Loan Maturity Date” shall mean, for any Tranche of Incremental Term Loans, the final maturity date set forth for such Tranche of Incremental Term Loans in the respective Incremental Term Loan Commitment Agreement relating thereto, provided that the final maturity date for all Incremental Term Loans of a given Tranche shall be the same date.

“Incremental Term Loan Scheduled Repayment” shall have the meaning provided in Section 5.02(e).

“Incremental Term Note” shall have the meaning provided in Section 2.05(a).

“Indebtedness” shall mean, as to any Person, without duplication~~,~~: (i) all indebtedness ~~(including principal, interest, fees and charges)~~of such Person for borrowed money~~or for~~; (ii) all non-contingent obligations to pay the deferred and unpaid balance of the purchase price of ~~property~~assets or services~~, (ii~~ (other than (x) trade payables and other accrued liabilities incurred in the ordinary course of business, (y) deferred compensation arrangements and (z) earn-out obligations unless such earn-out obligations have been liquidated and are not paid when due) which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof; (iii) indebtedness under all bankers’ acceptances, and the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder~~,~~; (~~iii~~iv ) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the lesser of (x) the amount of such indebtedness and (y) the fair market value (as determined in good faith by Silgan) of the property to which such Lien relates)~~, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all~~; (v) all Capitalized Lease Obligations; (vi) indebtedness or obligations of such Person, in each case, evidenced by bonds, notes or similar written instruments; (vii) all net obligations under Interest Rate Protection Agreements~~,~~; (~~vi~~viii) all Contingent Obligations of such Person; and (~~vii~~ix ) all obligations of such Person in respect of Disqualified Capital Stock; provided that Indebtedness shall exclude loans and advances made by Silgan or any of its Subsidiaries to Silgan or any of its Subsidiaries to the extent that such loans or advances are made or issued in the ordinary course of business and have a term of 364 days or less (inclusive of any rollover or extension of the term). Notwithstanding the foregoing, Indebtedness (x) ~~shall not include trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person, (y)~~ shall include the obligations under the Accounts Receivable Facility to the extent that such obligations are required to be reflected as a liability on the consolidated balance sheet of Silgan in accordance with accounting principles generally accepted in the United States and (~~z~~y) shall include the obligations under supply chain financing arrangements to the extent that such obligations are required to be reflected as a liability on the consolidated balance sheet of Silgan in accordance with ~~accounting principles generally accepted in the United States~~GAAP.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Individual RL Exposure” shall mean, at any time for any Revolving Lender, the sum of (I) the aggregate principal amount of all Revolving Loans made by such Revolving Lender and outstanding at such time (for this purpose, using the Dollar Equivalent of each Primary Alternate Currency Revolving Loan of such Revolving Lender then outstanding), (II) such Revolving Lender’s RL Percentage of all Letter of Credit Obligations at such time and (III) such Revolving Lender’s RL Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (for this purpose, using the Dollar Equivalent of each outstanding Euro Denominated Swingline Loan).

“Initial Revolving Loan Maturity Date” shall mean November ~~9, 2026; provided that if, on the date that is 91 days prior to the maturity date of any of the 2025 Senior Notes or the 2026 Senior Secured Notes, as applicable, all of the 2025 Senior Notes or 2026 Senior Secured Notes, as applicable, that mature on such maturity date have not been (a) repaid in full, (b) amended to extend the final maturity date thereof to a date that is more than 90 days after the Initial Revolving Loan Maturity Date or (c) refinanced with other senior notes with a final maturity date that is more than 90 days after the Initial Revolving Loan Maturity Date, then the Initial Revolving Loan Maturity Date will be the date that is 91 days prior to the earliest maturity date of any such 2025 Senior Notes or 2026 Senior Secured Notes, as applicable, which remain outstanding (such earlier date, the “Springing Revolver Maturity Date”); provided, however, tha~~t~~, solely with respect to the 2026 Senior Secured Notes, no Springing Revolver Maturity Date shall be deemed to have occurred if on the Springing Revolver Maturity Date and at all times following the Springing Revolver Maturity Date until the 2026 Senior Secured Notes are repaid in full, amended to extend the final maturity date thereof to a date that is more than 90 days after the Initial Revolving Loan Maturity Date or refinanced with other senior notes with a final maturity date that is more than 90 days after the Initial Revolving Loan Maturity Date, Silgan maintains Liquidity of not less than an amount equal to 100% of the outstanding principal amount of the 2026 Senior Secured Notes.~~4, 2029.

~~“Initial Term Loan Maturity Date” shall November 9, 2027; provided that if, on the date that is 91 days prior to the maturity date of any of the 2025 Senior Notes or the 2026 Senior Secured Notes, as applicable, all of the 2025 Senior Notes or 2026 Senior Secured Notes, as applicable, that mature on such maturity date have not been (a) repaid in full, (b) amended to extend the final maturity date thereof to a date that is more than 90 days after the Initial Term Loan Maturity Date or (c) refinanced with other senior notes with a final maturity date that is more than 90 days after the Initial Term Loan Maturity Date, then the Initial Term Loan Maturity Date will be the date that is 91 days prior to the earliest maturity date of any such 2025 Senior Notes or 2026 Senior Secured Notes, as applicable, which remain outstanding (such earlier date, the “Springing Term Loan Maturity Date”); provided, however, that, solely with respect to the 2026 Senior Secured Notes, no Springing Term Loan Maturity Date shall be deemed to have occurred if on the Springing Term Loan Maturity Date and at all times following the Springing Term Loan Maturity Date until the 2026 Senior Secured Notes are repaid in full, amended to extend the final maturity date thereof to a date that is more than 90 days after the Initial Term Loan Maturity Date or refinanced with other senior notes with a final maturity date that is more than 90 days after the Initial Term Loan Maturity Date, Silgan maintains Liquidity of not less than an amount equal to 100% of the outstanding principal amount of the 2026 Senior Secured Notes.~~

“Initial Term Loan Maturity Date” shall November 4, 2030.

“Inside Maturity Date Amount” shall mean $500,000,000, to be shared among (a) Section 2.14(a)(vii), Section 9.04(ix), Section 9.04(x), Section 9.04(xix) and the definition of “Permitted Refinancing Indebtedness”.

“Interest Coverage Ratio” shall mean, for any period, the ratio of (x) EBITDA for such period to (y) Interest Expense for such period.

“Interest Determination Date” shall mean the date prior to the commencement of any Interest Period on which the Adjusted Eurocurrency Rate relating to a Eurocurrency Rate Loan or an RFR relating to an RFR Loan is determined in accordance with this Agreement.

“Interest Expense” shall mean, for any period, the sum of (i) the total consolidated interest expense of Silgan and its Subsidiaries for such period (without giving effect to any amortization or write-off of up-front fees and expenses in connection with any debt issuance or any premiums paid in connection with refinancing or repurchasing any Indebtedness) net of any total consolidated interest income of Silgan and its Subsidiaries for such period and (ii) the product of (A) the aggregate amount of all cash Dividend payments made on any class of Qualified Preferred Stock prior to the fifth anniversary after the issuance of such Qualified Preferred Stock and (B) a fraction, the numerator of which is one and the denominator of which is one minus the current effective consolidated federal, state, local and foreign income tax rate of Silgan expressed as a decimal.

“Interest Payment Date” shall mean each date on which accrued and unpaid interest is due and payable pursuant to Section 2.08(d).

“Interest Period” shall have the meaning provided in Section 2.09.

“Interest Rate Protection Agreement” shall mean any interest rate cap agreement, interest rate swap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

“Investment” shall mean, as applied to any Person, (i) any direct or indirect purchase or other acquisition by that Person of, or a beneficial interest in, Securities of any other Person, or a capital contribution by that Person to any other Person, (ii) any direct or indirect loan or advance to any other Person (other than prepaid expenses or any receivable created or acquired in the ordinary course of business and other than any intercompany loans or advances to the extent that such intercompany loans or advances have a term of 364 days or less (inclusive of any rollover or extension of term)), including all Indebtedness to such Person in respect of consideration from a sale of property by such person other than in the ordinary course of its business, (iii) any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the purchase by a Person of all or a significant part of a business or business unit conducted by another Person (whether through the acquisition of Capital Stock or assets) or (b) the merger, consolidation or amalgamation of any Person with any other Person or (iv) any purchase by that Person of a futures contract or such person otherwise becoming liable for the purchase or sale of currency or other commodity at a future date in the nature of a futures contract. The amount of any Investment by any Person on any date of determination shall be the sum of the value of the gross assets transferred to or acquired by such Person (including the amount of any liability assumed in connection with such transfer or acquisition by such Person to the extent such liability would be reflected on a balance sheet prepared in accordance with GAAP) plus the cost of all additions, thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, minus the amount of all cash returns of principal or capital thereon, cash dividends thereon and other cash returns on investment thereon or liabilities expressly assumed by another Person (other than Silgan or another Subsidiary of Silgan) in connection with the sale of such Investment. Whenever the term “outstanding” is used in this Agreement with reference to an Investment, it shall take into account the matters referred to in the preceding sentence.

“Investment Grade Rating” ~~means~~shall mean the achievement of public corporate/corporate family ratings of Silgan of at least (in each case, with a stable or better outlook) (a) Baa3 from Moody’s, (b) BBB- from S&P and/or (c) BBB- from Fitch. In the event that any Rating Agency changes its rating system, the referenced ratings shall be the ratings equivalent to the above-denominated ratings prior to giving effect to such change, as reasonably determined by the Administrative Agent.

~~“Investments” shall have the meaning provided in Section 9.05.~~

“IRS” shall mean the United States Internal Revenue Service.

“ISP98” ~~means~~shall mean the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.

“Issuing Country” shall have the meaning provided in Section 12.19.

“Issuing Lender” shall mean each of Wells Fargo, Bank of America, N.A., Goldman Sachs Bank USA (solely with respect to standby Letters of Credit), Mizuho Bank, Ltd ~~and~~., Sumitomo Mitsui Banking Corporation, JPMorgan Chase Bank, N.A., Truist Bank, Coöperatieve Rabobank U.A., New York Branch and Morgan Stanley Bank, N.A. (solely with respect to standby Letters of Credit) and any other Lender reasonably acceptable to the Administrative Agent which, at the request of Silgan, agrees in such Lender’s sole discretion to issue Letters of Credit hereunder; provided that, if any Extension or Extensions of Revolving Loan Commitments is or are effected in accordance with Section 2.18, then upon the occurrence of the Initial Revolving Loan Maturity Date and on each later date which is or was at any time a Revolving Loan Maturity Date with respect to Revolving Loan Commitments (each, an “Issuing Lender Termination Date”), each Issuing Lender at such time shall have the right to resign as an Issuing Lender on, or on any date within 20 Business Days after, the respective Issuing Lender Termination Date, in each case upon not less than 10 days’ prior written notice thereof to Silgan and the Administrative Agent and, in the event of any such resignation and upon the effectiveness thereof, the respective entity so resigning shall retain all of its rights hereunder and under the other Credit Documents as an Issuing Lender with respect to all Letters of Credit theretofore issued by it (which Letters of Credit shall remain outstanding in accordance with the terms hereof until their respective expirations) but shall not be required to issue any further Letters of Credit hereunder. If at any time and for any reason (including as a result of resignations as contemplated by the proviso to the preceding sentence), each Issuing Lender has resigned in such capacity in accordance with the preceding sentence, then no Person shall be an Issuing Lender hereunder obligated to issue Letters of Credit unless and until (and only for so long as) a Lender (or an affiliate of a Lender) reasonably satisfactory to the Administrative Agent and Silgan agrees to act as an Issuing Lender hereunder. Any Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by one or more Affiliates of such Issuing Lender (in which case each such Affiliate shall be the Issuing Lender of such Letters of Credit). To the extent that any Affiliate of the Administrative Agent is an Issuing Lender hereunder, such Affiliate also shall cease to be an Issuing Lender hereunder as provided in Section 11.09 to the same extent as the Administrative Agent.

“Issuing Lender Termination Date” shall have the meaning set forth in the definition of “Issuing Lender” contained herein.

“Joint Lead Arrangers” shall mean Wells Fargo Securities, LLC, BofA Securities, Inc., ~~Mizuho Bank, Ltd,~~ CoBank, ACB, Goldman Sachs Bank USA ~~and~~ , JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., Coöperatieve Rabobank U.A., New York Branch, Sumitomo Mitsui Banking Corporation and Truist Securities, Inc., in their respective capacities as Joint Lead Arrangers and Joint Bookrunners for the credit facilities provided for hereunder.

“Joint Venture” shall mean any Person (other than a Subsidiary of Silgan) in which Silgan (directly or through one or more of its Subsidiaries) owns 50% or less of the ~~equity interests~~Capital Stock.

“Judgment Currency” shall have the meaning provided in Section 12.18(a).

“Judgment Currency Conversion Date” shall have the meaning provided in Section 12.18(a).

“Junior Indebtedness” shall mean, with respect to Silgan and its Subsidiaries, any Subordinated Indebtedness.

“LC Commitment” ~~means~~shall mean, as to any Issuing Lender, the obligation of such Issuing Lender to issue Letters of Credit for the account of any Revolving Borrower from time to time in an aggregate amount equal to (a) for each of the initial Issuing Lenders, the amount set forth opposite the name of each such initial Issuing Lender on Schedule XII; provided that, if (i) the Revolving Borrowers have requested trade letters of credit that Goldman Sachs Bank USA is unable to provide and (ii) no Issuing Lender (other than Goldman Sachs Bank USA) has capacity under its LC Commitment to issue additional Letters of Credit at such time, then notwithstanding the amount set forth on Schedule XII, the amount of Wells Fargo’s LC Commitment shall be automatically increased, solely during the period that the events in clauses (i) and (ii) above exist, by an amount equal to the portion of the LC Commitment of Goldman Sachs Bank USA that is unavailable for the issuance of such trade letters of credit requested by the Revolving Borrowers and (b) for any other Issuing Lender becoming an Issuing Lender after the ~~Third~~Fifth Amendment Effective Date, such amount as separately agreed to in a written agreement between Silgan and such Issuing Lender (which such agreement shall be promptly delivered to the Administrative Agent upon execution), in each case of clauses (a) and (b) above, any such amount may be changed after the ~~Third~~Fifth Amendment Effective Date in a written agreement between Silgan and such Issuing Lender (which such agreement shall be promptly delivered to the Administrative Agent upon execution).

“LC Exposure” shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit at such time and (ii) the aggregate amount of all Unpaid Drawings that have not yet been reimbursed by or on behalf of the Revolving Borrowers at such time.

“LC Reserve Account” shall have the meaning provided in Section 2.16(i).

“Lease Accounting GAAP Change” has the meaning assigned to such term in Section 12.07(a).

“Leaseholds” of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

“Lender” shall have the meaning provided in the first paragraph of this Agreement.

“Lender Participant” shall have the meaning provided in Section 12.04(c).

“Lender Participant Register” shall have the meaning provided in Section 12.04(c).

“Lending Office” shall mean, with respect to any Lender, the office where such Lender maintains such Lender’s extension of Loans.

“Letter of Credit” shall have the meaning provided in Section 3.01(a).

“Letter of Credit Fees” shall have the meaning provided in Section 4.01(c).

“Letter of Credit Obligations” shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings (taking the Dollar Equivalent of any amounts owed in Currencies other than Dollars) in respect of all Letters of Credit at such time.

“Letter of Credit Request” shall have the meaning provided in Section 3.03(a).

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing).

“Limited Condition Acquisition” ~~means~~shall mean any Permitted Acquisition that is financed in whole or in part with a substantially concurrent incurrence of Incremental Term Loans and is not conditioned on the availability of, or on obtaining, third-party financing.

~~“Limited Condition Revolving Loans” means those Revolving Loans made on the Delayed Draw Funding Date in an aggregate amount not to exceed $300,000,000 plus any additional amounts necessary to fund any purchase price adjustment pursuant to the terms of the Specified Purchase Agreement (as of Effective Date), to pay a portion of the cash consideration for the Specified Acquisition and related transaction expenses.~~

~~“Liquidity” means, at any time, the sum of (a) the Revolving Loan Commitments minus the sum of the aggregate principal amount of all Revolving Loans (for this purpose, using the Dollar Equivalent of each Revolving Loan denominated in a Primary Alternate Currency) and Swingline Loans (for this purpose, using the Dollar Equivalent of each Euro Denominated Swingline Loan) then outstanding plus the aggregate amount of all Letter of Credit Obligations at such time plus the aggregate principal amount of all AR Revolver Debt then outstanding plus (b) all unrestricted cash and cash equivalents held by Silgan and its Subsidiaries.~~

“Loan” shall mean each US A Term Loan, each Euro A-3 Term Loan, each Incremental Term Loan, each Revolving Loan and each Swingline Loan.

“Local Time” shall mean the local time in effect at (x) the applicable Notice Office in the case of Notices of Borrowing, Notices of Conversions/Continuances and Letter of Credit Requests and (y) with respect to any Loans and Letters of Credit and payments in any Alternate Currency, the place of settlement for such Alternate Currency as may be determined by the Administrative Agent or the applicable Issuing Lender (with notice to the Administrative Agent), as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Majority Lenders” of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

“Mandatory Borrowing” shall have the meaning provided in Section 2.01(h).

“Manufacturing” shall have the meaning provided in the first paragraph of this Agreement.

“Margin Reduction Period” shall mean each period which shall commence on a date on which the financial statements are delivered pursuant to Section 8.01(a) (other than in respect of the fourth fiscal quarter of any fiscal year of Silgan) or Section 8.01(b), as the case may be, and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 8.01(a) (other than in respect of the fourth fiscal quarter of any fiscal year of Silgan) or Section 8.01(b), as the case may be, and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 8.01(a) (other than in respect of the fourth fiscal quarter of any fiscal year of Silgan) or Section 8.01(b), as the case may be; provided that the first Margin Reduction Period shall commence on the date of delivery of the financial statements in respect of the fiscal quarter of Silgan ending on March 31, 2017.

“Margin Stock” shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

“Material Adverse Effect” shall mean a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of Silgan and its Subsidiaries taken as a whole.

“Material Subsidiary” shall mean any Subsidiary of Silgan, which either (i) the Consolidated Assets (excluding intercompany amounts that are eliminated in Silgan’s consolidated financial statements in accordance with GAAP) of which were more than 10.0% of Silgan’s Consolidated Assets as of the end of the most recently completed fiscal year of Silgan for which audited financial statements are available or (ii) the consolidated total revenues of which were more than 10.0% of Silgan’s consolidated total revenues for such period; provided that other Borrowers shall be deemed to be Material Subsidiaries. Assets of Foreign Subsidiaries shall be converted into Dollars at the rates used for purposes of preparing the consolidated balance sheet of Silgan included in such audited financial statements.

“Maturity Date” shall mean the Initial Term Loan Maturity Date, each Incremental Term Loan Maturity Date, the Initial Revolving Loan Maturity Date or the Swingline Expiry Date, as the case may be; provided that, with respect to any Tranche of Extended Term Loans or Extended Revolving Loan Commitments (and related outstandings), the Maturity Date with respect thereto shall instead be the final maturity date as specified in the applicable Extension Offer accepted by the respective Lender.

“Maximum Swingline Amount” shall mean $75,000,000; provided that, in no event shall the aggregate outstanding principal amount of all Euro Denominated Swingline Loans (for this purpose, using the Dollar Equivalent of all such outstanding Euro Denominated Swingline Loans) in respect of all Revolving Borrowers exceed €25,000,000.

“Minimum Borrowing Amount” shall mean (i) for Term Loans that are Dollar Loans, $5,000,000 (and integral multiples of $1,000,000 in excess thereof (or such other amount as may be agreed to by the Administrative Agent)), (ii) ~~[reserved],~~ for Euro A-3 Term Loans, €5,000,000 (and integral multiples of €1,000,000 in excess thereof (or such other amount as may be agreed to by the Administrative Agent)), (iii) for Incremental Term Loans denominated in an Alternate Currency, an amount in such Alternate Currency to be determined by the Administrative Agent and the respective Incremental Term Loan Lenders as set forth in the relevant Incremental Term Loan Commitment Agreement, (iv) for Revolving Loans, $2,500,000 (using the Dollar Equivalent thereof in the case of Primary Alternate Currency Revolving Loans) (and, in either case, integral multiples of $500,000 (or the applicable Dollar Equivalent thereof) in excess thereof (or such other amount as may be agreed to by the Administrative Agent)), (v) for Swingline Loans, $250,000 (using the Dollar Equivalent thereof in the case of Euro Denominated Swingline Loans) (and integral multiples of $100,000 (or the applicable Dollar Equivalent thereof) in excess thereof (or such amount as may be agreed to by the Administrative Agent)) and (vi) for Loans maintained, incurred as, or converted into Canadian Prime Rate Loans, C$1,000,000 (and integral multiples of C$500,000 in excess thereof (or such amount as may be agreed to by the Administrative Agent)), and for Loans maintained or incurred as, or converted into ~~CDOR Rate~~Term CORRA Loans, C$2,000,000 (and integral multiples of $500,000 in excess thereof (or such amount as may be agreed to by the Administrative Agent)).

“Minimum Extension Condition” shall mean (a) with respect to any Extension of any Tranche of Term Loans pursuant to Section 2.18, that Lenders, the sum of whose aggregate outstanding principal amount of Term Loans of such Tranche at such time equal 30% or more of the aggregate outstanding principal amount of all Term Loans of such Tranche at such time, shall have accepted the respective Extension Offer and (b) with respect to any Extension of any Tranche of Revolving Loan Commitments pursuant to Section 2.18, that Lenders, the sum of whose Revolving Loan Commitments of such Tranche at such time equal 30% or more of the aggregate Revolving Loan Commitments of such Tranche at such time, shall have accepted the respective Extension Offer.

“Minimum Tranche Amount” shall have the meaning provided in Section 2.18.

“Moody’s” shall mean Moody’s Investors Services, Inc.

“NAIC” shall mean the National Association of Insurance Commissioners.

“Net Equity Proceeds” shall mean, with respect to each sale or issuance by Silgan of its equity (other than any sales or issuances to any Subsidiary or Unrestricted Subsidiary of Silgan), the cash proceeds received by Silgan therefrom (net of underwriting discounts and commissions and other reasonable costs associated therewith).

“Net Equity Proceeds Amount” shall mean, at any time, an amount equal to the sum of (i) $16,700,000 and (ii) the Net Equity Proceeds received by Silgan after ~~September 30, 2016~~the Fifth Amendment Effective Date, with the Net Equity Proceeds Amount to be immediately reduced by (i) the amount of any Permitted Junior Debt Repurchases made with Net Equity Proceeds, (ii) the amount of any Permitted Acquisitions made with Net Equity Proceeds, (iii) the amount of any Investments made pursuant to Section 9.05(xiii) or guarantees entered into pursuant to Section 9.04(xii) in each case with Net Equity Proceeds and (iv) the amount of any cash Dividends paid or made pursuant to Sections 9.03(iii) and (iv) with Net Equity Proceeds.

~~“Net Insurance Proceeds” shall mean, with respect to any Recovery Event, the cash proceeds received by the respective Person therefrom (net of (i) reasonable costs and taxes associated therewith and (ii) the amount of such insurance or condemnation proceeds required to be used to repay any Indebtedness (other than Indebtedness secured under the Security Documents) which is secured by the respective assets subject to such Recovery Event).~~

“Net ~~Sale~~ Proceeds” shall mean, ~~for~~with respect to any Asset Sale ~~or~~, sale and leaseback transaction or Recovery Event, (a) the ~~gross~~ cash proceeds ~~(including~~actually received in respect of such event, including (i) any cash received ~~by way of deferred payment pursuant to a promissory note, receivable or otherwise~~in respect of any non-cash proceeds, but only as and when received~~) received from such Asset Sale or sale and leaseback transaction net of (i) the~~ and (ii) in the case of a Recovery Event, insurance proceeds and condemnation awards and similar payments, net of (b) the sum of (i) all reasonable costs ~~incurred in connection therewith~~, fees and out-of-pocket expenses incurred by Silgan and its Subsidiaries to third parties (other than Affiliates) in connection with such event (or, if such costs, fees or expenses have not yet then been incurred or invoiced, such Person’s good faith estimate thereof), (ii) the amount of ~~such gross~~ all Taxes paid (or reasonably estimated to be payable or held in reserve or deferred in accordance with GAAP or other applicable accounting rules) by Silgan and its Subsidiaries in connection with such event (including any taxes imposed as a result of the repatriation of any such cash proceeds), (iii) the amount of all payments required to be ~~used~~ made by Silgan and its Subsidiaries as a result of such event to repay ~~any~~ Indebtedness (other than Indebtedness ~~secured~~ under the ~~Security~~Credit Documents) ~~which is~~ secured by the respective assets which were sold ~~and (iii) the estimated marginal increase in taxes which will be payable by Silgan’s consolidated group with respect to the year in which sale occurs as a result thereof.~~or the subject of such event that is senior in ranking to the Liens on such asset created by the Credit Documents and the amount of any reserves established by Silgan and its

Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding two years and that are directly attributable to such event (as determined reasonably and in good faith by Silgan); provided that any amount by which such reserves are reduced for reasons other than payment of any such contingent liabilities shall be considered “Net Proceeds” upon such reduction, (iv) the amount of any reasonable reserves established by Silgan or any Subsidiary of Silgan to fund purchase price adjustment, contingent liabilities and fixed indemnification payments reasonably estimated to be payable; provided that any amount by which such reserves are reduced for reasons other than payment of any such purchase price adjustment, contingent liabilities or indemnification payments shall be considered “Net Proceeds” upon such reduction, (v) any liabilities associated with such asset or assets and retained by Silgan or any of its Subsidiaries after such Asset Sale, sale and leaseback transaction or Recovery Event, as applicable, including pension and other post-employment benefit liabilities and liabilities related to environmental liability or against any indemnification obligations associated with the transaction, (vi) all distributions and other payments required to be made to minority interest holders in Subsidiaries, Unrestricted Subsidiaries or joint ventures as a result of such Asset Sale, sale and leaseback transaction or Recovery Event, as applicable, or to any other Person (other than Silgan or any of its Subsidiaries) owning a beneficial interest in the assets subject to such transaction, (vii) in the case of a Recovery Event under clause (ii) of such definition, the costs and expenses of putting any affected property in a safe and secure position, (viii) in the case of proceeds arising out of the sublease or sublicense of any property, amounts required to be paid in respect of the lease or license of such property, (ix) payments to employees transferring with the sale or that are transferred to Silgan or any subsidiary of Silgan, including for accelerated vesting of equity compensation, (x) amounts incurred and costs to transfer assets or contracts in or out of perimeter for any such event, and (xi) amounts incurred to provide or receive transition services. Any proceeds received in a currency other than Dollars shall, for purposes of the calculation of the amount of Net Proceeds, be in an amount equal to the Dollar Equivalent thereof as of the date of receipt thereof by Silgan or any of its Subsidiaries.

“Non-Consenting Lender” shall mean any Lender that does not approve any consent, waiver, amendment, modification or termination that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 12.12 and (ii) has been approved by the Required Lenders.

“Non-Defaulting Lender” shall mean and include each Lender other than a Defaulting Lender.

“Note” shall mean each US A-1 Term Note, each US A-2 Term Note, each Euro A-3 Term Loan Note, each Incremental Term Note, each Dutch Revolving Note, each Revolving Note and each Swingline Note.

“Notice of Borrowing” shall have the meaning provided in Section 2.03(a).

“Notice of Conversion/Continuation” shall have the meaning provided in Section 2.06.

“Notice Office” shall mean (i) except as provided in clause (ii) below, the office of the Administrative Agent located at 1525 West W.T. Harris Blvd., MACD1109-019, Charlotte, North Carolina, 28262, Attention: Syndication Agency Services, Telephone No.: (704) 590-2706, and Telecopier No.: (844) 879-5899, or such other office or offices as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time, and (ii) in the case of (x) Incremental Term Loans of a given Tranche to a Foreign Incremental Term Loan Borrower, the office of the Administrative Agent designated as the “Notice Office” for such Tranche of Incremental Term Loans in the respective Incremental Term Loan Commitment Agreement or (y) a Foreign Revolving Borrower, the office of the Administrative Agent designated as the “Notice Office” at the time such Wholly-Owned

Foreign Subsidiary of Silgan becomes a Foreign Revolving Borrower hereunder (which office, in the case of preceding sub-clauses (x) and (y), may be the same as that in preceding clause (i), although if such office is not the same, a copy of the relevant notice also shall be delivered to the Administrative Agent at the Notice Office referred to in preceding clause (i)), or such other office or offices as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time.

“Obligation Currency” shall have the meaning provided in Section 12.18(a).

“Obligations” shall mean all amounts owing to any Agent, the Collateral Agent, any Issuing Lender, the Swingline Lender or any Lender pursuant to the terms of this Agreement or any other Credit Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in this Agreement, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements (including Unpaid Drawings with respect to Letters of Credit), damages and other liabilities, and guarantees of the foregoing amounts.

“OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Original Effective Date” shall have the meaning provided in Section 12.10.

“Original Effective Date Transactions” shall mean the execution, delivery and performance by the Credit Parties of this Agreement and the other Credit Documents, the borrowing of Loans and other credit extensions on the Original Effective Date, the consummation of the WestRock Acquisition, the refinancing of the Existing Credit Agreement as of the Original Effective Date and the payment of the fees and expenses incurred in connection with any of the foregoing.

“Other Alternate Currency” shall mean an Alternate Currency other than a Primary Alternate Currency.

“Other Hedging Agreements” shall mean (i) any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values and (ii) any commodity swap agreements or other similar agreements or arrangements designed to protect against fluctuations in commodity prices.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document).

“Other Taxes” shall mean all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.13).

“Parallel Debt” shall have the meaning provided in Section 12.21(a).

“Participant” shall have the meaning provided in Section 3.04(a).

“Patriot Act” shall have the meaning provided in Section 12.17.

“Payment Office” shall mean (i) except as provided in clause (ii) below, the office of the Administrative Agent located at 1525 West W.T. Harris Blvd., MACD1109-019, Attention: Syndication Agency Services, Telephone No.: (704) 590-2706, and Telecopier No.: (844) 879-5899, or such other office as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time, and (ii) in the case of (x) Incremental Term Loans of a given Tranche to a Foreign Incremental Term Loan Borrower, the office of the Administrative Agent designated as the “Payment Office” for such Tranche of Incremental Term Loans in the respective Incremental Term Loan Commitment Agreement or (y) a Foreign Revolving Borrower, the office of the Administrative Agent designated as the “Payment Office” at the time such Wholly-Owned Foreign Subsidiary of Silgan becomes a Foreign Revolving Borrower hereunder (which office, in the case of preceding sub-clauses (x) and (y), may be the same as that in preceding clause (i), although if such office is not the same, a copy of the relevant notice also shall be delivered to the Administrative Agent at the Payment Office referred to in preceding clause (i)), or such other office or offices as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time.

“Payment Recipient” shall have the meaning provided in Section 11.12(a).

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

“Permitted Acquisition” shall mean (a) the purchase by Silgan or any of its Subsidiaries (in one or a series of related transactions) of ~~at least 51% of the capital stock or other equity interests~~more than 50% of the Capital Stock of or all or substantially all of the assets of any Person (or any product line or division or unit of such Person or any manufacturing facility of such Person so long as the acquisition of any such manufacturing facility does not constitute a Capital Expenditure) or (b) the merger, consolidation or amalgamation of Silgan or one of its Subsidiaries with any other Person if all of the following conditions are met on the date such acquisition, merger, consolidation or amalgamation is consummated, which in the case of a Limited Condition Acquisition shall be subject to Section 1.03:

(i) no Default or Event of Default has occurred and is continuing or would result therefrom;

~~(ii) in the case of any acquisition of capital stock of a Person, such acquisition was not commenced or at any time conducted as a “hostile” transaction;~~

(~~iii~~ii) in the case of any acquisition of any ~~equity interest~~Capital Stock in any Person, if after giving effect to such acquisition such Person becomes a Subsidiary of Silgan which is not an Unrestricted Subsidiary, such Person, to the extent (and within the time frames) required by Section 9.10, (A) guarantees the Obligations hereunder and (B) except during a Collateral Release Period, grants the security interest contemplated by such Section 9.10;

(~~iv~~iii) all actions, if any, required to be taken under Section 9.10 with respect to any acquired or newly formed Subsidiary are taken as and when required under Section 9.10; and

(~~vi~~iv) if the aggregate purchase price for such acquisition is $~~300,000,000~~500,000,000 or greater (excluding the maximum value of earn out obligations, if any): (x) immediately after giving effect thereto on a Pro Forma Basis for the Test Period most recently ended prior to the date of such acquisition for which financial statements have been delivered under this Agreement, the Borrowers are in compliance with the financial covenant in Section 9.08 and no Default or Event of Default would exist hereunder and (y) on or before the date of such acquisition, ~~Silgan delivers to~~ the Administrative Agent ~~and the Lenders pro forma financial statements supporting the calculations required by clause (x) hereof, if applicable, certified on behalf of Silgan by~~shall have received from the chief financial officer~~,~~ or treasurer ~~or controller~~ of Silgan (to the best of his or her knowledge) a certificate containing calculations (in reasonable detail) demonstrating compliance with the preceding clause (x).

“Permitted Additional Investment Basket Amount” shall mean, at any time, an amount equal to the sum of (a) the Net Equity Proceeds Amount at such time and (b) the Retained Excess Cash Flow Amount at such time.

“Permitted Junior Debt Repurchases” shall mean one or more open market or privately negotiated transactions or voluntary Refinancings pursuant to which ~~(x)~~  Silgan ~~Refinances outstanding Senior Notes, unsecured Incremental Equivalent Indebtedness or Additional Permitted Indebtedness incurred by it or a Dutch Subsidiary or (y) a Dutch~~ or any Subsidiary Refinances ~~outstanding Additional Permitted Dutch Subordinated~~ Junior Indebtedness ~~incurred by it, in each case~~, so long as (i) at the time of each such Refinancing, no Default or Event of Default then exists or would result therefrom, (ii) except as provided in the immediately succeeding sentence, at the time of each such Refinancing and immediately after giving effect thereto, the Total Net Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended for which financial statements have been delivered to the Lenders under this Agreement is in compliance with Section 9.08, (iii) except as provided in the immediately succeeding sentence, within five (5) Business Days prior to the consummation of any such Refinancing, Silgan shall deliver to the Administrative Agent a certificate of its chief financial officer, treasurer or controller setting forth (in reasonable detail) the calculation of the Total Net Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended for which financial statements have been delivered to the Lenders under this Agreement is in compliance with Section 9.08, and (iv) except as provided in the immediately succeeding sentence, the sum of (I) the Total Unutilized Revolving Loan Commitment plus (II) the aggregate amount of all unrestricted cash and Cash Equivalents on the consolidated balance sheet of Silgan and its Subsidiaries, in each case after giving effect to the respective Permitted Junior Debt Repurchase, shall be at least $100,000,000~~, and (v) immediately following any such Refinancing, the Senior Notes, the unsecured Incremental Equivalent Indebtedness or the Additional Permitted Indebtedness so Refinanced are cancelled by Silgan or the respective Dutch Subsidiary, as the case may be~~. Notwithstanding the foregoing, clauses (ii), (iii) and (iv) above in this definition shall not apply to any Refinancing of ~~Senior Notes, unsecured Incremental Equivalent Indebtedness or Additional Permitted Silgan~~ Junior Indebtedness so long as the only proceeds used to effect such Refinancing are from the incurrence of Additional Permitted ~~Silgan~~ Indebtedness.

“Permitted Holders” shall mean any of the following Persons:

(1) Mr. D. Greg Horrigan and Mr. R. Phillip Silver;

(2) Affiliates, siblings, children and other lineal descendants, spouses or former spouses, widows or widowers and estates of either of the Persons referred to in clause (1) above;

(3) any trust having a majority of its beneficiaries be, or any foundation which is controlled by, one or more of the Persons referred to in clauses (1) or (2) above; and

(4) any Person a majority of the voting power of the outstanding ~~capital stock~~Capital Stock of which is owned by one or more of the Persons referred to in clauses (1), (2) or (3) above.

“Permitted Liens” shall have the meaning provided in Section 9.01.

“Permitted ~~Subordinated~~Refinancing Indebtedness” shall mean any ~~Additional Permitted Dutch Subordinated~~extension, renewal, refinancing, refunding, defeasance, restructuring or replacement of any Indebtedness~~.~~ incurred by a Credit Party that:

(a) does not increase the principal amount outstanding thereunder as of the Fifth Amendment Effective Date plus, (i) all accrued interest and premiums and the amounts of all fees, expenses, commissions, penalties (including prepayment penalties) and premiums incurred in connection with such extension, renewal, refinancing, refunding, defeasance, restructuring or replacement, plus (ii) without duplication, any additional amount that would otherwise be permitted to be incurred under Section 9.04 (and, if applicable, secured under Section 9.01);

(b) the final maturity date of such Indebtedness shall be no earlier than the final maturity date of the Indebtedness being replaced, renewed, refinanced, extended, defeased, restructured, or refunded;

(c) the Weighted Average Life to Maturity of such Indebtedness is not less than the Weighted Average Life to Maturity of the Indebtedness being replaced, renewed, refinanced, extended, defeased, restructured, or refunded (provided that the Weighted Average Life to Maturity and final maturity limitations set forth in clauses (b) and (c) of this definition shall not apply to Indebtedness in an aggregate principal amount not to exceed the Inside Maturity Date Amount);

(d) such Indebtedness is not guaranteed by any Credit Party or any Subsidiary of any Credit Party except (i) to the extent such Person guaranteed or was the borrower or issuer of such Indebtedness being replaced, renewed, refinanced, extended, defeased, restructured, or refunded or (ii) to the extent such Person is or becomes a Credit Party within five Business Days (or within such longer period of time that the Administrative Agent may agree in its sole discretion) after the date such Permitted Refinancing Indebtedness is incurred;

(e) such Indebtedness is not secured by any assets other than those required to secure such Indebtedness on the Fifth Amendment Effective Date (or, if later, the date such Indebtedness was incurred, assumed or acquired);

(f) the covenants, defaults and similar non-economic provisions applicable to such Indebtedness that are either (A), taken as a whole, not materially less favorable to the obligor thereon or to the Lenders than either (i) the provisions contained in the original documentation for such Indebtedness or (ii) in this Agreement or (B) on customary market terms for Indebtedness of such type, and, in either case, do not contravene in any material respect the provisions of this Agreement and such Indebtedness is at the then prevailing market rates (it being understood and agreed that Silgan may, at its option, deliver a certificate to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness certifying that the requirements of either clause (A) or (B) of this clause (f) have been satisfied, and such certification shall be conclusive evidence that such requirements have been satisfied unless the Administrative Agent provides notice to Silgan of its objection during such five Business Day period (including a reasonable description of the basis upon which it objects)) and notwithstanding the foregoing, the covenants, defaults and similar non-economic provisions applicable to such Indebtedness shall not be deemed to contravene in any material respect the provisions of this Agreement solely because (i) prepayment or repayment of such Indebtedness, in whole or in part, by Silgan or its Subsidiaries is required pursuant to any “change of control”

or “asset sale” prepayment provisions customary for such Indebtedness, (ii) such Indebtedness may be converted into, exchanged for, or which may, in whole or in part, be satisfied by the delivery of Silgan’s Capital Stock upon the occurrence of a conversion or exchange event related to the price of Silgan’s Capital Stock, the trading price of such Indebtedness, a “change of control”, “asset sale” or “fundamental change” or other specified corporate transaction or corporate event or (iii) prepayment or repayment of such Indebtedness, in whole or in part, by Silgan or its Subsidiaries is required upon the occurrence of any special and/or mandatory redemption event (or similar or equivalent terms) as a result of a specified corporate transaction or corporate event not proceeding because of a failure of condition precedent in relation to such specified corporate transaction or corporate event; and

(g ) in the case of Permitted Refinancing Indebtedness of Subordinated Indebtedness, such Permitted Refinancing Indebtedness constitutes Subordinated Indebtedness.

For the avoidance of doubt, it is understood that a Permitted Refinancing Indebtedness may constitute a portion of an issuance of Indebtedness in excess of the amount of such Permitted Refinancing Indebtedness; provided that such excess amount is otherwise permitted to be incurred under Section 9.04.

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, unlimited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Plan” shall mean any multiemployer plan (as defined in Section 4001(a)(3) of ERISA) or any single-employer plan (as defined in Section 4001(a)(15) of ERISA), subject to Title IV of ERISA, which is maintained or contributed to, or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate.

“Plastics” shall have the meaning provided in the first paragraph of this Agreement.

“Pounds Sterling” and “£” shall mean freely transferable lawful money of the United Kingdom.

“Pounds Sterling Equivalent” shall mean, ~~at~~subject to Section 1.06, for any amount, at the time ~~for the~~of determination thereof, ~~the~~(a) if such amount ~~of~~is expressed in Pounds Sterling ~~which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefor as quoted~~, such amount and (b) with respect to any amount expressed in a Currency (other than Pounds Sterling), the equivalent of such amount thereof in Pounds Sterling as determined by the Administrative Agent ~~as of 11:00 A.M. (Local Time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (~~in its reasonable discretion by reference to the most recent Spot Rate (as determined as of the most recent Revaluation Date or, in the case of any determination pursuant to Section 12.18 or Section 28 of the US Borrowers/Subsidiaries Guaranty, on the date of determination) for the purchase of Pounds Sterling with Dollars.

“Primary Alternate Currency” shall mean each of Euros, Pounds Sterling and Canadian Dollars.

“Primary Alternate Currency Letter of Credit” shall mean any Letter of Credit denominated in a Primary Alternate Currency.

“Primary Alternate Currency Revolving Loan” shall mean each Revolving Loan denominated in a Primary Alternate Currency.

“Primary Alternate Currency Revolving Loan Sublimit” shall mean an amount equal to the lesser of (i) $1,000,000,000 and (ii) the amount of the Total Revolving Loan Commitment as then in effect. The Primary Alternate Currency Revolving Loan Sublimit is part of, and not in addition to, the Total Revolving Loan Commitment.

“Primary Alternate Currency Unpaid Drawing” shall have the meaning provided in Section 3.05(a).

“Prime Lending Rate” shall mean the rate which Wells Fargo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Wells Fargo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

“Pro Forma Basis” shall mean, in connection with any calculation of compliance with any financial covenant or financial term required by this Agreement to be determined on a Pro Forma Basis, the calculation thereof after giving effect on a pro forma basis to~~;~~:

(a) the assumption, incurrence or issuance of any Indebtedness or ~~capital stock~~Capital Stock (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness (including, without limitation, any Indebtedness assumed as part of any Permitted Acquisition and any Additional Permitted Indebtedness pursuant to a Refinancing), or to finance Permitted Acquisitions or Investments made pursuant to Section 9.05(xiii)) during (and, in the case of determining compliance with Section 9.02(x), after the first day of) the relevant Calculation Period as if such Indebtedness had been incurred or ~~capital stock~~Capital Stock issued (and the proceeds thereof applied) on the first day of the relevant Calculation Period, it being understood that to the extent any Indebtedness is incurred to purchase any working capital in connection with a Permitted Acquisition, such amount shall be based on the average working capital of the Person or assets so acquired for the four quarter period immediately preceding the date of such acquisition;

(b) the permanent repayment of any Indebtedness (other than revolving Indebtedness (except (A) to the extent accompanied by a corresponding permanent commitment reduction or (B) a repayment of such revolving Indebtedness, the original proceeds of which were used to fund (I) a Permitted Acquisition, (II) an Investment pursuant to Section 9.05(xiii), (III) a prepayment of Term Loans, (IV) a prepayment of Senior Notes or Incremental Equivalent Indebtedness permitted hereunder or (V) a prepayment of Additional Permitted Indebtedness permitted hereunder, in each case made using proceeds of Additional Permitted Indebtedness or Incremental Term Loans) and any Term Loan Scheduled Repayment) during (and, in the case of determining compliance with Section 9.02(x), after the first day of) the relevant Calculation Period as if such Indebtedness had been retired or redeemed on the first day of the relevant Calculation Period;

(c) the consummation of any Specified Asset Sale or sale and leaseback transaction during and, in the case of determining compliance with Section 9.02(x), after the first day of) the relevant Calculation Period as if such Specified Asset Sale or sale and leaseback transaction had been consummated on the first day of the relevant Calculation Period; and

(d) all Permitted Acquisitions, consummated during (and, in the case of determining compliance with Section 9.02(x), after the first day of) the relevant Calculation Period and, in the case of determining compliance with Section 9.02(x), on or prior to the date of the respective Permitted Acquisition then being effected~~,~~ ;

with the following rules to apply in connection with the foregoing clauses (a) through (d):

(i) all Indebtedness and ~~capital stock~~Capital Stock (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness (including, without limitation, any Indebtedness assumed as part of any Permitted Acquisition and any Additional Permitted Indebtedness pursuant to a Refinancing) or to finance Permitted Acquisitions or Investments made pursuant to Section 9.05(xiii)) assumed, incurred or issued during (and, in the case of determining compliance with Section 9.02(x), after the first day of) the relevant Calculation Period (whether incurred to finance a Permitted Acquisition or an Investment made pursuant to Section 9.05(xiii), to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination and (y) (other than revolving Indebtedness (except (A) to the extent accompanied by a corresponding permanent commitment reduction or (B) repayment of such revolving Indebtedness, the original proceeds of which were used to fund (I) a Permitted Acquisition, (II) an Investment pursuant to Section 9.05(xiii), (III) a prepayment of Term Loans, (IV) a prepayment of Senior Notes or Incremental Equivalent Indebtedness permitted hereunder or (V) a prepayment of Additional Permitted Indebtedness permitted hereunder, in each case made using proceeds of Additional Permitted Indebtedness or Incremental Term Loans)) permanently retired or redeemed during (and, in the case of determining compliance with Section 9.02(x), after the first day of) the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination;

(ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness or (y) in the case of floating rate indebtedness, the average rate which would have been applicable thereto during the respective period when same was deemed outstanding (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); and

(iii) in making any determination of EBITDA, pro forma effect shall be given to any cost savings from, or cash expenses in connection with, any Permitted Acquisition and any Specified Asset Sale and sale and leaseback transaction for the periods described above as if such cost savings or cash expenses were realized on the first day of the respective period, taking into account, in the case of any Permitted Acquisition, pro forma cost savings that are factually supportable, identifiable and directly attributable to operational efficiencies (including, without limitation, purchasing synergies and personnel reductions that are factually supportable, identifiable and directly attributable to operational efficiencies) expected to be created by Silgan or, without duplication, by the acquired entity (including such similar actions taken by an acquired entity prior to being acquired) with respect to any Permitted Acquisition (as certified by the chief financial officer, treasurer or controller of Silgan), which efficiencies can be reasonably computed (based on the four fiscal quarters immediately preceding the date of such proposed Permitted Acquisition), are expected to be realized within 24 months from the date of such Permitted Acquisition and are not duplicative of any amounts that are otherwise added back in computing EBITDA~~, and (x) are permitted as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act or (y) are otherwise approved by the Administrative Agent in its sole discretion acting in good faith~~. Notwithstanding anything to the contrary, ~~(1)~~ the amounts to be added to the calculation of EBITDA with respect to the ~~Albea Acquisition pursuant to this clause (iii) shall be as set forth on Schedule XIII; (2) the amounts to be added to the calculation of EBITDA with respect to the Gateway Acquisition pursuant to this clause ( iii) shall be as set forth on Schedule XIII; and (3) the amounts to be added to the calculation of EBITDA with respect to the Easytech~~Weener Plastics Acquisition pursuant to this clause (iii) shall be as set forth on Schedule XIII.

~~In addition, to the extent that either historical financial information of the Person or assets acquired as part of any Permitted Acquisition is not available or pro forma adjustments have been made to any available historical financial information, Silgan also shall provide a certificate of its chief financial officer, controller or treasurer certifying that the financial information used to determine such pro forma calculations reasonably reflects the results that would have occurred had such Permitted Acquisition occurred on the first day of the most recently ended Test Period.~~

“Projections” shall have the meaning provided in Section 6.01(l).

“PTE” ~~means~~shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchase Money/Capital Lease Basket Amount” shall have the meaning provided in Section 9.04(vii).

“Qualified Capital Stock” ~~means any capital stock or other equity interests that are~~shall mean any Capital Stock that is not Disqualified Capital Stock.

“Qualified Preferred Stock” shall mean any preferred stock of Silgan so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before the date which is six months after the latest Maturity Date then in effect, (ii) provide that the payment of all Dividends thereunder are subject to the provisions set forth in this Agreement, as the same may be amended, modified, replaced or refinanced from time to time, (iii) do not contain any covenants that are more restrictive in any material respect than those covenants contained in any Senior Notes Indenture (as in effect on the Fifth Amendment Effective Date), (iv) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under Applicable Law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of Silgan, liquidations involving Silgan or amendments to any of the covenants set forth therein, and (v) are otherwise reasonably satisfactory to the Administrative Agent.

“Quarterly Payment Date” shall mean the last Business Day of each March, June, September and December commencing ~~March~~December 31, ~~2017~~2024.

“Rate Determination Date” shall mean, with respect to any Interest Period, two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent that such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent).

“Rating Agency” ~~means~~shall mean each of Moody’s, S&P and Fitch.

“RCRA” shall mean the Resources Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. § 6901 et seq.

“Real Property” of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

“Receivables Subsidiary” shall mean a special purpose Wholly-Owned Domestic Subsidiary of Silgan formed to enter into the Accounts Receivable Facility.

“Recipient” shall mean (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender, as applicable.

“Recovery Event” shall mean the receipt by Silgan or any of its Subsidiaries of any cash insurance proceeds (other than relating to business interruption coverage) or casualty or condemnation awards payable by reason of (i) theft, loss, physical destruction, damage~~, taking~~ or any other similar event with respect to any property or assets of Silgan or any of its Subsidiaries or (ii) by reason of any condemnation, taking, seizing or similar event with respect to any property or assets of Silgan or any of its Subsidiaries.

“Refinance,” “Refinanced” or “Refinancing” shall mean, when used in respect of the Senior Notes, any Additional Permitted Indebtedness and/ ~~or~~ or any unsecured Incremental Equivalent Indebtedness, to refinance, redeem, repay, repurchase, acquire or defease any Senior Notes, any such issue of Additional Permitted Indebtedness or any such unsecured Incremental Equivalent Indebtedness.

“Register” shall have the meaning provided in Section 12.16.

“Regulation D” shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

“Regulation T” shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

“Regulation U” shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

“Regulation X” shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

“Related Foreign Company ~~Group~~ Guarantor” shall mean, with respect to any Foreign Borrower, the Foreign Subsidiary that is the direct parent of such Foreign Borrower ~~and the Material Subsidiaries of such Foreign Borrower that are organized in the same jurisdiction as such Foreign Borrower~~.

~~“Related Foreign Company Guarantor” shall have the meaning provided in Section 6.04(b).~~

“Related Foreign Company Guaranty” shall have the meaning provided in Section 6.04(b).

“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Relevant Currency Equivalent” shall mean the Dollar Equivalent, the Canadian Dollar Equivalent, the Euro Equivalent or the Pounds Sterling Equivalent, as applicable.

“Relevant Effective Date” shall mean (i) in the case of any Lender party hereto on the Original Effective Date or any assignee of any such Lender, the Original Effective Date, and (ii) in the case of a Person which is an Eligible Transferee that initially becomes a Lender hereto pursuant to Section 2.14 or 2.15 or otherwise pursuant to any amendment hereto, the Incremental Loan Commitment Date specified in the respective Incremental Commitment Agreement for such Eligible Transferee or the effective date of such amendment, as applicable.

“Relevant Governmental Body” shall mean (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Alternate Currency, (1) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

“Reportable Event” shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

“Required Lenders” shall mean Non-Defaulting Lenders the sum of whose outstanding Term Loans, Incremental Term Loan Commitments, Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and RL Percentage of outstanding Swingline Loans and Letter of Credit Obligations) represent an amount greater than 50% of the sum of (i) all outstanding Term Loans of Non-Defaulting Lenders, (ii) the Total Incremental Term Loan Commitment in respect of all Tranches of Incremental Term Loans less the Incremental Term Loan Commitments of all Defaulting Lenders and (iii) the Total Revolving Loan Commitment less the Revolving Loan Commitments of all Defaulting Lenders (or, if after the Total Revolving Loan Commitment has been terminated, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders) and the aggregate RL Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Obligations at such time. For purposes of this definition, the calculation of the outstanding principal amount of all Alternate Currency Loans (including all Euro A-3 Term Loans) and the amount of any Incremental Term Loan Commitments denominated in an Alternate Currency shall be determined by taking the Dollar Equivalent thereof at the time of any such calculation.

“Required US Lenders” shall mean those Non-Defaulting Lenders holding Loans and Revolving Loan Commitments of the US Borrowers which would constitute the Required Lenders under, and defined in, this Agreement if all the outstanding Obligations of the Foreign Borrowers were repaid in full and all the Commitments with respect thereto were terminated.

“Resolution Authority” ~~means~~shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restricted Party” ~~means~~shall mean a Person that is:

(i) listed on, or owned (meaning 50% or greater ownership interest) or controlled by one or more persons listed on any Sanctions List;

(ii) located in, incorporated under the laws of, or owned (meaning 50% or greater ownership interest) or controlled by one or more persons located in or organized under the laws of, a country that is, or whose government is, the target of comprehensive country-wide or territory wide Sanctions Laws and Regulations~~(including, as of the Fourth Amendment Effective Date, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic, Iran, Cuba, Syria, and North Korea); or~~; or

(iii) otherwise a target of Sanctions Laws and Regulations (“target of Sanctions Laws and Regulations” signifying a person with whom a U.S. Person or other national of a Sanctions Authority would be prohibited or restricted by law from engaging in trade, business or other activities).

“Restructuring Transaction” ~~means~~shall mean any transaction or a series of transactions pursuant to which:

(i) a US Credit Party transfers the ~~equity interests~~Capital Stock it holds in a Subsidiary to another US Credit Party or, in the case of a Subsidiary that is a Foreign Subsidiary, a Foreign Credit Party;

(ii) a Foreign Credit Party transfers the ~~equity interests~~Capital Stock it holds in a Subsidiary to another Foreign Credit Party or a US Credit Party;

(iii) a Subsidiary of a US Credit Party transfers the ~~equity interests~~Capital Stock it holds in a Subsidiary to a US Credit Party;

(iv) a Subsidiary of a Foreign Credit Party transfers the ~~equity interests~~Capital Stock it holds in a Subsidiary to a Foreign Credit Party or a US Credit Party;

(v) a ~~US~~Domestic Subsidiary that is not a US Credit Party transfers the ~~equity interests~~Capital Stock it holds in a Subsidiary to another ~~US~~Domestic Subsidiary;

(vi) a Foreign Subsidiary that is not a Foreign Credit Party transfers the ~~equity interests~~Capital Stock it holds in a Subsidiary to a Foreign Subsidiary or a ~~US~~Domestic Subsidiary;

(vii) Portola Packaging LLC and any other Credit Party transfers the ~~equity interests~~Capital Stock it holds in ~~Portola S.R.O~~Silgan Closures CZ s.r.o. (organized under the laws of the Czech Republic), ~~Portola~~Silgan Closures UK Holdings Limited (organized under the laws of England and Wales) and Silgan Closures UK Limited ~~Liability Company Portola~~ (organized under the laws of ~~Russia~~England and Wales) to Silgan Europe Holdings B.V. and/or Silgan International Holdings B.V.;

(viii) Silgan ~~B.V. transfers the equity interests it holds in WestRock Dispensing Systems Milano S.r.l. and WestRock Dispensing Systems Vicenza S.r.l. to a newly organized Italian subsidiary of Silgan B.V. (A) to repay in full intercompany Indebtedness of Silgan B.V. to~~

~~such newly organized Italian subsidiary or (B) in return for an intercompany note from such newly organized Italian subsidiary in an amount equal to the portion of the purchase price for the Specified Acquisition allocated to WestRock Dispensing Systems Milano S.r.l. and WestRock Dispensing Systems Vicenza S.r.l., which intercompany note is then used by Silgan B.V. to repay its intercompany note owed to Silgan in respect of the portion of the purchase price loaned by Silgan to Silgan B.V. for WestRock Dispensing Systems Milano S.r.l. and WestRock Dispensing Systems Vicenza S.r.l.;~~

Dispensing Systems Corporation transfers Silgan Dispensing Systems (Wuxi) Co. Ltd. to either Silgan International B.V. or a Foreign Subsidiary of Silgan International B.V (including by distributing the equity of Silgan Dispensing Systems (Wuxi) Co. Ltd. ultimately to ~~(ix)~~ Silgan ~~B.V. transfers the equity interests it holds in WestRock Dispensing Systems Hemer GmbH to a newly organized German subsidiary of Silgan B.V. to repay in full intercompany Indebtedness of Silgan B.V. to such newly organized German subsidiary~~who then contributes such equity to Silgan International B.V. who then may contribute such equity to a Foreign Subsidiary of Silgan International B.V) for such value, if any, as shall be determined by Silgan;

(ix) Plastics and Silgan Plastics Corporation will contribute the assets, contracts and liabilities related to the Tridelphia, WV facility of Silgan Plastics Corporation to a new Domestic Subsidiary of either Plastics or Silgan Plastics Corporation, which new Domestic Subsidiary will then ultimately be contributed to another US Credit Party through various distributions and contributions to other US Credit Parties, for such value, if any, as shall be determined by Silgan; and/or

(x) the following entities acquired in the Weener Plastics Acquisition will be transferred as indicated below at fair market value as determined in good faith by Silgan, with payment to be in the form of cash and/or intercompany notes as determined by Silgan: (A) Weener Plastics U.S. will be transferred to a US Credit Party; (B) some or all of the Brazilian entities will be transferred to either Silgan International B.V or one or more Foreign Subsidiaries of Silgan that are Brazilian entities; (C) some or all of the Germany entities will be transferred to either Silgan International B.V or one or more Foreign Subsidiaries of Silgan that are German entities; (D) some or all of the Mexican entities will be transferred to either a US Credit Party or one or more Foreign Subsidiaries of Silgan that are Mexican entities; (E) some or all of the Colombian entities and its subsidiaries (or the Spanish parent entity of the Colombia entities) will be transferred to either a US Credit Party, Silgan International B.V or one or more new or existing Foreign Subsidiaries of Silgan; (F) the Irish entity will be transferred either to Silgan International B.V. or a new or existing Foreign Subsidiary of Silgan; (G) the Hungarian entity will be transferred either to Silgan International B.V. or a new or existing Foreign Subsidiary of Silgan; and (H) some or all of the UK entities will be transferred to either Silgan International B.V. or one or more new or existing Foreign Subsidiaries of Silgan.

~~(x) Silgan makes equity contributions in an amount not to exceed $180,000,000 in the aggregate to Silgan Partnership C.V., from which Silgan Partnership C.V. in turn makes an equity contribution in an amount not to exceed $180,000,000 in the aggregate to Silgan B.V., from which Silgan B.V. in turn makes equity contributions in an amount not to exceed $150,000,000 in the aggregate to its newly organized Italian subsidiary, newly organized German subsidiary and Silgan International B.V. ( for Silgan International B.V. to make a subsequent equity contribution to Silgan White Cap Holdings Spain S.L.), in each of clauses (viii)-(x), in connection with the Specified Acquisition;~~

~~(xi) (a) Silgan transfers certain intercompany notes relating to the Specified Acquisition set forth on Schedule VIII to Silgan Partnership C.V. in exchange for intercompany notes in the same aggregate principal amount, (b) Silgan Partnership C.V., in turn, transfers certain of such intercompany notes to Silgan B.V., in exchange for intercompany notes in the same aggregate principal amount and (c) Silgan B.V., in turn, transfers certain of such intercompany notes to Silgan International B.V., in exchange for intercompany notes in the same aggregate principal amount; and/or~~

~~(xii) Silgan International B.V. makes an equity contribution to Silgan White Cap Polska Sp. z o.o. in an amount not to exceed the entire outstanding principal amount and all unpaid interest, to the extent transferred to Silgan International B.V., under the Intercompany Term Note dated January 14, 2014 in the original principal amount of €50,377,928.14 made by Silgan White Cap Polska Sp. z o.o. in favor of Silgan White Cap Holdings Spain, S.L. (the “Poland Intercompany Note”), which Poland Intercompany Note will be transferred in whole or in part by Silgan White Cap Holdings Spain, S.L. to Silgan International B.V. and which equity contribution will be effected by converting such amount of the outstanding principal amount and unpaid interest under the Poland Intercompany Note so transferred to Silgan International B.V. to the equity of Silgan White Cap Polska Sp. z o.o..~~

provided that (a) no Default or Event of Default is continuing or would result therefrom and (b) to the extent applicable, the Credit Parties comply with the requirements of Sections 8.09 and 9.10 promptly after giving effect to each such transactions. The Administrative Agent and the Lenders hereby acknowledge and agree that where a Restructuring Transaction is to be accomplished in a series of substantially concurrent transactions, such Restructuring Transaction may be effected by transfers, Dividends and/or Investments (including, without limitation, the conversion of any related intercompany Indebtedness into ~~equity interests~~Capital Stock) through Silgan or a Subsidiary of Silgan not otherwise permitted to take such actions in such Restructuring Transaction so long as the last step in such series is permitted by any provision of clauses (i) through (~~xi~~x) above.

“Retained Excess Cash Flow Amount” shall mean the sum of (I) $940,400,000 (representing the Retained Excess Cash Flow Amount under, and as defined in, the Existing Credit Agreement as of the Original Effective Date) plus (II) a cumulative amount equal to the remainder of (x) 50% of Excess Cash Flow for each fiscal year of Silgan (commencing with the fiscal year ending December 31, 2016), increased to 75% of Excess Cash Flow if the Total Net Leverage Ratio as of the last day of such fiscal year is greater than 3.50:1:00 but less than or equal to 4:50:1:00, and increased to 100% of Excess Cash Flow if the Total Net Leverage Ratio as of the last day of such fiscal year is less than or equal to 3.50:1.00, less (y) the sum of (without duplication) ( ~~1) the aggregate amount of principal prepayments of Loans (for this purpose, using the Dollar Equivalent with respect to any Alternate Currency Loans) to the extent (and only to the extent) that such prepayments were made as a voluntary prepayment pursuant to Section 5.01 with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment in an amount equal to such prepayment) during such fiscal year and (2) the aggregate amount of principal prepayments of Term Loans (for this purpose, using the Dollar Equivalent with respect to any Alternate Currency Term Loans) to the extent (and only to the extent) that such prepayments were made as a voluntary prepayment pursuant to Section 5.01 with proceeds of Revolving Loans or Swingline Loans during (and which Revolving Loans or Swingline Loans were, at the time of the respective prepayment, anticipated to be repaid with internally generated funds during) such fiscal year, as reduced by (~~i) the amount of any Permitted Junior Debt Repurchases made with the proceeds of the Retained Excess Cash Flow Amount (including all amounts expended in respect of principal, premium and fees, but excluding interest) and (ii) the amount of any Investments made pursuant to Section 9.05(xiii) or guaranties entered into pursuant to Section 9.04(xii) in excess of ~~20~~25% of

Consolidated Tangible Assets at the relevant time (based on the most recently delivered financial statements pursuant to Section 8.01) in the aggregate in each case made with the proceeds of the Retained Excess Cash Flow Amount.

“Revaluation Date” shall mean, subject to Section 1.06:

(a) with respect to any Loan denominated in an Alternate Currency, each of the following: (i) the date of the borrowing of such Loan (including any borrowing or deemed borrowing in respect of any unreimbursed portion of any payment by the applicable Issuing Lender under any Letter of Credit denominated in an Alternate Currency) but only as to the amounts so borrowed on such date, (ii)  each date of a continuation of such Loan pursuant to the terms of this Agreement, but only as to the amounts so continued on such date, and (iii)  such additional dates as the Administrative Agent shall determine; and

(b) with respect to any Letter of Credit denominated in an Alternate Currency, each of the following: (i) each date of issuance of such Letter of Credit, but only as to the stated amount of the Letter of Credit so issued on such date; and (ii) such additional dates as the Administrative Agent shall determine.

“Revolving Borrower” shall mean each of (i) Silgan, Containers, Plastics, Manufacturing and each Dutch Borrower and (ii) Silgan and any other Wholly-Owned Subsidiary of Silgan (other than the Receivables Subsidiary) that in each case becomes a Revolving Borrower pursuant to Section 6.04(a) and, to the extent applicable, Section 6.04(b).

“Revolving Lender” shall mean each Lender which has a Revolving Loan Commitment (without giving effect to any termination of the Total Revolving Loan Commitment if any Swingline Loans or Letter of Credit Obligations remain outstanding) or which has any outstanding Revolving Loans.

“Revolving Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “Revolving Loan Commitment,” as same may be (x) increased from time to time pursuant to Section 2.15, (y) reduced from time to time or terminated pursuant to Sections 4.02, 4.03, 5.02 and/or Article X, or (z) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 2.13 and/or 12.04(b). In addition, the Revolving Loan Commitment of each Lender shall include, subject to the consent of such Lender, any Extended Revolving Loan Commitment of such Lender.

“Revolving Loan Maturity Date” shall mean the Initial Revolving Loan Maturity Date; provided that, with respect to any Tranche of Extended Revolving Loan Commitments (and related outstandings), the Revolving Loan Maturity Date with respect thereto shall instead be the final maturity date as specified in the applicable Extension Offer accepted by the respective Lender.

“Revolving Loans” shall have the meaning provided in Section 2.01(e).

“Revolving Notes” shall have the meaning provided in Section 2.05(a).

“Revolving Outstandings” shall mean, at any time, the sum of the aggregate principal amount of all Revolving Loans (for this purpose, using the Dollar Equivalent of each Revolving Loan denominated in a Primary Alternate Currency) and Swingline Loans (for this purpose, using the Dollar Equivalent of each Euro Denominated Swingline Loan) then outstanding plus the aggregate amount of all Letter of Credit Obligations at such time plus the aggregate principal amount of all AR Revolver Debt then outstanding; provided, however, that (i) the term Revolving Outstandings shall not include any Revolving

Loans, Swingline Loans or AR ~~Revolving~~ Revolver Debt the proceeds of which were used to finance a Permitted Acquisition (including to refinance any Indebtedness assumed as part of any Permitted Acquisition), an Investment pursuant to Section 9.05(xiii), a payment under a guaranty provided under Section 9.04(xii) or a Permitted Junior Debt Repurchase and (ii) for the period through, and including, December 31, ~~2020~~2024, the Revolving Outstandings amounts shall be $0.

“RFR ” shall mean, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, SOFR,~~and~~ (b) Pounds Sterling, SONIA and (c) Canadian Dollars, Term CORRA.

“RFR Administrator” shall mean the SOFR Administrator, ~~or~~the SONIA Administrator, CORRA Administrator or the Term CORRA Administrator, as applicable.

“RFR Business Day” shall mean, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities, ~~and~~ (b) Pounds Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London and (c) Canadian Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in Toronto; provided, that for purposes of notice requirements in Sections 2.03(a), 2.06, 2.09 and 5.01, in each case, such day is also a Business Day.

“RFR Loan” shall mean a Daily Simple RFR Loan~~or~~, a Term SOFR Loan a Term CORRA Loan, as the context may require.

“RFR Rate Day” has the meaning assigned thereto in the definition of “Daily Simple RFR”.

“RL Percentage” of any Revolving Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Revolving Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time; provided that if the RL Percentage of any Revolving Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of the Revolving Lenders shall be determined immediately prior (and without giving effect) to such termination.

“S&P” shall mean Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto.

“Sanctions Laws and Regulations” ~~means~~ shall mean the economic sanctions laws, regulations or restrictive measures administered, enacted, or enforced by: (i) the United States government, including but not limited to, Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001), the Patriot Act, the U.S. International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the U.S. Trading with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), the U.S. United Nations Participation Act, the U.S. Syria Accountability and Lebanese Sovereignty Act, the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 or the Iran Sanctions Act, Section 1245 of the National Defense Authorization Act of 2012, the Iran Freedom and Counter-Proliferation Act of 2012, the Iran Threat Reduction and Syria Human Rights Act of 2012, the Support for the Sovereignty, Integrity, Democracy, and Economic Stability of Ukraine Act of 2014, the Ukraine Freedom Support Act of 2014, all as amended, any of the foreign assets control regulations (including but not limited to 31 C.F.R., Subtitle B, Chapter V, as amended), or the U.S. Export Administration Act, the U.S. Export Administration Regulations, or the International Traffic in Arms Regulations; (ii) the United Nations;

(iii) the European Union; (iv) any member state of the European Union; (v) the United Kingdom; or

(vi) the respective governmental institutions and agencies of any of the foregoing, including without limitation, OFAC, the United States Department of State, His Majesty’s Treasury (“HMT”) or the United Nations Security Council (together the “Sanctions Authorities”).

“Sanctions List” ~~means~~shall mean the Annex to Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001), the Specially Designated Nationals and Blocked Persons List, EO 13599 List, and Foreign Sanctions Evaders List maintained by OFAC, the Consolidated List of Financial Sanctions Targets and the Investment Ban List maintained by HMT, or any similar list maintained by, or public announcement of Sanctions Laws and Regulations designation made by, any of the Sanctions Authorities.

“SEC” shall have the meaning provided in Section 8.01(f).

“Secured Creditors” shall have the meaning provided in the respective Security Documents.

“Securities” shall mean any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Security Document” shall mean and include each US Security Document, each Dutch Security Document and each other Foreign Security Document.

“Senior Notes” shall mean, collectively, (a) the 2025 Senior Notes~~and~~, (b) the 2026 Senior Secured Notes, (c) the 2028 Dollar Senior Notes and (d) the 2028 Euro Senior Notes.

“Senior Notes Documents” shall mean the Senior Notes, the Senior Notes Indentures and each of the other documents executed in connection therewith, and the documents executed in connection with any Permitted Refinancing Indebtedness.

“Senior Notes Indentures” shall mean, as applicable, (a) the 2025 Senior Notes Indenture~~and~~, (b) the 2026 Senior Secured Notes Indenture, (c) the 2028 Dollar Senior Notes Indenture and (d) the 2028 Euro Senior Notes Indenture.

“Senior Secured Indebtedness” shall mean, at any time, the sum of (a) the aggregate principal amount of the Obligations at such time and (b) the aggregate principal amount of Indebtedness of Silgan and its Subsidiaries determined on a consolidated basis at such time (excluding (x) obligations in respect of Interest Rate Protection Agreements and (y) any premiums or discounts associated with the issuance of any Indebtedness to the extent that accounting principles generally accepted in the United States would require such amounts to be reflected as Indebtedness on a consolidated balance sheet of Silgan) that, as of such date, is secured equally and ratably with the Obligations; provided that all unsecured Incremental Equivalent Indebtedness shall be deemed to be Senior Secured Indebtedness.

“Senior Secured Net Leverage Ratio” shall mean, as of the date of determination, the ratio of (x) Senior Secured Indebtedness (excluding Aggregate RL Exposure in an amount not to exceed $500,000,000) as of such date to (y) EBITDA for the then ~~the~~ most recently ended Test Period. In determining the Senior Secured Net Leverage Ratio for any period, there shall be excluded from Senior Secured Indebtedness an amount equal to the amount of unrestricted cash and Cash Equivalents on the consolidated balance sheet of Silgan and its Subsidiaries as of the last day of such period.

“Sharing Event” shall mean (i) the occurrence of any Event of Default with respect to any Borrower pursuant to Section 10.05, (ii) the acceleration of the maturity of the Loans pursuant to the last paragraph of Article X or (iii) if the Required US Lenders so elect, the failure to pay any Tranche of Loans in full at the respective Maturity Date therefor.

“Silgan” shall have the meaning provided in the first paragraph hereof.

“Silgan B.V.” shall mean Silgan Holdings B.V., a former private company with limited liability incorporated under the laws of The Netherlands.

“Silgan Canada” shall mean Silgan Plastics Canada, Inc., an Ontario corporation.

“Silgan International B.V.” shall have the meaning provided in the first paragraph hereof.

“SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” ~~means~~shall mean the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SONIA” shall mean a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator.

“SONIA Administrator” shall mean the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” shall mean the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“SONIA RFR Loan” shall mean an RFR Loan that bears interest based upon the Daily Simple RFR for Pounds Sterling.

~~“Specified Acquisition” shall mean the acquisition by Silgan, through its direct or indirect wholly-owned Subsidiaries, of the equity interests of the Target in accordance with the Specified Purchase Agreement.~~

“Specified Asset Sale” shall mean any Asset Sale in which the gross cash proceeds received therefrom is at least $1,000,000.

“Specified Default” shall mean any Default under Section 10.01 or 10.05.

“~~Specified Purchase Agreement~~Spot Rate” shall mean ~~that certain Purchase Agreement dated as of January 23, 2017, by and among Silgan Holdings LLC, Silgan White Cap Holdings Spain, S.L., Silgan~~

~~B.V., WestRock MWV, LLC, solely for purposes of certain sections therein, Silgan and, solely for purposes of certain sections therein, WestRock Company (together with all exhibits, schedules and disclosure letter thereto), as amended, restated, supplemented or otherwise modified from time to time~~ , subject to Section 1.06, for a Currency, the rate provided (either by publication or otherwise provided or made available to the Administrative Agent) by Thomson Reuters Corp. (or equivalent service chosen by the Administrative Agent in its reasonable discretion) as the spot rate for the purchase of such Currency with another currency at a time selected by the Administrative Agent in accordance with the ~~terms and provisions of this Agreement~~ procedures generally used by the Administrative Agent for syndicated credit facilities in which it acts as administrative agent.

~~“Specified Purchase Agreement Representations” shall mean the representations made by or on behalf of the Target in the Specified Purchase Agreement that are material to the interests of the Lenders, but only to the extent that the accuracy of any such representation is a condition to Silgan’s or its Affiliates’ obligation to close under the Specified Purchase Agreement or Silgan or any of its Affiliates has the right to terminate its obligations (or to refuse to consummate the Specified Acquisition) under the Specified Purchase Agreement as a result of a breach of any such representations or any such representations not being accurate in the Specified Purchase Agreement.~~

~~“Specified Representations” shall mean the representations and warranties contained in Sections 7.01(a), 7.02, 7.03 (other than clause (b) thereof), 7.04, 7.05 (subject to the last sentence at the end of Section 6.02), 7.07(b), 7.10, 7.13, 7.16 and 7.19.~~

“Spread Adjusted SOFR” shall mean with respect to any RFR Business Day, a rate per annum equal to the sum of (a) SOFR for such RFR Business Day plus (b) 0.10% (10 basis points).

“Spread Adjusted Term SOFR” shall mean (a) in the case of Interest Periods of one month, three months or six months, a rate per annum equal to the sum of (i) Term SOFR and (ii) 0.10% (10 basis points), and (b) in the case of Interest Periods of one week or two weeks, a rate per annum equal to the sum of (i) Term SOFR, determined based on a one-month Interest Period, and (ii) 0.05% (5 basis points).

“Start Date” shall mean, with respect to any Margin Reduction Period, the first day of such Margin Reduction Period.

“Stated Amount” of each Letter of Credit shall mean the maximum amount available to be drawn thereunder (determined without regard to whether any conditions to drawing could then be met) but after giving effect to all previous drawings made thereunder; provided that, except as such term is used in Section 3.02, the “Stated Amount” of each Primary Alternate Currency Letter of Credit shall be, on any date of calculation, the Dollar Equivalent of the maximum amount available to be drawn in the relevant Primary Alternate Currency thereunder (determined without regard to whether any conditions to drawings could then be met) but after giving effect to all previous drawings made thereunder.

“Subordinated Indebtedness” means the collective reference to any Indebtedness incurred by Silgan or any of its Subsidiaries that is subordinated in right and time of payment to the Obligations.

“Subsidiary” shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, limited liability company, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person ~~has~~ owns more than ~~a~~ 50% ~~equity interest~~ of the Capital Stock at the time. Notwithstanding the foregoing (and except for purposes of Sections 7.11, 7.12, 8.06, 8.08, 10.06 and 12.01, and the definition of Unrestricted Subsidiary contained herein), an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Silgan or any of its other Subsidiaries for purposes of this Agreement or any other Credit Document. Unless the context indicates otherwise, all references herein to Subsidiaries are references to Subsidiaries of any Borrower.

“Supermajority Lenders” of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the text “an amount greater than 50%” contained therein were changed to “an amount equal to at least 66-2/3%”.

“Supply Agreement Asset Sale” shall mean the sale of assets by Silgan or any of its Subsidiaries to customers of Silgan or any of its Subsidiaries or Affiliates of such customers where such assets are located in or adjacent to a facility of such customer.

“Swingline Expiry Date” shall mean the date which is two Business Days prior to the Revolving Loan Maturity Date.

“Swingline Lender” shall mean the Administrative Agent, in its capacity as the Swingline Lender hereunder.

“Swingline Loan” shall have the meaning provided in Section 2.01(g).

“Swingline Loan Exposure” shall mean, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time (for this purpose, using the Dollar Equivalent of each outstanding Euro Denominated Swingline Loan). The Swingline Loan Exposure of any Revolving Lender at any time shall be its RL Percentage of the aggregate Swingline Loan Exposure at such time.

“Swingline Note” shall have the meaning provided in Section 2.05(a).

~~“Target” shall mean, collectively, (a) WestRock Dispensing Systems Hemer GmbH, a German company, (b) WestRock Dispensing Systems Milano S.r.l., an Italian company, (c) WestRock Dispensing Systems Vicenza S.r.l., an Italian company, (d) WestRock Dispensing Systems R&D Netherlands B.V., a Dutch company, (e) WestRock Dispensing Systems Barcelona S.L., a Spanish company, (f) Mead Packaging International, LLC, an Ohio limited liability company, (g) WestRock Slatersville, LLC, a Rhode Island limited liability company, (h) MWV Industria Plastica Ltda., a Brazilian company, (i) WestRock Dispensing Systems Canada Ltd., a Canadian company, (j) WestRock (Wuxi) Dispensing Systems Ltd., a Chinese company, (k) MeadWestvaco Calmar Hayes Operadora S. de R.L. de C.V., a Mexican company, (l) MeadWestvaco Calmar Operadora S.A. de C.V., a Mexican company, (m) WestRock MWV, S.A. de C.V., a Mexican company, (n) MeadWestvaco Calmar Ltd., a company organized under the laws of England and Wales, (o) Polytop Europe Ltd., a company organized under the laws of England and Wales, (p) WestRock Dispensing Systems, Inc., a Delaware corporation, and (q) the Target India Entity.~~

“T2” shall mean the real time gross settlement system operated by the Eurosystem, or any successor system.

“TARGET Day” shall mean any day on which ~~TARGET2~~T2 is open for the settlement of payments in Euros.

~~“Target India Entity” shall mean Aphrodite Packaging Solutions Private Limited, a private limited company organized under the laws of India.~~

~~“Target Material Adverse Effect “ shall mean any change, effect, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse change in, or effect on: (a) the ability of Seller to perform its obligations under the Specified Purchase Agreement and to consummate the transactions contemplated thereby; or (b) the assets, liabilities, business, condition (financial or otherwise) or results of operations of the Transferred Entities, taken as a whole; provided that, for purposes of clause (b) above, any such change, effect, event or occurrence resulting from any of the following shall not be considered when determining whether a Target Material Adverse Effect has occurred: (i) general economic conditions affecting the economy or credit, capital and financial markets in the United States or elsewhere in the world, including changes in interest or exchange rates; (ii) any change in the industry in which the Business operates; (iii) any change in Laws or GAAP, or the enforcement or interpretation thereof; (iv) general political conditions, including hostilities, acts of war (whether declared or undeclared), sabotage, terrorism or military actions, or any escalation or worsening of any of the foregoing; (v) any change resulting from the negotiation, execution, announcement or consummation of the transactions contemplated by the Specified Purchase Agreement or the Ancillary Agreements, including any such change relating to the identity of, or facts and circumstances relating to, Buyers and including any actions taken or threatened by any Transferred Entity’s customers, suppliers, distributors, employees or other personnel or others having relationships with a Transferred Entity; (vi) any action taken by Buyers and any of their respective Affiliates, agents or representatives; (vii) any hurricane, flood, tornado, earthquake or other natural disaster or any other force majeure event; (viii) any actions required to be taken or omitted pursuant to the Specified Purchase Agreement or the Ancillary Agreements or taken with Buyers’ consent or not taken because Buyers withheld, delayed or conditioned its consent; or (ix) the failure of the Business to achieve any financial projections or forecasts or revenue or earnings predictions (it being understood that for purposes of this clause (viii), the changes or effects giving rise to such failure that are not otherwise excluded from the definition of “Target Material Adverse Effect” may be taken into account in determining whether there has been a Target Material Adverse Effect); (x) events or occurrences specifically disclosed in the Seller Disclosure Letter, solely as and to the extent so described therein, and in each case only taking into account supplements to the Seller Disclosure Letter which have been permitted and made to the Seller Disclosure Letter with Buyers’ acceptance in accordance with Section 4.15 of the Specified Purchase Agreement; or (xi) any adverse change in or effect on the Business of the Transferred Entities that is cured prior to the Closing; provided, however, that any change or effect referred to in clauses (i), (ii), (iii), (iv) or (vii) immediately above may be taken into account in determining whether a Target Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such change, effect, event or occurrence has a materially disproportionate effect on the Transferred Entities relative to other companies in the industries or markets in which the Transferred Entities operate. Capitalized terms used in this definition of “Target Material Adverse Effect” without definition shall have the meanings ascribed thereto in the Specified Purchase Agreement; provided, that any capitalized terms which are defined in both this Agreement and the Specified Purchase Agreement shall have the meanings ascribed thereto in the Specified Purchase Agreement.~~

~~“TARGET2” shall mean the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.~~

“Tax Sharing Agreement” shall mean the Tax Allocation Agreement, dated as of July 13, 1990, as amended on December 21, 1993 and August 1, 1995, by and among Silgan and each of its Domestic Subsidiaries party thereto, as amended, modified or supplemented from time to time.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto.

“Term CORRA” shall mean, for any calculation with respect to a Term CORRA Loan, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) RFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 5:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding RFR Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term CORRA Determination Day.

“Term CORRA Adjustment” shall mean, with respect to any Term CORRA Loan, a percentage per annum as set forth below for the applicable Interest Period  therefor:

Interest Period	Percentage
One month	0.29547%
Three months	0.32138%

“Term CORRA Administrator” shall mean CanDeal Benchmark Administration Services Inc. (“CanDeal”) or, in the reasonable discretion of the Administrative Agent, TSX Inc. or an affiliate of TSX Inc. as the publication source of the CanDeal/TMX Term CORRA benchmark that is administered by CanDeal (or a successor administrator of the Term CORRA Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term CORRA Loan” shall mean a Loan that bears interest at a rate based on Adjusted Term CORRA.

“Term CORRA Reference  Rate” shall mean the forward-looking term rate based on CORRA.

“Term Loan” shall mean each US A Term Loan, each Euro A-3 Term Loan and each Incremental Term Loan.

“Term Loan Percentage” of a Tranche of Term Loans shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate outstanding principal amount of all Term Loans of such Tranche (which, in the case of Alternate Currency Incremental Term Loans, shall be the Dollar Equivalent of such aggregate outstanding principal amount) at such time and the denominator of which is equal to the aggregate outstanding principal amount of all Term Loans of all Tranches (which, in the case of Alternate Currency Incremental Term Loans, shall be the Dollar Equivalent of such aggregate principal amount) at such time.

“Term Loan Scheduled Repayment” shall have the meaning provided in Section 5.02(e).

“Term SOFR” shall mean the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) RFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding RFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Administrator” ~~means~~shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Loan” ~~means~~shall mean any Loan that bears interest at a rate based on Spread Adjusted Term SOFR.

“Term SOFR Reference Rate” ~~means~~shall mean the forward-looking term rate based on SOFR.

“Test Date” shall mean, with respect to any Start Date, the last day of the most recent fiscal quarter of Silgan ended immediately prior to such Start Date.

“Test Period” shall mean each period of four consecutive fiscal quarters of Silgan (in each case taken as one accounting period).

~~“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement, dated as of the Third Amendment Effective Date, by and among the Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.~~

~~“Third Amendment Effective Date” means November 9, 2021.~~

~~“Third Amendment Transactions” means the execution, delivery and performance by the Credit Parties of the Third Amendment and the other Credit Documents, the borrowing of Loans and other credit extensions on the Third Amendment Effective Date, the refinancing of certain Indebtedness under the Existing Credit Agreement prior to giving effect to the Third Amendment and the payment of the fees, costs and expenses incurred in connection with any of the foregoing.~~

“Total Commitment” shall mean, at any time, the sum of the Commitments of each of the Lenders at such time.

“Total Euro A-3 Term Loan Commitment” shall mean, at any time, the sum of the Euro A-3 Term Loan Commitments of each of the Lenders at such time. The Total Euro A-3 Term Loan Commitment on the Fifth Amendment Effective Date shall be €900,000,000.

“Total Incremental Term Loan Commitment” shall mean, at any time and for any Tranche of Incremental Term Loans, the sum of the Incremental Term Loan Commitments of such Tranche of each of the Lenders at such time.

“Total Indebtedness” shall mean, at any time, the aggregate principal amount of Indebtedness of Silgan and its Subsidiaries determined on a consolidated basis at such time (but excluding (x) obligations in respect of Interest Rate Protection Agreements and (y) any premiums or discounts associated with the issuance of any Indebtedness to the extent that accounting principles generally accepted in the United States would require such amounts to be reflected as Indebtedness on a consolidated balance sheet of Silgan).

“Total Net Leverage Ratio” shall mean, as of the date of determination, the ratio of (x) the sum of (I) Total Indebtedness (excluding Revolving Outstandings) as of such date plus (II) the Revolving Outstandings on the December 31 immediately preceding such date (or, in the case of a Test Period ended on December 31 in any fiscal year of Silgan, the Revolving Outstandings on such December 31); provided that the amount of such Revolving Outstandings on any December 31 shall not include any Revolving Outstandings which have been subsequently repaid with proceeds of Total Indebtedness included in clause (x)(I) of this definition (as certified in writing by an authorized officer of Silgan) to (y) EBITDA for the then ~~the~~ most recently ended Test Period. In determining the Total Net Leverage Ratio for any period, there shall be excluded from Total Indebtedness an amount equal to the amount of unrestricted cash and Cash Equivalents on the consolidated balance sheet of Silgan and its Subsidiaries as of the last day of such period.

“Total Revolving Loan Commitment” shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders at such time. The Total Revolving Loan Commitment on the ~~Third~~Fifth Amendment Effective Date shall be $1,500,000,000.

“Total Secured Net Leverage Ratio” shall mean, as of the date of determination, the ratio of (a) Total Indebtedness as of such date that is secured by a Lien on any asset or property of Silgan and its Subsidiaries (exclusive of Indebtedness under any Accounts Receivables Facility) to (b) EBITDA for the then most recently ended Test Period. In determining the Total Secured Net Leverage Ratio for any period, there shall be excluded from Total Indebtedness an amount equal to the amount of unrestricted cash and Cash Equivalents on the consolidated balance sheet of Silgan and its Subsidiaries as of the last day of such period.

“Total Unutilized Revolving Loan Commitment” shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment less (y) the sum of the aggregate principal amount of all Revolving Loans (for this purpose, using the Dollar Equivalent of all Primary Alternate Currency Revolving Loans) and Swingline Loans then outstanding plus the then aggregate amount of all Letter of Credit Obligations.

“Total US A Term Loan Commitment” shall mean, at any time, the sum of the US A-1 Term Loan Commitments and the US A-2 Term Loan Commitments of each of the Lenders at such time. The Total US A Term Loan Commitment on the ~~Third~~Fifth Amendment Effective Date shall be $~~1,000,000,000~~850,000,000.

“Tranche” shall mean the respective facilities and commitments utilized in making Loans hereunder, with there being ~~four~~five separate Tranches on the ~~Third~~Fifth Amendment Effective Date, i.e., US A-1 Term Loans, US A-2 Term Loans, Euro A-3 Term Loans, Revolving Loans and Swingline Loans; provided that, for purposes of Sections 2.13, 12.04(b) and 12.12(a) and the definition of “Majority Lenders,” Revolving Loans and Swingline Loans shall be deemed to constitute part of a single “Tranche.” In addition, and notwithstanding the foregoing, any Incremental Term Loans extended after the Fifth Amendment Effective Date shall, except to the extent provided in Section 2.14(c), be made pursuant to one or more additional Tranches which shall be designated pursuant to the respective Incremental Term Loan Commitment Agreements in accordance with the relevant requirements specified in Section 2.14. Furthermore, after giving effect to an Extension pursuant to Section 2.18, (x) any Revolving Loans pursuant to Extended Revolving Loan Commitments shall constitute a separate Tranche of Revolving Loans from the Tranche of Revolving Loans from which they were converted, and (y) any Extended Term Loans shall constitute a separate Tranche of Term Loans from the Tranche of Term Loans from which they were converted.

~~“Transactions” means the execution, delivery and performance by the Credit Parties of this Agreement and the other Credit Documents, the borrowing of Loans and other credit extensions on the Effective Date, the consummation of the Specified Acquisition, the refinancing of the Existing Credit Agreement and the payment of the fees and expenses incurred in connection with any of the foregoing.~~

“Type” shall mean (i) for any Dollar Loan, the type of such Dollar Loan determined with regard to the interest option available thereto, i.e., whether a Base Rate Loan or an RFR Loan~~,~~ (other than a Term CORRA Loan), (ii) for any Alternate Currency Loan (other than a Canadian Dollar Loan), the Applicable Currency of such Alternate Currency Loan (other than a Canadian Dollar Loan) and (iii) for any Canadian Dollar Loan, the type of such Canadian Dollar Loan determined with regard to the interest option available thereto, i.e., whether a Canadian Prime Rate Loan or a ~~CDOR Rate~~Term CORRA Loan.

“UCC” shall mean the Uniform Commercial Code as in effect in the relevant jurisdictions.

“UK Financial Institution” ~~means~~shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” ~~means~~shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfunded Current Liability” of any Plan shall mean the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto determined in accordance with Section 412 of the Code.

~~“Unicep Acquisition” means the acquisition of Unicep Packaging LLC by Silgan Dispensing Systems Holdings Company completed on September 30, 2021.~~

“Uniform Customs” ~~means~~shall mean the Uniform Customs and Practices for Documentary Credits (2007 Revision), effective July, 2007 International Chamber of Commerce Publication No. 600.

“United States” and “US” shall each mean the United States of America.

“Unpaid Drawing” shall mean a Dollar Unpaid Drawing and/or Primary Alternate Currency Unpaid Drawing, as the context may require.

“Unrestricted Subsidiary” shall mean (i) any non-Credit Party Subsidiary designated by Silgan from time to time as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent or (ii) any Subsidiary of Silgan that is acquired or created after the Original Effective Date and designated by Silgan as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent at the time that such Subsidiary is created or acquired, provided that Silgan shall only be permitted to so designate any Subsidiary as an Unrestricted Subsidiary after the Original Effective Date so long as

(v) no Default or Event of Default then exists or would result therefrom, (w) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of the Senior Notes, any Additional Permitted Indebtedness, any Incremental Equivalent Indebtedness or any Refinancing thereof, (x) all of the provisions of Section 9.10 shall have been complied with in respect of such newly-designated Unrestricted Subsidiary, (y) such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by Silgan or any of its Subsidiaries) through Investments as permitted by, and in compliance with, Section 9.05(xiii) and with any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof to be treated as Investments in such Unrestricted Subsidiary pursuant to Section 9.05(xiii), and (z) at least five Business Days prior to the designation of any Person as an Unrestricted Subsidiary, Silgan shall have delivered to the Administrative Agent a certificate of its chief financial officer, treasurer or controller setting forth (in reasonable detail) the recalculation of the Interest Coverage Ratio and the Total Net Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended prior to the date of such designation for which financial statements have been delivered to the Lenders under this Agreement, and such recalculation shall show that Silgan would have been in compliance with Sections 9.07 and 9.08 as of the last day of such Test Period.

“Unutilized Revolving Loan Commitment” with respect to any Revolving Lender, at any time, shall mean such Revolving Lender’s Revolving Loan Commitment at such time less the sum of (i) the aggregate principal amount of all Revolving Loans made by such Revolving Lender and outstanding at such time (for this purpose, using the Dollar Equivalent of all outstanding Primary Alternate Currency Revolving Loans of such Revolving Lender) and (ii) such Revolving Lender’s RL Percentage of the Letter of Credit Obligations at such time.

“US A-1 Term Loan” shall have the meaning provided in Section 2.01(a).

“US A-1 Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “US A-1 Term Loan Commitment”, as same may be (x) terminated pursuant to Section 4.03 or Article X or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 2.13 and/or 12.04(b).

“US A-1 Term Loan Scheduled Repayment” shall have the meaning provided in Section 5.02(b).

“US A-1 Term Note” shall have the meaning provided in Section 2.05(a).

“US A-2 Term Loan” shall have the meaning provided in Section 2.01(b).

“US A-2 Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “US A-2 Term Loan Commitment”, as same may be (x) terminated pursuant to Section 4.03 or Article X or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 2.13 and/or 12.04(b).

“US A-2 Term Loan Scheduled Repayment” shall have the meaning provided in Section 5.02(c).

“US A-2 Term Note” shall have the meaning provided in Section 2.05(a).

“US A Term Loan” ~~means~~shall mean a US A-1 Term Loan and/or a US A-2 Term Loan, as the context requires.

“US Borrower” shall mean Silgan or any other US Revolving Borrower.

“US Borrowers/Subsidiaries Guaranty” shall have the meaning provided in Section 6.01(e).

“US Collateral” shall mean and include all “Collateral” (or any similarly defined term) as defined in any of the US Security Documents, including all Additional Collateral covered thereby.

“US Credit Party” shall mean each of Silgan, each other US Revolving Borrower and each other US Guarantor.

“US Guarantor” shall mean Silgan, each other US Revolving Borrower and each other US Subsidiary Guarantor in their capacities as such.

“US Obligations” shall mean (i) the Obligations of the US Credit Parties and (ii) the “Obligations” (as defined in the US Pledge Agreement).

“US Person” shall mean any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“US Pledge Agreement” shall have the meaning provided in Section 6.01(f).

“US Pledge Agreement Collateral” shall mean all “Collateral” as defined in the US Pledge Agreement.

“US Revolving Borrower” shall mean Silgan and each Revolving Borrower that is a Wholly-Owned Domestic Subsidiary of Silgan.

“US Security Documents” shall mean and include the US Pledge Agreement and, after the execution and delivery thereof, each Additional Security Document entered into by a US Credit Party.

“US Subsidiary Guarantor” shall mean (i) each US Revolving Borrower (other than Silgan) in its capacity as a guarantor under the US Borrowers/Subsidiaries Guaranty and (ii) each other Domestic Subsidiary of Silgan (other than the Receivables Subsidiary).

“US Tax Compliance Certificate” shall have the meaning provided in Section 5.04(g).

“Voting Lender Participant” shall have the meaning provided in Section 12.04(c).

“Voting Lender Participant Notice” shall have the meaning provided in Section 12.04(c).

“Voting Stock” shall mean the ~~capital stock~~Capital Stock of Silgan ordinarily having the power to vote for the election of directors of Silgan.

“Weener Plastics Acquisition” shall mean the acquisition, which was consummated on October 15, 2024, by Silgan International B.V., of all of the outstanding Capital Stock (by merger or otherwise) of Weener Plastics Holding B.V., a limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated and organized under the laws of the Netherlands pursuant to that certain Sale and Purchase Agreement dated as of July 24, 2024, by and among Klara HoldCo S.A., as seller, Silgan International B.V., as purchaser,  and Silgan, as guarantor (and the payment of fees, costs and expenses related thereto).

“Weener Plastics U.S.” shall mean Weener Plastics, Inc., a corporation incorporated under the laws of the State of North Carolina.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the product obtained by multiplying (x) the amount of each then remaining installment or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

“Wells Fargo” shall mean Wells Fargo Bank, National Association, in its individual capacity, and any successor entity thereto by merger, consolidation or otherwise.

“WestRock Acquisition” shall mean the acquisition by Silgan, through its direct or indirect wholly-owned Subsidiaries, of the Capital Stock of the WestRock Acquisition Target in accordance with that certain Purchase Agreement dated as of January 23, 2017, by and among Silgan Holdings LLC, Silgan White Cap Holdings Spain, S.L., Silgan B.V., WestRock MWV, LLC, solely for purposes of certain sections therein, Silgan and, solely for purposes of certain sections therein, WestRock Company (together with all exhibits, schedules and disclosure letter thereto), as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms and provisions of this Agreement.

“WestRock Acquisition Target” shall mean, collectively, (a) WestRock Dispensing Systems Hemer GmbH, a German company, (b) WestRock Dispensing Systems Milano S.r.l., an Italian company, (c) WestRock Dispensing Systems Vicenza S.r.l., an Italian company, (d) WestRock Dispensing Systems R&D Netherlands B.V., a Dutch company, (e) WestRock Dispensing Systems Barcelona S.L., a Spanish company, (f) Mead Packaging International, LLC, an Ohio limited liability company, (g) WestRock Slatersville, LLC, a Rhode Island limited liability company, (h) MWV Industria Plastica Ltda., a Brazilian company, (i) WestRock Dispensing Systems Canada Ltd., a Canadian company, (j) WestRock (Wuxi) Dispensing Systems Ltd., a Chinese company, (k) MeadWestvaco Calmar Hayes Operadora S. de R.L. de C.V., a Mexican company, (l) MeadWestvaco Calmar Operadora S.A. de C.V., a Mexican company, (m) WestRock MWV, S.A. de C.V., a Mexican company, (n) MeadWestvaco Calmar Ltd., a company organized under the laws of England and Wales, (o) Polytop Europe Ltd., a company organized under the laws of England and Wales, (p) WestRock Dispensing Systems, Inc., a Delaware corporation, and (q) Aphrodite Packaging Solutions Private Limited, a private limited company organized under the laws of India.

“Wholly-Owned Domestic Subsidiary” shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person that is a Domestic Subsidiary.

“Wholly-Owned Foreign Subsidiary” shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person that is a Foreign Subsidiary.

“Wholly-Owned Subsidiary” shall mean, as to any Person, (i) any corporation 100% of whose ~~capital stock~~Capital Stock (other than directors’ qualifying shares and/or other nominal amounts of shares required to be held by local nationals under Applicable Law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person ~~has a~~owns 100% ~~equity interest~~of the Capital Stock at such time (other than nominal interests required to be held by local nationals under Applicable Law); provided, however, except in the case of a Canadian Subsidiary, to the extent that Silgan owns directly or indirectly (through one or more Wholly-Owned Subsidiaries) at least 95% of the total outstanding ~~equity interests~~Capital Stock (on a fully diluted basis) of any Foreign Subsidiary and the balance of such ~~equity interests are~~Capital Stock is owned by individuals (or their estates or trusts or companies established by such individuals) (and were owned by such individuals (or their estates or trusts or companies established by such individuals) at the time of (but not in contemplation or anticipation of) the acquisition of such Foreign Subsidiary by Silgan), such Foreign Subsidiary shall be deemed to be a Wholly-Owned

Subsidiary of Silgan for all purposes under this Agreement except for purposes of (A) Section 9.03(ii) and (B) determining Consolidated Net Income.

“Withholding Agent” shall mean the Borrowers and the Administrative Agent.

“Working Capital” shall mean, at any time, Consolidated Current Assets (excluding cash and Cash Equivalents) less Consolidated Current Liabilities at such time.

“Write-Down and Conversion Powers” shall mean (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02 Principles of Construction. (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified.

(b) Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with accounting principles generally accepted in the United States in conformity with those used in the preparation of the financial statements of Silgan and its Subsidiaries as of the fiscal quarter ending March 31, 2018 as in effect from time to time; provided that, it being understood, (i) for purposes of this Agreement (other than Sections 8.01(a), (b), and (c)), unless Silgan has made the election described in clause (i) of Section 12.07(a), “accounting principles generally accepted in the United States” as used in this Section 1.02(b) shall be determined without giving effect to any change thereto occurring after March 31, 2018 as a result of the adoption of any accounting standards relating to Leases (ASC Topic 842) and its related applicable effects, amendments and clarifications, or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease or similar agreement as a capital lease where such lease or similar agreement was not required to be so treated under accounting principles generally accepted in the United States as in effect on March 31, 2018 (any such change being referred to herein as a “Lease Accounting GAAP Change”) and (ii) for purposes of Sections 8.01(a), (b), and (c) of this Agreement, whether or not Silgan has made the election described in clause (i) of Section 12.07(a), “accounting principles generally accepted in the United States” as used in this Section 1.02(b) shall be determined giving effect to any Lease Accounting GAAP Change from and after the date that any such Lease Accounting GAAP Change becomes effective.

(c) Dutch Terms. In this Agreement, where it relates to a Dutch Credit Party, a reference to:

(i) a “necessary action to authorise” where applicable, includes without limitation:

(A) any action required to comply with the Works Councils Act of the Netherlands (Wet op de ondernemingsraden); and

(B) obtaining an unconditional positive advice (advies) from the competent works council(s);

(ii) “security interest” includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and, in general, any right in rem (beperkt recht), created for the purpose of granting security (goederenrechtelijk zekerheidsrecht);

(iii) a “winding-up, administration” or “dissolution” includes a bankruptcy (faillissement) or dissolution (ontbinding);

(iv) a “suspension of payments” includes surseance van betaling;

(v) any “step” or “procedure” taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990);

(vi) a “liquidator” includes a curator;

(vii) an “administrator” includes a bewindvoerder;

(viii) an “attachment” includes a beslag;

(ix) “constitutional documents” ~~means~~shall mean, in relation to a Dutch Credit Party, its deed of incorporation (akte van oprichting) and its articles of association (statuten);

(x) a “moratorium” includes surseance van betaling and granted a moratorium includes surseance verleend; and

(xi) a “receiver” or an “administrative receiver” does not include a curator or bewindvoerder.

(d) References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Credit Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Credit Document; and (b) any definition or reference to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law.

Section 1.03 Limited Condition Acquisitions. In the event that Silgan notifies the Administrative Agent in writing that any proposed Permitted Acquisition is a Limited Condition Acquisition and that Silgan wishes to test the conditions to such Limited Condition Acquisition and the availability of Incremental Term Loan Commitments or Incremental Term Loans that are to be used to finance such Limited Condition Acquisition in accordance with this Section, then, so long as agreed to by the Administrative Agent and the lenders providing such Incremental Term Loan Commitments or Incremental Term Loans, the following provisions shall apply:

(a) any condition to such Limited Condition Acquisition or such Incremental Term Loan Commitments or Incremental Term Loans that requires that no Default or Event of Default shall have occurred and be continuing at the time of such Limited Condition Acquisition or the incurrence of such Incremental Term Loan Commitments or Incremental Term Loans, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Limited Condition

Acquisition and (ii) no Specified Default shall have occurred and be continuing both before and after giving effect to such Limited Condition Acquisition and any Indebtedness incurred in connection therewith (including such Incremental Term Loan Commitments or Incremental Term Loans);

(b) any condition to such Limited Condition Acquisition or such Incremental Term Loan Commitments or Incremental Term Loans that the representations and warranties in this Agreement and the other Credit Documents shall be true and correct at the time of such Limited Condition Acquisition or the incurrence of such Incremental Term Loan Commitments or Incremental Term Loans shall be subject to customary “SunGard” or other customary applicable “certain funds” conditionality provisions (including, without limitation, a condition that the representations and warranties under the relevant agreements relating to such Limited Condition Acquisition as are material to the lenders providing such Incremental Term Loan Commitments or Incremental Term Loans shall be true and correct, but only to the extent that Silgan or its applicable Subsidiary has the right to terminate its obligations under such agreement as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct), so long as all representations and warranties in this Agreement and the other Credit Documents are true and correct at the time of execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Limited Condition Acquisition;

(c) any financial ratio test or condition, may upon the written election of Silgan delivered to the Administrative Agent prior to the execution of the definitive agreement for such Limited Condition Acquisition, be tested either (i) upon the execution of the definitive agreement with respect to such Limited Condition Acquisition or (ii) upon the consummation of the Limited Condition Acquisition and related incurrence and/or assumption of Indebtedness, in each case, after giving effect to the relevant Limited Condition Acquisition and related incurrence and/or assumption of Indebtedness, on a Pro Forma Basis; provided that the failure to deliver a notice under this Section 1.03(c) prior to the date of execution of the definitive agreement for such Limited Condition Acquisition shall be deemed an election to test the applicable financial ratio under subclause (ii) of this Section 1.03(c); and

(d) if Silgan has made an election with respect to any Limited Condition Acquisition to test a financial ratio test or condition at the time specified in clause (c)(i) of this Section, then in connection with any subsequent calculation of any ratio or basket on or following the relevant date of execution of the definitive agreement with respect to such Limited Condition Acquisition and prior to the earlier of (i) the date on which such Limited Condition Acquisition is consummated or (ii) the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be required to be satisfied (x) on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the related incurrence and/or assumption of Indebtedness) have been consummated and (y) assuming such Limited Condition Acquisition and other transactions in connection therewith (including the related incurrence and/or assumption of Indebtedness) have not been consummated.

The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested. Notwithstanding anything to the contrary herein, in no event shall there be more than four Limited Condition Acquisitions at any time outstanding.

Section 1.04 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Spread Adjusted Term SOFR, Term SOFR, any Daily Simple RFR, the Eurocurrency Rate, the Adjusted Eurocurrency Rate, ~~CDOR~~Term CORRA Reference Rate, Adjusted Term CORRA, Term CORRA or any component definition thereof or rates referenced in the definition thereof or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.10(h), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Spread Adjusted Term SOFR, Term SOFR, any Daily Simple RFR, the Eurocurrency Rate, the Adjusted Eurocurrency Rate, ~~CDOR~~Term CORRA Reference Rate, Adjusted Term CORRA, Term CORRA, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.05 Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its ~~equity interests~~Capital Stock at such time.

Section  1.06 Exchange Rates; Currency Equivalents; Daily Simple RFR Loans.

(a) The Administrative Agent shall determine the Dollar Equivalent amount of each Credit Event denominated in Alternate Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amount until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrowers hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Currency (other than Dollars) for purposes of the Credit Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent. Upon the request of Silgan, Administrative Agent shall promptly provide Silgan with the Dollar Equivalent amount for each outstanding Alternate Currency Loan and each Primary Alternate Currency Letter of Credit.

(b) Wherever in this Agreement in connection with a borrowing, conversion, continuation or prepayment of Revolving Loans or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such borrowing, Loan or Letter of Credit is denominated in an Alternate Currency, such amount shall be the relevant Alternate Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternate Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent.

(c) Notwithstanding the foregoing provisions of this Section 1.06 or any other provision of this Agreement, each Issuing Lender may compute the Dollar Equivalent of the maximum amount of each applicable Letter of Credit issued by such Issuing Lender by reference to exchange rates determined using any reasonable method customarily employed by such Issuing Lender for such purpose.

(d) Notwithstanding the foregoing provisions of this Section 1.06 or any other provision of this Agreement, in connection with Daily Simple RFR Loans in an Alternate Currency, the Spot Rate on each date of borrowing shall be the Spot Rate in effect as of the Revaluation Date applicable to the first borrowing of any such Daily Simple RFR Loans in such Alternate Currency (or, if applicable, any later Revaluation Date pursuant to clause (a)(iii) of the definition of “Revaluation Date”).

ARTICLE II

AMOUNT AND TERMS OF CREDIT

Section 2.01 Commitments. (a) US A-1 Term Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a US A-1 Term Loan Commitment severally agrees to make, on the ~~Third~~Fifth Amendment Effective Date, a term loan (each, a “US A-1 Term Loan” and, collectively, the “US A-1 Term Loans”) to Silgan, which US A-1 Term Loans:

(i) shall be denominated in Dollars;

(ii) shall, at the option of Silgan, be either Base Rate Loans or RFR Loans (other than Term CORRA Loans), provided that all US A-1 Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type; and

(iii) shall not exceed for any such Lender, in initial aggregate principal amount, that amount which equals the US A-1 Term Loan Commitment of such Lender on the ~~Third~~Fifth Amendment Effective Date (before giving effect to the termination thereof on such date pursuant to Section 4.03(a)).

Once repaid, US A-1 Term Loans incurred hereunder may not be reborrowed.

(b) US A-2 Term Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a US A-2 Term Loan Commitment severally agrees to make, on the ~~Third~~Fifth Amendment Effective Date, a term loan (each, a “US A-2 Term Loan” and, collectively, the “US A-2 Term Loans”) to Silgan, which US A-2 Term Loans:

(i) shall be denominated in Dollars;

(ii) shall, at the option of Silgan, be either Base Rate Loans or RFR Loans (other than Term CORRA Loans), provided that all US A-2 Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type; and

(iii) shall not exceed for any such Lender, in initial aggregate principal amount, that amount which equals the US A-2 Term Loan Commitment of such Lender on the ~~Third~~ Fifth Amendment Effective Date (before giving effect to the termination thereof on such date pursuant to Section 4.03(a)).

Once repaid, US A-2 Term Loans incurred hereunder may not be reborrowed.

(c) Euro A-3 Term Loans. Subject to and upon the terms and conditions set forth herein, each Lender with a Euro A-3 Term Loan Commitment severally agrees to make, on the Fifth Amendment

Effective Date, a term loan (each, a “Euro A-3 Term Loan” and, collectively, the “Euro A-3 Term Loans”) to Silgan, which Euro A-3 Term Loans:

(i) ~~(c) [Reserved].~~ shall be denominated in Euros;

(ii) shall be Eurocurrency Rate Loans; and

(iii) shall not exceed for any such Lender, in initial aggregate principal amount, that amount which equals the Euro A-3 Term Loan Commitment of such Lender on the applicable Fifth Amendment Effective Date (before giving effect to the termination thereof on such date pursuant to Section 4.03(a)).

Once repaid, Euro A-3 Term Loans incurred hereunder may not be reborrowed.

(d) Incremental Term Loans. Subject to and upon the terms and conditions set forth in Section 2.14 and the other provisions set forth herein, each Lender with an Incremental Term Loan Commitment for a given Tranche of Incremental Term Loans severally agrees, at any time and from time to time on and after the date that such Incremental Term Loan Commitment is obtained pursuant to Section 2.14 and prior to the Incremental Commitment Termination Date for such Tranche of Incremental Term Loans, to make a term loan or term loans (each an “Incremental Term Loan” and, collectively, the “Incremental Term Loans”) to the Incremental Term Loan Borrower for such Tranche, which Incremental Term Loans:

(i) shall be incurred on the applicable Incremental Term Loan Borrowing Date for such Tranche of Incremental Term Loans;

(ii) shall be denominated in the Applicable Currency for such Tranche of Incremental Term Loans;

(iii) shall, if Dollar Loans, at the option of the applicable Incremental Term Loan Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or RFR Loans (other than Term CORRA Loans), provided that all Incremental Term Loans that are Dollar Loans comprising the same Borrowing under such Tranche shall, unless otherwise specifically provided herein, be of the same Type;

(iv) shall, if Canadian Dollar Loans, at the option of the applicable Incremental Term Loan Borrower, be incurred and maintained as, and/or converted into, ~~CDOR Rate~~Term CORRA Loans or Canadian Prime Rate Loans, provided that all Incremental Term Loans that are Canadian Dollar Loans comprising the same Borrowing under such Tranche shall, unless otherwise specifically provided herein, be of the same Type;

(v) shall, if an Alternate Currency Incremental Term Loan denominated in a Primary Alternate Currency (other than Canadian Dollars), be incurred and maintained in one or more Borrowings of (A) in the case of Borrowings denominated in a Primary Alternate Currency (other than Pounds Sterling), Eurocurrency Rate Loans denominated in such Primary Alternate Currency under such Tranche, or (B) in the case of Borrowings denominated in Pounds Sterling, SONIA RFR Loans denominated in Pounds Sterling; and

(vi) shall not exceed for any such Incremental Term Loan Lender at the time of any incurrence thereof, that aggregate principal amount which equals the Incremental Term Loan

Commitment of such Incremental Term Loan Lender for such Tranche at such time (before giving effect to any reduction thereof at such time pursuant to Section 4.03(b)).

Once repaid, Incremental Term Loans incurred hereunder may not be reborrowed.

(e) Revolving Loans. Subject to and upon the terms and conditions set forth herein, each Revolving Lender severally agrees, at any time and from time to time on and after the Original Effective Date and prior to the Revolving Loan Maturity Date, to make a revolving loan or revolving loans (each a “Revolving Loan” and, collectively, the “Revolving Loans”) to each Revolving Borrower, which Revolving Loans:

(i) shall be denominated in Dollars or in a Primary Alternate Currency, in each case, as elected by the respective Revolving Borrower;

(ii) shall, if Dollar Revolving Loans, at the option of the respective Revolving Borrower, be either Base Rate Loans or RFR Loans (other than Term CORRA Loans), provided that all Dollar Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type;

(iii) shall, if Primary Alternate Currency Revolving Loans, be a Eurocurrency Rate Loan, Canadian Prime Rate Loan~~,~~ or RFR Loan~~or CDOR Rate Loan~~, as applicable, denominated in the applicable Primary Alternate Currency, provided that all Primary Alternate Currency Revolving Loans made as part of the same Borrowing shall be of the same Type;

(iv) may be repaid and reborrowed in accordance with the provisions hereof;

(v) shall not be made (and shall not be required to be made) by any Revolving Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to simultaneously repay any Unpaid Drawings, Revolving Loans and/or Swingline Loans theretofore outstanding) would cause the Individual RL Exposure of such Revolving Lender to exceed the Revolving Loan Commitment of such Revolving Lender at such time;

(vi) shall not be made (and shall not be required to be made) by any Revolving Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to simultaneously repay any Unpaid Drawings, Revolving Loans and/or Swingline Loans theretofore outstanding) would cause the Aggregate RL Exposure to exceed the Total Revolving Loan Commitment at such time;

(vii) in the case of Primary Alternate Currency Revolving Loans, shall not be made (and shall not be required to be made) by any Revolving Lender in any instance where the incurrence thereof would cause the aggregate principal amount (using the Dollar Equivalent thereof) of all Primary Alternate Currency Revolving Loans then outstanding to exceed the Primary Alternate Currency Revolving Loan Sublimit; and

(viii) in the case of Dutch Borrower Revolving Loans, shall not be made (and shall not be required to be made) by any Revolving Lender in any instance where the incurrence thereof would cause the aggregate principal amount (using the Euro Equivalent thereof) of all Dutch Borrower Revolving Loans then outstanding to exceed the Dutch Borrower Revolving Loan Sublimit.

(f) [Reserved].

(g) Swingline Loans. Subject to and upon the terms and conditions set forth herein, the Swingline Lender in its individual capacity agrees to make, at any time and from time to time on and after the Original Effective Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each a “Swingline Loan” and, collectively, the “Swingline Loans”) to each Revolving Borrower, which Swingline Loans:

(i) shall be denominated in Dollars or Euros, in each case, as elected by the respective Revolving Borrower;

(ii) shall be made and maintained as Base Rate Loans or, in the case of Euro Denominated Swingline Loans, Eurocurrency Rate Loans;

(iii) may be repaid and reborrowed in accordance with the provisions hereof;

(iv) shall not exceed in aggregate principal amount at any time outstanding (for this purpose, using the Dollar Equivalent of all Euro Denominated Swingline Loans) in respect of all Revolving Borrowers, when added to the sum of (I) the aggregate principal amount of all Revolving Loans then outstanding (for this purpose, using the Dollar Equivalent of each Primary Alternate Currency Revolving Loan then outstanding and exclusive of Revolving Loans and Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, such Swingline Loans) and (II) the aggregate amount of all Letter of Credit Obligations (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, such Swingline Loans) at such time, an amount equal to the Total Revolving Loan Commitment at such time;

(v) shall not exceed in aggregate principal amount at any time outstanding (for this purpose, using the Dollar Equivalent of all Euro Denominated Swingline Loans) in respect of all Revolving Borrowers, the Maximum Swingline Amount.

Notwithstanding anything to the contrary contained in this Section 2.01(g), the Swingline Lender will not make a Swingline Loan after it has received written notice from any Borrower, the Administrative Agent or the Required Lenders stating that a Default or an Event of Default exists until such time as the Swingline Lender shall have received written notice of (x) rescission of all such notices from the party or parties originally delivering such notice or notices or (y) the cure or waiver of such Default or Event of Default in accordance with the requirements of this Agreement.

(h) Refunding of Swingline Loans. On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Revolving Lenders that the Swingline Lender’s outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans denominated in Dollars or Euros, as applicable (provided that (x) such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Article X and (y) if a Sharing Event shall have occurred, all such Swingline Loans shall be denominated in Dollars in accordance with the provisions of Section 2.16, and refunded through a Mandatory Borrowing denominated in Dollars as provided below), in which case one or more Borrowings of Revolving Loans denominated in the respective Applicable Currency (subject to the provisions of the parenthetical in preceding clause (y)) (each such Borrowing, a “Mandatory Borrowing”) shall be made on the immediately succeeding Business Day (or, with respect to Revolving Loans denominated in Euros, on the second succeeding Business Day) from all Revolving Lenders (without giving effect to any termination of the Total Revolving Loan Commitment pursuant to the last paragraph of Article X) pro rata based on each such Revolving Lender’s RL Percentage (determined before giving effect to any termination of the Total Revolving Loan Commitment pursuant to the last paragraph of Article X), and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Revolving Lender hereby irrevocably agrees to make Revolving Loans upon one (1) Business Day’s notice (or, with respect to Mandatory Borrowings denominated in Euros, upon two (2) Business Days’ notice) pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Article VI are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding of the type referred to in Section 10.05 with respect to any of the Revolving Borrowers), then each Revolving Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Revolving Borrowers on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such Revolving Lenders to share in such Swingline Loans ratably based upon their respective RL Percentages (determined before giving effect to any termination of the Total Revolving Loan Commitment pursuant to the last paragraph of Article X); provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Revolving Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days (or, in the case of Euro Denominated Swingline Loans, the Administrative Agent’s customary rate for interbank advances in Euros) and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans or Eurocurrency Rate Loans, as applicable, hereunder for each day thereafter. Notwithstanding anything to the contrary contained above in this Section 2.01(h), upon the occurrence of a Sharing Event, all outstanding Swingline Loans shall, as provided in Section 2.16, be automatically converted into Dollar Denominated Swingline Loans and, to the extent the respective Mandatory Borrowing has not already occurred in respect of such Swingline Loans, a Mandatory Borrowing shall be effected with respect thereto in accordance with the provisions of this Section 2.01(h).

(i) Adjustment of Participations in Swingline Loans. If the Initial Revolving Loan Maturity Date shall have occurred at a time when Extended Revolving Loan Commitments are in effect, then on the Initial Revolving Loan Maturity Date all then outstanding Swingline Loans shall be repaid in full on such date (and there shall be no adjustment to the participations in such Swingline Loans as a result of the occurrence of the Initial Revolving Loan Maturity Date); provided that, if on the occurrence of the Initial Revolving Loan Maturity Date (after giving effect to any repayments of Revolving Loans, there shall exist sufficient unutilized Extended Revolving Loan Commitments so that the respective outstanding Swingline Loans could be incurred pursuant to Extended Revolving Loan Commitments, which will remain in effect after the occurrence of the Initial Revolving Loan Maturity Date, then there shall be an automatic adjustment on such date of the participations in such Swingline Loans and same shall be deemed to have been incurred solely pursuant to the Extended Revolving Loan Commitments and such Swingline Loans shall not be so required to be repaid in full on the Initial Revolving Loan Maturity Date.

Section 2.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans under a respective Tranche shall not be less than the Minimum Borrowing Amount for such Tranche of Loans. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than thirty Borrowings of Eurocurrency Rate Loans, Term SOFR Loans and ~~CDOR Rate~~Term CORRA Loans in the aggregate.

Section 2.03 Notice of Borrowing.

(a) Term Loans and Revolving Loans. Whenever (i) a Borrower desires to incur Dollar Loans hereunder (excluding (I) Swingline Loans and (II) Revolving Loans incurred pursuant to a Mandatory Borrowing), such Borrower shall give the Administrative Agent at the applicable Notice Office (A) at least one (1) Business Day’s prior notice of each Base Rate Loan, and (B) in the case of a Dollar Loan constituting an RFR Loan, at least three (3) RFR Business Days before such RFR Loan; (ii) ~~[reserved]~~Silgan desires to incur Euro A-3 Term Loans hereunder, Silgan shall give the Administrative Agent at the applicable Notice Office at least three (3) Eurocurrency Banking Days before such Eurocurrency Rate Loan, of each such Euro A-3 Term Loan to be incurred hereunder, (iii) an Incremental Term Loan Borrower desires to incur Alternate Currency Incremental Term Loans hereunder, such Incremental Term Loan Borrower shall give the Administrative Agent at the applicable Notice Office (A) in the case of an Alternate Currency Incremental Term Loans constituting an RFR Loan denominated in any Alternate Currency, at least three (3) RFR Business Days before such RFR Loan, and (B) in the case of an Alternate Currency Incremental Term Loan constituting a Eurocurrency Rate Loan denominated in any Alternate Currency, at least three (3) Eurocurrency Banking Days before such Eurocurrency Rate Loan, of each such Alternate Currency Incremental Term Loan to be incurred hereunder, (iv) a Revolving Borrower desires to incur Primary Alternate Currency Revolving Loans hereunder, such Revolving Borrower shall give the Administrative Agent at the applicable Notice Office (A) in the case of a Primary Alternate Currency Revolving Loan constituting an RFR Loan, at least three (3) RFR Business Days before such RFR Loan, and (B) in the case of a Primary Alternate Currency Revolving Loan constituting a Eurocurrency Rate Loan, at least three (3) Eurocurrency Banking Days before such Eurocurrency Rate Loan, of each such Primary Alternate Currency Revolving Loan to be incurred hereunder, and (v) a Revolving Borrower desires to incur Revolving Loans denominated in Canadian Dollars hereunder, such Revolving Borrower shall give the Administrative Agent at the applicable Notice Office at least three (3) RFR Business Days’ prior notice of each Canadian Prime Rate Loan, and at least three (3) Business Days’ prior notice of each ~~CDOR Rate~~Term CORRA Loan, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. (Local Time) on such day. Each such notice (each, a “Notice of Borrowing”), except as otherwise expressly provided in Section 2.10, shall be irrevocable and shall be given by the respective Borrower in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A-1, appropriately completed to specify (i) the name of such Borrower, (ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing (stated in Dollars or, in the case of Alternate Currency Loans, in the relevant Alternate Currency), (iii) the date of such Borrowing (which shall be a Business Day), (iv) in the case of Incremental Term Loans and Revolving Loans, the Applicable Currency, (v) whether the Loans being made pursuant to such Borrowing shall constitute US A-1 Term Loans, US A-2 Term Loans, Euro A-3 Term Loans, Incremental Term Loans or Revolving Loans, (vi) (x) in the case of Dollar Loans, whether such Dollar Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, whether such Dollar Loan is to be an RFR Loan, and (y) in the case of Incremental Term Loans denominated in Canadian Dollars under a given Tranche, whether such Incremental Term Loans being made pursuant to such Borrowing are to be initially maintained as Canadian Prime Rate Loans or, to the extent permitted hereunder, ~~CDOR Rate~~Term CORRA Loans, (vii) in the case of all Eurocurrency Rate Loans, Term SOFR Loans and ~~CDOR Rate~~Term CORRA Loans, the initial Interest Period to be applicable thereto, and (viii) in the case of Revolving Loans denominated in Canadian Dollars, whether the respective Borrowing shall consist of

Canadian Prime Rate Loans or, to the extent permitted hereunder, ~~CDOR Rate~~Term CORRA Loans. The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender’s proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing. If the relevant Borrower fails to specify the Currency of a Loan in a Notice of Borrowing, then the applicable Loans shall be made in Dollars. If the relevant Borrower fails to specify a type of Loan denominated in Dollars in a Notice of Borrowing, then the applicable Loans shall be made as Base Rate Loans.

(b) Swingline Loans and Mandatory Borrowings. (i) Whenever a Revolving Borrower desires to incur Swingline Loans hereunder, such Revolving Borrower shall give the Swingline Lender (i) not later than 1:00 P.M. (Local Time) on the date that a Dollar Denominated Swingline Loan is to be incurred hereunder and (ii) not later than 11 A.M. (London time) on the date that a Euro Denominated Swingline Loan is to be incurred hereunder, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be incurred hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day), (B) the aggregate principal amount (stated in the Applicable Currency) of the Swingline Loans to be made pursuant to such Borrowing and (C) whether the respective Swingline Loan shall constitute a Dollar Denominated Swingline Loan or a Euro Denominated Swingline Loan.

(ii) Mandatory Borrowings shall be made upon the notice specified in Section 2.01(h), with each Revolving Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in Section 2.01(h).

(c) Telephonic Notice. Without in any way limiting the obligation of any Borrower to confirm in writing any telephonic notice of any Borrowing of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing, reasonably believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from the president, a vice president, the chief financial officer, managing director, the treasurer or an assistant treasurer of such Borrower (or any other officer, employee or authorized individual of such Borrower designated in writing to the Administrative Agent and the Swingline Lender by the president, a vice president, the chief financial officer, the treasurer or an assistant treasurer of such Borrower as being authorized to give such notices under this Agreement) prior to receipt of written confirmation. In each such case, each Borrower hereby waives the right to dispute the Administrative Agent’s or the Swingline Lender’s record of the terms of such telephonic notice of such Borrowing of Loans.

Section 2.04 Disbursement of Funds. No later than 12:00 Noon (Local Time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 3:00 P.M. (Local Time, in the case of Dollar Denominated Swingline Loans or London time, in the case of Euro Denominated Swingline Loans) on the date specified pursuant to Section 2.03(b)(i) or (y) in the case of Mandatory Borrowings, no later than 12:00 Noon (Local Time) on the date specified in Section 2.01(h)), each Lender with a Commitment of the respective Tranche will make available its pro rata portion of each such Borrowing requested to be made on such date (or, in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof). All such amounts shall be made available in Dollars (or, in the case of Alternate Currency Loans, in the Alternate Currency for the relevant Tranche) and in immediately available funds at the applicable Payment Office, and the Administrative Agent will, except in the case of a Mandatory Borrowing, make available to the relevant Borrower at such Payment Office in Dollars (or, in the case of Alternate Currency Loans, in the Alternate Currency for such Tranche) the aggregate of the amounts so made available by the Lenders; provided that, if, on the date of a Borrowing of Revolving Loans (other than a Mandatory Borrowing), there are

Unpaid Drawings or Swingline Loans then outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such Unpaid Drawings with respect to Letters of Credit, second, to the payment in full of any such Swingline Loans, and third, to the respective Borrower as otherwise provided above. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender’s portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the relevant Borrower and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate (or, in the case of Alternate Currency Loans, the Administrative Agent’s customary rate for interbank advances in the relevant Alternate Currency) for the first three days and at the rate of interest otherwise applicable to such Loans for each day thereafter and (ii) if recovered from such Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 2.08. Nothing in this Section 2.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrowers may have against any Lender as a result of any failure by such Lender to make Loans hereunder. Each Lender may, at its option, make any Loan available to any Foreign Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that (x) any exercise of such option shall not affect the obligation of such Foreign Borrower to repay such Loan in accordance with the terms of this Agreement and (y) such foreign or domestic branch or Affiliate shall not be entitled to any benefits under Sections 2.10, 2.11, 2.12, 2.13 and 5.04 in excess of the amount of benefits such Lender would be entitled to under this Agreement.

Section 2.05 Notes. (a) Generally. Each Borrower’s obligation to pay the principal of, and interest on, all the Loans made by each Lender to such Borrower shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 12.16 and, subject to the provisions of Section 2.05(k), also be evidenced (i) if US A-1 Term Loans, by a promissory note duly executed and delivered by Silgan substantially in the form of Exhibit B-1 (each a “US A-1 Term Note” and, collectively, the “US A-1 Term Notes”), (ii) if US A-2 Term Loans, by a promissory note duly executed and delivered by Silgan substantially in the form of Exhibit B-2 (each a “US A-2 Term Note” and, collectively, the “US A-2 Term Notes”), (iii) if Euro A-3 Term Loans, by a promissory note duly executed and delivered by Silgan substantially in the form of Exhibit B-3 (each a “Euro A-3 Term Note” and, collectively, the “Euro A-3 Term Notes”), (iv) if Incremental Term Loans, by a promissory note duly executed and delivered by the respective Incremental Term Loan Borrower substantially in the form of Exhibit B-4 (each an “Incremental Term Note” and, collectively, the “Incremental Term Notes”), (~~iv~~v ) if Revolving Loans, by promissory notes duly executed and delivered by each Revolving Borrower substantially in the form of Exhibit B-5 (each a “Revolving Note “ and, collectively, the “Revolving Notes”), (~~v~~vi ) [reserved], (~~vi~~vii ) Dutch Borrower Revolving Loans, by promissory notes duly executed and delivered by each Dutch Borrower substantially in the form of Exhibit B~~-7~~-6 (each a “Dutch Revolving Note” and, collectively, the “Dutch Revolving Notes”), in each case with blanks appropriately completed in conformity herewith and (~~vii~~ viii) if Swingline Loans, by promissory notes duly executed and delivered by each Revolving Borrower substantially in the form of Exhibit B~~-8~~-7 (each a “Swingline

Note” and, collectively, the “Swingline Notes”), in each case with blanks appropriately completed in conformity herewith.

(b) US A-1 Term Notes. The US A-1 Term Note issued by Silgan to each Lender with a US A-1 Term Loan Commitment or outstanding US A-1 Term Loans shall (i) be payable to such Lender or its registered assigns and be dated the Original Effective Date (or, if issued after the Original Effective Date, be dated the date of issuance thereof), (ii) be in a stated principal amount (expressed in Dollars) equal to the principal amount of the US A-1 Term Loan Commitment of such Lender on the Original Effective Date (or, if issued after the Original Effective Date, be in a stated principal amount (expressed in Dollars) equal to the outstanding principal amount of US A-1 Term Loans of such Lender at such time) and be payable in the outstanding principal amount of US A-1 Term Loans evidenced thereby, (iii) mature on the Initial Term Loan Maturity Date, (iv) bear interest as provided in the appropriate clause of Section 2.08 in respect of Base Rate Loans and RFR Loans, as the case may be, evidenced thereby, (v) be subject to voluntary prepayment as provided in Section 5.01, and mandatory repayment as provided in Section 5.02, and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

(c) US A-2 Term Notes. The US A-2 Term Note issued by Silgan to each Lender with a US A-2 Term Loan Commitment or outstanding US A-2 Term Loans shall (i) be payable to such Lender or its registered assigns and be dated the Original Effective Date (or, if issued after the Original Effective Date, be dated the date of issuance thereof), (ii) be in a stated principal amount (expressed in Dollars) equal to the principal amount of the US A-2 Term Loan Commitment of such Lender on the Original Effective Date (or, if issued after the Original Effective Date, be in a stated principal amount (expressed in Dollars) equal to the outstanding principal amount of US A-2 Term Loans of such Lender at such time) and be payable in the outstanding principal amount of US A-2 Term Loans evidenced thereby, (iii) mature on the Initial Term Loan Maturity Date, (iv) bear interest as provided in the appropriate clause of Section 2.08 in respect of Base Rate Loans and RFR Loans, as the case may be, evidenced thereby, (v) be subject to voluntary prepayment as provided in Section 5.01, and mandatory repayment as provided in Section 5.02, and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

~~(d) [Reserved].~~

(d) Euro A-3 Term Notes. The Euro A-3 Term Note issued by Silgan to each Lender with a Euro A-3 Term Loan Commitment or outstanding Euro A-3 Term Loans shall (i) be payable to such Lender or its registered assigns and be dated the 2024 Incremental Term Loan Commitment Agreement Effective Date (or, if issued after 2024 Incremental Term Loan Commitment Agreement Effective Date, be dated the date of issuance thereof), (ii) be in a stated principal amount (expressed in Euros) equal to the principal amount of the Euro A-3 Term Loan Commitment of such Lender on 2024 Incremental Term Loan Commitment Agreement Effective Date (or, if issued after 2024 Incremental Term Loan Commitment Agreement Effective Date, be in a stated principal amount (expressed in Euros) equal to the outstanding principal amount of Euro A-3 Term Loans of such Lender at such time) and be payable in the outstanding principal amount of Euro A-3 Term Loans evidenced thereby, (iii) mature on the Initial Term Loan Maturity Date, (iv) bear interest as provided in the appropriate clause of Section 2.08 in respect of Eurocurrency Rate Loans, as the case may be, evidenced thereby, (v) be subject to voluntary prepayment as provided in Section 5.01, and mandatory repayment as provided in Section 5.02, and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

(e) Incremental Term Notes. The Incremental Term Note issued by each Incremental Term Loan Borrower to each Lender with an Incremental Term Loan Commitment or outstanding Incremental Term Loans under a given Tranche shall (i) be payable to such Lender or its registered assigns and be dated the date of issuance thereof, (ii) be in a stated principal amount (expressed in the relevant Applicable Currency) equal to the Incremental Term Loan Commitment of such Lender on the effective date of the respective Incremental Term Loan Commitment Agreement (prior to the incurrence of any Incremental Term Loans pursuant thereto on such date) (or, if issued thereafter, be in a stated principal amount (expressed in the relevant Applicable Currency) equal to the sum of the then remaining amount of the Incremental Term Loan Commitment of such Lender plus the outstanding principal amount of the Incremental Term Loans of such Lender on the date of issuance thereof) and be payable in the relevant Applicable Currency in the outstanding principal amount of the Incremental Term Loans evidenced thereby, (iii) mature on the respective Incremental Term Loan Maturity Date, (iv) bear interest as provided in the appropriate clause of Section 2.08 in respect of Base Rate Loans, Canadian Prime Rate Loans, ~~CDOR Rate Loans,~~ Eurocurrency Rate Loans and RFR Loans, as the case may be, evidenced thereby, (v) be subject to voluntary prepayment as provided in Section 5.01, and mandatory repayment as provided in Section 5.02, and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

(f) Revolving Notes. The Revolving Note issued by each Revolving Borrower to each Revolving Lender shall (i) be payable to such Revolving Lender or its registered assigns and be dated the Original Effective Date (or, if issued after the Original Effective Date, be dated the date of issuance thereof), (ii) be in a stated principal amount (expressed in Dollars) equal to the Revolving Loan Commitment of such Revolving Lender (or, if issued after the termination thereof, be in a stated principal amount (expressed in Dollars) equal to the outstanding Revolving Loans of such Revolving Lender at such time) and be payable in the outstanding principal amount of the Revolving Loans to such Revolving Borrower evidenced thereby; provided that if, because of fluctuations in exchange rates after the Original Effective Date, the Revolving Note of any Revolving Lender would not be at least as great as the outstanding aggregate principal amount (taking the Dollar Equivalent of all Primary Alternate Currency Revolving Loans evidenced thereby) of the Revolving Loans made by such Revolving Lender to such Revolving Borrower at any time outstanding, the respective Revolving Lender may, at any time after the occurrence of any Specified Default or Event of Default, request (and in such case such Revolving Borrower shall promptly execute and deliver) a new Revolving Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Primary Alternate Currency Revolving Loans evidenced thereby) of such Revolving Loans of such Revolving Lender outstanding on the date of the issuance of such new Revolving Note, (iii) mature on the Revolving Loan Maturity Date, (iv) with respect to each Revolving Loan evidenced thereby, be payable in the respective Applicable Currency in which such Revolving Loan was made, provided that the obligations evidenced by each Primary Alternate Currency Revolving Loan evidenced thereby shall be subject to conversion into Dollar Loans as provided in (and in the circumstances contemplated by) Section 2.16, (v) bear interest as provided in the appropriate clause of Section 2.08 in respect of Base Rate Loans, Eurocurrency Rate Loans and RFR Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 5.01, and mandatory repayment as provided in Section 5.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

(g) [Reserved].

(h) Dutch Revolving Notes. The Dutch Revolving Note issued by each Dutch Borrower to each Revolving Lender shall (i) be payable to such Revolving Lender or its registered assigns and be dated the Original Effective Date (or, if issued after the Original Effective Date, be dated the date of issuance thereof), (ii) be in a stated principal amount (expressed in Euros) equal to the Revolving Loan Commitment of such Revolving Lender (or, if issued after the termination thereof, be in a stated principal amount (expressed in Euros) equal to the outstanding Dutch Borrower Revolving Loans of such Revolving Lender at such time) and be payable in the outstanding principal amount of the Dutch Borrower Revolving Loans to such Dutch Borrower evidenced thereby; provided that if, because of fluctuations in exchange rates after the Original Effective Date, the Dutch Revolving Note of any Revolving Lender would not be at least as great as the outstanding aggregate principal amount (taking the

Euro Equivalent of all Primary Alternate Currency Revolving Loans or Dollars evidenced thereby) of the Dutch Borrower Revolving Loans made by such Revolving Lender to such Dutch Borrower at any time outstanding, the respective Revolving Lender may, at any time after the occurrence of any Specified Default or Event of Default, request (and in such case such Dutch Borrower shall promptly execute and deliver) a new Dutch Revolving Note in an amount equal to the aggregate principal amount (taking the Euro Equivalent of all Primary Alternate Currency Revolving Loans or Dollars evidenced thereby) of such Dutch Borrower Revolving Loans of such Revolving Lender outstanding on the date of the issuance of such new Dutch Revolving Note, (iii) mature on the Revolving Loan Maturity Date, (iv) with respect to each Dutch Borrower Revolving Loan evidenced thereby, be payable in the respective Applicable Currency in which such Dutch Borrower Revolving Loan was made, provided that the obligations evidenced by each Primary Alternate Currency Revolving Loan evidenced thereby shall be subject to conversion into Dollar Loans as provided in (and in the circumstances contemplated by) Section 2.16, (v) bear interest as provided in the appropriate clause of Section 2.08 in respect of Base Rate Loans, Eurocurrency Rate Loans and RFR Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 5.01, and mandatory repayment as provided in Section 5.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

(i) Swingline Note. The Swingline Note issued by each Revolving Borrower to the Swingline Lender shall (i) be payable to the Swingline Lender or its registered assigns and be dated the Original Effective Date, (ii) be in a stated principal amount (expressed in Dollars) equal to the Maximum Swingline Amount and be payable in the outstanding principal amount of Swingline Loans to such Revolving Borrower evidenced thereby, provided that if, because of fluctuations in exchange rates after the Original Effective Date, the Swingline Note would not be at least as great as the outstanding aggregate principal amount (taking the Dollar Equivalent of all Euro Denominated Swingline Loans evidenced thereby) of the Swingline Loans made by the Swingline Lender to such Revolving Borrower at any time outstanding, the Swingline Lender may, at any time after the occurrence of any Specified Default or Event of Default, request (and in such case such Revolving Borrower shall promptly execute and deliver) a new Swingline Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Primary Alternate Currency Revolving Loans evidenced thereby) of such Swingline Loans of the Swingline Lender outstanding on the date of the issuance of such new Swingline Note, (iii) mature on the Swingline Expiry Date, (iv) with respect to each Swingline Loan evidenced thereby, be payable in the respective Applicable Currency in which such Swingline Loan was made; provided that the obligations evidenced by each Euro Denominated Swingline Loan evidenced thereby shall be subject to conversion into Dollar Loans as provided in (and in the circumstances contemplated by) Section 2.16, (v) bear interest as provided in the appropriate clause of Section 2.08 in the case of the Base Rate Loans and Eurocurrency Rate Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 5.01, and mandatory repayment as provided in Section 5.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

(j) Lender Records. Except as otherwise provided in Section 2.05(k), each Lender will note on its internal records the amount of each Loan made by it and each payment and conversion in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the respective Borrower’s obligations in respect of such Loans.

(k) Note Requests. Notwithstanding anything to the contrary contained above in this Section 2.05 or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request, obtain, maintain or produce a Note evidencing its Loans to any Borrower shall affect or in any manner impair the obligations of any Borrower to pay the Loans (and all related Obligations) incurred by it which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (i). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the respective Borrower shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

Section 2.06 Conversions. Each Borrower shall have the option to convert, on any Business Day occurring on or after the Original Effective Date, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Dollar Loans or Canadian Dollar Loans, as the case may be, made to such Borrower pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Dollar Loans or Types of Canadian Dollar Loans, as the case may be, into a Borrowing (of the same Tranche) of another Type of Dollar Loan or Canadian Dollar Loan, as the case may be, provided that (a) except as otherwise provided in Sections 2.10(a) and 2.10(c), (i) in the case of a Term SOFR Loan, upon the expiration of any Interest Period, all or any part of any such outstanding Term SOFR Loans may be converted into Base Rate Loans (other than Swingline Loans), (ii) in the case of a Daily Simple RFR Loan denominated in Dollars, upon the occurrence of the Interest Payment Date therefor, all or any part of any such outstanding Daily Simple RFR Loans may be converted into Base Rate Loans, and (iii) ~~CDOR Rate~~Term CORRA Loans may be converted into Canadian Prime Rate Loans, in each case, only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of ~~CDOR Rate~~Term CORRA Loans shall reduce the outstanding principal amount of such ~~CDOR Rate~~Term CORRA Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (b) unless the Required Lenders otherwise agree, (i) Base Rate Loans may only be converted into one or more RFR Loans (other than Term CORRA Loans) and (ii) Canadian Prime Rate Loans may only be converted into ~~CDOR Rate~~Term CORRA Loans, in each case, if no Specified Default or Event of Default is in existence on the date of the conversion, (c) no conversion pursuant to this Section 2.06 shall result in a greater number of Borrowings of Eurocurrency Rate Loans, Term SOFR Loans and ~~CDOR Rate~~Term CORRA Loans than is permitted under Section 2.02 and (d) Swingline Loans may not be converted pursuant to this Section 2.06.

Each conversion pursuant to this Section 2.06 shall be effected by the respective Borrower by giving the Administrative Agent at the applicable Notice Office prior to 1:00 P.M. (Local Time) at least (~~x~~w) in the case of ~~conversions into CDOR Rate Loans or~~ Canadian Dollar Loans that are to be converted into Canadian Prime Rate Loans, three (3) Business Days’ prior notice, (x) in the case of Canadian Dollar Loans that are to be converted into Term CORRA Loans, three (3) RFR Business Days’ prior notice, (y) in the case of conversions into Base Rate Loans (in the case of Dollar Loans), one (1) Business Day’s prior notice and (z) in the case of a Dollar Loan that is to be an RFR Loan (other than a Term CORRA Loan), at least three (3) RFR Business Days before the day on which a proposed conversion of such Dollar Loan is to be effective (each, a “Notice of Conversion/Continuation”) in the form of Exhibit A-2, appropriately completed to specify, in each case (A) the Dollar Loans or Canadian Dollar Loans to be so converted, the Borrowing(s) pursuant to which such Dollar Loans or Canadian Dollar Loans were made and, if to be converted into RFR Loans~~(in the case of Dollar Loans) or CDOR Rate Loans (in the case of Canadian Dollar Loans)~~, the Interest Period to be applicable to such converted RFR Loans ~~or CDOR Rate Loans~~.

The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Dollar Loans and/or Canadian Dollar Loans. For the avoidance of doubt, it is understood that any conversion of one Type of Canadian Dollar Loan into another Type of Canadian Dollar Loan shall not constitute a repayment of any Canadian Dollar Loan being so converted.

Section 2.07 Pro Rata Borrowings. All Borrowings of US A-1 Term Loans, US A-2 Term Loans, Euro A-3 Term Loans, Incremental Term Loans under a given Tranche and Revolving Loans shall be incurred from the Lenders pro rata on the basis of their respective Commitments for such Tranche of Loans; provided that (x) all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the Revolving Lenders pro rata on the basis of their respective RL Percentages and (y) all Borrowings of Swingline Loans shall be incurred from the Swingline Lender. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender or Lenders to make its or their Loans hereunder.

Section 2.08 Interest. (a) Base Rate Loans and Canadian Prime Rate Loans. Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan and Canadian Prime Rate Loan (including with respect to any (x) RFR Loan (other than a Term CORRA Loan) converted into a Base Rate Loan pursuant to Section 2.16 or (y) ~~CDOR Rate~~Term CORRA Loan converted into a Canadian Prime Rate Loan pursuant to Section 2.16) made to such Borrower hereunder from the date of Borrowing thereof (or, in the circumstances described in the immediately preceding parenthetical, from the date of conversion of the respective RFR Loan (other than a Term CORRA Loan) into a Base Rate Loan or the respective ~~CDOR Rate~~Term CORRA Loan into a Canadian Prime Rate Loan, as the case may be) until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to an RFR Loan (other than a Term CORRA Loan), or such Canadian Prime Rate Loan to a ~~CDOR Rate~~Term CORRA Loan, as the case may be, pursuant to Section 2.06, at a rate per annum which shall be equal to (x) in the case of Dollar Loans, the sum of the Applicable Margin plus the Base Rate and (y) in the case of Canadian Prime Rate Loans, the sum of the Applicable Margin plus the Canadian Prime Rate, in each case, as in effect from time to time.

(b) Eurocurrency Rate Loans~~,~~ and RFR ~~Loans and CDOR Rate~~Loans. Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurocurrency Rate Loan (other than a Euro Denominated Swingline Loan)~~,~~ and RFR~~Loan and CDOR Rate~~ Loan made to such Borrower from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) (A) in the case of Dollar Loans, the conversion of such RFR Loan (other than Term CORRA Loans) to a Base Rate Loan pursuant to Section 2.06, 2.09 or 2.10 as applicable, (B) in the case of ~~CDOR Rate~~Term CORRA Loans, the conversion of such ~~CDOR Rate~~Term CORRA Loan to a Canadian Prime Rate Loan pursuant to Section 2.06, 2.09 or 2.10, as applicable, and/or (C) in the case of an Alternate Currency Loan, the conversion of such Alternate Currency Loan to a Base Rate Loan pursuant to Section 2.16, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin as in effect from time to time during such Interest Period plus, in the case of Eurocurrency Rate Loans, the applicable Eurocurrency Rate for such Interest Period, in the case of RFR Loans (other than Term CORRA Loans), Spread Adjusted SOFR or Spread Adjusted Term SOFR, as applicable, for such Interest Period, and in the case of ~~CDOR Rate Loans, the applicable CDOR Rate for~~Term CORRA Loans, Adjusted Term CORRA such Interest Period. Each Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Euro Denominated Swingline Loan made to it from the date of Borrowing thereof until the maturity thereof (whether by acceleration, prepayment or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin as in effect from time to time plus the Daily EURIBOR Rate in effect from time to time during the period such Euro Denominated Swingline Loan is outstanding.

(c) Default Rate. Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder or under any other Credit Document shall, in each case, bear interest at a rate per annum (i) in the case of overdue principal of, and interest or other overdue amounts owing with respect to, Alternate Currency Loans (other than Canadian Dollar Loans) under a given Tranche which are Eurocurrency Rate Loans and Term SOFR Loans, equal to 2% in excess of the rate otherwise applicable to such Tranche of Alternate Currency Loans from time to time, (ii) in the case of overdue principal of, and interest on, Daily Simple RFR Loans, such Loans shall automatically be converted to a Base Rate Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Alternate Currency, if applicable) immediately and shall, as of such conversion, bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (iii) in the case of overdue principal of, and interest on, Dollar Loans, equal to the greater of (x) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans maintained pursuant to the respective Tranche from time to time and (y) the rate which is 2% in excess of the rate then borne by such Dollar Loans, (iv) in the case of overdue principal of, and interest on, Canadian Dollar Loans, equal to the greater of (x) the rate which is 2% in excess of the rate otherwise applicable to Canadian Prime Rate Loans from time to time and (y) the rate which is 2% in excess of the rate then borne by such Canadian Dollar Loans, as the case may be, (v) in the case of overdue principal of, and interest or other amounts owing with respect to, Euro Denominated Swingline Loans, equal to 2% per annum in excess of the Applicable Margin as in effect from time to time plus the Daily EURIBOR Rate as in effect from time to time, and (vi) in the case of all other overdue amounts payable under this Agreement or under any other Credit Document, equal to the rate which is 2% in excess of the rate applicable to Revolving Loans maintained as Base Rate Loans from time to time. Interest that accrues under this Section 2.08(c) shall be payable on demand. Interest shall continue to accrue on the Obligations after the filing by or against the Borrowers of any petition seeking any relief in bankruptcy or under the Bankruptcy Code or under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction.

(d) Payment. Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, Daily Simple RFR Loan and Canadian Prime Rate Loan, (x) quarterly in arrears on each Quarterly Payment Date, (y) on the date of any repayment or prepayment in full of all outstanding Loans of the applicable Tranche (which, in the case of Revolving Loans, is accompanied by a termination of the Total Revolving Loan Commitment), and (z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand, (ii) in respect of each Eurocurrency Rate Loan (other than a Euro Denominated Swingline Loan), Term SOFR Loan and each ~~CDOR Rate~~Term CORRA Loan, (x) on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, and (y) on the date of any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand, and (iii) in respect of each Euro Denominated Swingline Loan, on the date of any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

(e) Interest Determination Date. Upon each Interest Determination Date, the Administrative Agent shall determine the interest rate for the Eurocurrency Rate Loans and RFR Loans for which such determination is being made and shall promptly notify the respective Borrower and the respective Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

(f) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrowers any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

Section 2.09 Interest Periods. At the time the relevant Borrower gives (A) any Notice of Borrowing pursuant to Section 2.03(a) with respect to a Borrowing of Eurocurrency Rate Loans (other than a Euro Denominated Swingline Loan)~~,~~ or RFR Loans ~~or CDOR Rate Loans~~(in the case of the initial Interest Period applicable thereto), (B) any Notice of Conversion/Continuation pursuant to Section 2.06 with respect to the conversion of a Borrowing of Eurocurrency Rate Loans (other than a Euro Denominated Swingline Loan)~~,~~ or RFR ~~Loans or CDOR Rate~~ Loans, or (C) any Notice of Conversion/Continuation pursuant to this Section 2.09 in respect of the continuation of a Borrowing of, (1) Eurocurrency Rate Loans (other than a Euro Denominated Swingline Loan), Term SOFR Loans or (i) in the case of a Dollar Loan that is to be an RFR Loan, at least three (3) RFR Business Days before the day on which a proposed continuation of such Dollar Loan is to be effective, (ii) [reserved], (iii) in the case of an Alternate Currency Loan that is to be an RFR Loan, at least three (3) RFR Business Days before the day on which a proposed continuation of such Loan is to be effective, and (iv) in the case of an Alternate Currency Loan that is to be a Eurocurrency Rate Loan, at least three (3) Eurocurrency Banking Days or (2) ~~CDOR Rate~~Term CORRA Loans, prior to 1:00 P.M. (Local Time) ~~on the third Business Day prior to the expiration of an Interest Period applicable to such Borrowing of CDOR Rate Loans~~at least three (3) RFR Business Days before the day on which a proposed continuation of such Term CORRA Loan is to be effective, the applicable Borrower may (I) in the case of a Term SOFR Loan, upon the expiration of any Interest Period, continue any such Term SOFR Loans as Term SOFR Loans, (II) in the case of a Daily Simple RFR Loan denominated in Dollars, upon the occurrence of the Interest Payment Date therefor, continue any such Daily Simple RFR Loans as Daily Simple RFR Loans, (III) in the case of a Eurocurrency Rate Loan (other than a Euro Denominated Swingline Loan), upon the expiration of any Interest Period, continue any such Eurocurrency Rate Loans as Eurocurrency Rate Loans and (IV) in the case of a Daily Simple RFR Loan denominated in any Alternate Currency, upon the occurrence of the Interest Payment Date therefor, continue any such Daily Simple RFR Loans as Daily Simple RFR Loans, and such Borrower shall have the right to elect, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation and subject to availability, the period commencing on the date such Loan is disbursed or converted to or, with respect to any Eurocurrency Rate Loan (other than a Euro Denominated Swingline Loan), Term SOFR Loan or ~~CDOR Rate~~Term CORRA Loan, continued as a Eurocurrency Rate Loan (other than a Euro Denominated Swingline Loan), Term SOFR Loan, or ~~CDOR Rate~~Term CORRA Loan, as applicable, and which is (x) in the case of Term SOFR Loans, at the option of such Borrower, a one, three, or six month period, or a one week or two week period, determined based on one-month Term SOFR, (y) in the case of Alternate Currency Loans (other than ~~CDOR Rate~~ Term CORRA Loans and Euro Denominated Swingline Loans) under a given Tranche, at the option of such Borrower, a one, three, or six month period, or, to the extent approved by the Administrative Agent and otherwise available to all Lenders with obligations in respect of such Tranche, a one week or two week period, and (z) in the case of ~~CDOR Rate~~Term CORRA Loans, at the option of the respective Borrower, a one or three month period (each, an “Interest Period”) applicable to such Borrowing; provided that (in each case):

(i) all Eurocurrency Rate Loans, Term SOFR Loans and ~~CDOR Rate~~Term CORRA Loans comprising a Borrowing shall at all times have the same Interest Period;

(ii) (A) the initial Interest Period for any Eurocurrency Rate Loan, Term SOFR Loan or ~~CDOR Rate~~Term CORRA Loan shall commence on the date of Borrowing of such Eurocurrency Rate Loan, Term SOFR Loan or ~~CDOR Rate~~Term CORRA Loan (including (x) in the case of Eurocurrency Rate Loans or Term SOFR Loans, the date of any conversion thereto from a Borrowing of Base Rate Loans and (y) in the case of ~~CDOR Rate~~Term CORRA Loans, the date of any conversion thereto from a Borrowing of Canadian Prime Rate Loans) and (B) each Interest Period occurring thereafter in respect of such Eurocurrency Rate Loan or Term SOFR Loan or ~~CDOR Rate~~Term CORRA Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

(iii) if any Interest Period relating to a Eurocurrency Rate Loan, Term SOFR Loan or ~~CDOR Rate~~Term CORRA Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

(iv) if any Interest Period for a Eurocurrency Rate Loan, Term SOFR Loan or ~~CDOR Rate~~Term CORRA Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurocurrency Rate Loan, Term SOFR Loan or ~~CDOR Rate~~Term CORRA Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

(v) unless the Required Lenders otherwise agree, no Interest Period for a Eurocurrency Rate Loan, Term SOFR Loan or ~~CDOR Rate~~ Term CORRA Loan may be selected (nor shall any Borrower have the option to request any Eurocurrency Rate Loan~~,~~ or RFR ~~Loan or CDOR Rate~~ Loan) at any time when a Specified Default or an Event of Default is then in existence;

(vi) unless the Required Lenders otherwise agree, no Interest Period, other than a one month or less period, for any other Alternate Currency Loan may be selected at any time when a Specified Default or an Event of Default is then in existence;

(vii) except for Alternate Currency Incremental Term Loans (other than Alternate Currency Incremental Term Loans denominated in Canadian Dollars), no Interest Period in respect of any Borrowing of any Tranche of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section 5.02(b), 5.02(c), 5.02(d) or 5.02(e), as the case may be, if the aggregate principal amount of such Tranche of Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Tranche of Term Loans then outstanding less the aggregate amount of such required repayment;

(viii) except for Alternate Currency Incremental Term Loans (other than Alternate Currency Incremental Term Loans denominated in Canadian Dollars), no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans; and

(ix) no tenor that has been removed from the definition of “Interest Period” above pursuant to Section 2.10(h)(iv) shall be available for specification in any Notice of Borrowing or Notice of Conversion/Continuation.

Each Notice of Conversion/Continuation provided in respect of a continuation pursuant to this Section 2.09 shall, specify, in each case, (A) the Loans to be continued, and, in the case of any Eurocurrency Rate Loan~~or~~, Term SOFR Loan or Term CORRA Loan to be continued, the last day of the Interest Period therefor, (B) the effective date of such continuation (which shall be a Business Day),

(C) the principal amount and Currency of such Loans to be continued, and (D) in the case of any Eurocurrency Rate Loan ~~or~~, Term SOFR Loan or Term CORRA Loan, the Interest Period to be applicable to such continued Eurocurrency Rate Loan~~or~~, Term SOFR Loan or Term CORRA Loan.

If the relevant Borrower requests a borrowing of Eurocurrency Rate Loans or Term SOFR Loans in any Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. If the relevant Borrower fails to deliver a timely Notice of Conversion/Continuation with respect to a Borrowing of ~~CDOR Rate~~Term CORRA Loans, has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such ~~CDOR Rate~~Term CORRA Loans as provided above, such Borrower shall be deemed to have elected to convert such ~~CDOR Rate~~Term CORRA Loans into Canadian Prime Rate Loans. If the relevant Borrower fails to deliver a timely Notice of Conversion/Continuation with respect to a Daily Simple RFR Loan prior to the Interest Payment Date therefor, then, unless such Daily Simple RFR Loan is repaid as provided herein, and so long as no Specified Default has occurred and is continuing, such Borrower shall be deemed to have selected that such Daily Simple RFR Loan shall automatically continue as a Daily Simple RFR Loan ~~with a one-month Interest Period~~. If the relevant Borrower fails to deliver a timely Notice of Conversion/Continuation with respect to a Eurocurrency Rate Loan or a Term SOFR Loan prior to the end of the Interest Period therefor, then, unless such Eurocurrency Rate Loan or Term SOFR Loan, as applicable, is repaid as provided herein, and so long as no Specified Default has occurred and is continuing, the relevant Borrower shall be deemed to have selected that such Eurocurrency Rate Loan or Term SOFR Loan, as applicable, shall automatically continue as a Eurocurrency Rate Loan or Term SOFR Loan, as applicable, with a one-month Interest Period. If the relevant Borrower requests a conversion to, or continuation of, a Eurocurrency Rate Loan or a Term SOFR Loan, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month, with such new Interest Period to be effective as of the expiration date of such current Interest Period.

Section 2.10 Changed Circumstances; Increased Costs.

(a) Circumstances Affecting Eurocurrency Rate, ~~CDOR Rate~~Term CORRA, Daily Simple RFR and Term SOFR Availability.

(i) Subject to paragraph (h) below, in connection with any RFR Loan or any Base Rate Loan, a request therefor, a conversion to or a continuation thereof or otherwise, if for any reason (A) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Daily Simple RFR is utilized in any calculations hereunder or under any other Credit Document with respect to any Obligations, interest, fees, commissions or other amounts, “Daily Simple RFR” cannot be determined pursuant to the definition thereof or (y) if Term SOFR is utilized in any calculations hereunder or under any other Credit Document with respect to any Obligations, interest, fees, commissions or other amounts, “Term SOFR” cannot be determined pursuant to the definition thereof on or prior to the first day of any Interest Period or (B) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange or interbank markets with respect to an applicable Alternate Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), then the Administrative Agent shall promptly give notice thereof to the Borrowers. Upon notice thereof by the Administrative Agent to the Borrowers, (A) any obligation of the Lenders to make RFR Loans in each such Currency, and any right of the Borrowers to convert any Loan in each such Currency (if applicable) or continue any Loan as an RFR Loan is each such Currency, shall be suspended (to the extent of the affected RFR Loans or, in the case of Term SOFR Loans, the affected Interest Periods) until the Administrative Agent revokes such notice and (B) if such determination affects the calculation of Base Rate, the Administrative Agent shall during the period of such suspension compute Base Rate without reference to clause (iii) of the definition of “Base Rate” until the Administrative Agent revokes such notice. Upon receipt of such notice, (A) any Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans in each such affected Currency (to the extent of the affected RFR Loans or, in the case of a Term SOFR Loans, the affected Interest Periods) or, failing that, (I) in the case of any request for a borrowing of an affected RFR Loan in Dollars, such Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (II) in the case of any request for a borrowing of an affected RFR Loan in an Alternate Currency, then such request shall be ineffective and (B)(I) any outstanding affected RFR Loans denominated in Dollars will be deemed to have been converted into Base Rate Loans immediately or, in the case of Term SOFR Loans, at the end of the applicable Interest Period and (II) any outstanding affected RFR Loans denominated in an Alternate Currency, at such Borrower’s election, shall either (i) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternate Currency) immediately or, in the case of Term SOFR Loans, at the end of the applicable Interest Period or (ii) be prepaid in full, together with accrued interest thereon (to the extent permitted by law), immediately or, in the case of Term SOFR Loans, at the end of the applicable Interest Period; provided that if no election is made by such Borrower by the date that is three (3) Business Days after receipt by such Borrower of such notice or, in the case of Term SOFR Loans, the last day of the current Interest Period for the applicable RFR Loan, if earlier, such Borrower shall be deemed to have elected sub-clause (i) above. Upon any such prepayment or conversion, the Borrowers shall also pay any additional amounts required pursuant to Section 2.11.

(ii) Subject to paragraph (h) below, on or prior to the first day of any Interest Period with respect to a Eurocurrency Rate Loan or a ~~CDOR Rate~~Term CORRA Loan, in connection with a request therefor or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that deposits for such Currency are not being offered to banks in the London or other applicable interbank Eurodollar market or in the Canadian Dollar bankers’ acceptances market, as applicable, for the applicable amount and Interest Period of such Loan (or, with respect to any Base Rate Loan, for a one month term), (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange or interbank markets with respect to the applicable Alternate Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), (iii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining the Adjusted Eurocurrency Rate or ~~CDOR Rate~~Adjusted Term CORRA, as applicable, for such Interest Period with respect to a proposed Eurocurrency Rate Loan or ~~CDOR Rate~~Term CORRA Loan, including because the EURIBOR Rate or Term CORRA is not available or published on a current basis, or (iv) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the Adjusted Eurocurrency Rate or ~~CDOR Rate~~ Adjusted Term CORRA, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then the Administrative Agent shall promptly give written notice thereof to the Borrowers. Thereafter, until the Administrative Agent notifies the Borrowers in writing that such circumstances no longer exist, (x) the obligation of the Lenders to make Eurocurrency Rate Loans in each such Currency or ~~CDOR Rate~~Term CORRA Loans, as applicable, and the right of the Borrowers to convert any Loan to or continue any Loan as a Eurocurrency Rate Loan is each such Currency (in each case, to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or ~~CDOR~~

~~Rate~~Term CORRA Loan, as applicable, shall be suspended, and any Notice of Borrowing or Notice of Conversion/Continuation given by any Borrower with respect to Eurocurrency Rate Loans or ~~CDOR Rate~~Term CORRA Loans, as applicable, which have not yet been incurred (including by way of conversion) shall be deemed rescinded by such Borrower, and the Borrowers shall either (A) prepay in full (or cause to be prepaid in full) the then outstanding principal amount of each such Eurocurrency Rate Loan or ~~CDOR Rate~~Term CORRA Loan, as applicable, together with accrued interest thereon (to the extent permitted by law), on the last day of the then current Interest Period applicable to such Eurocurrency Rate Loan or ~~CDOR Rate~~Term CORRA Loan; or (B) convert the then outstanding principal amount of each such Eurocurrency Rate Loan to a Base Rate Loan (without giving effect to clause (iii) of the Base Rate definition) or such ~~CDOR Rate~~Term CORRA Loan to a Canadian Prime Rate Loan (without giving effect to clause (b) of the Canadian Prime Rate definition), as applicable, as of the last day of such Interest Period; provided that if no election is made by the Borrowers by the date that is three (3) Business Days after receipt by the Borrowers of such notice or, in the case of Eurocurrency Rate Loans, the last day of the current Interest Period for the applicable Eurocurrency Rate Loan, if earlier, the Borrowers shall be deemed to have elected sub-clause (B) above, and (y) if such determination pursuant to this Section 2.10(a)(ii) affects the calculation of Base Rate, the Administrative Agent shall during the period of such suspension compute Base Rate without reference to clause (iii) of the definition of “Base Rate”. Upon any such prepayment or conversion, the Borrowers shall also pay any additional amounts required pursuant to Section 2.11.

(b) Alternate Currencies. In the event that the Administrative Agent shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) at any time that any change in currency controls or exchange regulations or any change in national or international financial, political or economic conditions are imposed in the country in which such currency is issued, and such change results in, in the reasonable opinion of the Administrative Agent (1) such currency no longer being readily available, freely transferable and convertible into Dollars, (2) a Dollar Equivalent no longer being readily calculable with respect to such currency, (3) such currency being impracticable for the Lenders to loan or (4) such currency no longer being a currency in which Majority Lenders consisting of Revolving Lenders are willing to make Revolving Loans (each of clauses (1), (2), (3) and (4), a “Disqualifying Event”), then the Administrative Agent shall promptly give written notice thereof to the Borrowers and the Revolving Lenders. Thereafter, until the Administrative Agent notifies in writing the Borrowers and the Revolving Lenders that the Disqualifying Event(s) no longer exist, the Alternate Currency Loans denominated in the affected Currency (other than any such Alternate Currency Loans which have theretofore been funded) shall no longer be available and any Notice of Borrowing given by the respective Borrower with respect to such Alternate Currency Loans which have not yet been incurred shall be deemed rescinded by the respective Borrower. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans denominated in such currency to which the Disqualifying Event(s) apply or convert such Loans into the Dollar Equivalent in Dollars, bearing interest at the Base Rate, subject to the other terms contained herein.

(c) Laws Affecting Adjusted Eurocurrency Rate, ~~CDOR Rate~~Term CORRA, Daily Simple RFR and Term SOFR Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) in good faith with any governmental requests (or any of their respective

Lending Offices) to honor its obligations hereunder to make or maintain any Daily Simple RFR Loan, Term SOFR Loan, ~~CDOR Rate~~Term CORRA Loan or Eurocurrency Rate Loan, or to determine or charge interest based upon any applicable RFR, Daily Simple RFR, Term SOFR, ~~CDOR Rate~~Adjusted Term CORRA, Term CORRA, Eurocurrency Rate or Adjusted Eurocurrency Rate, such Lender shall promptly give written notice thereof to the Administrative Agent and the Administrative Agent shall promptly give written notice to the Borrowers and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrowers in writing that such circumstances no longer exist, (i) any obligation of the Lenders to make RFR Loans, ~~CDOR Rate Loan or~~ or Eurocurrency Rate Loans, as applicable, in the affected Currency or Currencies, and any right of the Borrowers to convert any Loan to an RFR Loan~~, CDOR Rate Loan~~ or a Eurocurrency Rate Loan or continue any Loan as an RFR Loan~~, CDOR Rate Loan~~ or a Eurocurrency Rate Loan, as applicable, in the affected Currency or Currencies shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (iii) of the definition of “Base Rate”, in each case until each such affected Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (A) the Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), at Borrowers’ election prepay or, if applicable, (I) convert all RFR Loans denominated in Dollars to Base Rate Loans or (II) convert all RFR Loans~~, CDOR Rate Loans or~~ or Eurocurrency Rate Loans denominated in an affected Alternate Currency to Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternate Currency) (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (iii) of the definition of “Base Rate”), (1) with respect to Daily Simple RFR Loans, on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such Daily Simple RFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Daily Simple RFR Loans to such day or (2) with respect to Eurocurrency Rate Loans, ~~CDOR Rate~~Term CORRA Loans or Term SOFR Loans, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Eurocurrency Rate Loans, ~~CDOR Rate~~Term CORRA Loans or Term SOFR Loans, as applicable, to such day, or immediately, if any Lender may not lawfully continue to maintain such Eurocurrency Rate Loans, ~~CDOR Rate~~Term CORRA Loans or Term SOFR Loans, as applicable, to such day and (B) if necessary to avoid such illegality, the Administrative Agent shall during the period of such suspension compute the Base Rate without reference to clause (iii) of the definition of “Base Rate”, in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Daily Simple RFR, Term SOFR, ~~CDOR Rate~~Term CORRA, the Eurocurrency Rate or Adjusted Eurocurrency Rate, as applicable. Upon any such prepayment or conversion, the Borrowers shall also pay any additional amounts required pursuant to Section 2.11.

(d) Increased Costs Generally. If any Change in Law having general applicability to all comparably situated Lenders within the jurisdiction in which such Lender operates shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted Eurocurrency Rate) or any Issuing Lender;

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or any Issuing Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, such Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender under Section 2.10(f), such Issuing Lender or other Recipient, the Borrowers shall, subject to the provisions of Section 2.10(g) (to the extent applicable), pay to any such Lender, such Issuing Lender or other Recipient, as the case may be, in accordance with Section 2.10(f), such additional amount or amounts as will compensate such Lender, such Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(e) Capital Requirements. Without duplication of the other costs referred to in this Section 2.10, if any Lender or any Issuing Lender determines that any Change in Law affecting such Lender or such Issuing Lender or any Lending Office of such Lender or such Lender’s or such Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital or on the capital of such Lender’s or such Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving Loan Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon written request of such Lender or such Issuing Lender under Section 2.10(f), the Borrowers shall, subject to the provisions of Section 2.10(g) (to the extent applicable), pay to such Lender or such Issuing Lender, as the case may be, in accordance with Section 2.10(f), such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company for any such reduction suffered.

(f) Certificates for Reimbursement. A certificate of a Lender, or an Issuing Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender or such Issuing Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (d) or (e) of this Section, in reasonable detail, showing the basis for the calculation thereof and delivered by such Lender in good faith to the Borrowers, shall be conclusive absent manifest error. The Borrowers shall, subject to the provisions of Section 2.10(g) (to the extent applicable), pay such Lender or such Issuing Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

(g) Limitations on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Section 2.10(d), 2.10(e), 2.11 or 3.06, unless a Lender gives notice to Silgan that Silgan or another Borrower is obligated to pay an amount under any such Section within 135 days after the later of (x) the date such Lender incurs the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrowers pursuant to said Section 2.10(d), 2.10(e), 2.11 or 3.06, as the case may be, to the extent the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 135 days prior to such Lender giving notice to Silgan that Silgan or another Borrower is obligated to pay the respective amounts pursuant to said Section 2.10(d), 2.10(e), 2.11 or 3.06, as the case may be; provided however, that if the circumstances giving rise to such claims have a retroactive effect, such 135 day period shall be extended to include the period of such retroactive effect. This Section 2.10(g) shall have no applicability to any Section of this Agreement other than said Section 2.10(d), 2.10(e), 2.11 or 3.06. Subject to the foregoing, failure or delay on the part of any Lender or any Issuing Lender or such other Recipient to demand compensation pursuant to Section 2.10(d), 2.10(e), 2.11 or 3.06 for a previous claim shall not constitute a waiver of such Lender’s or such Issuing Lender’s or such other Recipient’s right to demand such compensation for a future claim.

(h) Benchmark Replacement Setting.

(i) Benchmark Replacement.

(A) [Reserved].

(B) Notwithstanding anything to the contrary herein or in any other Credit Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrowers may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.10(h)(i)(B) will occur prior to the applicable Benchmark Transition Start Date.

(C) [Reserved].

(D) No ~~Hedge~~Interest Rate Protection Agreement or Other Hedging Agreement shall be deemed to be a “Credit Document” for purposes of this Section 2.10(h).

(ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.

(iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrowers of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.10(h)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.10(h), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.10(h).

(iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including Term SOFR, ~~CDOR~~Term CORRA or any Adjusted Eurocurrency Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v) Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Eurocurrency Rate Loans, in each case, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable Currency and, failing that, (I) in the case of any request for any affected RFR Loans denominated in Dollars, if applicable, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (II) in the case of any request for any affected RFR Loan or Eurocurrency Rate Loan, in each case, in an Alternate Currency, if applicable, then such request shall be ineffective and (B)(I) any outstanding affected RFR Loans denominated in Dollars, if applicable, will be deemed to have been converted into Base Rate Loans immediately or, in the case of Term SOFR Loans, at the end of the applicable Interest Period and (II) any outstanding affected RFR Loans or Eurocurrency Rate Loans, in each case, denominated in an Alternate Currency, at the Borrowers’ election, shall either (1) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternate Currency) immediately or, in the case of Eurocurrency Rate Loans, at the end of the applicable Interest Period or (2) be prepaid in full immediately or, in the case of Eurocurrency Rate Loans, at the end of the applicable Interest Period; provided that, with respect to any Daily Simple RFR Loan, if no election is made by the Borrowers by the date that is five (5) Business Days after receipt by the Borrowers of such notice, the Borrowers shall be deemed to have elected clause (1) above; provided, further that, with respect to any Eurocurrency Rate Loan, if no election is made by the Borrowers by the earlier of (x) the date that is five (5) Business Days after receipt by the Borrowers of such notice and (y) the last day of the current Interest Period for the applicable Eurocurrency Rate Loan, the Borrowers shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.11. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.

Section 2.11 Compensation. The Borrowers hereby, subject to the provisions of Section 2.10(g) (to the extent applicable), agree to compensate each of the Lenders against any loss or expense (including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain a Eurocurrency Rate Loan~~,~~ or RFR ~~Loan or CDOR Rate~~ Loan, as applicable, or from fees payable to terminate the deposits from which such funds were obtained) which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrowers to make any payment when due of any amount due hereunder in connection with a Eurocurrency Rate Loan~~,~~ or RFR Loan ~~or CDOR Rate Loan,~~ as applicable, (b) due to any failure of the Borrowers to borrow (other than as a result of a default by such Lender or the Administrative Agent), continue or convert on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, (c) due to any payment, prepayment or conversion of any Eurocurrency Rate Loan, Term SOFR Loan or ~~CDOR Rate~~Term CORRA Loan, as applicable, on a date other than the last day of the Interest Period therefor or any payment, prepayment or conversion of any Daily Simple RFR Loan on a date other than on the Interest Payment Date therefor (including, in each case, as a result of an Event of Default), (d) due to any other failure by the Borrowers to repay or prepay any Eurocurrency Rate Loans or RFR Loans when required by the terms of this Agreement or on a date specified in any notice of prepayment, or (e) as a result of an election made by the Borrowers pursuant to Section 2.13. In the case of a Eurocurrency Rate Loan ~~or CDOR Rate Loan~~, the amount of such loss or expense shall be determined, in the applicable Lender’s sole discretion, based upon the assumption that such Lender funded its Commitment of the Eurocurrency Rate Loans in the London interbank or other applicable market ~~or CDOR Rate Loans in the Canadian Dollar bankers’ acceptances market, as applicable~~, and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth in reasonable detail the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

Section 2.12 Designation of a Different Lending Office. If any Lender requests compensation under Section 2.10(d) or (e), or requires the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.04 or if any Lender gives notice pursuant to Section 2.10(c), then such Lender shall, at the request of the Borrowers, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.10(d) or (e) or Section 5.04, as the case may be, in the future or eliminate the need for the notice pursuant to Section 2.10(c), as applicable, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be economically, legally or administratively disadvantageous to such Lender.

Section 2.13 Replacement of Lenders. (a) If any Lender requests compensation under Section 2.10, or (b) if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.04, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 2.12, or (c) if any Lender is a Defaulting Lender, or (d) if any Revolving Lender is unable to obtain the necessary governmental approvals and/or licenses required to be obtained by such Revolving Lender pursuant to Section 6.04(b)(i)(B), or (e) subject to compliance with the applicable provisions of Section 12.12(b), if any Lender is a Non-Consenting Lender, then the Borrowers may, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.04), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10 or Section 5.04) and obligations under this Agreement and the related Credit Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i) the assignee Lender shall have executed and delivered an Assignment and Assumption Agreement and shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.04;

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 2.11) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 2.10 or payments required to be made pursuant to Section 5.04, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with Applicable Law; and

(v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

Section 2.14 Incremental Term Loan Commitments.

(a) Generally. So long as the Incremental Loan Commitment Request Requirements are satisfied at the time of the delivery of the request referred to below, Silgan shall have the right, in consultation and coordination with the Administrative Agent as to all of the matters set forth below in this Section 2.14, but without requiring the consent of any of the Agents (except as otherwise provided in this Section 2.14) or the Lenders, to request at any time and from time to time after the ~~Third~~Fifth Amendment Effective Date and prior to the Incremental Commitment Termination Date for the respective Tranche of Incremental Term Loans that one or more Lenders (and/or one or more other Persons which are Eligible Transferees which will become Lenders) provide to the Incremental Term Loan Borrower for the respective Tranche of Incremental Term Loan Commitments under such Tranche of Incremental Term Loans as designated in the respective Incremental Term Loan Commitment Agreement and, subject to the terms and conditions contained in this Agreement and in the respective Incremental Term Loan Commitment Agreement, make Incremental Term Loans pursuant thereto; provided that:

(i) no Lender shall be obligated to provide an Incremental Term Loan Commitment, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to Silgan, the respective Foreign Incremental Term Loan Borrower (if applicable) and the Administrative Agent an

Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 2.14, such Lender shall not be obligated to fund any Incremental Term Loans;

(ii) any Lender (including any Eligible Transferee who will become a Lender) may so provide an Incremental Term Loan Commitment without the consent of the Administrative Agent or any other Lender;

(iii) each Tranche of Incremental Term Loan Commitments shall be made available to a single Incremental Term Loan Borrower and shall be denominated in a single Currency which, in the case of an Other Alternate Currency, shall be approved by the Administrative Agent;

(iv) the amount of each Tranche of Incremental Term Loan Commitments shall be in a minimum aggregate amount for all Lenders which provide an Incremental Term Loan Commitment under such Tranche of Incremental Term Loans (including Eligible Transferees who will become Lenders) of at least $50,000,000 (or the Dollar Equivalent thereof as determined at the time that Incremental Term Loan Commitments are obtained) (or such lesser amount as is acceptable to the Administrative Agent);

(v) the aggregate amount of all Incremental Term Loan Commitments permitted to be provided pursuant to this Section 2.14 after the ~~Third~~Fifth Amendment Effective Date, when combined with the aggregate amount of Incremental Revolving Loan Commitments permitted to be provided pursuant to Section 2.15 and the aggregate principal amount of Incremental Equivalent Indebtedness incurred pursuant to Section 9.04(xix) (excluding Incremental Term Loans incurred under the proviso in Section 9.04(xix)(A)), shall not exceed the sum of (I) $~~1,250,000,000~~1,500,000,000 plus (II) the aggregate principal amount of any voluntary prepayments of Incremental Term Loans and Incremental Equivalent Indebtedness (except, in each case, to the extent such prepayment was financed with the proceeds of long-term Indebtedness) plus (III) the aggregate amount of any reductions to the Total Revolving Loan Commitment made pursuant to Section 4.02 (or the Dollar Equivalent thereof as determined at the time that such Incremental Term Loan Commitments are obtained) (it being understood and agreed, however, to the extent that any such Incremental Term Loan Commitments are obtained but later expire, terminate or are voluntarily reduced in each case without being utilized, the amount of such Incremental Term Loan Commitments so expired, terminated or voluntarily reduced may again be available to be obtained under this Section 2.14 within the limits set forth herein); provided that an Incremental Term Loan Borrower may incur additional Incremental Term Loans in an amount that would not cause the Senior Secured Net Leverage Ratio to exceed 2.50:1.00 (calculated on a Pro Forma Basis after giving effect to such Incremental Term Loan, any Incremental Equivalent Indebtedness, any Permitted Acquisition, and any permanent repayment of Indebtedness in connection therewith, but without netting the proceeds of such Incremental Term Loan or Incremental Equivalent Indebtedness as unrestricted cash and Cash Equivalents in calculating the Senior Secured Net Leverage Ratio), which such additional Incremental Term Loans or Incremental Equivalent Indebtedness incurred pursuant to this proviso shall not reduce the $~~1,250,000,000~~1,500,000,000 limit set forth above;

(vi) the Applicable Margin, the up-front fees and, if applicable, any unutilized commitment fees and/or other fees, payable in respect of each Incremental Term Loan Commitment shall be separately agreed to by Silgan, the respective Foreign Incremental Term Loan Borrower (if applicable) and each Incremental Term Loan Lender (and with all such fees to be disclosed by Silgan to the Administrative Agent);

(vii) each Tranche of Incremental Term Loans shall have (A) an Incremental Term Loan Maturity Date of no earlier than the Initial Term Loan Maturity Date and (B) a Weighted Average Life to Maturity of no less than the Weighted Average Life to Maturity as then in effect for the US A Term Loans~~;~~ or the Euro A-3 Term Loans; provided that the Weighted Average Life to Maturity and final maturity limitations set forth in this clause (vii) shall not apply to Incremental Term Loans in an aggregate principal amount not to exceed the Inside Maturity Date Amount;

(viii) the proceeds of all Incremental Term Loans shall be used only for the purposes permitted by Section 7.10;

(ix) each Incremental Term Loan Commitment Agreement shall specifically designate, with the approval of the Administrative Agent, the Tranche of the Incremental Term Loan Commitments being provided thereunder (which Tranche shall be a new Tranche (i.e., not the same as any existing Tranche of Incremental Term Loans, Incremental Term Loan Commitments or other Term Loans) unless the requirements of Section 2.14(c) are satisfied);

(x) all Incremental Term Loans (and all interest, fees and other amounts payable thereon) (including, without limitation, Incremental Term Loans incurred by a Foreign Incremental Term Loan Borrower) shall be Obligations under this Agreement and the other applicable Credit Documents and shall be secured by the US Collateral, and guaranteed under the US Borrowers/Subsidiaries Guaranty, on a pari passu basis with all other Term Loans;

(xi) all Incremental Term Loans (and all interest, fees and other amounts payable thereon) incurred by a Foreign Incremental Term Loan Borrower also shall be secured and guaranteed to the extent required by Section 6.04(b); and

(xii) each Lender (including any Eligible Transferee who will become a Lender) agreeing to provide an Incremental Term Loan Commitment pursuant to an Incremental Term Loan Commitment Agreement shall, subject to the satisfaction of the relevant conditions set forth in this Agreement, make Incremental Term Loans under the Tranche specified in such Incremental Term Loan Commitment Agreement as provided in Section 2.01(d) and such Loans shall thereafter be deemed to be Incremental Term Loans under such Tranche for all purposes of this Agreement and the other applicable Credit Documents.

(b) Incremental Term Loan Commitment Agreement. At the time of the provision of Incremental Term Loan Commitments pursuant to this Section 2.14, Silgan, the respective Foreign Incremental Term Loan Borrower (if applicable), each other Credit Party, the Administrative Agent and each such Lender or other Eligible Transferee which agrees to provide an Incremental Term Loan Commitment (each, an “Incremental Term Loan Lender”) shall execute and deliver to Silgan, the respective Foreign Incremental Term Loan Borrower (if applicable) and the Administrative Agent an Incremental Term Loan Commitment Agreement, appropriately completed (with the effectiveness of the Incremental Term Loan Commitment provided therein to occur on the date set forth in such Incremental Term Loan Commitment Agreement, which date in any event shall be no earlier than the date on which (i) all fees required to be paid in connection therewith at the time of such effectiveness shall have been paid, (ii) all Incremental Commitment Effectiveness Requirements have been satisfied, (iii) all conditions set forth in this Section 2.14 shall have been satisfied and (iv) all other conditions precedent that may be set forth in such Incremental Term Loan Commitment Agreement shall have been satisfied). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term

Loan Commitment Agreement and, at such time, Schedule I shall be deemed modified to reflect the Incremental Term Loan Commitments of such Incremental Term Loan Lenders.

(c) Incremental Term Loan Tranches. Notwithstanding anything to the contrary contained above in this Section 2.14, the Incremental Term Loan Commitments provided by an Incremental Term Loan Lender or Incremental Term Loan Lenders, as the case may be, pursuant to each Incremental Term Loan Commitment Agreement shall constitute a new Tranche, which shall be separate and distinct from the existing Tranches pursuant to this Agreement (with a designation which may be made in letters (i.e., A, B, C, etc.), numbers (1, 2, 3, etc.) or a combination thereof (i.e., A-1, A-2, B-1, B-2, C-1, C-2, etc.), provided that, with the consent of the Administrative Agent, the parties to a given Incremental Term Loan Commitment Agreement may specify therein that the respective Incremental Term Loans made pursuant thereto shall constitute part of, and be added to, an existing Tranche of Term Loans so long as the following requirements are satisfied:

(i) the Incremental Term Loans to be made pursuant to such Incremental Term Loan Commitment Agreement shall have the same Borrower, shall be denominated in the same Currency, shall have the same Maturity Date and shall have the same Applicable Margins as the Tranche of Term Loans to which the new Incremental Term Loans are being added;

(ii) the new Incremental Term Loans shall have the same Term Loan Scheduled Repayment dates as then remain with respect to the Tranche to which such new Incremental Term Loans are being added (with the amount of each Term Loan Scheduled Repayment applicable to such new Incremental Term Loans to be the same (on a proportionate basis) as is theretofore applicable to the Tranche to which such new Incremental Term Loans are being added, thereby increasing the amount of each then remaining Term Loan Scheduled Repayment of the respective Tranche proportionately; and

(iii) on the date of the making of such new Incremental Term Loans, and notwithstanding anything to the contrary set forth in Section 2.09, such new Incremental Term Loans shall be added to (and form part of) each Borrowing of outstanding Term Loans of the respective Tranche on a pro rata basis (based on the relative sizes of the various outstanding Borrowings), so that each Lender will participate proportionately in each then outstanding Borrowing of Term Loans of the respective Tranche, and so that the existing Lenders with respect to such Tranche continue to have the same participation (by amount) in each Borrowing as they had before the making of the new Term Loans of such Tranche.

To the extent the provisions of preceding clause (iii) require that Lenders making new Incremental Term Loans add such Incremental Term Loans to the then outstanding Borrowings of Eurocurrency Rate Loans~~,~~ or RFR ~~Loans or CDOR Rate~~ Loans, as the case may be, of such Tranche, it is acknowledged that the effect thereof may result in such new Incremental Term Loans having short Interest Periods (i.e., an Interest Period that began during an Interest Period then applicable to outstanding Eurocurrency Rate Loans~~,~~ or RFR Loans ~~or CDOR Rate Loans~~, as the case may be, of such Tranche and which will end on the last day of such Interest Period). In connection therewith, the respective Incremental Term Loan Borrower may agree, in the respective Incremental Term Loan Commitment Agreement, to compensate the Lenders making the new Incremental Term Loans of the respective Tranche for funding Eurocurrency Rate Loans~~,~~ or RFR Loans ~~or CDOR Rate Loans~~ during an existing Interest Period on such basis as may be agreed by such Incremental Term Loan Borrower and the respective Lender or Lenders.

Section 2.15 Incremental Revolving Loan Commitments.

(a) Generally. So long as the Incremental Loan Commitment Request Requirements are satisfied at the time of the delivery of the request referred to below, Silgan shall have the right, in consultation and coordination with the Administrative Agent as to all of the matters set forth below in this Section 2.15, but without requiring the consent of any of the Agents (except as otherwise provided in this Section 2.15) or the Lenders, to request at any time and from time to time after the ~~Third~~Fifth Amendment Effective Date and prior to the Incremental Commitment Termination Date that one or more Lenders (and/or one or more other Persons which are Eligible Transferees and which will become Revolving Lenders) provide Incremental Revolving Loan Commitments and, subject to the applicable terms and conditions contained in this Agreement, make Revolving Loans and participate in Letters of Credit and Swingline Loans pursuant thereto; provided that:

(i) no Lender shall be obligated to provide an Incremental Revolving Loan Commitment, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Revolving Loan Commitment and executed and delivered to the Administrative Agent, Silgan and the Revolving Borrowers an Incremental Revolving Loan Commitment Agreement as provided in clause (b) of this Section 2.15, such Lender shall not be obligated to fund any Revolving Loans in excess of its Revolving Loan Commitment (if any) or participate in any Letters of Credit or Swingline Loans in excess of its RL Percentage, in each case, as in effect prior to giving effect to such Incremental Revolving Loan Commitment provided pursuant to this Section 2.15;

(ii) any Lender (including any Person which is an Eligible Transferee who will become a Revolving Lender) may so provide an Incremental Revolving Loan Commitment without the consent of any Agent or any other Lender; provided that any Person that is not a Revolving Lender prior to the effectiveness of its Incremental Revolving Loan Commitment shall require the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) to provide an Incremental Revolving Loan Commitment pursuant to this Section 2.15;

(iii) the aggregate amount of each request (and provision therefor) for Incremental Revolving Loan Commitments shall be in a minimum aggregate amount for all Lenders which provide an Incremental Revolving Loan Commitment pursuant to a given Incremental Revolving Loan Commitment Agreement pursuant to this Section 2.15 (including Persons who are Eligible Transferees and will become Revolving Lenders) of at least $50,000,000 (or such lesser amount as is acceptable to the Administrative Agent);

(iv) the aggregate amount of all Incremental Revolving Loan Commitments permitted to be provided pursuant to this Section 2.15 after the ~~Third~~Fifth Amendment Effective Date shall not exceed the lesser of (A) $~~1,250,000,000~~1,500,000,000 minus the amount of any Incremental Term Loans incurred under Section 2.14 (excluding Incremental Term Loans incurred under the proviso in Section 2.14(a)(v)) minus the aggregate principal amount of all Incremental Equivalent Indebtedness incurred under Section 9.04(xix) (excluding Incremental Term Loans incurred under the proviso in Section 9.04(xix)(A)) plus the aggregate principal amount of any voluntary prepayments of Incremental Term Loans and Incremental Equivalent Indebtedness (except, in each case, to the extent such prepayment was financed with the proceeds of long-term Indebtedness) and (B) the sum of (1)  $~~625,000,000~~750,000,000 plus (2) the aggregate amount of any reductions to the Total Revolving Loan Commitment made pursuant to Section 4.02 (for this purpose, using the Dollar Equivalent of any Incremental Revolving Loan Commitments provided in an Alternate Currency);

(v) all Loans incurred pursuant to an Incremental Revolving Loan Commitment (and all interest, fees and other amounts payable thereon) (including, without limitation, such Revolving Loans incurred by a Foreign Revolving Borrower) shall be Obligations under this Agreement and the other applicable Credit Documents and shall be secured by the US Collateral, and guaranteed under the US Borrowers/Subsidiaries Guaranty, on a pari passu basis with all other Revolving Loans;

(vi) all Revolving Loans incurred pursuant to an Incremental Revolving Loan Commitment (and all interest, fees and other amounts payable thereon) incurred by a Foreign Revolving Borrower also shall be secured and guaranteed to the extent required by Section 6.04(b); and

(vii) each Lender (including any Person which is an Eligible Transferee who will become a Revolving Lender) agreeing to provide an Incremental Revolving Loan Commitment pursuant to an Incremental Revolving Loan Commitment Agreement shall, subject to the satisfaction of the relevant conditions set forth in this Agreement, participate in Swingline Loans and Letters of Credit pursuant to Sections 2.01(h) and 3.04, respectively, and make Revolving Loans as provided in Section 2.01(e) and such Revolving Loans shall constitute Revolving Loans for all purposes of this Agreement and the other applicable Credit Documents.

(b) Incremental Revolving Loan Commitment Agreement. At the time of the provision of Incremental Revolving Loan Commitments pursuant to this Section 2.15, Silgan, each Revolving Borrower, each other Credit Party, the Administrative Agent and each such Lender or other Eligible Transferee which agrees to provide an Incremental Revolving Loan Commitment (each, an “Incremental Revolving Lender”) shall execute and deliver to Silgan, each Revolving Borrower and the Administrative Agent an Incremental Revolving Loan Commitment Agreement, appropriately completed (with the effectiveness of the Incremental Revolving Loan Commitment provided therein to occur on the date set forth in such Incremental Revolving Loan Commitment Agreement, which date in any event shall be no earlier than the date on which (i) all fees required to be paid in connection therewith at the time of such effectiveness shall have been paid, (ii) all Incremental Commitment Effectiveness Requirements have been satisfied, (iii) all conditions set forth in this Section 2.15 shall have been satisfied and (iv) all other conditions precedent that may be set forth in such Incremental Revolving Loan Commitment Agreement shall have been satisfied). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Revolving Loan Commitment Agreement and, at such time, Schedule I shall be deemed modified to reflect the Incremental Revolving Loan Commitments of such Incremental Revolving Lenders.

(c) Revolving Commitment Increase. It is understood and agreed that the Incremental Revolving Loan Commitments provided by an Incremental Revolving Lender or Incremental Revolving Lenders, as the case may be, pursuant to each Incremental Revolving Loan Commitment Agreement shall constitute part of, and be added to, the Total Revolving Loan Commitment and each Incremental Revolving Lender shall constitute a Revolving Lender for all purposes of this Agreement and each other applicable Credit Document.

(d) Pro Rata Participation. At the time of any provision of Incremental Revolving Loan Commitments pursuant to this Section 2.15, each Revolving Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Loans of certain of the Revolving Lenders, and incur additional Revolving Loans from certain other Revolving Lenders (including the Incremental Revolving

Lenders), in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Loan Commitments (after giving effect to any increase in the Total Revolving Loan Commitment pursuant to this Section 2.15) and with the Revolving Borrowers being obligated to pay to the respective Revolving Lenders any costs of the type referred to in Section 2.11 in connection with any such repayment and/or Borrowing.

Section 2.16 Special Sharing and Conversion Provisions Applicable to Lenders Upon the Occurrence of a Sharing Event.

(a) On the date of the occurrence of a Sharing Event, automatically (and without the taking of any action) (i) all then outstanding Alternate Currency Term Loans of a given Tranche shall be converted into Dollar Loans of such Tranche (in an amount equal to the Dollar Equivalent of the aggregate principal amount of the respective Alternate Currency Term Loans on the date such Sharing Event first occurred), which Dollar Loans (A) shall continue to be owed by the respective Borrowers, (B) shall at all times thereafter be deemed to be Base Rate Loans and (C) shall be immediately due and payable on the date such Sharing Event has occurred, and (ii) all principal, accrued and unpaid interest and other amounts owing with respect to such Dollar Loans shall be immediately due and payable in Dollars (in an amount equal to the Dollar Equivalent of such principal, accrued and unpaid interest and other amounts). The occurrence of any conversion of Alternate Currency Term Loans as provided above in this Section 2.16(a) shall be deemed to constitute, for purposes of Section 2.11, a prepayment of the respective Alternate Currency Term Loans before the last day of any Interest Period relating thereto.

(b) On the date of the occurrence of a Sharing Event, automatically (and without the taking of any action) (i) all then outstanding Primary Alternate Currency Revolving Loans and Primary Alternate Currency Unpaid Drawings shall be converted into Dollar Loans and Dollar Unpaid Drawings (in each case, in an amount equal to the Dollar Equivalent of the aggregate principal amount of the respective Primary Alternate Currency Revolving Loans and the aggregate amount of such Primary Alternate Currency Unpaid Drawings, as the case may be, on the date such Sharing Event first occurred), which Dollar Loans and Dollar Unpaid Drawings (A) shall continue to be owed by the respective Revolving Borrowers, (B) shall, in the case of such Dollar Loans, at all times thereafter be deemed to be Base Rate Loans and (C) shall be immediately due and payable on the date such Sharing Event has occurred, and (ii) all principal, accrued and unpaid interest, Fees and other amounts owing with respect to such Dollar Loans, Dollar Unpaid Drawings and Dollar Letters of Credit shall be immediately due and payable in Dollars (in an amount equal to the Dollar Equivalent of such principal, accrued and unpaid interest, Fees and other amounts). The occurrence of any conversion of Primary Alternate Currency Revolving Loans as provided above in this Section 2.16(b) shall be deemed to constitute, for purposes of Section 2.11, a prepayment of the respective Primary Alternate Currency Revolving Loans before the last day of any Interest Period or maturity relating thereto.

(c) On the date of the occurrence of any Sharing Event, automatically (and without the taking of any action) all then outstanding Euro Denominated Swingline Loans shall be converted into Dollar Denominated Swingline Loans.

(d) Upon the occurrence of a Sharing Event, and immediately after giving effect to any automatic conversion pursuant to Sections 2.16(a) and/or (b), the Lenders shall automatically and without further action be deemed to have exchanged interests in the respective Tranches of Loans (including, in the case of the Total Revolving Loan Commitment, interests in each outstanding Letter of Credit and Unpaid Drawing) such that, in lieu of the interests of each Lender in each Tranche in which it participated as of such date, such Lender shall hold an interest in all Tranches (including, in the case of the Total Revolving Loan Commitment, an interest in each outstanding Letter of Credit, each Unpaid

Drawing and each LC Reserve Account established pursuant to Section 2.16(i)), whether or not such Lender shall previously have participated therein, equal to such Lender’s Exchange Percentage thereof. The foregoing exchanges shall be accomplished through the purchases and sales of participations in the relevant Tranches and each Lender hereby agrees to enter into customary participation agreements approved by the Administrative Agent to accomplish same. All purchases and sales of participating interests pursuant to this Section 2.16 shall be made in Dollars. Upon any such occurrence, the Administrative Agent shall notify each Lender and shall specify the net amount of Dollars (if any) required from each such Lender to effect the purchases and sales by the various Lenders of participating interests in the amounts required above (together with accrued interest with respect to the period for the most recent interest payment date through the date of the Sharing Event plus any additional amounts payable by the Borrowers pursuant to Section 5.04 in respect of such accrued but unpaid interest); it being understood and agreed, however, in the event that a Sharing Event shall have occurred, each Lender shall be deemed to have purchased, automatically and without request, such participating interests (and, as a result thereof, shall be entitled to receive from, or shall owe to, the other Lenders the respective amounts owing as a result of the purchases and sales of participations contemplated herein). Promptly upon receipt of such request, each Lender shall deliver to the Administrative Agent (in immediately available funds in Dollars) the net amounts (if any) as specified by the Administrative Agent. The Administrative Agent shall promptly deliver the amounts so received to the various Lenders in such amounts as are needed to effect the purchases and sales of participations as provided above. Promptly following receipt thereof, each Lender which has sold participations in any of its Tranches as provided above (through the Administrative Agent) will deliver to each Lender (through the Administrative Agent) which has so purchased a participating interest in such Tranches a participation certificate dated the date of receipt of such funds and in such amount. It is understood that the amount of funds delivered by each Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Lenders as required above.

(e) Upon, and after, the occurrence of a Sharing Event (i) no further Credit Events shall be made or occur, (ii) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, Alternate Currency Loans and Primary Alternate Currency Unpaid Drawings (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such Sharing Event) shall be payable in Dollars as if each such Alternate Currency Loans or Primary Alternate Currency Letter of Credit pursuant to which such Primary Alternate Currency Unpaid Drawings relates, in each case, had originally been denominated in Dollars and shall be distributed by the relevant Lenders to the Administrative Agent for the account of the Lenders which made such Loans or are participating therein, (iii) all of the Incremental Term Loan Commitments of all of the Incremental Term Loan Lenders that have provided such Incremental Term Loan Commitments shall be automatically terminated and (iv) all Revolving Loan Commitments (including Incremental Revolving Commitments) of all Revolving Lenders shall be automatically terminated. Notwithstanding anything to the contrary contained above, the failure of any Lender to purchase its participating interest as required above in any extensions of credit upon the occurrence of a Sharing Event shall not relieve any other Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no Lender shall be responsible for the failure of any other Lender to purchase the participating interest to be purchased by such other Lender on any date.

(f) If any amount required to be paid by any Lender pursuant to Section 2.16(d) is not paid to the Administrative Agent on the date upon which such Lender receives notice from the Administrative Agent of the amount of its participations required to be purchased pursuant to said Section 2.16(d), such Lender shall, in addition to such aforementioned amount, also pay to the Administrative Agent on demand an amount equal to the product of (i) the amount so required to be paid by such Lender for the purchase of its participations, (ii) the daily average Federal Funds Rate during the period from and including the date of request for payment to the date on which such payment is immediately available to the Administrative Agent and (iii) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is 360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts payable under this Section 2.16 shall be conclusive in the absence of manifest error. Amounts payable by any Lender pursuant to this Section 2.16 shall be paid to the Administrative Agent for the account of the relevant Lenders; provided that, if the Administrative Agent (in its sole discretion) has elected to fund on behalf of such other Lender the amounts owing to such other Lenders, then the amounts shall be paid to the Administrative Agent for its own account.

(g) Whenever, at any time after the relevant Lenders have received from any other Lenders purchases of participations pursuant to this Section 2.16, the various Lenders receive any payment on account thereof, such Lenders will distribute to the Administrative Agent, for the account of the various Lenders participating therein, such Lenders’ participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received; provided, however, in the event that any such payment received by any Lenders is required to be returned, the Lenders who received previous distributions in respect of their participating interests therein will return to the respective Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective Lenders.

(h) Each Lender’s obligation to purchase participating interests pursuant to this Section 2.16 shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Borrower, any other Credit Party or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default, (iii) any adverse change in the condition (financial or otherwise) of any Borrower, any other Credit Party or any other Person, (iv) any breach of this Agreement by any Borrower, any other Credit Party, any Lender or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(i) In the event that upon the occurrence of a Sharing Event any Letter of Credit shall be outstanding and undrawn in whole or in part, or there shall exist any Unpaid Drawing with respect to any Letter of Credit theretofore issued, each Revolving Lender shall on the date of such occurrence, before giving effect to the purchases and sales of participations on such date pursuant to Section 2.16(d), promptly pay over to the Administrative Agent, in immediately available funds in Dollars, an amount equal to such Lender’s RL Percentage of such undrawn face amount or such Unpaid Drawing (for this purpose, using the Dollar Equivalent of any amounts expressed in Alternate Currencies on the date such Sharing Event first occurred), as applicable, together with interest thereon from the date of the Sharing Event to the date on which such amount shall be paid to the Administrative Agent at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. The Administrative Agent shall establish a separate account or accounts for each Lender (each, an “LC Reserve Account”) in an amount equal to such Lender’s Exchange Percentage of the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. The Administrative Agent shall have sole dominion and control over each such LC Reserve Account, and the amounts deposited in each LC Reserve Account shall be held in such LC Reserve Account until withdrawn as provided in clause (j), (k) or (l) below in this Section 2.16. The Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the LC Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender’s Exchange Percentage. The amounts paid to the Administrative Agent pursuant to this clause (i) shall be held as a reserve against the Letter of Credit Obligations, shall not constitute Loans to any Borrower and shall not give rise to any obligation on the part of any Borrower to pay interest to such Lender, it being agreed that the Borrowers’ reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings or payments are made thereunder, as provided in Section 3.05.

(j) In the event that after the occurrence of a Sharing Event any drawing or payment shall be made in respect of a Letter of Credit, the Administrative Agent shall, at the request of the respective Issuing Lender, withdraw from the LC Reserve Account of each of the Lenders (in accordance with each Lender’s Exchange Percentage) any amounts, up to the aggregate amount of such drawing or payment, deposited in respect of such Letter of Credit (for this purpose, using the Dollar Equivalent of any amounts expressed in an Alternate Currency) and remaining on deposit and deliver such amounts to such Issuing Lender in satisfaction of the reimbursement obligations of the Lenders under Section 3.04(c) (but not of the applicable Borrower under Section 3.05(a)). In the event that any Lender shall default on its obligation to pay over any amount to the Administrative Agent in respect of any Letter of Credit as provided in Section 2.16(i), the respective Issuing Lender shall, in the event of a drawing or payment thereunder, have a claim against such Lender to the same extent as if such Lender had defaulted on its obligations under Section 3.04(c), but shall have no claim against any other Lender, notwithstanding the exchange of interests in the applicable Borrower’s reimbursement obligations pursuant to Section 2.16(d). Each other Lender shall have a claim against such defaulting Lender for any damages sustained by it as a result of such default, including, in the event such Letter of Credit shall expire undrawn, its Exchange Percentage of the defaulted amount.

(k) In the event that after the occurrence of a Sharing Event any Letter of Credit shall expire undrawn, the Administrative Agent shall withdraw from the LC Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Lender.

(l) Pending the withdrawal of any amounts from its LC Reserve Account as contemplated above in this Section 2.16, the Administrative Agent will, at the direction of such Lender and subject to such rules as the Administrative Agent may prescribe for the avoidance of inconvenience, invest such amounts in Cash Equivalents.

(m) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, (i) each Lender which has purchased such participations shall be entitled to receive from the respective Borrowers any increased costs and indemnities (including, without limitation, pursuant to Sections 2.10, 2.11, 2.12, 3.06 and 5.04) directly from the respective Borrowers, to the same extent as if it were the direct Lender as opposed to a participant therein, which increased costs shall be calculated without regard to Section 2.13, Section 12.04(c) or the last paragraph of Section 12.04(b), and (ii) each Lender which has sold such participations shall be entitled to receive from the respective Borrowers indemnification from and against any and all Indemnified Taxes imposed as a result of the sale of the participations pursuant to this Section 2.16. Each Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section 2.16, increased Taxes may be owing by it pursuant to Section 5.04, which Taxes shall be paid (to the extent provided in Section 5.04) by the respective Borrowers, as the case may be, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Section 2.16.

(n) Notwithstanding anything to the contrary contained above in this Section 2.16, the provisions of this Section 2.16 only shall apply in the event that any Loan is outstanding to a Foreign Borrower or a Letter of Credit has been issued for the account of a Foreign Revolving Borrower, in each case, at the time that a Sharing Event occurs.

Section 2.17 Defaulting Lenders.

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 12.12.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.02 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lenders or the Swingline Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Lenders and the Swingline Lender with respect to such Defaulting Lender in accordance with Section 2.19; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit and Swingline Loans issued under this Agreement, in accordance with Section 2.19; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Lender or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit or Swingline Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit or Swingline Loans were issued at a time when the conditions set forth in Section 6.03 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swingline Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swingline Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in LC Exposure and Swingline Loans are held by the Lenders pro rata in accordance with the Revolving Loan Commitments under the applicable revolving credit facility without giving effect to Section 2.17(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees.

(A) No Defaulting Lender shall be entitled to receive any Commitment Commission for any period during which that Lender is a Defaulting Lender (and the US Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(B) Each Defaulting Lender shall be entitled to receive letter of credit commissions pursuant to Section 4.01 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its RL Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.19.

(C) With respect to any Commitment Commission or letter of credit commission not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the US Borrowers shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to each applicable Issuing Lender and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.

(D) [reserved].

(iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letters of Credit and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Loan Commitment percentages (calculated without regard to such Defaulting Lender’s Revolving Loan Commitment) but only to the extent that (x) the conditions set forth in Section 6.03 are satisfied at the time of such reallocation (and, unless the Borrowers shall have otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the Aggregate RL Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Loan Commitment. Subject to Section 12.24, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, (A) the US Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure in accordance with the procedures set forth in Section 2.19 and (B) the Borrowers shall, with respect to any Canadian Letter of Credit and without prejudice to any right or remedy available to it hereunder or under law, Cash

Collateralize the Issuing Lender’s risk with respect to the Defaulting Lender in accordance with Section 2.19.

(b) Defaulting Lender Cure. If the Borrowers, the Administrative Agent, the Issuing Lenders and the Swingline Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders (plus break funding amounts under Section 2.11 to the extent purchase occurs in the middle of an Interest Period) or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable credit facility (without giving effect to Section 2.17(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the applicable affected party, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of such party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 2.18 Extension of Term Loans and Revolving Loan Commitments.

(a) Notwithstanding anything to the contrary in this Agreement, subject to the terms of this Section 2.18, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by Silgan to all Lenders of (i) a Tranche of Term Loans with a like Maturity Date or (ii) a Tranche of Revolving Loan Commitments with a like Maturity Date, in each case, on a pro rata basis (based on the aggregate outstanding principal amount of the respective Tranche of Term Loans with a like Maturity Date or Tranche of Revolving Loan Commitments with a like Maturity Date, as the case may be) and on the same terms to each such Lender, Silgan is hereby permitted to consummate, from time to time following the Original Effective Date, transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the Maturity Date of each such Lender’s Term Loans, Revolving Loan Commitments and otherwise modify the terms of such Tranche of Term Loans, Tranche of Revolving Loan Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Tranche of Term Loans, Revolving Loan Commitments (and related outstandings) (and related outstandings) and/or modifying the amortization schedule in respect of such Lender’s Term Loans) (each, an “Extension”, any Extended Term Loans shall constitute a separate Tranche of Term Loans from the Tranche of Term Loans from which they were converted, any Extended Revolving Loan Commitments shall constitute a separate Tranche of Revolving Loan Commitments from the Tranche of Revolving Loan Commitments from which they were converted), so long as the following terms are satisfied:

(i) no Default or Event of Default shall have occurred and be continuing at the time the offering document in respect of an Extension Offer is delivered to the Lenders;

(ii) except as to interest rates, fees and final maturity, the Revolving Loan Commitment of any Revolving Lender extended pursuant to an Extension (an “Extended Revolving Loan Commitment”), and the related outstandings, shall be a Revolving Loan Commitment (or related outstandings, as the case may be) with the same terms as the original Revolving Loan Commitments (and related outstandings) (except for covenants or other provisions contained herein applicable only to periods after the then latest Maturity Date then in effect); provided that (A) (I) subject to the provisions of Section 2.01(i), to the extent dealing with Swingline Loans which mature after the Initial Revolving Loan Maturity Date, all Swingline Loans shall be participated in on a pro rata basis by all Revolving Lenders with Revolving Loan Commitments in accordance with their RL Percentages (and, except as provided in Section 2.01(i), without giving effect to changes thereto on the Initial Revolving Loan Maturity Date, with respect to Swingline Loans theretofore incurred) and (II) subject to the provisions of Section 3.07, to the extent dealing with Letters of Credit which expire after the Initial Revolving Loan Maturity Date, all Letters of Credit shall be participated in on a pro rata basis by all Revolving Lenders with Revolving Loan Commitments in accordance with their RL Percentages (and, except as provided in Section 3.07, without giving effect to changes thereto on the Initial Revolving Loan Maturity Date, with respect to the Letters of Credit theretofore incurred or issued), and all borrowings and commitment reductions under Revolving Loan Commitments of the respective Tranche and (in either case) repayments thereunder shall be made on a pro rata basis (except for (x) payments of interest and fees at different rates on Extended Revolving Loan Commitments (and related outstandings) and (y) repayments required upon the Revolving Loan Maturity Date of the non-extending Revolving Loan Commitments) and (B) at no time shall there be Revolving Loan Commitments hereunder (including Extended Revolving Loan Commitments and any original Revolving Loan Commitments) which have more than four different Revolving Loan Maturity Dates in the aggregate for all such Tranches;

(iii) except as to interest rates, fees, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iv), (v) and (vi), be determined by Silgan and set forth in the relevant Extension Offer), the Term Loans of any Lender that agrees to an extension with respect to such Term Loans extended pursuant to any Extension (“Extended Term Loans”) shall have the same terms as the Tranche of Term Loans subject to such Extension Offer (except for covenants or other provisions contained herein applicable only to periods after the then latest Maturity Date then in effect);

(iv) the final maturity date of any Extended Term Loans shall be no earlier than the latest Maturity Date then in effect (other than the Maturity Date specified in any other Extension Offer with respect to any other Tranche of Extended Term Loans pursuant to this Section 2.18) and the amortization schedule applicable to Term Loans pursuant to Section 5.02(b), (c), (d) or (e), as the case may be, for periods prior to the respective Maturity Date may not be increased;

(v) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans extended thereby;

(vi) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as specified in the respective Extension Offer;

(vii) if the aggregate principal amount of Term Loans (calculated on the face amount thereof) or Revolving Loan Commitments of the applicable Tranche, as the case may be, in respect of which Lenders with Term Loans or Revolving Loan Commitments of such Tranche, as the case may be, shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Term Loans or Revolving Loan Commitments, as the case may be, offered to be extended by Silgan pursuant to such Extension Offer, then the Term Loans or Revolving Loan Commitments, as the case may be, of such Lenders with Term Loans or Revolving Loan Commitments, as the case may be, shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders with Term Loans or Revolving Loan Commitments, as the case may be, have accepted such Extension Offer;

(viii) all documentation in respect of such Extension shall be consistent with the foregoing, and all written communications by Silgan generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and otherwise reasonably satisfactory to the Administrative Agent;

(ix) the applicable Minimum Extension Condition shall be satisfied;

(x) the Minimum Tranche Amount shall be satisfied unless waived by the Administrative Agent;

(xi) (A) no more than three (3) Extensions may be effected in respect of any Tranche of Revolving Loan Commitments and (B) no more than three (3) Extensions may be effected in respect of any Tranche of Term Loans; and

(xii) the Extension shall not become effective unless, on the proposed effective date of the Extension, (A) Silgan shall have delivered to the Administrative Agent a certificate of an authorized officer of each applicable Credit Party dated the applicable date of the Extension and executed by an authorized officer of such Credit Party certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such Extension and (B) the conditions set forth in Sections 6.03(a) and (b) shall be satisfied (with all references in such Section to any Credit Event being deemed to be references to the Extension on the applicable date of the Extension) and the Administrative Agent shall have received a certificate to that effect dated the applicable date of the Extension and executed by an authorized officer of Silgan. In connection with each Extension Offer, each relevant Lender, acting in its sole and individual discretion, shall determine whether it wishes to participate in the respective Extension contemplated by such Extension Offer. Any relevant Lender that does not respond to an Extension Offer within the time period contemplated by the applicable Extension Offer shall be deemed to have rejected such Extension Offer. The election of any relevant Lender to agree to an Extension shall not obligate any other Lender to so agree.

(b) With respect to all Extensions consummated by the Borrowers pursuant to this Section 2.18, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 5.01, 5.02, 12.02 or 12.06 and (ii) no Tranche of Extended Term Loans shall be in an amount of less than $50,000,000 (the “Minimum Tranche Amount”), unless such Minimum Tranche Amount is waived by the Administrative Agent. The Administrative Agent and the Lenders hereby consent to the Extensions and the other transactions contemplated by this Section 2.18 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loans and/or Extended Revolving Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (but otherwise subject to Section 12.12(a)) or any other Credit Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.18; provided that such consent shall not be deemed to be an acceptance of an Extension Offer.

(c) The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Credit Documents with Silgan (and the other applicable Credit Parties) as (and to the extent) may be necessary in order establish new Tranches in respect of Revolving Loan Commitments or Term Loans so extended and such technical amendments as may be necessary in connection with the establishment of such new Tranches, in each case on terms consistent with this Section 2.18.

(d) In connection with any Extension, Silgan shall provide the Administrative Agent at least fifteen (15) Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.18.

Section 2.19 Cash Collateral. At any time that there shall exist a Defaulting Lender, promptly upon demand by the Administrative Agent, any Issuing Lender (with a copy to the Administrative Agent) or the Swingline Lender (with a copy to the Administrative Agent), the Borrowers shall Cash Collateralize the Fronting Exposure of such Issuing Lender and/or the Swingline Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount sufficient to cover all Fronting Exposure with respect to such Issuing Lender or Swingline Lender, as applicable.

(a) Grant of Security Interest. The Revolving Borrowers, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of each Issuing Lender and the Swingline Lender, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations and Swingline Loans with respect to such Revolving Borrower, to be applied pursuant to subsection (b) below. If at any time the Administrative Agent determines that the total amount of such Cash Collateral is less than the amount sufficient to cover all Fronting Exposure with respect to such Issuing Lender or Swingline Lender, as applicable, the Borrowers will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

(b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.19 or Section 2.17 in respect of Letters of Credit and Swingline Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations and Swingline Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) with respect to the Revolving Borrower for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of any Issuing Lender and/or the Swingline Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 2.19 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent, the Issuing Lenders and the Swingline Lender that there exists excess Cash Collateral.

ARTICLE III

LETTERS OF CREDIT.

Section 3.01 Letters of Credit Generally. (a) Subject to and upon the terms and conditions set forth herein, any Revolving Borrower may request that an Issuing Lender in its individual capacity issue, at any time and from time to time on and after the Fifth Amendment Effective Date and prior to the 5th day (or, in the case of trade Letters of Credit, the 30th day) prior to the Revolving Loan Maturity Date, for the account of such Revolving Borrower, (i) an irrevocable standby letter of credit in a form customarily used by such Issuing Lender, or in such other form as has been approved by such Issuing Lender, in support of such obligations of Silgan or any of its Subsidiaries as may be requested by the respective Revolving Borrower (other than obligations in respect of any Indebtedness that is subordinated to the Obligations or ~~capital stock~~Capital Stock) and subject to ISP98 as set forth in the Letter of Credit application or as determined by the applicable Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York, and (ii) an irrevocable trade letter of credit in a form customarily used by such Issuing Lender, or in such other form as has been approved by such Issuing Lender, in support of commercial transactions of any Revolving Borrower or any of its Subsidiaries and subject to the Uniform Customs as set forth in the Letter of Credit application or as determined by the applicable Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York (each letter of credit issued pursuant to this Section 3.01(a), together with each letter of credit described in the immediately succeeding sentence, a “Letter of Credit”). It is hereby acknowledged and agreed that each of the letters of credit described in Schedule II (the “Existing Letters of Credit”), which were issued by Wells Fargo or its affiliates under the Existing Credit Agreement and remain outstanding on the Fifth Amendment Effective Date, shall constitute a “Letter of Credit” for all purposes of this Agreement and shall be deemed issued under this Agreement on the Fifth Amendment Effective Date.

(b) Subject to and upon the terms and conditions set forth herein, each Issuing Lender hereby agrees that it will, at any time and from time to time on and after the Original Effective Date and prior to the 5th day (or, in the case of trade Letters of Credit, the 30th day) prior to the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the respective Revolving Borrower, one or more Letters of Credit; provided that no Issuing Lender shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Fifth Amendment Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Lender as of the Fifth Amendment Effective Date and which such Issuing Lender in good faith deems material to it;

(ii) any regulatory change shall prohibit the issuance of letters of credit generally or such Letter of Credit in particular; or

(iii) such Issuing Lender shall have received notice from the Required Lenders prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 3.03(b).

(c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Obligations (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed the lesser of (A) $125,000,000 (provided that no more than €50,000,000, £50,000,000 or C$50,000,000, as applicable, may have a stated amount in a Primary Alternate Currency) and (B) when added to the aggregate principal amount of all Revolving Loans (for this purpose, using the Dollar Equivalent of all Primary Alternate Currency Revolving Loans) and Swingline Loans (for this purpose, using the Dollar Equivalent of all Euro Denominated Swingline Loans) then outstanding, an amount equal to the Total Revolving Loan Commitment at such time, (ii) no Letter of Credit shall be issued by an Issuing Lender the Stated Amount of which, when added to the Letter of Credit Obligations (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) owed to an Issuing Lender at such time, would exceed such Issuing Lender’s LC Commitment, (iii) each Letter of Credit shall by its terms terminate on or before (A) in the case of standby Letters of Credit, the earlier of (x) one year after the date of issuance thereof (although any such standby Letter of Credit may be extended for successive periods up to one year, but not beyond the Business Day immediately preceding the Revolving Loan Maturity Date, on terms acceptable to the respective Issuing Lender) and (y) the Business Day immediately preceding the Revolving Loan Maturity Date and (B) in the case of trade Letters of Credit, the earlier of (x) 180 days after the date of issuance thereof and (y) the 30th day preceding the Revolving Loan Maturity Date and (iv) each Letter of Credit shall be denominated in Dollars or in a Primary Alternate Currency.

Section 3.02 Minimum Stated Amount. The initial Stated Amount of each Letter of Credit shall be not less than $100,000 (or the Dollar Equivalent thereof) or such lesser amount as is acceptable to the respective Issuing Lender.

Section 3.03 Letter of Credit Requests. (a) Whenever a Revolving Borrower desires that a Letter of Credit be issued for its account, such Revolving Borrower shall give the Administrative Agent and the respective Issuing Lender at least two (2) Business Days’ prior written notice thereof. Each notice shall be in the form of Exhibit C appropriately completed (each a “Letter of Credit Request”).

(b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the respective Revolving Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 3.01(c). Unless the respective Issuing Lender has received notice from the Required Lenders before it issues a Letter of Credit that one or more of the conditions specified in Section 6.01 or 6.03, as the case may be, are not then satisfied, or that the issuance of such Letter of Credit would violate Section 3.01(c), then such Issuing Lender may issue the requested Letter of Credit for the account of the respective Revolving Borrower in accordance with such Issuing Lender’s usual and customary practices. Upon its issuance of, or its entering into any amendment with respect to, any Letter of Credit, the respective Issuing Lender shall promptly notify the Administrative Agent of such issuance or amendment and deliver to the Administrative Agent a copy of the Letter of Credit actually issued or amended, as the case may be.

(c) At any time that there is an Issuing Lender that is not also the financial institution acting as Administrative Agent, then (i) on the last Business Day of each calendar month, (ii) on each date that a Letter of Credit is amended, terminated or otherwise expires, (iii) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (iv) upon the request of the Administrative Agent, each Issuing Lender (or, in the case of clauses (ii), (iii) or (iv) of this Section, the applicable Issuing Lender) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, cash collateral, or termination in respect of Letters of Credit issued by such Issuing Lender) with respect to each Letter of Credit issued by such Issuing Lender that is outstanding hereunder. In addition, each Issuing Lender shall provide notice to the Administrative Agent of its LC Commitment, or any change thereto, promptly upon it becoming an Issuing Lender or making any change to its LC Commitment. No failure on the part of any Issuing Lender to provide such information pursuant to this Section 3.03(c) shall limit the obligations of any Borrower or any Revolving Lender hereunder with respect to its reimbursement and participation obligations hereunder. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into the utilization of any Issuing Lender’s LC

Commitment (it being understood and agreed that each Issuing Lender shall monitor compliance with its own LC Commitment without any further action by the Administrative Agent).

Section 3.04 Letter of Credit Participations. (a) Immediately upon the issuance by an Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold to each Revolving Lender (each such Revolving Lender, in its capacity under this Section 3.04, a “Participant”), and each such Participant shall be deemed irrevocably and unconditionally to have purchased from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant’s RL Percentage in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the respective Revolving Borrower under this Agreement with respect thereto, in the respective Letter of Credit Fees (but not Fronting Fees) payable with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or RL Percentages of the Lenders pursuant to Section 2.13, 2.15, 2.17 or 12.04(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 3.04 to reflect the new RL Percentages of the assignor and assignee Lender, as the case may be.

(b) In determining whether to pay under any Letter of Credit, no Issuing Lender shall have any obligation relative to the Participants therein other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by an Issuing Lender under or in connection with any Letter of Credit issued by it shall not create for an Issuing Lender any resulting liability to any Revolving Borrower, any other Credit Party, any Participant or any other Lender unless such action is taken or omitted to be taken with gross negligence or willful misconduct on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

(c) In the event that any Issuing Lender makes any payment under any Letter of Credit issued by it and the respective Revolving Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 3.05(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of the respective Issuing Lender, the amount of such Participant’s RL Percentage of such unreimbursed payment in Dollars (or to the extent the respective Unpaid Drawing is, in accordance with Section 3.05(a), to be reimbursed by the respective Revolving Borrower in a Primary Alternate Currency, the respective Primary Alternate Currency) and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (Local Time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Administrative Agent for the account of the respective Issuing Lender in Dollars (or to the extent the respective Unpaid Drawing is, in accordance with Section 3.05(a), to be reimbursed by the respective Revolving Borrower in a Primary Alternate Currency, the respective Primary Alternate Currency) such Participant’s RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its RL Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Issuing Lender, such Participant agrees to pay to the Administrative Agent for the account of such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Issuing Lender at the overnight Federal Funds Rate (or, in the case of amounts owed in a Primary Alternate Currency, the Administrative Agent’s customary rate for interbank advances in the relevant Primary Alternate Currency) for the first three days and at the interest rate applicable to Revolving Loans maintained as Base Rate Loans for each day thereafter. The failure of any Participant to make available to the Administrative Agent for the account of an Issuing Lender such Participant’s RL Percentage of any payment under any Letter of Credit issued by such Issuing Lender shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Lender such Participant’s RL Percentage of any Letter of Credit issued by such Issuing Lender on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Issuing Lender such other Participant’s RL Percentage of any such payment.

(d) Whenever an Issuing Lender receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Issuing Lender any payments from the respective Participants pursuant to clause (c) above, such Issuing Lender shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each such Participant which has paid its RL Percentage thereof, in Dollars (or in the respective Alternate Currency in the case of payments to be made in such Currencies pursuant to Section 3.05(a)) and in same day funds, an amount equal to such Participant’s share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

(e) Upon the request of any Participant, each Issuing Lender shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

(f) The obligations of the respective Participants to make payments to the Administrative Agent for the account of each Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

(ii) the existence of any claim, set-off, defense or other right which any Revolving Borrower, any other Credit Party or any Subsidiary thereof may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, such Issuing Lender, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Revolving Borrower, any other Credit Party or any Subsidiary thereof and the beneficiary named in any such Letter of Credit);

(iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

(v) the occurrence of any Default or Event of Default.

Section 3.05 Agreement to Repay Letter of Credit Drawings.

(a) Each Revolving Borrower hereby agrees to reimburse each Issuing Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office, (i) in Dollars for any payment or disbursement made by such Issuing Lender under any Dollar Letter of Credit issued by it for such Revolving Borrower’s account (each such amount so paid or disbursed until reimbursed by the respective Revolving Borrower, a “Dollar Unpaid Drawing”), and (ii) in the relevant Primary Alternate Currency for any payment or disbursement made by such Issuing Lender under any Primary Alternate Currency Letter of Credit issued by it for such Revolving Borrower’s account; provided that in the case of any such payment or disbursement under any Primary Alternate Currency Letter of Credit which is unpaid on the date of the occurrence of a Sharing Event, or which payments or disbursements are made thereafter, such amounts shall be paid in Dollars using the Dollar Equivalent of the amount of the respective payment or disbursement made in the relevant Primary Alternate Currency as such Dollar Equivalent is determined on the first date upon which the respective Sharing Event occurs or, if later, the date upon which the respective payment or disbursement is made (each such amount so paid or disbursed until reimbursed by the respective Revolving Borrower, a “Primary Alternate Currency Unpaid Drawing”). All Unpaid Drawings shall be paid immediately after, and in any event on the date of, such payment or disbursement with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (Local Time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Issuing Lender was reimbursed therefore at a rate per annum which shall be (x) in the case of Dollar Letters of Credit (and other amounts owing in Dollars after the occurrence of a Sharing Event), the Base Rate in effect from time to time plus the Applicable Margin in effect from time to time for Revolving Loans that are maintained as Base Rate Loans, and (y) in the case of Primary Alternate Currency Letters of Credit (for periods occurring prior to the occurrence of a Sharing Event), the Eurocurrency Rate in effect from time to time plus the Applicable Margin in effect from time to time for Revolving Loans that are maintained as Eurocurrency Rate Loans; provided, however, in each case, to the extent such amounts are not reimbursed prior to 12:00 Noon (Local Time) on the fourth Business Day following notice of such payment or disbursement (although no such notice shall be required to be given if a Default or an Event of Default under Section 10.05 shall exist, in which case interest shall accrue on such amounts as hereinafter provided in this proviso), interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by such Revolving Borrower) at a rate per annum which shall be (x) in the case of Dollar Letters of Credit (and other amounts owing with respect to any Letter of Credit in Dollars after the occurrence of a Sharing Event), the Base Rate in effect from time to time plus the Applicable Margin as in effect from time to time for Revolving Loans that are maintained as Base Rate Loans plus 2%, and (y) in the case of Primary Alternate Currency Letters of Credit (for periods occurring prior to the occurrence of a Sharing Event), the applicable Eurocurrency Rate in effect from time to time plus the Applicable Margin as in effect from time to time for Revolving Loans that are maintained as Eurocurrency Rate Loans plus 2%, in each case, with such interest to be payable on demand.

(b) The obligations of each Revolving Borrower under this Section 3.05 to reimburse each Issuing Lender with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Revolving Borrower may have or have had against any Lender (including in such Lender’s capacity as issuer of the Letter of Credit or as a Participant with respect thereto), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each a “Drawing”) to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that no Revolving Borrower shall be obligated to reimburse an Issuing Lender for any wrongful payment made by such Issuing Lender under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

Section 3.06 Increased Costs. If at any time after the Relevant Effective Date, the introduction of or any change in applicable law, rule or regulation, guideline or in the interpretation or administration thereof by the NAIC or any Governmental Authority charged with the interpretation or administration thereof, or compliance by an Issuing Lender or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in generally accepted accounting principles, shall either (i) impose, modify or deem applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by such Issuing Lender or participated in by any Participant, or (ii) impose on such Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement or any respective Letter of Credit, and the result of any of the foregoing is to increase the cost to such Issuing Lender or any Participant of issuing, maintaining or participating in any such Letter of Credit, or reduce the amount of any sum received or receivable by such Issuing Lender or any Participant hereunder, then, upon demand to the respective Revolving Borrower by such Issuing Lender or such Participant (a copy of which notice shall be sent by such Issuing Lender or such Participant to the Administrative Agent), such Revolving Borrower shall, subject to the provisions of Section 2.10(g) (to the extent applicable), pay to such Issuing Lender or such Participant the additional amount or amounts as will compensate such Issuing Lender or such Participant for such increased cost or reduction. A certificate submitted to the respective Revolving Borrower by an Issuing Lender or a Participant, as the case may be (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Issuing Lender or such Participant as aforesaid, shall be conclusive and binding on such Revolving Borrower, absent manifest error, as to the amount thereof.

Section 3.07 Extended Revolving Loan Commitments. If the Initial Revolving Loan Maturity Date shall have occurred at a time when Extended Revolving Loan Commitments are in effect, then such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Lenders to purchase participations therein and to make payments in respect thereof pursuant to Section 3.04) under (and ratably participated in by Revolving Lenders under the applicable Tranche pursuant to) the Extended Revolving Loan Commitments up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Extended Revolving Loan Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated). Except to the extent of reallocations of participations pursuant to the prior sentence, the occurrence of the Initial Revolving Loan Maturity Date shall have no effect upon (and shall not diminish) the percentage participations of the Revolving Lenders under the Revolving Loan Commitments in any Letter of Credit issued before the Initial Revolving Loan Maturity Date.

ARTICLE IV

FEES; COMMITMENTS; REDUCTIONS OF COMMITMENTS.

Section 4.01 Fees.

(a) Commitment Commission. Each Revolving Borrower jointly and severally agrees to pay to the Administrative Agent for distribution to each Revolving Lender that is a Non-Defaulting Lender a commitment commission (the “Commitment Commission”) for the period from the ~~Third~~Fifth Amendment Effective Date to but excluding the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate per annum equal to the Applicable Commitment Commission Percentage on the daily Unutilized Revolving Loan Commitment of such Revolving Lender; provided that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Loan Commitment for the purposes of calculating the Commitment Commission. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date or upon such earlier date as the Total Revolving Loan Commitment shall have been terminated. Notwithstanding the foregoing, Commitment Commission in respect of any Extended Revolving Loan Commitments shall be the rate set forth in the relevant Extension Offer.

(b) [Reserved].

(c) Letter of Credit Fee. Each Revolving Borrower jointly and severally agrees to pay to the Administrative Agent for proportionate distribution to each Revolving Lender (based upon each such Revolving Lender’s RL Percentage) a fee in respect of such Revolving Lender’s participation in each Letter of Credit issued hereunder (the “Letter of Credit Fee”) for the period from and including the date of issuance of such Letter of Credit to and including the termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin as in effect from time to time for Revolving Loans that are maintained as Eurocurrency Rate Loans or RFR Loans (other than SONIA RFR Loans) on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding. Notwithstanding the foregoing, the Letter of Credit Fees in respect of any Extended Revolving Loan Commitment shall be the rate set forth in the relevant Extension Offer.

(d) Fronting Fee. Each Revolving Borrower jointly and severally agrees to pay to each Issuing Lender, for its own account, a fronting fee in respect of each Letter of Credit issued by such Issuing Lender hereunder (the “Fronting Fee”) for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to 1/4 of 1% on the daily Stated Amount of such Letter of Credit, provided that in any event the minimum amount of Fronting Fees payable in any quarter for each Letter of Credit shall be not less than $125. Accrued Fronting Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

(e) Letter of Credit Processing Fee. Each Revolving Borrower jointly and severally agrees to pay to each Issuing Lender, for its own account, in respect of each Letter of Credit issued by it hereunder, such amount or amounts as such Issuing Lender customarily charges as processing fees for issuing, amending and paying on letters of credit.

(f) Other Fees. The Borrowers jointly and severally agree to pay to the Administrative Agent, the other Agent and the Joint Lead Arrangers, for their own accounts, such fees as may be agreed to from time to time between the Borrowers and the Administrative Agent, the other Agent and/or the Joint Lead Arrangers, as the case may be.

(g) Incremental Fees. Silgan and each other Borrower agrees to pay to the Incremental Term Loan Lenders and/or the Incremental Revolving Lenders, for their own accounts, such fees as may be separately agreed to with such Incremental Term Loan Lenders and/or the Incremental Revolving Lenders pursuant to Sections 2.14 and/or 2.15, as the case may be.

Section 4.02 Voluntary Termination of ~~Revolving~~ Commitments.

(a) (i) Revolving Loan Commitment. Upon at least two (2) Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) by any Borrower to the

Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), any Revolving Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or, if in part, in integral multiples of $1,000,000, provided that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Revolving Lender. A notice of termination of the Total Unutilized Revolving Loan Commitment pursuant to this Section 4.02(a), delivered by a Revolving Borrower contemporaneously with a notice of prepayment of all outstanding Loans pursuant to Section 5.01(a), may state that such notice is conditioned upon the effectiveness of other credit facilities the proceeds of which will be used to refinance in full this Agreement, in which case such notice may be revoked by such Revolving Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied; provided, however, any such revocation shall not affect any Revolving Borrower’s obligations pursuant to Section 2.11.

~~(ii) [Reserved].~~

(ii)  ~~(iii)~~ Incremental Term Loan Commitments. Upon at least two (2) Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) by an Incremental Term Loan Borrower to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), such Incremental Term Loan Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Incremental Term Loan Commitment under the Tranche with respect to such Incremental Term Loan Borrower, provided that (x) any such termination or partial reduction shall apply proportionately to permanently reduce the Incremental Term Loan Commitment of each of the Lenders with such a Commitment under such Tranche and (y) any partial reduction pursuant to this Section 4.02(a)(~~iii~~ii) shall be in integral multiples of $1,000,000 (or the Dollar Equivalent thereof). To the extent that any such Incremental Term Loan Commitments are terminated or are voluntarily reduced in each case without being utilized, the amount of such Incremental Term Loan Commitments so terminated or voluntarily reduced may again be available to be obtained under Section 2.14 within the limits set forth therein.

(b) Termination of Lender. In the event of the refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to any of the matters set forth in clauses (i) through (vii), inclusive, of the first proviso in Section 12.12(a) which has been approved by the Required Lenders, the Borrowers shall have the right (subject to the requirements of Section 12.12(b)), upon five (5) Business Days’ prior written notice to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to terminate the entire Revolving Loan Commitment and Incremental Term Loan Commitments of such Lender, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts owing to such Lender (but excluding the termination of any Commitments and payment of amounts owing in respect of Loans (and related Commitments) of any Tranche maintained by such Lender, if such Commitments are not being terminated and Loans not being repaid pursuant to Section 12.12(b)) are repaid concurrently with the effectiveness of such termination pursuant to Section 5.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, unless the respective Lender continues to have outstanding Loans or Commitments hereunder, such Lender shall no longer constitute a “Lender” for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 2.10, 2.11, 3.06, 5.04, 12.01 and 12.06), which shall survive as to such repaid Lender.

Section 4.03 Mandatory Reduction or Termination of Commitments.

(a) In addition to any other mandatory commitment reductions pursuant to this Section 4.03, (i) the Total US A Term Loan Commitment (and the US A-1 Term Loan Commitment and US A-2 Term Loan Commitment of each Lender) shall terminate in its entirety on the ~~Third~~Fifth Amendment Effective Date (after the incurrence of the respective Tranches of Term Loans on such date) and (ii) the Total Euro A-3 Term Loan Commitment (and the Euro A-3 Term Loan Commitment of each Lender) shall terminate in its entirety on the Fifth Amendment Effective Date (after the incurrence of the Euro A-3 Term Loans on such date).

(b) In addition to any other mandatory commitment reductions pursuant to this Section 4.03, the Total Incremental Term Loan Commitment under a given Tranche shall (i) be permanently reduced on each Incremental Term Loan Borrowing Date in respect of such Tranche in an amount equal to the aggregate principal amount of Incremental Term Loans of such Tranche incurred on each such date, (ii) terminate in its entirety (to the extent not theretofore terminated) on the Incremental Commitment Termination Date for such Tranche of Incremental Term Loans (after giving effect to any Incremental Term Loans of such Tranche to be made on such date) and (iii) prior to the termination of the Total Incremental Term Loan Commitment in respect of such Tranche, be permanently reduced from time to time to the extent required by Section 5.02(j).

(c) In addition to any other mandatory commitment reductions pursuant to this Section 4.03, (i) the Total Revolving Loan Commitment (other than Extended Revolving Loan Commitments) shall terminate in its entirety on the Initial Revolving Loan Maturity Date and (ii) the Total Revolving Loan Commitment remaining in effect after the Initial Revolving Loan Maturity Date shall terminate in its entirety upon the Revolving Maturity Date applicable to any Extended Revolving Loan Commitments.

(d) In addition to any other mandatory commitment reductions pursuant to this Section 4.03, the Total Revolving Loan Commitment shall be permanently reduced from time to time to the extent required by Section 5.02(j).

(e) Each reduction to, and/or termination of, the Total Revolving Loan Commitment pursuant to this Section 4.03 shall be applied proportionately to permanently reduce, and/or terminate, the Revolving Loan Commitment of each Revolving Lender. Each reduction to, and/or termination of, the Total Incremental Term Loan Commitment under a given Tranche pursuant to this Section 4.03 shall be applied proportionately to permanently reduce, and/or terminate, the Incremental Term Loan Commitment of each Lender with such a Commitment under such Tranche; provided, however, any mandatory reduction to the Incremental Term Loan Commitments pursuant to Section 5.02(j) shall be applied to proportionately and permanently reduce the Incremental Term Loan Commitments of all Lenders for all Tranches on a pro rata basis (based on the then remaining amounts of such Incremental Term Loan Commitments).

ARTICLE V

PREPAYMENTS; PAYMENTS; COMMITMENT REDUCTIONS.

Section 5.01 Voluntary Prepayments. (a) Each Borrower shall have the right to prepay the Loans made to such Borrower, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:

(i) such Borrower shall give the Administrative Agent prior to 3:00 P.M. (Local Time) at the applicable Notice Office (A) at least one (1) Business Day’s prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans (or same day notice in the case of Swingline Loans provided such notice is given prior to 2:30 P.M. (Local Time) on such Business Day), (B) at least three (3) Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay ~~CDOR Rate~~Term CORRA Loans and Canadian Prime Rate Loans, (C) in the case of an RFR Loan denominated in Dollars, at least three (3) RFR Business Days before prepayment of such RFR Loan, (D) [reserved], (E) in the case of an RFR Loan denominated in any Alternate Currency, at least three (3) RFR Business Days before prepayment of such RFR Loan, and (F) in the case of a Eurocurrency Rate Loan denominated in any Alternate Currency (other than Euro Denominated Swingline Loans), at least three (3) Eurocurrency Banking Days before prepayment of such Eurocurrency Rate Loan;

(ii) which notice (A) shall specify whether US A-1 Term Loans, US A-2 Term Loans, Euro A-3 Term Loans, Incremental Term Loans under a given Tranche, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment, the Types of Loans to be prepaid and, in the case of Eurocurrency Rate Loans (other than Euro Denominated Swingline Loans)~~,~~ and RFR Loans ~~and CDOR Rate Loans~~, the specific Borrowing or Borrowings pursuant to which such Eurocurrency Rate Loans~~,~~ or RFR ~~Loans or CDOR Rate~~ Loans were made, and (B) the Administrative Agent shall promptly transmit to each of the Lenders (or in the case of a prepayment of a Swingline Loan, to the Swingline Lender);

(iii) each partial prepayment shall be in an aggregate principal amount of at least $1,000,000 (taking the Dollar Equivalent of any amounts to be prepaid in an Alternate Currency) (or $250,000 in the case of Swingline Loans (taking the Dollar Equivalent of any Euro Denominated Swingline Loans) or, in the case of Incremental Term Loans of a given Tranche, the minimum principal amount set forth in the Incremental Term Loan Commitment Agreement for such Tranche), provided that if any partial prepayment of Eurocurrency Rate Loans~~,~~ or RFR Loans ~~or CDOR Rate Loans~~ made pursuant to any Borrowing shall reduce the outstanding Eurocurrency Rate Loans (other than Euro Denominated Swingline Loans)~~,~~ or RFR ~~Loans or CDOR Rate~~ Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then (A) if such Borrowing is a Borrowing of RFR Loans in Dollars, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans and any election of an Interest Period thereafter with respect thereto given by such Borrower shall have no force or effect, (B) if such Borrowing is a Borrowing of ~~CDOR Rate~~Term CORRA Loans, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Canadian Prime Rate Loans and any election of an Interest Period thereafter with respect thereto given by such Borrower shall have no force or effect, and (C) if such Borrowing is a Borrowing of Alternate Currency Loans under a given Tranche (other than Canadian Dollar Loans), the respective Borrower shall cooperate with the Administrative Agent in selecting Interest Periods at the end of the then current Interest Period or Interest Periods so as to align such Borrowing with the Interest Period or Interest Periods applicable to one or more other Borrowings of such Tranche of Alternate Currency Loans;

(iv) each prepayment in respect of any Term Loans made pursuant to this Section 5.01(a) shall be allocated among the different Tranches of Term Loans or applied to a single Tranche of Term Loans in each case as Silgan shall specify in the respective notice of prepayment; provided, however, if either Silgan fails to specify how such prepayment is to be allocated or a Default or an Event of Default exists at the time of the respective prepayment, such prepayment shall be allocated among the Tranches of Term Loans on a pro rata basis (with each Tranche of Term Loans to be allocated its Term Loan Percentage of the amount of such prepayment);

(v) each prepayment of any Tranche of Term Loans pursuant to this Section 5.01(a) shall be applied to the Term Loan Scheduled Repayments of each such Tranche of Term Loans in direct order of maturity; and

(vi) each prepayment in respect of any Tranche of Loans pursuant to this Section 5.01(a) shall be applied pro rata among the Lenders with outstanding Loans of such Tranche; provided that at the respective Revolving Borrower’s election in connection with any prepayment of Revolving Loans pursuant to this Section 5.01(a), as the case may be, such prepayment shall not, so long as no Default or Event of Default then exists, be applied to any Revolving Loan of a Defaulting Lender.

A notice of prepayment of all outstanding Loans pursuant to this Section 5.01(a), delivered by a Borrower contemporaneously with a notice of termination of the Total Unutilized Revolving Loan Commitment pursuant to Section 4.02(a), may state that such notice is conditioned upon the effectiveness of other credit facilities the proceeds of which will be used to refinance in full this Agreement, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied; provided, however, any such revocation shall not affect any Borrower’s obligations pursuant to Section 2.11.

(b) In the event of the refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to any of the matters described in clauses (i) through (vii), inclusive, of the first proviso in Section 12.12(a) which have been approved by the Required Lenders, the Borrowers shall have the right (subject to the requirements of Section 12.12(b)), upon five (5) Business Days’ prior written notice to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) to repay all Loans, together with accrued and unpaid interest, Fees and other amounts (including, without limitation, all obligations under Section 2.11), then owing to such Lender (or, at the Borrowers’ discretion, owing to such Lender solely with respect to the Tranche which gave rise to the need to obtain such Lender’s individual consent) in accordance with said Section 12.12(b) so long as (A) in the case of the repayment of Revolving Loans of any Revolving Lender pursuant to this Section 5.01(b), the Revolving Loan Commitment of such Revolving Lender is terminated concurrently with such repayment pursuant to Section 4.02(b) (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments), (B) in the case of the repayment of Incremental Term Loans of any Lender under a given Tranche, the Incremental Term Loan Commitment of such Lender under such Tranche is terminated concurrently with such repayment pursuant to Section 4.02(b) (at which time Schedule I shall be deemed modified to reflect the changed Incremental Term Loan Commitments of such Tranche) and (C) the consents required by Section 12.12(b) in connection with the repayment pursuant to this Section 5.01(b) have been obtained. Each prepayment of any Term Loans pursuant to this Section 5.01(b) shall be applied to reduce the then remaining Term Loan Scheduled Repayments of such Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amount of such Term Loan Scheduled Repayments after giving effect to all prior reductions thereto).

Section 5.02 Mandatory Repayments, Prepayments and Commitment Reductions.

(a) (i) Swingline Loans; Revolving Loans; Cash Collateral. On any day on which the Aggregate RL Exposure exceeds the Total Revolving Loan Commitment as then in effect, the Revolving Borrowers shall prepay on such day the principal of outstanding Swingline Loans and, after all Swingline Loans have been repaid in full or if no Swingline Loans are then outstanding, Revolving Loans in an amount (in the case of payments made with respect to Euro Denominated Swingline Loans and Primary Alternate Currency Revolving Loans, taking the Dollar Equivalent of the amounts paid in the respective Primary Alternate Currency in which payments on such

Euro Denominated Swingline Loans and Primary Alternate Currency Revolving Loans are owing) equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of all Letter of Credit Obligations exceeds the Total Revolving Loan Commitment as then in effect, the Revolving Borrowers shall pay to the Administrative Agent at the applicable Payment Office on such day an amount of cash and/or Cash Equivalents in Dollars (and/or, to the extent that any Letter of Credit Obligations are denominated in a Primary Alternate Currency, in the Dollar Equivalent thereof) equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Obligations at such time), such cash or Cash Equivalents to be held as security for all Obligations of the Revolving Borrowers hereunder in a cash collateral account maintained by the Administrative Agent (the “Cash Collateral Account”); provided, however, that such amounts shall, so long as no Default or Event of Default then exists, be released to the Revolving Borrowers from time to time so long as the Total Revolving Loan Commitment as then in effect exceeds the Aggregate RL Exposure at such time.

(ii) Primary Alternate Currency Revolving Loans. On any day on which the Dollar Equivalent of the aggregate outstanding principal amount of all Primary Alternate Currency Revolving Loans exceeds the Primary Alternate Currency Revolving Loan Sublimit, the Revolving Borrowers shall prepay on such day the principal of outstanding Primary Alternate Currency Revolving Loans in an amount (taking the Dollar Equivalent of the amounts paid in the respective Primary Alternate Currency in which payments on such Primary Alternate Currency Revolving Loans are owing) equal to such excess.

(iii) Dutch Borrower Revolving Loans. On any day on which the Euro Equivalent of the aggregate outstanding principal amount of all Dutch Borrower Revolving Loans exceeds the Dutch Borrower Revolving Loan Sublimit, the Dutch Borrowers shall prepay on such day the principal of outstanding Dutch Borrower Revolving Loans in an amount (taking the Euro Equivalent of the amounts paid in the respective Primary Alternate Currency (other than Euros) and Dollars in which payments on such Dutch Borrower Revolving Loans are owing, as applicable) equal to such excess.

(iv) Letters of Credit. On any day on which the aggregate amount of Letter of Credit Obligations exceeds $125,000,000 (for this purpose, using the Dollar Equivalent with respect to any Euro Denominated Letters of Credit), the Revolving Borrowers shall pay to the Administrative Agent at the applicable Payment Office on such day an amount of cash and/or Cash Equivalents in Dollars (and/or, to the extent that any Letter of Credit Obligations are denominated in a Primary Alternate Currency, in the Dollar Equivalent thereof) equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Obligations at such time, such cash or Cash Equivalents to be held as security for all Obligations of the Revolving Borrowers hereunder in the Cash Collateral Account; provided, however, that such amounts shall, so long as no Default or Event of Default then exists, be released to the Revolving Borrowers from time to time to the extent that $125,000,000 (for this purpose, using the Dollar Equivalent with respect to any Euro Denominated Letters of Credit) exceeds the aggregate Letter of Credit Obligations, at such time.

(v) Swingline Loans. On any day on which the aggregate outstanding principal amount of all Swingline Loans (for this purpose, using the Dollar Equivalent with respect to any Euro Denominated Swingline Loans) exceeds the Maximum Swingline Amount, the Revolving Borrowers shall prepay on such day the principal of outstanding Swingline Loans in an amount

(taking the Dollar Equivalent of the amounts paid in Euros in which payments on such Euro Denominated Swingline Loans are owing) equal to such excess.

(vi) Limitation on Prepayment of Eurocurrency ~~Rate Loans, CDOR~~ Rate Loans and RFR Loans. The Borrowers may not prepay any Eurocurrency Rate Loan, ~~CDOR Rate~~Term CORRA Loan or Term SOFR Loan on any day other than on the last day of the Interest Period applicable thereto, or any Daily Simple RFR Loan on any day other than an Interest Payment Date therefor, unless, subject to the terms of Section 5.02(k)(ii), such prepayment is accompanied by any amount required to be paid pursuant to Section 2.11 hereof.

(b) US A-1 Term Loan Amortization. In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, on each date set forth below, Silgan shall be required to repay the outstanding principal amount of the US A-1 Term Loan in consecutive annual installments equal to the applicable percentage set forth below times the original principal amount of the US A-1 Term Loans outstanding on the ~~Third~~Fifth Amendment Effective Date (each such repayment, as the same may be (x) reduced in amount as provided in Sections 5.01(a), 5.01(b) and 5.02(j) or (y) increased in amount as provided in clause (ii) of Section 2.14(c), a “US A-1 Term Loan Scheduled Repayment”), with the remaining outstanding principal amount to be repaid on the Initial Term Loan Maturity Date:

US A-1 Term Loan Scheduled Repayment Date	Percentage
~~September 30, 2022~~December 31, 2025	~~0.0~~1.0%
~~September 30, 2023~~December 31, 2026	5.0%
December 31, ~~2024~~2027	10.0%
December 31, ~~2025~~2028	10.0%
December 31, ~~2026~~2029	10.0%

(c) US A-2 Term Loan Amortization. In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, on each date set forth below, Silgan shall be required to repay the outstanding principal amount of the US A-2 Term Loan in consecutive annual installments equal to the applicable percentage set forth below times the original principal amount of the US A-2 Term Loans outstanding on the ~~Third~~Fifth Amendment Effective Date (each such repayment, as the same may be (x) reduced in amount as provided in Sections 5.01(a), 5.01(b) and 5.02(j) or (y) increased in amount as provided in clause (ii) of Section 2.14(c), a “US A-2 Term Loan Scheduled Repayment”), with the remaining outstanding principal amount to be repaid on the Initial Term Loan Maturity Date:

US A-2 Term Loan Scheduled Repayment Date	Percentage
~~September 30, 2022~~December 31, 2025	~~0.0~~1.0%
~~September 30, 2023~~December 31, 2026	5.0%
December 31, ~~2024~~2027	10.0%
December 31, ~~2025~~2028	10.0%

December 31, ~~2026~~2029	10.0%

~~(d) [Reserved].~~

(d) Euro A-3 Term Loan Amortization. In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, on each date set forth below, Silgan shall be required to repay the outstanding principal amount of the Euro A-3 Term Loan in consecutive annual installments equal to the applicable percentage set forth below times the original principal amount of the Euro A-3 Term Loans outstanding on the Fifth Amendment Effective Date (each such repayment, as the same may be (x) reduced in amount as provided in Sections 5.01(a), 5.01(b) and 5.02(j) or (y) increased in amount as provided in clause (ii) of Section 2.14(c), a “Euro A-3 Term Loan Scheduled Repayment”), with the remaining outstanding principal amount to be repaid on the Initial Term Loan Maturity Date:

Euro A-3 Term Loan Scheduled Repayment Date	Percentage
December 31, 2025	1.0%
December 31, 2026	5.0%
December 31, 2027	10.0%
December 31, 2028	10.0%
December 31, 2029	10.0%

(e) Incremental Term Loan Amortization. In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, the respective Incremental Term Loan Borrower shall be required to make, with respect to each Tranche of Incremental Term Loans incurred by such Incremental Term Loan Borrower, to the extent then outstanding, scheduled amortization payments of such Tranche of Incremental Term Loans on the dates and in the principal amounts set forth in the respective Incremental Term Loan Commitment Agreement (each such repayment, as the same may be (x) reduced in an amount as provided in Sections 5.01(a), 5.01(b) and 5.02(j) or (y) increased in an amount as provided in clause (ii) of Section 2.14(c), an “Incremental Term Loan Scheduled Repayment” and, together with the US A-1 Term Loan Scheduled Repayments ~~and~~, the US A-2 Term Loan Scheduled Repayments and the Euro A-3 Term Loan Scheduled Repayments, the “Term Loan Scheduled Repayments”); provided that, if any Incremental Term Loans are incurred which will be added to (and form part of) an existing Tranche of Term Loans, the amount of the then remaining Term Loan Scheduled Repayments of the respective Tranche shall be proportionally increased (with the aggregate amount of increases to the then remaining Incremental Term Loan Scheduled Repayments of such Tranche to equal the aggregate principal amount of such new Incremental Term Loans then being incurred) in accordance with the requirements of clause (ii) of Section 2.14(c).

(f) [Reserved].

(g) Prepayments from ~~Net Sale Proceeds~~Asset Sales. In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, within ~~three~~ten (~~3~~10) Business Days following each date on or after the ~~Third~~Fifth Amendment Effective Date upon which Silgan or any of its Subsidiaries receives any ~~cash proceeds~~Net Proceeds from any Asset Sale to the extent that the aggregate amount of such Net Proceeds exceeds $750,000,000 for all such Asset Sales after the Fifth Amendment Effective Date, an amount equal to 100% of ~~the~~such Net ~~Sale Proceeds therefrom in excess of the greater of (i) $100,000,000 or (ii) 30% of the aggregate for the Net Sale Proceeds received from all such Asset Sales during the immediately preceding twelve month period~~Proceeds shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 5.02(j) (it being agreed, for the avoidance of doubt, that only the amount in excess of the threshold noted

above shall be subject to such prepayment); provided, however, such Net ~~Sale~~ Proceeds shall not be required to be so applied on such date so long as no Default or Event of Default then exists and such Net ~~Sale~~ Proceeds shall be used to purchase property or assets (~~other than current assets~~including a Permitted Acquisition) used or to be used in the businesses of Silgan and its Subsidiaries as are permitted by Section 9.13 within ~~twelve~~eighteen (~~12~~18 ) months following the date of such Asset Sale (or enter into a definitive agreement committing to so invest within ~~six (6) months after the date of~~ such ~~agreement~~eighteen (18) month period), and any proceeds committed for such purposes pursuant to a binding written commitment within such ~~twelve~~eighteen (~~12~~18 ) month period shall be used for such purposes within an additional ~~six~~twelve (~~6~~12) months; provided further, that if all or any portion of such Net ~~Sale~~ Proceeds not required to be so applied as a mandatory repayment and/or commitment reduction as provided above are not so reinvested within such ~~twelve (12) month period (or~~ eighteen (18) month period (or thirty (30) month period, as applicable), such remaining portion shall be applied on the last day of such ~~twelve~~eighteen (~~12~~18 )-month period (or ~~eighteen~~thirty (~~18~~30 ) month period, as applicable) as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 5.02(j); provided further, that in the event that an Event of Default has occurred and is continuing, 100% of the Net ~~Sale~~ Proceeds from any Supply Agreement Asset Sale shall be applied as a mandatory prepayment pursuant to this clause (g) ~~(without regard to the application of the dollar threshold amount and reinvestment rights of the Borrowers contained herein)~~.

(h) Prepayments from Recovery Events~~; Net Insurance Proceeds~~. In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, within ten (10) Business Days following each date on or after the ~~Third~~Fifth Amendment Effective Date upon which Silgan or any of its Subsidiaries receives any ~~cash proceeds~~Net Proceeds from any Recovery Event, an amount equal to 100% of the Net ~~Insurance~~ Proceeds therefrom in excess of $~~100,000,000~~200,000,000 in the aggregate for the Net ~~Sale~~ Proceeds received from all such Recovery Events during the immediately preceding twelve month period shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 5.02(j); provided, however, that so long as no Default or Event of Default then exists, such proceeds shall not be required to be so applied on such date to the extent that such proceeds shall be used (or committed to be used pursuant to a binding written commitment) to replace or restore any properties or assets in respect of which such proceeds were paid (and/or to invest in a then existing manufacturing facility to accommodate for the loss of capacity at the manufacturing facility subject to such Recovery Event) within ~~twelve~~eighteen (~~12~~18 ) months following the date of the receipt of such proceeds (or to reimburse Silgan or any such Subsidiary on the date of receipt of such proceeds for amounts theretofore expended by Silgan or such Subsidiary to replace or restore any such properties or assets or to invest in a then existing manufacturing facility, as the case may be), and any proceeds committed for such purposes pursuant to a binding written commitment within such ~~twelve~~eighteen (~~12~~18 ) month period shall be used for such purposes within an additional twelve (12) months; provided further, that if all or any portion of such proceeds not required to be so applied as a mandatory repayment and/or commitment reduction as provided above are not so used within ~~twelve~~eighteen (~~12~~18) months (or ~~twenty-four~~thirty (~~24~~30 ) months, as applicable) after the date of the receipt of such proceeds, such remaining portion shall be applied on the last day of such ~~twelve~~eighteen (~~12~~18 ) month (or ~~twenty-four~~thirty (~~24~~30 ) month, as applicable) period as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 5.02(j).

(i) Prepayments from Sale-Leasebacks. In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, on each date on or after the Fifth Amendment Effective Date upon which Silgan or any of its Subsidiaries receives any ~~cash proceeds~~Net Proceeds from a sale and leaseback transaction for any asset or property of Silgan or any of its Subsidiaries, an amount equal to 75% of the Net ~~Sale~~ Proceeds therefrom shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 5.02(j); provided, however, (i) with respect to the first $~~50,000,000~~100,000,000 in the aggregate of such proceeds in any fiscal year of Silgan, none of such Net ~~Sale~~ Proceeds shall be required to be so applied as provided above so long as no Default or Event of Default then exists and (ii) to the extent that any such sale and leaseback transaction constitutes an “Asset Sale” under, and as defined in, any Senior Notes Indenture, any documentation for any Incremental Equivalent Indebtedness or any Additional Permitted Indebtedness Documents to the extent any of the foregoing are then outstanding, 100% of the Net ~~Sale~~ Proceeds therefrom either shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 5.02(j) and/or reinvested in assets ~~(other than current assets)~~ used or to be used in the businesses of Silgan and its Subsidiaries as are permitted by Section 9.13 within ~~twelve~~eighteen (~~12~~18 ) months following the date of such sale and leaseback transaction (or enter into a definitive agreement committing to so invest within such eighteen (18) month period, provided that any proceeds committed for such purposes pursuant to a definitive agreement within such eighteen (18) month period shall be used for such purposes within an additional twelve (12) months)), and to the extent that all or any portion of such Net ~~Sale~~ Proceeds that have not been applied as a mandatory repayment and/or commitment reduction as provided above are not so reinvested within such ~~twelve (12~~eighteen (18) month period (or thirty (30) month period, as applicable), such remaining portion shall be applied on the last day of such ~~twelve~~eighteen (~~12~~18) month period (or thirty (30) month period, as applicable) as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 5.02(j).

(j) Application of Payments. Any amount required to be applied pursuant to this Section 5.02(j) shall be applied (i) first, as a mandatory repayment of the then outstanding principal amount of Term Loans, (ii) second, to the extent in excess of the amount required to be applied pursuant to the preceding clause (i), as a mandatory reduction to the Total Incremental Term Loan Commitment for each Tranche of Incremental Term Loans and (iii) third, to the extent in excess of the amount required to be applied pursuant to the preceding clauses (i) and (ii), as a mandatory reduction to the Total Revolving Loan Commitment (with such reduction pursuant to this sub-clause (iii) to be made on a pro rata basis among the Total Revolving Loan Commitment based on the relative amounts thereof). The amount to be applied to repay principal of outstanding Term Loans shall be allocated among each of the Tranches of Term Loans on a pro rata basis, with each Tranche of Term Loans to be allocated its Term Loan Percentage of the amount of such prepayment and with the amount allocated to each such Tranche of Term Loans to be applied (1) first, to reduce the next two Term Loan Scheduled Repayments of each such Tranche of Term Loans which is due on September 30 or December 31, as applicable, of the year in which such repayment is made and of the next succeeding year (or if no such payment is due on September 30 or December 31, as applicable, of such year, to the payment due on September 30 or December 31, as applicable, of the immediately succeeding year or of the next succeeding year in which a payment is to be made) and (2) second, to the extent in excess of the amounts set forth in preceding clause (1), to reduce the then remaining Term Loan Scheduled Repayments of each such Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amounts of such Term Loan Scheduled Repayments of each such Tranche of Term Loans after giving effect to all prior reductions thereto); provided that (A) to the extent that the Net Proceeds are denominated in Dollars, then the Borrower shall have the option to apply such Net Proceeds first among any Tranche of Term Loan denominated in Dollars, which shall be applied on the same pro rata basis with respect thereto, prior to the application to any Tranches of Term Loan denominated in Euros, which shall be applied on a pro rata basis with respect thereto; and (B) to the extent that the Net Proceeds are denominated in Euros, then the Borrower shall have the option to apply such Net Proceeds first among any Tranche of Term Loan denominated in Euros, which shall be applied on the same pro rata basis with respect thereto, prior to the application to any Tranches of Term Loan denominated in Dollars, which shall be applied on a pro rata basis with respect thereto. Notwithstanding the foregoing, with respect to any prepayment event under Section 5.02(g), (h) or (i), such amount may be applied to prepay Term Loans and prepay or purchase any Incremental Equivalent Indebtedness (at a purchase price no greater than par plus accrued and unpaid interest), to the extent required thereby, on a pro rata basis in accordance with the respective outstanding principal amounts of the Term Loans and such Incremental Equivalent Indebtedness as of the time of the applicable prepayment event under Section 5.02(g), (h) or (i).

Notwithstanding any other provisions of Sections 5.02(g), (h) or (i), to the extent that any or all of the Net Proceeds of any Asset Sale, Recovery Event or sale and leaseback transaction are received by a Foreign Subsidiary (in each case, “Foreign Proceeds”) and the repatriation of such Foreign Proceeds would (x) result in material adverse tax consequences to Silgan or any other Subsidiary or (y) would be prohibited or restricted by applicable law, rule or regulation or contract (each, a “Repatriation Limitation”), the portion of such Foreign Proceeds so affected will not be required to be applied to repay Loans or reduce any Commitments hereunder but may be retained by the applicable Foreign Subsidiary so long as such Repatriation Limitation exists (provided that Silgan hereby agrees to use commercially reasonable efforts to cause the applicable Foreign Subsidiary to promptly take commercially reasonable actions required by the applicable law, rule or regulation to overcome or mitigate the effect of the Repatriation Limitation so as to permit such repatriation) and once such Repatriation Limitation no longer exists, then Silgan shall promptly (and in any event not later than 10 Business Days after such repatriation) apply such amount to the repayment of the Loans to the extent it would have otherwise been required pursuant to Section 5.02(g), (h) and/or (i). For the avoidance of doubt, nothing in this Section 5.02(j) shall require Silgan to increase the amount of any prepayment in order to offset the application of any limitation or restriction described above and any resulting reduction in the amount of such mandatory prepayment. The non-application of any such mandatory prepayment amounts as a result of the foregoing provisions will not constitute a Default or Event of Default and such amounts shall be available to Silgan and its Subsidiaries for purposes not prohibited by this Agreement.

(k) Designation.

(i) With respect to each repayment of any Tranche of Loans required by this Section 5.02, the respective Borrower may designate the Types of Loans which are to be repaid of such Tranche and, in the case of Eurocurrency Rate Loans (other than Euro Denominated Swingline Loans)~~,~~ or RFR Loans~~or CDOR Rate Loans~~, the specific Borrowing or Borrowings pursuant to which such Eurocurrency Rate Loans~~,~~ or RFR ~~Loans or CDOR Rate~~Loans were made, provided that: (i) (A) repayments of Eurocurrency Rate Loans (other than Euro Denominated Swingline Loans), Term SOFR Loans and ~~CDOR Rate~~Term CORRA Loans made pursuant to this Section 5.02 may only be made on the last day of an Interest Period applicable thereto, unless all such Eurocurrency Rate Loans~~,~~ or RFR Loans~~or CDOR Rate Loans~~, of the respective Tranche with Interest Periods ending on such date of required repayment, and all Base Rate Loans or Canadian Prime Rate Loans (as applicable) of the respective Tranche have been paid in full, and (B) repayments of Daily Simple RFR Loans may only be made pursuant to this Section 5.02 on the applicable Interest Payment Date therefor unless all such Daily Simple RFR Loans of the respective Tranche with the same applicable Interest Payment Date and all Base Rate Loans or Canadian Prime Rate Loans (as applicable) of the respective Tranche have been paid in full; (ii) if any repayment of Eurocurrency Rate Loans (other than Euro Denominated Swingline Loans) or ~~CDOR Rate~~Term CORRA Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, (x) in the case of RFR Loans (other than Term CORRA Loans), such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans, (y) in the case of ~~CDOR Rate~~Term CORRA Loans, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Canadian Prime Rate Loans, and (z) in the case of Alternate Currency Loans of a given Tranche (other than Canadian Dollar Loans), the respective Borrower shall cooperate with the Administrative Agent in selecting Interest Periods at the end of the then current Interest Period or Interest Periods so as to align such Borrowing with the Interest Periods applicable to one or more other Borrowings of Alternate Currency Loans of such Tranche; and (iii) each repayment of any Tranche of Loans shall be applied pro rata among the Lenders with outstanding Loans of such Tranche. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

(ii) Each prepayment of Eurocurrency Rate Loans~~,~~ and RFR ~~Loans and CDOR Rate~~Loans required pursuant to this Section 5.02 shall be accompanied by any amount required to be paid pursuant to Section 2.11; provided that, so long as no Default or Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans or RFR Loans is required to be made under this Section 5.02 prior to (x) with respect to Daily Simple RFR Loans, the applicable Interest Payment Date therefor or (y) with respect to Eurocurrency Rate Loans~~or~~, Term SOFR Loans or Term CORRA Loans, the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 5.02 in respect of any such Daily Simple RFR Loan prior to the applicable Interest Payment Date therefor or such Eurocurrency Rate Loan~~or~~, Term SOFR Loan or Term CORRA Loan prior to the last day of the Interest Period therefor, the relevant Borrower may, in its sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the applicable Interest Payment Date or the last day of such Interest Period, as applicable, into an account held at, and subject to the sole control of, the Administrative Agent until such date, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from such Borrower or any other Credit Party) to apply such amount to the prepayment of such Term Loans in accordance with this Section 5.02. Upon the occurrence and during the continuance of any Default or Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the relevant Borrower or any other Credit Party) to apply such amount to the prepayment of the outstanding Term Loans in accordance with the relevant provisions of this Section 5.02.

(l) Repayment at Maturity. In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, (i) all then outstanding Loans of a respective Tranche (other than Swingline Loans) shall be repaid in full on the respective Maturity Date for such Tranche of Loans, (ii) outstanding Swingline Loans shall be repaid in full on the earlier of (x) the tenth (10th) Business Day following the date of the incurrence of such Swingline Loans and (y) the Swingline Expiry Date, (iii) in the event that any Revolving Borrower is sold pursuant to the terms of this Agreement, all Revolving Loans and Swingline Loans incurred by such Revolving Borrower and outstanding at such time shall be repaid in full at the time of such sale and all Letters of Credit issued for the account of such Revolving Borrower and outstanding at such time shall be cash collateralized in the Cash Collateral Account in a manner reasonably satisfactory to the Administrative Agent, and (iv) in the event that any Incremental Term Loan Borrower is sold pursuant to this Agreement, all Incremental Term Loans incurred by such Incremental Term Loan Borrower and outstanding at such time shall be repaid in full at the time of such sale.

(m) Calculation of Amount. For purposes of making calculations pursuant to this Section 5.02, the Administrative Agent shall be entitled to use the Dollar Equivalent of any such amounts stated in a currency other than Dollars.

Section 5.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement and under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (Local Time) on the date when due. All such payments shall be made in immediately available funds, without setoff or counterclaim, at the applicable Payment Office in (a) Dollars if such payment is made in respect of (i)

principal of or interest on Dollar Loans owing by any Borrower or any increased costs or similar obligations owing by any Borrower in respect of Dollar Loans or (ii) except as provided in following clause (b), any other Obligation of any Borrower under this Agreement or under any Note issued by such Borrower (calculated, in the case of Letter of Credit Fees and Fronting Fees owing with respect to Primary Alternate Currency Letters of Credit, using the Dollar Equivalent thereof) and (b) in the applicable Alternate Currency if such payment is made in respect of (i) principal of or interest on Alternate Currency Loans or Commitments in respect thereof, (ii) Unpaid Drawings on Primary Alternate Currency Letters of Credit or (iii) any increased costs, indemnities or other amounts owing with respect to Alternate Currency Loans or Commitments in respect thereof; provided that, from and after any Sharing Event, all payments of principal, interest and fees in respect of any outstanding Alternate Currency Loans, and all Unpaid Drawings in respect of Primary Alternate Currency Letters of Credit, in each case, shall be made in Dollars as provided in Section 2.16. Any payments under this Agreement or under any Note which are made later than 12:00 Noon (Local Time) on any Business Day shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

Section 5.04 Taxes.

(a) Defined Terms. For purposes of this Section 5.04, the term “Lender” includes any Issuing Lender and the term “Applicable Law” includes FATCA.

(b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c) Payment of Other Taxes by the Credit Parties. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse the Administrative Agent for the payment of, any Other Taxes.

(d) Indemnification by the Borrowers. The Borrowers shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to additional sums payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04 relating to the maintenance of a Lender Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrowers to a Governmental Authority pursuant to this Section 5.04, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.04(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that a Borrower is a US Person:

(A) Any Lender that is a US Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable:

(I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed originals of IRS Form W-8BEN or W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II) executed originals of IRS Form W-8ECI;

(III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “US Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E (or any successor form); or

(IV) to the extent a Foreign Lender is not the beneficial owner of any payments of interest or any other applicable payments under this Agreement, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E (or any successor form), a US Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a US Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Credit Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify such Borrower and the Administrative Agent in writing of its legal inability to do so.

(h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.04 (including by the payment of additional sums pursuant to this Section 5.04), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i) Indemnification of the Administrative Agent. Each Lender and each Issuing Lender shall severally indemnify the Administrative Agent within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04 relating to the maintenance of a Lender Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (i). The agreements in paragraph (i) shall survive the resignation and/or replacement of the Administrative Agent.

(j) FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Original Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(k) Survival. Each party’s obligations under this Section 5.04 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document.

ARTICLE VI

CONDITIONS PRECEDENT.

Section 6.01 Conditions to Loans on the Original Effective Date. The obligation of each Lender to make Loans, and the obligation of each Issuing Lender to issue Letters of Credit, in each case on the Original Effective Date are subject at the time of the making of such Loans or the issuance of such Letters of Credit to the satisfaction of the following conditions:

(a) Execution of Agreement; Notes. On or prior to the Original Effective Date, there shall have been delivered to the Administrative Agent, (i) duly executed counterparts to this Agreement from the parties hereto and (ii) for the account of each of the Lenders that has requested same, the appropriate US A Term Note, Revolving Note and/or Dutch Revolving Note executed by the appropriate Borrower and to the Swingline Lender, to the extent requested by it, the appropriate Swingline Notes executed by the appropriate Borrower, in each case in the amount, the maturity and as otherwise provided herein.

(b) Officer’s Certificate. On the Original Effective Date, the Administrative Agent shall have received a certificate dated the Original Effective Date and signed by the president or any vice president of Silgan certifying that all of the applicable conditions in Sections 6.01(i) and (k) and 6.03 have been satisfied on such date.

(c) Opinions of Counsel. On the Original Effective Date, the Administrative Agent shall have received:

(i) from Frank Hogan, Esq., General Counsel to Silgan, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Original Effective Date covering such matters incident to the transactions contemplated herein as the Agents may reasonably request;

(ii) from Winston & Strawn LLP, counsel to the Borrowers, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Original Effective Date covering such matters incident to the transactions contemplated herein as the Agents may reasonably request;

(iii) from Fasken Martineau DuMoulin LLP, Canadian counsel to Silgan, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Original Effective Date covering such matters incident to the transactions contemplated herein as the Agents may reasonably request; and

(iv) from Loyens & Loeff N.V., Dutch counsel to Silgan, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Original Effective Date covering such matters incident to the transactions contemplated herein as the Agents may reasonably request.

(d) Corporate Documents; Proceedings.

(i) On the Original Effective Date, the Administrative Agent shall have received a certificate, dated the Original Effective Date, signed by the secretary or any assistant secretary of each Credit Party, and attested to by another officer of such Credit Party, in the form of Exhibit E-1 with appropriate insertions, together with copies of the certificate of incorporation and by-laws (or equivalent organizational documents including unanimous shareholder agreements, if any relating to such Credit Party) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Agents.

(ii) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Agents, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates (or equivalents thereof) and bring-down telegrams, if any, which the Agents reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or Governmental Authorities.

(e) Guaranties. On the Original Effective Date, (i) each US Credit Party shall have duly authorized, executed and delivered the US Borrowers/Subsidiaries Guaranty in ~~the~~ form ~~of Exhibit F-1~~and substance reasonably acceptable to the Administrative Agent (as modified, supplemented or amended from time to time, the “US Borrowers/Subsidiaries Guaranty”), and the US Borrowers/Subsidiaries Guaranty shall be in full force and effect, (ii) [reserved] and (iii) each Dutch Credit Party shall have duly authorized, executed and delivered the Dutch Reaffirmation Agreement which will reaffirm, ratify and confirm its respective obligations under the Dutch Guarantee in ~~the~~ form ~~of Exhibit F-3~~and substance acceptable to the Administrative Agent (as modified, supplemented or amended from time to time, the “Dutch Guarantee”), and the Dutch Reaffirmation Agreement shall be in full force and effect.

(f) US Pledge Agreement; Lien Searches.

(i) On the Original Effective Date, each US Credit Party shall have duly authorized, executed and delivered the US Pledge Agreement in ~~the~~ form ~~of Exhibit G~~and substance reasonably acceptable to the Administrative Agent (together with such local law pledge agreements as the Administrative Agent may reasonably request covering the ~~capital stock~~Capital Stock of any Foreign Subsidiary directly owned by a US Credit Party, in each case as modified, supplemented or amended from time to time, collectively, the “US Pledge Agreement”) and shall have delivered to the Collateral Agent, as pledgee thereunder, all of the Certificated Securities, if any, referred to (and as defined) therein and owned by such US Credit Party (other than any Certificated Securities with respect to the following Subsidiaries so long as (I) such entity either (x) conducts substantially no business other than in connection with its liquidation and distribution of its assets, if any, by transfer, dividend or merger or (y) is not a Material Subsidiary: (A) Thatcher Mexico, S.A. de R.L. de C.V., (B) Thatcher Investments, S.A. de R.L. de C.V., (C) Portola Packaging Inc. Mexico S.A. de C.V., (D) Asesoria Maxima S.A. de C.V., (E) Integra-Seal Industries LLC, (F) Portola Tech International, Inc. and (G) Portola (Asia

Pacific) Holding Company Limited (Hong Kong) or (II) the ~~equity interests~~Capital Stock of such Subsidiary ~~are~~is permitted to be transferred pursuant to clause (vii) of the definition of Restructuring Transaction), together with executed and undated stock powers in the case of ~~capital stock~~Capital Stock constituting Certificated Securities, and the US Pledge Agreement shall be in full force and effect (it being understood that, as of the Original Effective Date, the only local law pledge agreements that shall be required are those governed by the laws of The Netherlands as set forth in Section 6.01(h)).

(ii) The Administrative Agent shall have received proper Financing Statements (Form UCC-1 or the appropriate equivalent) for filing under the UCC of each jurisdiction as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests purported to be created by the US Pledge Agreement.

(iii) The Administrative Agent shall have received the results of a Lien search (including a search as to judgments, bankruptcy and tax matters), in form and substance reasonably satisfactory to the Administrative Agent, made against the US Credit Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such US Credit Party, indicating among other things that the assets of each such US Credit Party are free and clear of any Lien (except for Permitted Liens).

(g) [Reserved].

(h) Dutch Reaffirmation Agreement.

(i) On the Original Effective Date, each Dutch Credit Party shall each have duly authorized, executed and delivered the Dutch Reaffirmation Agreement and the Dutch Reaffirmation Agreement shall be in full force and effect.

(ii) The Collateral Agent shall have received evidence of the completion of all other recordings and filings of, or with respect to, each Dutch Pledge Agreement and/or Dutch Reaffirmation Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests intended to be created by the Dutch Pledge Agreement (as reaffirmed by the Dutch Reaffirmation Agreement).

(i) No Material Adverse Effect. Since December 31, 2016, there shall not have occurred a Material Adverse Effect.

(j) Solvency Certificate. On the Original Effective Date, the Administrative Agent shall have received a certificate, in the form of Exhibit E-2, dated the Original Effective Date and certified as accurate by the chief financial officer of Silgan, that after giving effect to the Original Effective Date Transactions, the representations and warranties in Section 7.07(b) are true and correct.

(k) Fees, etc. On the Original Effective Date, from the proceeds of the Loans made on such date, each Borrower shall have paid to each Agent, each Joint Lead Arranger and the Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to each Joint Lead Arranger, each Agent and the Lenders to the extent then due.

(l) Financial Statements. On or prior to the Original Effective Date, there shall have been delivered to the Administrative Agent (i) pro forma consolidated balance sheets and related statements of income and cash flows of Silgan and its Subsidiaries, for the twelve-month period ending on the last day of the most recent fiscal quarter ending at least 30 days prior to the Original Effective Date and (ii) unaudited balance sheets and related statements of income and cash flows of the WestRock Acquisition Target for each subsequent fiscal quarter ended after September 30, 2016 at least forty-five (45) days before the Original Effective Date.

(m) Insurance. On the Original Effective Date, Silgan shall have delivered to the Administrative Agent certificates from the respective insurer with respect to each insurance policy listed in Schedule III, and the Administrative Agent shall have received endorsements to such insurance policies naming the Collateral Agent, on behalf of the Lenders, as an additional insured and lender’s loss payee to the extent permitted by Applicable Law, as the case may be and stating that such insurance shall not be cancelled without at least 30 days’ prior written notice by the respective insurer to the Collateral Agent (unless it is such insurer’s policy not to provide such a statement).

(n) Patriot Act. At least five (5) Business Days prior to the Original Effective Date, the Administrative Agent and Lenders shall have received all documentation and other information required by regulatory authorities under applicable Anti-Money Laundering Laws (including without limitation, any applicable “know your customer” rules and regulations and the Patriot Act) (to the extent requested by the Administrative Agent or such Lender at least fifteen (15) Business Days prior to the Original Effective Date).

~~Section 6.02 Conditions to Funding of Delayed Draw Term Loan and Limited Condition Revolving Loans. The obligation of each Lender to make the Delayed Draw Term Loan and any Limited Condition Revolving Loans on the Delayed Draw Funding Date is subject at the time of making such Loans to the satisfaction of the following conditions:~~

~~(a) Officer’s Certificate. On the Delayed Draw Funding Date, the Administrative Agent shall have received a certificate dated the Delayed Draw Funding Date and signed by the president or any vice president of Silgan certifying that all of the applicable conditions in Sections 6.02(b) and (g) have been satisfied on such date.~~

~~(b) No Target Material Adverse Effect. Since the date of the Specified Purchase Agreement, there shall not have occurred a Target Material Adverse Effect.~~

~~(c) Solvency Certificate. On the Delayed Draw Funding Date, the Administrative Agent shall have received a certificate, in the form of Exhibit E-2, dated the Delayed Draw Funding Date and certified as accurate by the chief financial officer of Silgan, that after giving effect to the Transactions, the representations and warranties in Section 7.07(b) are true and correct.~~

Section  6.02 ~~(d) Specified Acquisition~~[Reserved].

~~(i) The Specified Purchase Agreement shall be in full force and effect and the Administrative Agent shall have received a true, correct and fully executed copy of such document (certified by a responsible officer of Silgan to be true and correct).~~

~~(ii) On the Delayed Draw Funding Date, the Administrative Agent shall have received evidence reasonably satisfactory to it that the Specified Acquisition (other than the acquisition of the equity interests of the Target India Entity which may be consummated after the Delayed Draw Funding Date) is to be consummated in all material respects pursuant to the Specified~~

~~Purchase Agreement, substantially concurrently with the funding of the Delayed Draw Term Loans and any Limited Condition Revolving Loans on the Delayed Draw Funding Date.~~

~~(iii) On the Delayed Draw Funding Date, subject to the second-to-last paragraph of this Section 6.02, the Borrowers shall have provided (A) such joinder and security documents with respect to the Target as are required by Sections 8.09 and 9.10 and (B) an updated Schedule IV, each in form and substance satisfactory to the Administrative Agent.~~

~~(e) Fees, etc. On the Delayed Draw Funding Date, each Borrower shall have paid to each Agent, each Joint Lead Arranger and the Lenders all costs, fees (including, without limitation, all accrued and unpaid ticking fees) and expenses (including, without limitation, reasonable legal fees and expenses) payable to each Joint Lead Arranger, each Agent and the Lenders to the extent then due.~~

~~(f) Patriot Act. At least five (5) Business Days prior to the Delayed Draw Funding Date, the Administrative Agent and Lenders shall have received all documentation and other information required by regulatory authorities under applicable Anti-Money Laundering Laws (including without limitation, any applicable “know your customer” rules and regulations and the Patriot Act) (to the extent requested by the Administrative Agent or such Lender at least fifteen (15) Business Days prior to the Delayed Draw Funding Date).~~

~~(g) Representations and Warranties. On the Delayed Draw Funding Date, before and immediately after giving effect to any Loans incurred hereunder, (i) the Specified Representations shall be true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects), (ii) the Specified Purchase Agreement Representations that are Fundamental Representations (as defined in the Specified Purchase Agreement) (without giving effect to any limitations as to “materiality” or “Material Adverse Effect” set forth therein) shall be true and correct in all material respects and (iii) the Specified Purchase Agreement Representations that are not Fundamental Representations (without giving effect to any limitations as to “materiality” or “Material Adverse Effect” set forth therein) shall be true and correct, except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Target Material Adverse Effect; provided, that, in each case, any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct to the extent specified in the applicable preceding clause (i), (ii) or (iii) only as of such specified date.~~

~~(h) Notice of Borrowing. Prior to the making of any Loan pursuant to this Section 6.02, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 2.03(a).~~

~~If, notwithstanding the use by the Credit Parties of commercially reasonable efforts to comply with clause (d)(iii) of this Section as it relates to creation or perfection of any security interest granted pursuant to any Credit Document (other than security interests that may be perfected by (x) the filing of a financing statement under the Uniform Commercial Code and (y) the delivery of certificates evidencing the equity securities required to be pledged pursuant to the Credit Documents, other than equity securities of any entities acquired in the Specified Acquisition which shall be delivered within forty-five (45) days following the Delayed Draw Funding Date or such later date as the Administrative Agent may agree in writing in its sole discretion) on the Delayed Draw Funding Date, such requirements are not satisfied as of the Delayed Draw Funding Date, then the satisfaction of such requirements shall not be a condition to the availability of the Delayed Draw Term Loan and the Limited Condition Revolving Loans on the Delayed Draw Funding Date (but shall be required to be satisfied as promptly as practicable after the Delayed Draw Funding Date and in any event, with respect to the execution and delivery of joinder and security documents with respect to the Target, within forty-five (45) days following the Delayed Draw~~

~~Funding Date, and with respect to all other filings and deliveries, within ninety (90) days following the Delayed Draw Funding Date or, in each case, such later date as the Administrative Agent may agree in writing in its sole discretion).~~

~~Notwithstanding anything herein to the contrary, the Lenders’ obligation to make the Delayed Draw Term Loan and any Limited Condition Revolving Loans on the Delayed Draw Funding Date shall be subject only to the conditions in this Section 6.02 having been satisfied (or waived in accordance with Section 12.12). For clarification purposes and notwithstanding anything to the contrary contained in this Agreement, during the period from the Effective Date to and including the Delayed Draw Funding Deadline, neither the Administrative Agent nor any Lender shall be entitled to (a) terminate any of its Commitments under this Agreement to provide the Delayed Draw Term Loan or Limited Condition Revolving Loans, (b) rescind, terminate or cancel any Credit Document or exercise any right or remedy or make or enforce any claim under the Credit Documents or otherwise it may have, in each case to the extent to do so would prevent, limit or delay the making of the Delayed Draw Term Loan or Limited Condition Revolving Loans on the Delayed Draw Funding Date, (c) refuse to participate in making the Delayed Draw Term Loan or Limited Condition Revolving Loans when required to do so under any Credit Document, or (d) exercise any right of set-off or counterclaim in respect of its portion of the Delayed Draw Term Loan or Limited Condition Revolving Loans thereunder to the extent to do so would prevent, limit or delay the making of the Delayed Draw Term Loan or Limited Condition Revolving Loans; provided that, in each case, the conditions in this Section 6.02 have been satisfied (or waived in accordance with Section 12.12).~~

Section 6.03 Conditions to All Credit Events. The obligation of each Lender to make any Loans (including, without limitation, Loans made on the Fifth Amendment Effective ~~Date, but excluding Loans made on the Delayed Draw Funding~~ Date) and of each Issuing Lender to issue any Letters of Credit, are subject at the time of each such Credit Event (to the extent applicable as set forth below) to the satisfaction of the following conditions:

(a) No Default. Except as provided in Section 2.14 with respect to Incremental Term Loans incurred to finance a Limited Condition Acquisition, at the time of each such Credit Event and also immediately after giving effect thereto, there shall exist no Default or Event of Default.

(b) Representations and Warranties. Except as provided in Section 2.14 with respect to Incremental Term Loans incurred to finance a Limited Condition Acquisition, at the time of each such Credit Event and also immediately after giving effect thereto, all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

(c) Notice of Borrowing; Letter of Credit Request. Prior to the making of any Loan (other than a Swingline Loan or a Revolving Loan made pursuant to a Mandatory Borrowing), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 2.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by Section 2.03(b)(i). Prior to the issuance of any Letter of Credit (other than the Existing Letters of Credit), the Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit request meeting the requirements of Section 3.03.

Section 6.04 Additional Revolving Borrowers; Foreign Borrowers; etc.

~~Section 6.04~~ (a) Additional US Borrowers. At any time that Silgan desires that an additional Wholly-Owned Domestic Subsidiary of Silgan become a Revolving Borrower hereunder, such Revolving Borrower shall satisfy the following conditions at the time it becomes a Revolving Borrower:

(i) to the extent requested by any Lender or the Swingline Lender, such Revolving Borrower shall have executed and delivered Revolving Notes and Swingline Notes satisfying the conditions set forth in Section 2.05;

(ii) such Revolving Borrower shall have executed and delivered an Election to Become a Revolving Borrower in the form of Exhibit ~~J~~F-1, which shall be in full force and effect; and

(iii) to the extent any of the documents, writings, records, instruments, consents and opinions that would have been required by Sections 6.01(c), (d) and (n) if such Revolving Borrower had been subject thereto on the Original Effective Date had not been heretofore delivered, such items shall have been delivered to, and shall be reasonably satisfactory to, the Administrative Agent; provided that the documentation and other information required pursuant to Section 6.01(n) shall be delivered to the Administrative Agent at least three (3) Business Days prior to the date on which such Revolving Borrower becomes a Revolving Borrower hereunder.

(b) Additional Foreign Borrowers. At any time that Silgan desires that a Wholly-Owned Foreign Subsidiary of Silgan become a Foreign Revolving Borrower or a Foreign Incremental Term Loan Borrower hereunder, such Wholly-Owned Foreign Subsidiary shall satisfy the following conditions at the time it becomes a Foreign Revolving Borrower or a Foreign Incremental Term Loan Borrower, as the case may be:

(i) (A) the consent of the Administrative Agent shall have been obtained (which consent shall not be unreasonably withheld or delayed) and (B) in the case of a Foreign Revolving Borrower, each Revolving Lender at that time shall be permitted by, and shall have theretofore received all required governmental approvals and licenses under, Applicable Law to be able to make loans to Persons organized under (or domiciled in) the jurisdiction of organization (or the domicile, as the case may be) of such proposed Foreign Revolving Borrower and each Revolving Lender shall be permitted to lend to such proposed Foreign Revolving Borrower pursuant to the terms of its internal policies;

(ii) to the extent requested by any Lender or the Swingline Lender (as applicable), such Foreign Borrower shall have executed and delivered Incremental Term Notes, Revolving Notes, Dutch Revolving Note and/or Swingline Notes satisfying the applicable conditions set forth in Section 2.05;

(iii) such Foreign Borrower shall have executed and delivered an Election to Become a Foreign Borrower in the form of Exhibit ~~J~~F-2, which shall be in full force and effect;

(iv) to the extent any of the documents, writings, records, instruments, consents and opinions that would have been required by Sections 6.01(c), (d) and (n) if such Foreign Borrower had been subject thereto on the Original Effective Date had not been heretofore delivered, such items shall have been delivered to, and shall be reasonably satisfactory to, the Administrative Agent; provided that the documentation and other information required pursuant to Section 6.01(n) shall be delivered to the Administrative Agent at least three (3) Business Days prior to the date on which such Foreign Borrower becomes a Foreign Borrower hereunder;

(v) if and to the extent permitted by Applicable Law (after complying with any “whitewash” and other applicable proceedings), all Obligations of such Foreign Borrower under the Credit Documents shall be guaranteed by ~~each member of the Related Foreign Company Group of such Foreign Borrower (each such member providing such guaranty, a “~~the Related Foreign Company Guarantor~~”)~~ of such Foreign Borrower pursuant to a guaranty reasonably satisfactory in form and substance to the Administrative Agent (each a “Related Foreign Company Guaranty”) as well as by any other existing Foreign Credit Party (subject to such exceptions as may be reasonably acceptable to the Administrative Agent); and

(vi) if and to the extent permitted by Applicable Law (after complying with any “whitewash” and other applicable proceedings), all Obligations of ~~such Foreign Borrower under the Credit Documents to which it is a party and all Obligations of~~ the Related Foreign Company Guarantors~~, as well as all other Foreign Credit Parties,~~ under the Related Foreign Company Guarantees shall be secured, pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent (together with the Dutch Security Documents, collectively, the “Foreign Security Documents”), by a first priority perfected security interest in the ~~capital stock and other equity interests~~Capital Stock of the Foreign ~~Subsidiaries that are Material Subsidiaries~~ Borrower owned directly by each such Person and organized in the same jurisdiction as such Person, in each case subject to such exceptions as may be reasonably acceptable to the Administrative Agent.

Upon Silgan’s written request to the Administrative Agent to add a Wholly-Owned Foreign Subsidiary of Silgan as a Foreign Revolving Borrower as provided above, (i) the Administrative Agent shall promptly deliver a copy of such request to each Revolving Lender and (ii) promptly after such Revolving Lender’s receipt of such request, such Revolving Lender will notify the Administrative Agent and Silgan in writing as to whether or not such Revolving Lender is permitted to make loans to Persons organized under (or domiciled in) the jurisdiction of organization (or the domicile, as the case may be) of such proposed Foreign Revolving Borrower (it being understood that (x) to the extent any Revolving Lender notifies the Administrative Agent and Silgan that such Revolving Lender is not permitted to make such loans, the proposed Foreign Revolving Borrower may not be added as a Foreign Revolving Borrower hereunder until such time as all Revolving Lenders are permitted to make such loans to the proposed Foreign Revolving Borrower and (y) any Revolving Lender who does not so respond to the Administrative Agent and Silgan shall be deemed to not have the necessary approvals and/or licenses required under Section 6.04(b)(i)(B)).

(c) Joint and Several Obligations. The Obligations of all US Borrowers shall be joint and several in nature. The Obligations of all Foreign Borrowers shall be joint and several in nature among them (subject, in each case, to any limits, if any, that would require limitations on the liability of any Foreign Borrower pursuant to local Applicable Laws), but in no event shall any Foreign Subsidiary have any obligation with respect to Obligations of any US Borrower or any US Guarantor ~~(except as, and to the extent, provided in Section 8.10)~~.

Section 6.05 Incremental Term Loans; Incremental Revolving Loan Commitments.

(a) Prior to the incurrence of any Incremental Term Loans, Silgan shall have satisfied (or caused to be satisfied) all of the applicable conditions set forth in Section 2.14.

(b) Prior to the obtaining of any Incremental Revolving Loan Commitments, Silgan shall have satisfied (or caused to be satisfied) all of the applicable conditions set forth in Section 2.15.

The acceptance of the benefits of each Credit Event (and the occurrence of the Relevant Effective Date) shall constitute a representation and warranty by each of the Borrowers to the Administrative Agent and each of the Lenders that all the applicable conditions specified in this Article VI with respect to such Credit Event are satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in this Article VI, unless otherwise specified, shall be delivered to the Administrative Agent at the applicable Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts in the case of Credit Documents or copies for each of the Lenders and shall be reasonably satisfactory in form and substance to the Required Lenders.

ARTICLE VII

REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

In order to induce the Lenders to enter into this Agreement and to make the Loans and issue or participate in Letters of Credit, each of the Borrowers makes the following representations, warranties and agreements as to itself and its Subsidiaries, in each case after giving effect to the transactions to occur on the Fifth Amendment Effective Date, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and the issuance of the Letters of Credit, with the occurrence of each Credit Event on and after the Fifth Amendment Effective Date being deemed to constitute a representation and warranty that the matters specified in this Article VII are true and correct in all material respects on and as of the Fifth Amendment Effective Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

Section 7.01 Organizational Status. Each Credit Party and each of its Material Subsidiaries (a) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (b) has the corporate, partnership or limited liability company, as the case may be, power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (c) is duly qualified as a foreign corporation, partnership or limited liability company, as the case may be, and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except in those jurisdictions where the failure to be so qualified could not reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect. No Credit Party nor any Subsidiary thereof is an Affected Financial Institution.

Section 7.02 Power and Authority. Each Credit Party has the corporate, partnership or limited liability company, as the case may be, power and authority to execute, deliver and carry out the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law). Each Borrower is entering into each Credit Document to which it is a party as a principal and not an agent, and in its own name and on its own account and not for the account or on behalf of any third party.

Section 7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, nor compliance by it with any of the terms and provisions thereof, (a) will contravene any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (b) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Credit Party or any of its Material Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which such Credit Party or any of its Material Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (c) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Credit Party or any of its Material Subsidiaries.

Section 7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made and except for any filings of financing statements and other documents required by the Security Documents, all of which have been (or, as and to the extent set forth in Article VI, will be) made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit Document (it being understood and agreed that the representation and warranty made under this Section 7.04 with respect to the pledge of the ~~equity interests~~Capital Stock of a Foreign Subsidiary of Silgan pursuant to a US Security Document is limited to those orders, consents, approvals, licenses, authorization, validations, filings, recordings, registrations or exemptions that may be required under the laws of the United States or any State thereof).

Section 7.05 Security Documents. (a) The security interests created in favor of the Collateral Agent for the benefit of the Secured Creditors under the US Pledge Agreement constitute first priority perfected security interests in the US Pledge Agreement Collateral referred to therein to the extent that the laws of the United States or any State thereof govern the creation and perfection of any such security interests, and such US Pledge Agreement Collateral is subject to no Lien of any other Person. No consents, filings or recordings are required under the laws of the United States or any State thereof in order to perfect, and/or maintain the perfection and priority of, the security interests purported to be created by the US Pledge Agreement.

(b) [Reserved].

(c) The security interests created in favor of the Collateral Agent for the benefit of the Administrative Agent under each Dutch Pledge Agreement constitute first priority perfected security interests in the respective Dutch Pledge Agreement Collateral referred to therein to the extent that the laws of The Netherlands govern the creation and perfection of any such security interests, and such Dutch Pledge Agreement Collateral is subject to no Lien of any other Person. No consents, filings or recordings are required under the laws of The Netherlands in order to perfect, and/or maintain the perfection and priority of, the security interests purported to be created by any Dutch Pledge Agreement.

(d) The Foreign Security Documents, after the execution and delivery thereof, will create in favor of the Collateral Agent for the benefit of the applicable Secured Creditors, a valid and enforceable perfected security interest in and Lien on all of the Foreign Collateral specified therein, superior to and prior to the rights and Liens of all third Persons (other than Permitted Liens) and subject to no other Liens other than Permitted Liens. The respective Foreign Credit Party will have good and marketable title to the respective Foreign Collateral, free and clear of all Liens, except those described in the preceding sentence.

(e) The Additional Security Documents, after the execution and delivery thereof, will create, in favor of the Collateral Agent for the benefit of the Secured Creditors referred to therein, a valid and enforceable perfected security interest in and Lien on all of the Additional Collateral covered thereby, superior to and prior to the rights and Liens of all third Persons (other than Permitted Liens) and subject to no other Liens other than Permitted Liens. The respective Credit Party will have good and marketable title to the respective Additional Collateral, free and clear of all Liens, except those described in the preceding sentence.

Section 7.06 Insurance. Schedule III sets forth, as of the ~~Third~~Fifth Amendment Effective Date, a listing of all insurance maintained by each of the Borrowers and its Subsidiaries, with the amounts insured set forth therein.

Section 7.07 Financial Statements; Financial Condition; etc. (a) The statements of consolidated and consolidating financial condition of Silgan and its Subsidiaries at December 31, ~~2016~~2023 and the related consolidated and consolidating statements of income and cash flow of Silgan and its Subsidiaries for the fiscal year ended on such date, as the case may be (which have been certified by Ernst & Young LLP), present fairly the consolidated and consolidating financial position of Silgan and its Subsidiaries at the date of such statements and for the periods covered thereby and have been prepared in accordance with accounting principles generally accepted in the United States and practices consistently applied. Since December 31, ~~2016~~2023, nothing has occurred that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b) On the ~~Third~~Fifth Amendment Effective Date and after giving effect to the ~~Third~~Fifth Amendment Transactions, (i) the sum of the assets of each of Silgan and its Subsidiaries (taken as a whole) and each Borrower (on a stand-alone basis), at a fair valuation, will exceed its respective liabilities, including contingent liabilities, (ii) each of Silgan and its Subsidiaries (taken as a whole) and each Borrower (on a stand-alone basis) will have sufficient capital with which to conduct its respective businesses and (iii) each of Silgan and its Subsidiaries (taken as a whole) and each Borrower (on a stand-alone basis) will not have incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this Section 7.07(b), “debt” ~~means~~shall mean any liability on a claim, and “claim” ~~means~~shall mean (x) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (y) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

(c) Except as fully disclosed in the financial statements delivered pursuant to clause (ii) of the first sentence of Section 6.01(l) and pursuant to Section 7.07(a), there were, as of the ~~Third~~Fifth Amendment Effective Date, no liabilities or obligations with respect to Silgan or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), which, either individually or in the aggregate, would be material to Silgan and its Subsidiaries taken as a whole. As of the ~~Third~~Fifth Amendment Effective Date, each Borrower knows of no Material Loss Contingency (as defined in Statements of Financial Accounting Standards No. 5) as to Silgan and its Subsidiaries taken as a whole.

Section 7.08 Litigation. Except as disclosed in Silgan’s annual report on Form 10-K filed with the SEC for the fiscal year ended December 31, ~~2016~~2023 and any subsequent developments related to such disclosures, there are no actions, suits, investigations or proceedings pending or, to the best of the knowledge of any Borrower, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect.

Section 7.09 True and Complete Disclosure. To the best of each Borrower’s knowledge after due inquiry, this Agreement and all other written information furnished to the Lenders by or on behalf of the Borrowers in connection herewith (other than the Projections) did not (when so furnished) taken as a whole contain any untrue statement of material fact or omit to state a material fact necessary in order to make the information contained herein and therein not misleading.

Section 7.10 Use of Proceeds; Margin Regulations. ~~(a)~~

(a)   (i)  All proceeds of the US A-1 Term Loans incurred on the Fifth Amendment Effective Date shall be used (~~i~~A) to refinance certain amounts owing pursuant to ~~the Existing Credit~~this Agreement~~,~~ prior to giving effect to the Fifth Amendment and (ii) to pay the fees, costs and expenses incurred in connection with the Fifth Amendment Transactions. ~~All proceeds of the Delayed Draw Term Loan incurred on the Delayed Draw Funding Date shall be used (i) to finance the Specified Acquisition and (ii) to pay the fees, costs and expenses incurred in connection with the Transactions.~~

(ii)  All proceeds of the US A~~-1~~-2 Term Loans incurred on the ~~Third~~Fifth Amendment Effective Date shall be used (~~i~~A) to refinance certain ~~Indebtedness under~~amounts owing pursuant to this Agreement prior to giving effect to the ~~Third~~Fifth Amendment~~,~~ and (ii) to pay the fees, costs and expenses incurred in connection with the ~~Third~~Fifth Amendment Transactions.

(iii)   All proceeds of the ~~US~~Euro A~~-2~~-3 Term ~~Loans~~Loan incurred on the ~~Third~~Fifth Amendment Effective Date shall be used to fund working capital and other general corporate purposes (including, without limitation, (i) (A) to refinance certain ~~Indebtedness under~~amounts owing pursuant to this Agreement prior to giving effect to the ~~Third~~Fifth Amendment ~~that was incurred to finance the Gateway Acquisition~~ and (~~ii~~B ) to pay the fees, costs and expenses incurred in connection with the ~~Third~~Fifth Amendment Transactions~~.~~ and (ii) for the general corporate and working capital purposes of the Borrowers and their respective Subsidiaries, including the payment of Dividends, the repayment of certain Indebtedness, the financing of Permitted Acquisitions and the making of Investments, in each case to the extent and for the purposes permitted herein.

(iv)   All proceeds of Incremental Term Loans incurred by Silgan and each other Incremental Term Loan Borrower shall be used for working capital and other general corporate purposes (including, without limitation, (A) to finance Permitted Acquisitions (and to pay the fees and expenses related thereto) and to refinance any Indebtedness assumed as part of any such Permitted Acquisitions (and to pay all accrued and unpaid interest thereon, any prepayment premium associated therewith and the fees and expenses related thereto), (B) to finance Permitted Junior Debt Repurchases (and to pay all accrued and unpaid interest thereon, any prepayment premium associated therewith and the fees and expenses related thereto) and (C) to prepay outstanding Revolving Loans and/or Swingline Loans), in each case to the extent and for the purposes permitted herein.

(b)  The proceeds of all Revolving Loans and Swingline Loans incurred by each Borrower shall be utilized (i) (A) to ~~finance a portion of the consideration for the Specified Acquisition, (B) to~~ refinance certain amounts owing pursuant to ~~the Existing Credit Agreement, (C) to refinance certain Indebtedness under~~ this Agreement prior to giving effect to the ~~Third~~Fifth Amendment and (~~D~~B) to pay the fees, costs and expenses incurred in connection with the ~~Transactions and the Third~~Fifth Amendment Transactions and (ii) for ~~such Borrower’s general corporate and working capital purposes and for~~ the general corporate and working capital purposes of ~~its~~the Borrowers and their respective Subsidiaries, including the payment of Dividends, the repayment of certain Indebtedness, the financing of Permitted

Acquisitions and the making of Investments, in each case to the extent and for the purposes permitted herein; provided that the proceeds of Swingline Loans shall not be used to refinance then outstanding Swingline Loans.

(c)  No part of any Credit Event (or the proceeds thereof) will be used by any Borrower or any Subsidiary thereof to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock except to the extent permitted by Section 9.03(iv). The value of all Margin Stock at any time owned by Silgan and its Subsidiaries does not, and will not, exceed 25% of the value of the assets of Silgan and its Subsidiaries taken as a whole. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

Section 7.11  Tax Returns and Payments. Each of the Borrowers and each of its Material Subsidiaries has timely filed with the appropriate taxing authority all federal tax returns and all other tax returns, domestic and foreign, required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, (i) other than those taxes not yet delinquent and except for those taxes and assessments contested in good faith and for which the applicable Borrower or Material Subsidiary has provided adequate reserves (in the good faith judgment of the management of such Borrower or Material Subsidiary) for the payment thereof, and (ii) other than those taxes and/or filings that could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 7.12  Compliance with ERISA. (a) Except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: each Plan is in compliance with ERISA and the Code; no Plan is insolvent or in reorganization; except as disclosed on Schedule XI hereof as of the ~~Third~~Fifth Amendment Effective Date, no Plan is determined to be an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; no Plan other than a Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code has failed to satisfy the minimum funding standard within such section or has applied for a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code; no Borrower nor any Subsidiary of any Borrower nor any ERISA Affiliate has incurred any liability to or on account of a Plan which is a single-employer plan (as defined in Section 4001(a)(15) of ERISA) pursuant to Section 4062, 4063 or 4064 of ERISA or a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) pursuant to Section 515, 4201 or 4204 of ERISA; no proceedings have been instituted to terminate any Plan; and no condition exists which presents a risk to any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to any of the foregoing Sections of ERISA or the Code; no lien imposed under the Code or ERISA on the assets of any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; each of the Borrowers and their Subsidiaries may terminate contributions to any other employee benefit plans maintained by them (except as provided pursuant to collective bargaining agreements) without incurring any liability to any person interested therein other than with respect to benefits accrued prior to the date of termination; and each group health plan (as defined in 45 Code of Federal Regulations Section 160.103) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate, has at all times been operated in compliance with the provisions of the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder. Notwithstanding anything to the contrary contained in this Section 7.12, all representations and warranties made in this Section 7.12 with respect to a Plan that is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) shall be to the best knowledge of the Borrowers. No Borrower is nor will be using “plan assets”

(within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans for any repayment in connection with the Loans, the Letters of Credit or the Commitments.

(b)  Except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: each Foreign Pension Plan has been maintained in compliance with its terms and with the requirements of any and all Applicable Laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities; all contributions required to be made with respect to a Foreign Pension Plan have been timely made; neither Silgan nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan; and the present value of the accrued benefit liabilities (whether or not vested) under all Foreign Pension Plans, determined as of the end of Silgan’s most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plans allocable to such benefit liabilities.

Section 7.13  Subordination. The subordination provisions contained in all notes, debentures, indentures and other instruments entered into or issued in respect of any ~~Permitted~~ Subordinated Indebtedness are, or will be, enforceable against the issuer of the respective security and the holders thereof and the Loans and all other Obligations are, or will be, within the definition of “senior indebtedness” (or other comparable term) contained therein.

Section 7.14  Subsidiaries. Schedule IV sets forth, as of the ~~Third~~Fifth Amendment Effective Date, (i) each of the Subsidiaries of Silgan, (ii) the legal name of each such Subsidiary, (iii) the jurisdiction of organization and the organizational identification number (if any) of each such Subsidiary, (iv) the percentage ownership (direct or indirect) of Silgan in each class of ~~capital stock or other equity interest~~Capital Stock of its Subsidiaries and also identifies the direct owner thereof and (v) whether such Subsidiary is a Material Subsidiary. As of the ~~Third~~Fifth Amendment Effective Date, Silgan has no Unrestricted Subsidiaries.

Section 7.15  Compliance with Statutes; etc.  (a) Each Borrower and each of its Material Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, all applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except for any failure to be in compliance therewith which could not reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

(b) Each Borrower and each of its Material Subsidiaries has complied with all applicable federal, state, provincial, foreign and local environmental laws (including, without limitation, RCRA and CERCLA), regulations and ordinances governing its business products, properties or assets with respect to all discharges into the ground and surface water, emissions into the ambient air and generation, accumulation, storage, treatment, transportation, labeling or disposal of waste materials or process by-products, and none of the Borrowers nor any of their Material Subsidiaries is liable for any penalties, fines or forfeitures. All material licenses, permits or registrations required for the business of the Borrowers and their Material Subsidiaries, as presently conducted, under any federal, state, provincial or local environmental laws, regulations or ordinances have been secured and each of the Borrowers and their Material Subsidiaries is in substantial compliance therewith. None of the Borrowers nor any of their Material Subsidiaries is in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction, or decree to which any such Person is a party and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute a noncompliance, breach of or default thereunder. There are no legal or governmental proceedings pending or, to the best of the Borrowers’ knowledge after reasonable investigation, threatened which (a)

question the validity, term or entitlement of any Borrower or any of its Material Subsidiaries of or to any material permit, license, approval, order or registration required for the operation of any facility which any Borrower or any of its Material Subsidiaries currently operates and (b) wherein an unfavorable decision, ruling or finding could have an adverse effect on the financial viability of any of its facilities. To the best of the Borrowers’ knowledge and belief, none of the Borrowers nor any of their Material Subsidiaries has disposed of or otherwise discharged any hazardous waste, toxic substances or similar materials, the disposal of which could give rise to any liability under applicable environmental laws and regulations.

Notwithstanding anything to the contrary in this Section 7.15(b), the representations and warranties made in this Section 7.15(b) shall only be untrue if the aggregate effect of all failures, non-compliances and penalties, fines or forfeitures of the types described above in this Section 7.15(b) could reasonably be expected to have a Material Adverse Effect.

Section 7.16  Investment Company Act. None of the Borrowers nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 7.17  Labor Relations. None of the Borrowers nor any of their respective Material Subsidiaries is engaged in any unfair labor practice that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against any Borrower or any of its Material Subsidiaries or, to the best knowledge of the Borrowers, threatened against any of them, before the National Labor Relations Board (or any similar tribunal in the applicable jurisdiction), and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending against any Borrower or any of its Material Subsidiaries or, to the best knowledge of the Borrowers, threatened against any of them and (ii) no strike, labor dispute, slowdown or stoppage pending against any Borrower or any of its Material Subsidiaries or, to the best knowledge of the Borrowers, threatened against any Borrower or any of its Material Subsidiaries, except (with respect to any matter specified in clause (i) or (ii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

Section 7.18  Patents, Licenses, Franchises and Formulas. Each Borrower and each of its Material Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, domain names, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 7.19  Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions.

(a)  None of any Borrower or any Subsidiary, nor, to its knowledge, any of their respective directors, officers or employees, is currently a Restricted Party.

(b)  Each of the Borrowers and their respective Subsidiaries has policies and procedures designed to ensure compliance in all material respects by the Borrowers and their respective Subsidiaries and their respective directors, officers and employees with all applicable Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions Laws and Regulations.

(c) No proceeds of any Loan or Letter of Credit have been used, directly or indirectly, by any Borrower, any of its respective Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 8.12(b).

ARTICLE VIII

AFFIRMATIVE COVENANTS.

Each Borrower covenants and agrees as to itself and its Subsidiaries that on and after the Fifth Amendment Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder are paid in full:

Section 8.01 Information Covenants. Silgan will furnish to the Administrative Agent (who will then promptly furnish a copy of same to each Lender):

(a) Quarterly Financial Statements. Within 60 days (or 120 days in the case of the fourth fiscal quarter) after the close of each quarterly accounting period in each fiscal year of Silgan, (i) the consolidated ~~and consolidating~~ balance ~~sheets~~sheet of Silgan and its Subsidiaries and Unrestricted Subsidiaries as at the end of such quarterly accounting period and the related consolidated ~~and consolidating~~ statements of income and cash flow for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period (provided that consolidated statements of cash flow shall only be for the elapsed portion of the fiscal year), in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer, treasurer or controller of Silgan, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) if Silgan no longer files a quarterly report on Form 10-Q with the SEC, Silgan shall deliver to the Administrative Agent a statement containing management’s discussion and analysis of the important operational and financial developments during such quarterly accounting period in a form that would otherwise be required in such quarterly report on Form 10-Q.

(b) Annual Financial Statements. Within 120 days after the close of each fiscal year of Silgan, (i) the consolidated ~~and consolidating~~ balance ~~sheets~~ sheet of Silgan and its Subsidiaries and Unrestricted Subsidiaries as at the end of such fiscal year and the related consolidated ~~and consolidating~~ statements of income and cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and certified~~, in the case of the consolidated financial statements,~~ by Ernst & Young LLP, another big four accounting firm or an independent registered public accounting firm of recognized national standing reasonably acceptable to the Administrative Agent, ~~and in the case of the consolidating financial statements, by the chief financial officer, treasurer or controller of Silgan,~~ in each case together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of Silgan and its Subsidiaries and Unrestricted Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge that Silgan or any of its Subsidiaries failed to comply with any of the terms of Sections 9.03, 9.04, 9.05, 9.07 and 9.08 or, if in the opinion of such accounting firm Silgan or any of its Subsidiaries has failed to comply with any of the terms of any such Section and such failure is continuing, a statement as to the nature thereof, and (ii) if Silgan no longer files an annual report on Form 10-K with the SEC, Silgan shall deliver to the Administrative Agent a statement containing management’s discussion and analysis of the important operational and financial developments during such annual accounting period in a form that would otherwise be required in such annual report on Form 10-K.

(c) Budgets; Forecasts. Within 90 days after the first day of each fiscal year of Silgan, a budget in form and scope reasonably satisfactory to the Administrative Agent (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by Silgan for each of the four fiscal quarters beginning on the first day of such fiscal year accompanied by the statement of the chief financial officer, treasurer or controller of Silgan to the effect that, to the best of such officer’s knowledge, the budget is a reasonable estimate for the period covered thereby, setting forth the assumptions made in preparing such budget and accompanied by the statement of the chief financial officer, treasurer or controller of Silgan to the effect that, to the best of such officer’s knowledge, the budget is a reasonable estimate for the period covered thereby.

(d) Officer’s Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a) and/or (b), a certificate of the chief financial officer, treasurer or controller of Silgan to the effect that, (A) to the best of such officer’s knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth (in reasonable detail) the calculations required to establish (i) in the case of the statements delivered pursuant to Section 8.01(a), (I) whether the Borrowers were in compliance with the provisions of Sections ~~5.02(g), 5.02(h), 5.02(i), 9.02(vi), 9.02(xi), 9.04(xii), 9.04(xvii), 9.05(viii), 9.05(xiii),~~ 9.07 and 9.08 at the end of such fiscal quarter, (II) the amount of the Net Equity Proceeds Amount, the Permitted Additional Investment Basket Amount, the Consolidated Tangible Assets and the Retained Excess Cash Flow Amount at the end of such fiscal quarter, and (III) the Applicable Margin and the Applicable Commitment Commission Percentage at such time, and (ii) in the case of the statements delivered pursuant to Section 8.01(b), (I) the amount of any mandatory prepayments and/or commitment reductions required pursuant to Section 5.02 during such fiscal year, (II) whether the Borrowers were in compliance with the provisions of Sections ~~9.01~~5.02(~~vi~~g ), ~~9.01~~ 5.02(~~x~~h )~~, 9.01(xiv), 9.01(xxi), 9.02(v), 9.02(vi), 9.02(xi), 9.02(xix), 9.04, 9.05~~, 9.07 and 9.08 at the end of such fiscal year, (III) the amount of the Net Equity Proceeds Amount, the Permitted Additional Investment Basket Amount, the Consolidated Tangible Assets and the Retained Excess Cash Flow Amount at the end of such fiscal year, (IV) attaching an updated list of Subsidiaries and Material Subsidiaries as of the end of such fiscal year, and (V) the Applicable Margin and the Applicable Commitment Commission Percentage at such time, provided that, if any Lease Accounting GAAP Change shall have become effective and shall have been applied by Silgan in connection with the preparation of such consolidated financial statements but shall not have been applied in accordance with Section 1.02(b) and/or Section 12.07(a), as applicable, for the purposes of any calculations of the Total Net Leverage Ratio set forth in such certificate as required by this clause (A), Silgan will provide a reconciliation of the financial information used in such calculations with the information set forth in the applicable financial statements, and (B) no changes are required to be made to any of Annexes A through E, inclusive, and Annex G, in each case of the US Pledge Agreement, so as to make the information set forth therein accurate and complete as of the date of such certificate, or to the extent that such information is no longer accurate and complete as of such date, list in reasonable detail all information necessary to make all such Annexes accurate and complete (at which time such Annexes shall be deemed modified to reflect such information).

(e) Notice of Default or Litigation. Promptly, and in any event within three (3) Business Days after an officer of any Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, (ii) any litigation or governmental proceeding pending (A) against any Borrower or any of its Material Subsidiaries which could reasonably be expected to have a Material Adverse Effect or (B) with respect to any Credit Document and (iii) any other event (including any such event relating to environmental matters) which is reasonably likely to have a Material Adverse Effect.

(f) Other Reports and Filings. To the extent not available on Silgan’s website or otherwise not publicly available, promptly, copies of all financial information, proxy materials and other information and reports, if any, (i) which any Borrower shall file with the Securities and Exchange

Commission or any governmental agencies substituted therefor (the “SEC”) or (ii) which Silgan shall deliver to the holders of, or to the trustee with respect to, the Senior Notes, any Additional Permitted Indebtedness or any Incremental Equivalent Indebtedness.

(g) Patriot Act, Etc. Promptly following the Administrative Agent’s or any Lender’s request therefor, all documentation and other information that the Administrative Agent or such Lender (through the Administrative Agent) reasonably requests in order to comply with its ongoing obligations under the applicable “know your customer” and Anti-Money Laundering Laws.

(h) Other Information. From time to time, such other information or documents (financial or otherwise) as any Agent or the Required Lenders may reasonably request.

Section 8.02 Books, Records and Inspections. Each of the Borrowers will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with accounting principles generally accepted in the United States (or, in the case of a Foreign Subsidiary of Silgan, in the jurisdiction of organization of such Foreign Subsidiary) and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Each of the Borrowers will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Lender to visit and inspect, under guidance of officers of such Borrower or such Subsidiary, any of the properties of such Borrower or such Subsidiary, and, under guidance of officers of such Borrower or such Subsidiary, to examine the books of account of such Borrower or such Subsidiary and discuss the affairs, finances and accounts of such Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent public accountants (so long as an officer of such Borrower or Subsidiary is present), all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Lender may request upon reasonable prior notice. In connection with the foregoing, each Agent and the Lenders agree to keep any information delivered or made available by the Borrowers which the Borrowers clearly indicate to be confidential information confidential in accordance with Section 12.15.

Section 8.03 Maintenance of Property; Insurance. (a) Each of the Borrowers will, and will cause each of its Material Subsidiaries to, (i) keep all property useful and necessary in its business in reasonable working order and condition, ordinary wear and tear excepted, (ii) maintain with financially sound and reputable insurance companies insurance on all of its property and against at least such risks and in at least such amounts as (in each case) is consistent with prudent risk management and industry practice and (iii) furnish to the Administrative Agent and each Lender, upon written request, full information as to the insurance carried.

(b) To the extent that insurance is required to be maintained in accordance with clause (a) above in this Section 8.03, each Borrower will, and will cause each of the other Credit Parties to, at all times keep its property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by such Borrower and/or such other Credit Parties) (i) shall be endorsed to the Collateral Agent’s satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as lender’s loss payee and/or additional insured to the extent permitted by Applicable Law), (ii) shall state that such insurance policies shall not be canceled without at least 30 days’ prior written notice thereof by the respective insurer to the Collateral Agent (unless it is such insurer’s policy not to provide such a statement), and (iii) shall be deposited with the Collateral Agent.

Section 8.04 Franchises. Each of the Borrowers will, and will cause each of its Material Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its rights, franchises, licenses and patents, except for those rights, franchises, licenses and patents the loss of which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; provided, however, that nothing in this Section 8.04 shall prevent (i) the withdrawal by any Borrower or any of its Material Subsidiaries of its qualification as a foreign corporation, partnership or limited liability company, as the case may be, in any jurisdiction where such withdrawal, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or (ii) any transaction permitted by Section 9.02.

Section 8.05 Compliance with Statutes; etc. Each of the Borrowers will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, all applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except for any failure to be in compliance therewith which could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 8.06 ERISA. (a) As soon as possible and in any event within 30 days after any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate knows or has reason to know of any of the following events (to the extent that any such events, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect): that a Reportable Event has occurred with respect to a Plan (except to the extent that such Borrower has previously delivered to the Lenders a certificate and notice (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that with respect to a Plan, such Plan has failed to satisfy the minimum funding standard within the meaning of Section 412 of the Code or an application is to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code; that a Plan has been or is likely to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan other than a Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) has an Unfunded Current Liability; that proceedings have been instituted or may reasonably be expected to be instituted to terminate a Plan; or that any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate will incur or is likely to incur any liability to or on account of a Plan which is a single-employer plan (as defined in Section 4001(a)(15) of ERISA) under Section 4062, 4063 or 4064 of ERISA, or which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) under Section 515, 4201 or 4204 of ERISA, Silgan will (in each such case) deliver to the Administrative Agent a certificate of the chief financial officer, treasurer or controller of Silgan setting forth details as to such occurrence and action, if any, which such Borrower or Subsidiary or ERISA Affiliate is required or proposes to take, together with any notices required to be given to or filed with or by such Borrower or Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto. Silgan will deliver to the Administrative Agent, upon request by the Administrative Agent, a complete copy of the annual report (Form 5500) of each Plan that is not (i) a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) or (ii) a Plan which is no longer maintained or contributed to by any Borrower, any Subsidiary of any Borrower or an ERISA Affiliate, in each case which is required to be filed with the Internal Revenue Service. Copies of any other notices required to be delivered to the Lenders hereunder shall be delivered no later than 30 days after the later of the date such report or notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by any Borrower or any of its Subsidiaries or any ERISA Affiliate.

(b) As soon as possible and in any event within 30 days after any Borrower or any Subsidiary of any Borrower knows or has reason to know of the occurrence of any of the following events (to the extent that any such events, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect), Silgan will deliver to the Administrative Agent, a certificate of the chief financial officer, treasurer or controller of Silgan setting forth the full details as to such occurrence and the action, if any, that Silgan or such Subsidiary is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Silgan, such Subsidiary or a Foreign Pension Plan participant with respect thereto: that any contribution required to be made with respect to a Foreign Pension Plan has not been timely made; or that Silgan or any Subsidiary of Silgan may incur any liability pursuant to any Foreign Pension Plan. In addition to any certificates or notices delivered to the Administrative Agent pursuant to the first sentence hereof, copies of any material notices received by Silgan or any Subsidiary of Silgan with respect to any Foreign Pension Plan shall be delivered to the Administrative Agent no later than 30 days after the date such notice has been received by Silgan or such Subsidiary, as applicable.

Section 8.07 End of Fiscal Years; Fiscal Quarters. Each US Borrower will cause (i) each of its, and each of its Domestic Subsidiaries’, fiscal years to end on December 31 and (ii) each of its, and each of its Domestic Subsidiaries’, fiscal quarters to end on March 31, June 30, September 30 and December 31.

Section 8.08 Taxes. Each of the Borrowers will, and will cause each of its Material Subsidiaries to, pay when due all taxes which, if not paid when due, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect except as contested in good faith and by appropriate proceedings if adequate reserves (in the good faith judgment of the management of Silgan) have been established with respect thereto.

Section 8.09 Additional Security; Further Assurances; etc. (a) Except during a Collateral Release Period and other than with respect to an Excluded Entity (as defined in the US Pledge Agreement), each of the Borrowers will, and will cause each of the US Subsidiary Guarantors, Dutch Guarantors and Related Foreign Company Guarantors to, grant to the Collateral Agent, for the benefit of the Secured Creditors described in the Security Documents to which such Credit Party is a party, security interests in the ~~capital stock and other equity interests~~Capital Stock of the Subsidiaries owned by such Credit Party (which, in the case of Foreign Subsidiaries owned by a Foreign Credit Party, shall be limited to ~~Material~~those Foreign Subsidiaries ~~organized in the country of such~~that are Foreign ~~Credit Party which are directly owned by such Foreign Credit Party~~Borrowers) as are not covered by the original Security Documents to which such Credit Party is a party, or as may be requested from time to time by the Required Lenders (the “Additional Security Documents”). Such security interests shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall (except as otherwise consented to by the Required Lenders) constitute valid and enforceable perfected security interests superior to and prior to the rights of all third Persons and subject to no other Liens, except Permitted Liens. The Additional Security Documents or other instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Secured Creditors, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full; provided, however, no US Pledge Agreement that is governed by local law shall be required for the ~~capital stock~~Capital Stock of any Foreign Subsidiary of Silgan that is owned directly by a US Credit Party unless such Foreign Subsidiary is either a Dutch Subsidiary or a directly owned Foreign Credit Party. Notwithstanding the foregoing, ~~except as, and to the extent, provided in Section 8.10,~~ (i) no Foreign Credit Party shall be required to guaranty the Obligations of any US Credit Party or have any ~~equity interests~~Capital Stock owned by it secure the Obligations of any US Credit Party and (ii) to the extent required, a Credit Party shall only be required to execute and deliver Additional Security Documents in connection with a Restructuring Transaction upon completion of such Restructuring Transaction.

(b) Each of the Borrowers will, and will cause each of the other Credit Parties to, at its own expense, deliver to the Collateral Agent agreements and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, the Borrowers shall cause to be delivered to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Administrative Agent to assure themselves that this Section 8.09 ~~(and, if applicable, Section 8.10~~) has been complied with.

(c) Each of the Borrowers agrees that each action required above by clauses (a) and (b) of this Section 8.09 shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by the Administrative Agent or the Required Lenders or otherwise required to be taken by the respective Credit Parties, as the case may be (as such date may be extended by the Administrative Agent in its sole discretion).

(d) In the event that any Borrower or any of its Subsidiaries which are Credit Parties changes its legal name or jurisdiction of organization, (i) it will give to the Administrative Agent and the Collateral Agent prompt written notice clearly describing such new name and/or jurisdiction of organization and providing such other information in connection therewith as the Administrative Agent and the Collateral Agent may reasonably request, and (ii) with respect to such new name and/or jurisdiction of organization, it shall take all action, reasonably satisfactory to the Administrative Agent and the Collateral Agent, to maintain the security interests granted by any Borrower or any such other Credit Party to the Collateral Agent in the Collateral pursuant to any Security Document at all times fully perfected and in full force and effect.

~~Section 8.10 Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, revenue rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for Silgan reasonably acceptable to the Administrative Agent does not within 30 days after a request from the Administrative Agent or the Required Lenders deliver a written opinion or other evidence, in form and substance reasonably satisfactory to the Administrative Agent, with respect to any Foreign Subsidiary directly owned by Silgan or another US Credit Party which has not already had all of its stock pledged pursuant to the US Pledge Agreement (other than of any Excluded Entity (as defined in the US Pledge Agreement)) that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote to secure the Obligations of the US Credit Parties (as opposed to the Obligations of a Foreign Credit Party, including, for this purpose, any guaranty of such Obligations by a US Credit Party), (ii) the entering into by such Foreign Subsidiary of a pledge agreement substantially in the form of the US Pledge Agreement to secure the Obligations of the US Borrowers and of such Foreign Subsidiary under the US Borrowers/Subsidiaries Guaranty and (iii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the US Borrowers/Subsidiaries Guaranty guaranteeing the Obligations of the US Borrowers, in any such case could reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for US Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent for Federal income tax purposes, then, except during a Collateral Release Period, (A) in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary’s outstanding capital stock so issued by such Foreign Subsidiary not theretofore pledged pursuant to the US Pledge Agreement to secure the Obligations of the US Credit Parties shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the US Pledge Agreement, (B) in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the US Pledge Agreement (or another~~

~~pledge agreement in substantially similar form, if needed, including by amending or otherwise modifying the comparable Foreign Security Document), granting to the Collateral Agent for the benefit of the Secured Creditors a security interest in all of such Foreign Subsidiary’s capital stock or the capital stock directly owned by such Foreign Subsidiary in the Material Subsidiaries of such Foreign Subsidiary organized in the same jurisdiction as such Foreign Subsidiary, as the case may be, and securing the Obligations of the US Borrowers and, in the event the US Borrowers/Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and (C) in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary shall execute and deliver the US Borrowers/Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the US Borrowers, in each case to the extent that the entering into of the US Pledge Agreement or the US Borrowers/Subsidiaries Guaranty (or substantially similar documents) is permitted by the laws of the respective foreign jurisdiction (after complying with any “whitewash” or other applicable proceedings) and with all documents delivered pursuant to this Section 8.10 to be in form and substance reasonably satisfactory to the Administrative Agent.~~

Section  8.10 [Reserved].

Section 8.11 Margin Stock. Each of the Borrowers will, and will cause each of their respective Subsidiaries to, take any and all actions as may be required to ensure that no ~~capital stock~~Capital Stock pledged, or required to be pledged, pursuant to any Security Document shall constitute Margin Stock.

Section 8.12 Use of Proceeds.

(a) Each Borrower will use the proceeds of the Loans incurred by it only as provided in Section 7.10.

(b) No Borrower will request any Loan or Letter of Credit, and no Borrower shall use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Restricted Party, or (iii) in any manner that would result in the violation of any Sanctions Laws and Regulations applicable to any party hereto.

Section 8.13 Maintenance of Corporate Separateness. Each Borrower will cause each of its Unrestricted Subsidiaries to satisfy customary corporate formalities, including, as applicable, the holding of regular board of directors’ and shareholders’ meetings or action by directors or shareholders without a meeting and the maintenance of corporate offices and records. No Borrower nor any of its Subsidiaries shall make any payment to a creditor of any Unrestricted Subsidiary in respect of any liability of any Unrestricted Subsidiary except pursuant to any guaranty given by such Borrower or Subsidiary to such creditor pursuant to Section 9.04(xiv), and no bank account or similar account of any Unrestricted Subsidiary shall be commingled with any bank account or similar account of Silgan or any of its Subsidiaries. Any financial statements distributed to any creditors of any Unrestricted Subsidiary shall clearly establish or indicate the corporate separateness of such Unrestricted Subsidiary from Silgan and its Subsidiaries. Finally, neither Silgan nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Silgan or any of its Subsidiaries or Unrestricted Subsidiaries being ignored, or in the assets and liabilities of Silgan or any of its

Subsidiaries being substantively consolidated with those of any other such Person or any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

Section 8.14 Maintenance of Ratings. Silgan will use its commercially reasonable efforts to maintain at all times public corporate credit ratings and corporate family ratings (as applicable) of any level with respect to Silgan, in each case from at least two of S&P, Moody’s and Fitch.

Section 8.15 Release and Reinstatement of Collateral.

(a) Notwithstanding anything to the contrary contained in this Agreement or any Credit Document, if at any time (including after a Collateral Reinstatement Event shall have previously occurred) a Collateral Release Event shall have occurred and be continuing, then all Collateral (other than Cash Collateral) and the Security Documents (other than Security Documents entered into in connection with Cash Collateral) shall be released automatically and terminated without any further action. In connection with the foregoing, the Administrative Agent shall, at Silgan’s sole expense and at Silgan’s request, promptly (i) return to Silgan all certificates and instruments evidencing pledged Collateral, (ii) execute and file in the appropriate location and deliver to Silgan such termination and full or partial release statements or confirmation thereof, as applicable, and (iii) do such other things as are reasonably necessary to release the Liens to be released pursuant hereto promptly upon the effectiveness of any such release.

(b) Notwithstanding clause (a) above, if a Collateral Reinstatement Event shall have occurred, all Collateral and Security Documents shall, at Silgan’s sole cost and expense, be reinstated and all actions reasonably necessary, or reasonably requested by the Administrative Agent to provide to the Administrative Agent for the benefit of the Secured Creditors valid, perfected, first priority security interests (subject to Permitted Liens) in the Collateral (including without limitation the delivery of documentation and taking of actions of the type described in Sections 8.09~~, 8.10~~ and 9.10) shall be taken within thirty (30) days (or such longer period as agreed to by the Administrative Agent) after such Collateral Reinstatement Event.

Section 8.16 Compliance with Anti-Money Laundering Laws and Beneficial Ownership Regulation. The Borrowers will (a) maintain policies and procedures designed to ensure compliance in all material respects by the Borrowers, their respective Subsidiaries and their respective directors, officers and employees with all Anti-Money Laundering Laws, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, with any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.

ARTICLE IX

NEGATIVE COVENANTS.

Each Borrower covenants and agrees as to itself and its Subsidiaries that on and after the Fifth Amendment Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder are paid in full:

Section 9.01 Liens. None of the Borrowers will, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of such Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to any Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following Liens (collectively, “Permitted Liens”):

(i) inchoate Liens for taxes not yet due and payable and delinquent, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of Silgan) have been established and deemed trusts or other Liens that are unregistered and that secure amounts that are not yet due and payable and delinquent in respect of unpaid wages, vacation pay, employee or non-resident withholding tax source deductions, goods and services taxes, sales taxes, harmonized sales taxes, municipal taxes, workers’ compensation, unemployment insurance, pension fund obligations and realty taxes;

(ii) Liens in respect of property or assets of any Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, construction and mechanics’ liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of such Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such Lien;

(iii) Liens in existence on the ~~Third~~Fifth Amendment Effective Date which are listed, and the property subject thereto described, in Schedule V (other than Liens specifically permitted under clauses (viii) and (x) of this Section 9.01), plus any renewals, replacements and extensions of any such Liens, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension plus, in the case of a revolving credit facility, any unutilized commitments thereunder at such time (but only to the extent that such commitments were in effect on the ~~Third~~Fifth Amendment Effective Date), (y) the terms of any such Indebtedness are no more restrictive in any material respect than the terms of the Indebtedness being renewed, replaced or extended and (z) any such renewal, replacement or extension does not encumber any additional assets or properties of Silgan or any of its Subsidiaries;

(iv) Liens created pursuant to the Security Documents;

(v) pledges or deposits in connection with worker’s compensation, unemployment insurance and other social security legislation;

(vi) deposits made in the ordinary course of business (including, without limitation, surety bonds) to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations~~, provided that the aggregate amount of cash and the fair market value (as determined in good faith by management of Silgan) of non-cash collateral so deposited shall at no time exceed $125,000,000~~;

(vii) (i) as to any particular Real Property at any time, such easements, encroachments, covenants, rights of way, subdivisions, parcelizations, minor defects,

irregularities, encumbrances on title (including leasehold title) or other similar charges or encumbrances which do not materially detract from the value of such Real Property for the purpose for which it is held by the owner or lessor thereof, (ii) municipal and zoning ordinances and other land use and environmental regulations, which are not violated in any material respect by the existing improvements and the present use made by the owner thereof of the premises, and (iii) general real estate taxes and assessments not yet due or as to which the grace period has not yet expired (not to exceed 30 days) or the amount or validity of which are being contested in good faith by appropriate proceedings diligently pursued, if adequate provision for the payment of such taxes has been made on the books of such Person to the extent required by GAAP or, if applicable, in the case of a Foreign Subsidiary, generally accepted accounting principles in effect from time to time in its jurisdiction of organization;

(viii) Liens ~~created by virtue of~~to secure Capitalized Lease Obligations permitted under Section 9.04(vii)(B), provided that ~~(x)~~ such Liens are only in respect of the property or assets subject to, and secure only, the respective ~~capitalized lease and (y) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii) shall not at any time exceed 10.0% of Consolidated Tangible Assets at the time of incurrence thereof (based on the most recently delivered financial statements pursuant to Section  8.01);~~Capitalized Lease;

(ix) Liens in the form of licenses, leases, sublicenses or subleases ~~granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of any Borrower or any of~~ (or other grants of rights to use) granted or created by Silgan or any Subsidiary, which (A) do not interfere, individually or in the aggregate, in any material respect with the business of Silgan and its Subsidiaries, taken as a whole, or (B) are between or among Silgan and/or its Subsidiaries;

~~(x) Liens placed upon equipment, machinery or other materials used in the ordinary course of business of any Borrower or any of its Subsidiaries (other than the Receivables Subsidiary) at the time of the acquisition thereof by such Borrower or such Subsidiary or within 120 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment, machinery or other materials or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (x) shall not at any time exceed $650,000,000 and (y) in all events, the Lien encumbering the equipment, machinery or other materials so acquired does not encumber any other asset of such Borrower or such Subsidiary (other than the proceeds of such equipment, machinery or other materials);~~

(x) Liens to secure Indebtedness permitted to be incurred or assumed pursuant to Section 9.04(vii)(A) for the purpose of financing (or financing all or part of the purchase price within 270 days after the respective purchase of assets) all or any part of the design, acquisition, development, construction, installation, repair, improvement cost or the lease of such property (including Liens to which any property is subject at the time of acquisition thereof by Silgan or any of its Subsidiaries); provided that (A) any such Lien does not extend to any other property (other than accessions and additions of such property, and products and proceeds of such property, and other than pursuant to customary cross-collateralization provisions with respect to other property of Silgan or any Subsidiary that also secures Indebtedness owed to the same financing party or its Affiliates) and (B) such Lien either exists on the Fifth Amendment Effective Date, on the date that the Person owning such property becomes a Subsidiary, or is created in connection with the design, acquisition, construction, development, installation, repair, lease or improvement of such property as permitted by this Agreement, or in connection with any extensions, renewals, refinancings, refundings and replacements of any such Indebtedness;

(xi) statutory and common law landlords’ liens under leases to which any Borrower or any of its Subsidiaries is a party;

(xii) Liens existing on any asset prior to the acquisition thereof pursuant to a Permitted Acquisition so long as any such Liens were not created in contemplation of such acquisition and any such Liens do not extend to any other assets of any Borrower or any of its Subsidiaries, plus any renewals, replacements and extensions of any such Liens, provided that (x) the Indebtedness, if any, secured by such Liens is permitted by Section 9.04(x) and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of Silgan or any of its Subsidiaries other than the assets of any Foreign Subsidiary that is not a Foreign Credit Party;

(xiii) Liens granted by the Receivables Subsidiary on those accounts receivable and related assets sold by it pursuant to the Accounts Receivable Facility Documents to the extent that such Liens are created by the Accounts Receivable Facility Documents;

(xiv) Liens arising from attachments, judgments, writs or warrants of attachment or other similar Liens arising in connection with court or arbitration proceedings which do not constitute an Event of Default under Section 10.09;

(xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(xvi) ~~Liens arising from licenses and sublicenses of patents, trademarks, or other intellectual property rights not interfering, individually or in the aggregate, in any material respect~~, ~~with the conduct of the business of any Borrower or any of its Subsidiaries ;~~any interest or title of a lessor, licensor, sublessor or sublicensor under leases or licenses not prohibited by this Agreement;

(xvii) Liens (A) in respect of an agreement to sell, transfer or dispose of any asset, to the extent such disposal is permitted or (B) solely on any earnest money deposits made by any Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement entered into by it to the extent such acquisition is not prohibited hereunder;

(xviii) Liens arising from filing precautionary UCC financing statements relating ~~solely to personal property~~to (A) operating leases ~~entered into in the ordinary course of business;~~or other obligations not constituting Indebtedness or relating to Capitalized Lease Obligations or an Accounts Receivable Facility (to the extent that such Capitalized Lease Obligations or Accounts Receivable Facility would be permitted to be secured by Liens under Section 9.01 without regard to this clause (xviii)), or (B) supply chain financing arrangement permitted by Section 9.04(xvi) or to the sale of accounts receivable pursuant to Section 9.02(xi) or (xii);

(xix) Liens placed upon the assets of a Foreign Subsidiary of Silgan to secure such Foreign Subsidiary’s Indebtedness incurred pursuant to Section 9.04(xvii);

(xx) customary bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more deposit accounts maintained by Silgan or any Subsidiary thereof, in each case granted in the ordinary course of business in favor of the bank or banks with respect to cash management and operating account arrangements;

~~(xxi) Liens (other than in respect of the Receivables Subsidiary) not otherwise permitted by the provisions of this Section 9.01 to the extent securing liabilities not in excess of $500,000,000 in the aggregate; provided, however, that if such Liens are consensual Liens, those Liens also shall not encumber properties or assets with an aggregate fair market value (as determined in good faith by management of Silgan) in excess of $500,000,000; and~~

(xxi) ~~(xxii)~~ Liens on Collateral securing Incremental Equivalent Indebtedness permitted under Section 9.04(xix); provided that (x) any such Lien and/or Indebtedness is subject to an intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent and (y) no such Liens shall be permitted to be created or to exist during a Collateral Release Period;

(xxii) Liens in respect of Additional Permitted Indebtedness permitted by Section 9.04(ix) but only to the extent that at the time such Indebtedness is incurred, and immediately after giving effect to such incurrence thereof on a Pro Forma Basis, the Total Secured Net Leverage Ratio shall not exceed 3.00 to 1.00; provided that such Liens are expressly subordinated to the Liens on the Collateral securing the Obligations pursuant to intercreditor arrangements reasonably acceptable to the Administrative Agent;

(xxiii) other Liens (other than in respect of the Accounts Receivables Facility) so long as, without duplication, the value of the property subject to such Liens at the time such Lien is incurred and the Indebtedness (including any Refinancing of such Indebtedness) and other obligations secured thereby do not exceed the greater of (x) $600,000,000 and (y) 10.0% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01);

(xxiv) (A) Liens on the Capital Stock of Unrestricted Subsidiaries or Joint Ventures securing capital contributions to, or obligations of, such Persons and (B) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-Wholly-Owned Subsidiaries;

(xxv) Liens on the assets that are the subject of a sale and leaseback transaction permitted by Section 9.02(v); and

(xxvi) Liens to secure Indebtedness incurred under Section 9.04(iii)(B);

provided that, notwithstanding anything in the contrary in this Section 9.01, during a Collateral Release Period none of the foregoing provisions of this Section 9.01 shall permit any Lien to exist on assets that constituted or would constitute Collateral immediately prior to the applicable Collateral Release Event, except to the extent that such Liens were expressly permitted on such assets prior to giving effect to such Collateral Release Event.

Section 9.02 Consolidation, Merger, Sale of Assets, etc. None of the Borrowers will, nor will it permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs (including by division) or enter into any transaction of merger, amalgamation or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (including by division), or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any

Person ~~(or agree to do any of the foregoing at any future time unless any such agreement is expressly made subject to obtaining the consent of the Required Lenders)~~, or permit any of its Subsidiaries so to do any of the foregoing, except that:

(i) ~~such Borrower~~Silgan and its Subsidiaries may make sales of inventory, equipment and other assets, in each case, in the ordinary course of business;

(ii) ~~such Borrower~~Silgan and its Subsidiaries (A) may~~, in the ordinary course of business~~, ~~grant licenses and sublicenses~~ enter into licenses or sublicenses (or other grants of rights to use) granted or created by Silgan or any Subsidiary, which (1) do not interfere, individually or in the aggregate, in any material respect with the business of Silgan and its Subsidiaries, taken as a whole, (2) are between or among Silgan and/or its Subsidiaries or (3) relates to closed facilities or the discontinuation of any product line, and (B) abandon, allow to lapse or dispose of intellectual property ~~to other Persons not materially interfering with the conduct of~~or other proprietary rights of such Person that, in the reasonable judgment of such Person, is no longer economically practical to maintain in any material respect in the business of ~~such Borrower or any of~~Silgan and its Subsidiaries, taken as a whole;

(iii) Capital Expenditures shall be permitted (other than by the Receivables Subsidiary);

(iv) sales, transfers and other dispositions (including by way of capital contribution) of accounts receivable and related assets by the Designated Credit Parties and the Receivables Subsidiary ~~may transfer and sell accounts receivable and related assets~~pursuant to, and in accordance with the terms of, the Accounts Receivable Facility Documents;

(v) Subsidiaries of Silgan may enter into sale and leaseback transactions with respect to ~~their equipment and Real Property~~any property, real or personal, so long as (v) no Default or Event of Default then exists or would result therefrom, (w) each such sale and leaseback transaction is in an arm’s length transaction and the respective Subsidiary receives at least fair market value (as determined in good faith by Silgan or such Subsidiary), (x) the total consideration received by such Subsidiary is cash and is paid at the time of the closing of such sale, (y) the Net ~~Sale~~ Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 5.02(i) and (z) the aggregate amount of all proceeds received following the ~~Third~~Fifth Amendment Effective Date from all sale and leaseback transactions pursuant to this clause (v) shall not exceed the greater of (I) $~~400,000,000~~600,000,000 and (II) 10% of the Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01);

(vi) such Borrower and its Subsidiaries may ~~sell~~make sales, transfers and other dispositions of assets (other than (i) accounts receivable, (ii) pursuant to a sale and leaseback transaction or (iii) the ~~capital stock~~Capital Stock of the Receivables Subsidiaries or the ~~capital stock~~Capital Stock of any Subsidiary of Silgan which is a Credit Party unless all of such ~~capital stock of~~Capital Stock of such Subsidiary is sold), so long as (v) no Default or Event of Default then exists or would result therefrom, (w) each such sale is in an arm’s length transaction and such Borrower or such Subsidiary receives at least fair market value (as determined in good faith by such Borrower or such Subsidiary, as the case may be), (x) the Net ~~Sale~~ Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 5.02(g) and (y) the ~~aggregate amount of all proceeds received following the Third Amendment Effective Date from all~~fair market value of all assets sold ~~pursuant to~~, transferred or otherwise disposed of in reliance upon this clause (vi) following the Fifth Amendment Effective Date shall not, in the aggregate, exceed the ~~sum~~greater of (I)  $~~1,400,000,000~~2,000,000,000 and (II) ~~an amount equal to~~25% of the Consolidated Tangible Assets ~~acquired in the Gateway Acquisition, the Unicep Acquisition and the Easytech Acquisition and acquired by Silgan and its Subsidiaries following the Third Amendment Effective Date~~at such time (based on the most recently delivered financial statements pursuant to Section 8.01); provided that to the extent that the Net Proceeds of any such sale, transfer or other disposition that are not required to be used to prepay Loans pursuant to Section 5.02(g) are used to purchase assets used or useful in one or more of the businesses referred to in Section 9.13 in the time period prescribed in Section 5.02(g), and if such Borrower or such Subsidiary has complied with the provisions of Section 9.10 with respect to any acquisition or newly formed Subsidiary, such sale, transfer or other disposition shall be disregarded for purposes of calculations pursuant to this clause (vi);

(vii) Investments may be made to the extent permitted by Section 9.05;

(viii) (A) any Domestic Subsidiary of Silgan that is a US Credit Party may merge with and into any other Domestic Subsidiary of Silgan that is a US Credit Party, and (B) any Foreign Subsidiary of Silgan that is a Foreign Credit Party may merge with and into, or amalgamate with, any other Foreign Subsidiary of Silgan that is a Foreign Credit Party;

(ix) (A) any Domestic Subsidiary of Silgan (other than a US Credit Party and the Receivables Subsidiary) may merge with and into any other Domestic Subsidiary of Silgan (other than the Receivables Subsidiary), and (B) any Foreign Subsidiary of Silgan (other than a Foreign Credit Party) may merge with and into, or amalgamate with, any other Foreign Subsidiary of Silgan, in each case so long as (i) in the case of any merger or amalgamation involving a Credit Party, the Credit Party or the corporation continuing from such amalgamation is the surviving corporation of such merger or amalgamation, and in the case of an amalgamation, such surviving corporation is automatically, by operation of law, liable, without limitation, for all amounts, liabilities and obligations of a Credit Party hereunder, (ii) in the case of any merger or amalgamation involving a Borrower, such Borrower or the corporation continuing from such amalgamation is the surviving corporation of such merger or amalgamation, and in the case of an amalgamation, such surviving corporation is automatically, by operation of law, liable, without limitation, for all amounts, liabilities and obligations of a Credit Party hereunder, (iii) if only one such Subsidiary is a Wholly-Owned Subsidiary of Silgan, such Wholly-Owned Subsidiary or the corporation continuing from such amalgamation is the surviving corporation of such merger or amalgamation and (iv) if the Subsidiary that is being merged out of existence is a non-Wholly-Owned Subsidiary of Silgan, the only consideration paid to the minority shareholders of such non-Wholly-Owned Subsidiary is common stock of Silgan, Qualified Preferred Stock of Silgan and/or cash and with the payment of the merger consideration to be treated as a Permitted Acquisition made pursuant to (and Silgan shall be required to satisfy the requirements of) Section 9.02(x);

(x) Permitted Acquisitions shall be permitted;

(xi) Subsidiaries of Silgan may from time to time sell ~~individual~~, transfer or otherwise dispose of accounts receivable and related assets (other than as part of the Accounts Receivable Facility) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale is for cash ~~which is paid at the time of such sale~~ and (iii) no more than the greater of (I) $~~750,000,000~~1,100,000,000 and (II) 20% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01) of accounts receivable and related assets in the aggregate are sold pursuant to this clause (xi) in any fiscal year of Silgan; provided that any unused portion of such amount for any fiscal year of

Silgan may be carried forward and utilized to make such sales, transfers or other dispositions in the immediately following fiscal year of Silgan but not in any fiscal year thereafter (it being understood and agreed that (x) any such sales, transfers and other dispositions made in such immediately succeeding fiscal year shall be deemed to have first utilized the unused amount carried forward from a preceding fiscal year and (y) any unused portion of such amount for the fiscal year ended December 31, 2023 (as determined on the basis of the applicable basket in effect at such time) shall be carried forward to the fiscal year ending December 31, 2024);

(xii) such Borrower and its Subsidiaries may transfer and sell accounts receivable and related assets pursuant to a supply chain financing arrangement in the ordinary course of business on customary terms; provided that Silgan shall, at the time of the delivery of the financial statements provided for in Sections 8.01(a) and/or (b), deliver to the Administrative Agent a report of the amount of accounts receivable and related assets sold under this clause (xii) during the preceding fiscal quarter period;

(xiii) (A) any Subsidiary of Silgan that conducts no operations, has no assets (other than immaterial assets) and has no liabilities (other than immaterial liabilities) may be dissolved or liquidated, (B) any other Subsidiary of Silgan (other than a Credit Party or the Receivables Subsidiary) may be liquidated or dissolved so long as Silgan determines in good faith that such liquidation or dissolution is in the best interest of Silgan and its Subsidiaries and is not otherwise disadvantageous to the Lenders in any material respect and (C) any Subsidiary of Silgan (other than a Credit Party) may be dissolved in connection with a Restructuring Transaction;

(xiv) Silgan and its Subsidiaries may sell, convey or otherwise dispose of Cash Equivalents in the ordinary course of business, in each case for cash at fair market value (as determined in good faith by Silgan or such Subsidiary);

(xv) Silgan or any US Credit Party that is a Domestic Subsidiary of Silgan may convey, sell or otherwise transfer all or any part of its business, properties and assets to Silgan or any US Credit Party that is a Wholly-Owned Domestic Subsidiary of Silgan;

(xvi) any Subsidiary of Silgan that is a non-Credit Party may convey, sell or otherwise transfer all or any part of its business, properties and assets to any Credit Party for no more than the fair market value thereof (as determined in good faith by Silgan or such Subsidiary) or to another non-Credit Party;

(xvii) any Foreign Subsidiary of Silgan may convey, sell or otherwise transfer all or any part of its business, properties and assets to any Foreign Credit Party that is a Wholly-Owned Foreign Subsidiary of Silgan;

(xviii) (A) Foreign Subsidiaries of Silgan may sell, convey or otherwise transfer spare equipment parts and inventory to other Subsidiaries of Silgan (other than the Receivables Subsidiary) for no more than the fair market value thereof (as determined in good faith by Silgan or such Foreign Subsidiary), and (B) Domestic Subsidiaries of Silgan may sell spare equipment parts and inventory to Foreign Subsidiaries of Silgan at least at the fair market value thereof (as determined in good faith by Silgan or such Domestic Subsidiary) and for cash payable on Silgan’s customary trade terms for its customers;

(xix) (A) Foreign Subsidiaries of Silgan that are not Foreign Credit Parties may sell, transfer or otherwise dispose of equipment lines and other assets to other Foreign Subsidiaries of Silgan that are not Foreign Credit Parties, and (B) without limiting the provisions of preceding sub-clause (A), Subsidiaries of Silgan may sell, transfer or otherwise dispose of equipment lines and other assets to other Subsidiaries of Silgan (other than the Receivables Subsidiary) in an aggregate amount not to exceed $~~200,000,000~~500,000,000 in any fiscal year of Silgan; provided that (i) any unused portion of such amount for any fiscal year of Silgan may be carried forward and utilized to make such sales in the immediately following fiscal year of Silgan but not in any fiscal year of Silgan thereafter (it being understood and agreed that (x) any such sales, transfers and other dispositions made in such immediately succeeding fiscal year shall be deemed to have first utilized the unused amount carried forward from a preceding fiscal year and (y) any unused portion of such amount for the fiscal year ended December 31, ~~2016 under the terms of the Existing Credit Agreement~~2023 (as determined on the basis of the applicable basket in effect at such time) shall be carried forward to the fiscal year ending December 31, ~~2017~~2024) and (ii) all such sales, transfers and other dispositions by a Foreign Subsidiary of Silgan to a Domestic Subsidiary of Silgan shall be for no more than the fair market value thereof (as determined in good faith by Silgan or such Foreign Subsidiary), and all such sales, transfers and other dispositions by a Domestic Subsidiary of Silgan to a Foreign Subsidiary of Silgan shall be for at least the fair market value thereof (as determined in good faith by Silgan or such Domestic Subsidiary) and, in each case, for cash payable at the time of the closing of the respective sale;

(xx) a Restructuring Transaction shall be permitted;

(xxi) a Supply Agreement Asset Sale shall be permitted; provided that the aggregate fair market value of all assets and properties sold, transferred or otherwise disposed of pursuant to this clause (xxi) during the term of this Agreement shall not exceed $~~350,000,000~~500,000,000; provided further, that in the event that an Event of Default has occurred and is continuing, 100% of the Net ~~Sale~~ Proceeds thereof shall be applied as a mandatory prepayment pursuant to Section 5.02(g) ~~(without regard to the application of the dollar threshold amount and reinvestment rights of the Borrowers contained therein)~~;

~~(xxii) the Specified Acquisition shall be permitted; and~~

(xxii) (~~xxiii)~~ dispositions of non-core assets (including non-rigid packaging assets) acquired in connection with a Permitted Acquisition or other Investment permitted hereunder consummated after the ~~Third~~Fifth Amendment Effective Date; provided that (x) the Net ~~Sale~~ Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 5.02(g), (y) immediately after giving effect thereto, no Default or Event of Default would exist and (z) the fair market value of such non-core assets (determined as of the date of acquisition thereof by Silgan or its Subsidiaries) so disposed shall not exceed 35% of the purchase price paid for all such assets acquired in such Permitted Acquisition or Investment (which such percentage may be increased to up to 50% by the Administrative Agent in its sole discretion)~~.~~;

(xxiii) Silgan and its Subsidiaries may issue, sell, assign or dispose of any shares of Capital Stock of any Subsidiary of Silgan so long as (A) after giving effect thereto, Silgan shall be in compliance with the financial covenants set forth in Section 9.07 and 9.08 on a Pro Forma Basis as of the end of the most recent Test Period and (B) no Borrower shall cease to be a Wholly-Owned Subsidiary in connection with such issuance, sale, assignment or disposal;

(xxiv) any sale, transfer or disposition of any (A) business or controlling or majority Capital Stock in any Person engaged in a line of business, (B) minority interest (50% or less) in the Capital Stock of any Person or (C) property or assets; provided that in each case for clauses (A) through (C), such business, Capital Stock, minority interest or property or assets is promptly replaced with a similar business, Capital Stock, minority interest or property or assets, as applicable, used or useful in a line of business in which Silgan or any of its Subsidiaries is engaged or which are complementary, reasonably related, ancillary or useful to such line of business in which Silgan or any Subsidiary is then engaged;

(xxv) the lease or sublease of real or personal property in the ordinary course of business or which is no longer used or useful in the business and not constituting a sale and leaseback transaction;

(xxvi) Silgan and its Subsidiaries may enter into consignment arrangements (as consignor or as consignee) or similar arrangements for the sale of goods in the ordinary course of business;

(xxvii) Silgan and its Subsidiaries may make dispositions resulting from any foreclosure, casualty or other damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Silgan or any Subsidiary;

(xxviii) Silgan and its Subsidiaries may permit to expire any option agreement in respect of any real or personal property, and surrender or waive contractual rights or settle, release or surrender any contract, tort or litigation claim in the ordinary course of business; and

(xxix) Silgan and its Subsidiaries may sell, transfer or otherwise dispose of any interest in any Joint Venture acquired in the Weener Plastics Acquisition.

To the extent any Collateral is sold as permitted by this Section 9.02 or the Required Lenders waive the provisions of this Section 9.02 with respect to the sale of any Collateral as provided in Section 12.12, such Collateral in each such case shall be sold free and clear of the Liens created by the respective Security Documents and the Administrative Agent and Collateral Agent shall be authorized to take any action deemed appropriate to effect the foregoing. For purposes of determining compliance under this Sections 9.02, with respect to any amount of an asset sale made in a currency other than Dollars, (x) such amount shall deemed to be the Dollar Equivalent thereof at the time such asset sale is made and (y) no breach of any basket contained in such Section shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such asset sale is made.

Section 9.03 Dividends. None of the Borrowers will, nor will it permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to such Borrower or any of its Subsidiaries, except that:

(i) any Subsidiary of Silgan may pay any Dividends to Silgan or a Wholly-Owned Subsidiary of Silgan so long as, in the case of non-cash Dividends, any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the applicable Security Documents in the assets so transferred shall remain in full force and effect and perfected (and with at least the same priority as in effect prior to such transfer);

(ii) any non-Wholly-Owned Subsidiary of Silgan may pay Dividends to its shareholders, partners or members generally so long as (x) the respective Borrower or its respective Subsidiary which owns the ~~equity interest or interests~~Capital Stock in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of the ~~equity interest or interests~~Capital Stock in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of ~~equity interests~~Capital Stock in such Subsidiary) and (y) no Dividends may be paid by any Subsidiary of Silgan pursuant to this clause (ii) at any time that a Default or an Event of Default exists and any intercompany loans are outstanding to such Subsidiary;

(iii) Dividends made in connection with a Restructuring Transaction shall be permitted; ~~and~~

(iv) so long as no Default or Event of Default has occurred and is continuing or would result therefrom and the Borrowers are in compliance with the financial covenants set forth in Sections 9.07 and 9.08 (which, except with respect to the payment of regular quarterly Dividends in the same per share amount as paid in the immediately preceding fiscal quarter, shall be calculated without giving effect to the proviso of Section 9.08) on a Pro Forma Basis for the Test Period most recently ended for which financial statements have been delivered to Administrative Agent pursuant to Section 8.01, both immediately before and immediately after giving effect to such Dividends, Silgan may declare and pay any Dividends~~.~~;

(v) Silgan may pay Dividends consisting solely of shares of its common stock;

(vi) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of Silgan held (A) by current or former employees, officers, managers or directors (or any spouse, former spouse, successor, executor, administrator, heir, legatee or distributee of any of the foregoing) of Silgan or any of its Subsidiaries upon the death, disability, retirement or termination of employment or services of such Person or otherwise in accordance with any management equity subscription agreement, stock option agreement or similar agreement or plan or (B) for matching contributions to otherwise meet the needs of its employee stock purchase, deferred compensation, 401(K) and other employee benefit plans in the ordinary course of business, provided that the aggregate price paid (net of employee contributions) shall not exceed $50,000,000 in any fiscal year; provided that any unused portion of such amount for any fiscal year of Silgan may be carried forward and utilized to make such purchases, redemptions or other acquisitions or retirements for value in the immediately following fiscal year of Silgan but not in any fiscal year of Silgan thereafter (it being understood and agreed that any such purchases, redemptions or other acquisitions or retirements for value made in such immediately succeeding fiscal year shall be deemed to have first utilized the unused amount carried forward from a preceding fiscal year);

(vii) Silgan or any Subsidiary may make repurchases of Capital Stock of Silgan or any Subsidiary deemed to occur upon the withholding of a portion of the Capital Stock granted or awarded to a current or former officer, employee, manager or director, or consultant or advisor (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) to pay for the taxes payable by such Person upon such grant or award (or upon the vesting thereof);

(viii) Silgan and any Subsidiary may repurchase Capital Stock upon the exercise of stock options, warrants or other convertible or exchangeable securities if such Capital Stock represents a portion of the exercise, conversion or exchange price thereof;

(ix) Silgan or any Subsidiary may (A) pay cash in lieu of fractional Capital Stock in connection with any Dividend and (B) honor any conversion request by a holder of convertible Indebtedness or securities convertible into or exchangeable for Capital Stock and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness or securities convertible into or exchangeable for Capital Stock;

(x) Silgan may make or pay Dividends in exchange for, or in an amount equal to the net cash proceeds of, the substantially concurrent sale (other than to Silgan or any of its Subsidiaries) of Capital Stock of Silgan (other than Disqualified Capital Stock); and

(xi) to the extent constituting a Dividend, Silgan and each Subsidiary may consummate any transaction, and pay any amounts permitted under or in respect of any such transaction, permitted by Section 9.02 or Section 9.05.

Section 9.04 Indebtedness. None of the Borrowers will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

(i) Indebtedness incurred under the Credit Documents;

(ii) existing Indebtedness as of the ~~Third~~Fifth Amendment Effective Date (other than Indebtedness specifically permitted under clauses (iv), (v), (vi), (vii) and (xiii) of this Section 9.04) listed on Schedule VI (“Existing Indebtedness”), plus any renewals, replacements or extensions thereof to the extent permitted by Section 9.01(iii);

(iii) (A) obligations under trade letters of credit incurred by such Borrower or any of its Subsidiaries (other than the Receivables Subsidiary) in the ordinary course of business, which, in each case, are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by such Borrower or such Subsidiary~~;~~, and (B) Indebtedness evidenced by letter of credit facilities and bank guarantees (and reimbursement obligations in connection therewith) in an aggregate undrawn face amount and any unreimbursed obligations in respect thereof at any time outstanding not to exceed the greater of (1) $200,000,000 and (2) 4% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01);

(iv) reimbursement or indemnity obligations in respect of letters of credit incurred by such Borrower or any of its Subsidiaries (other than the Receivables Subsidiary) in the ordinary course of business in support of obligations incurred in connection with worker’s compensation, unemployment insurance and other social security legislation;

(v) ~~unsecured~~ Indebtedness ~~of Silgan not to exceed the sum of $1,100,000,000 and €1,150,000,000 in aggregate principal amount (as reduced by any repayment of principal thereof) and~~ evidenced by the Senior Notes, ~~which Indebtedness may be guaranteed on an unsecured basis by the other US Credit Parties to the extent required by the terms of the Senior Notes;~~including any Contingent Obligations in respect thereof, in each case, existing on the Fifth Amendment Effective Date, and any Permitted Refinancing Indebtedness thereof;

(vi) intercompany Indebtedness among Silgan and its Subsidiaries to the extent permitted by Sections 9.05(vii), (viii), (ix) ,(x) and (xiii);

~~(vii) Indebtedness consisting of Capitalized Lease Obligations (other than by the Receivables Subsidiary) to the extent permitted by Section 9.01(viii);~~

(vii)(A) Indebtedness (other than by the Receivables Subsidiary) incurred to finance the design, development, acquisition, construction, installation, repair, lease, or improvement of any property (or Indebtedness incurred to finance the design, development, acquisition, construction, installation, lease, repairs, additions or improvements to property (real or personal) whether through the direct purchase or lease of such assets or through the purchase of equity interests in a Person owning such assets), including tax retention and other synthetic lease obligations and purchase money obligations and any replacement, renewal, refinancing, extension, exchange, defeasance, restructuring, refunding, repayment, amendment, restatement, or supplementation of any of the foregoing; provided that any such Indebtedness shall be secured only by the property acquired, developed, constructed, repaired, designed, improved, leased or subject to such design or installation in connection with the incurrence of such Indebtedness and any proceeds and products thereof; provided, further, that the aggregate outstanding principal amount of such Indebtedness, together with the Indebtedness permitted to be outstanding pursuant to clause (vii)(B), shall not exceed 20% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01) (the “Purchase Money/Capital Lease Basket Amount”); and (B) Indebtedness in respect of Capitalized Lease Obligations (other than by the Receivables Subsidiary) and any replacement, renewal, refinancing, extension, exchange, defeasance, restructuring, refunding, repayment, amendment, restatement, or supplementation thereof; provided that the aggregate principal amount of Indebtedness incurred and outstanding under this clause (vii)(B), together with Indebtedness incurred and outstanding under clauses (vii)(A), does not exceed the Purchase Money/Capital Lease Basket Amount;

(viii) unsecured guarantees by Silgan or any of its Subsidiaries (other than the Receivables Subsidiary) of Silgan’s or such Subsidiaries’ respective lease obligations under operating leases and other obligations (including purchasing (but excluding debt for borrowed money)) in the ordinary course of business ~~and in connection with the day to day operations of Silgan and its Subsidiaries entered into by any such Person~~;

(ix) ~~(A) unsecured~~ Indebtedness of Silgan ~~(“Additional Permitted Silgan Indebtedness”) (which may be guaranteed on an unsecured basis by the other US Credit Parties) and (B) unsecured subordinated Indebtedness of any Dutch Subsidiary (which may be guaranteed on an unsecured and subordinated basis by Silgan) up to an aggregate principal amount for all Dutch Subsidiaries taken together not to exceed the Dollar Equivalent of $500,000,000 (“Additional Permitted Dutch Subordinated Indebtedness” and, together with any Additional Permitted Silgan Indebtedness, the~~ and its Subsidiaries (“Additional Permitted Indebtedness”), so long as (~~i~~A) no Default or Event of Default then exists or would result therefrom, (~~ii~~B ) at least five (5) Business Days prior to the issuance or incurrence of any such Additional Permitted Indebtedness, Silgan shall have delivered to the Administrative Agent a certificate of its chief financial officer, treasurer or controller setting forth (in reasonable detail) the recalculation of the Interest Coverage Ratio and the Total Net Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended prior to the date of such issuance for which financial statements have been delivered to the Lenders under this Agreement, and such recalculation shall show that Silgan would have been in compliance with Sections 9.07 and 9.08 as of the last day of such Test Period, (~~iii~~C ) the covenants, defaults and similar provisions applicable to such Additional Permitted Indebtedness are, taken as a whole, no more restrictive than the provisions contained in this Agreement and do not conflict in any material respect with this Agreement and are, taken as a whole, otherwise on market terms and conditions, and (~~iv~~D) the final maturity of such Additional Permitted Indebtedness is no earlier than the latest Maturity Date then in effect, ~~(v)~~ and the Weighted Average Life to Maturity of such Additional Permitted Indebtedness shall be no less than the Weighted Average Life to Maturity as then in effect for the then outstanding Term Loans (as determined on a weighted average basis for all outstanding Term Loans) ~~and (vi) the subordination terms of any Additional Permitted Dutch Subordinated Indebtedness (and any~~

~~related guaranty by Silgan) shall be reasonably acceptable to the Administrative Agent.~~(provided that the Weighted Average Life to Maturity and final maturity limitations set forth in this clause (D) shall not apply to Indebtedness in an aggregate principal amount not to exceed the Inside Maturity Date Amount); provided that the aggregate Indebtedness incurred by Subsidiaries that are not Credit Parties pursuant to this clause (ix) shall not exceed the greater of (1) $600,000,000 and (2) 10% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01) (or if the Total Net Leverage Ratio is less than or equal to 3.50 to 1.00, the greater of (x) $850,000,000 and (y) 15% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01));

(x) (A) Indebtedness of any Subsidiary of Silgan assumed in connection with a Permitted Acquisition so long as (i) such Indebtedness was not issued or created in contemplation of such acquisition and (ii) to the extent that the aggregate principal amount of the Indebtedness assumed in connection with a Permitted Acquisition exceeds $~~200,000,000~~500,000,000 , all of the terms and conditions of such Indebtedness are reasonably acceptable to the Administrative Agent, and (B) in the case of any assumed Indebtedness of a Subsidiary of Silgan pursuant to preceding sub-clause (A), any Indebtedness of such Subsidiary and/or one or more of its Subsidiaries that renews, replaces or refinances such assumed Indebtedness so long as (~~i~~1) the aggregate principal thereof shall not exceed the aggregate principal of the assumed Indebtedness being renewed, replaced or refinanced (plus any fees and any accrued and unpaid interest and premium thereon), (~~ii~~2 ) the aggregate outstanding principal amount of all Indebtedness incurred pursuant to this sub-clause (B) shall not at any time exceed 25% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01), (~~iii~~3) the final maturity date of such Indebtedness shall be no earlier than the final maturity date of the assumed Indebtedness being renewed, replaced or refinanced, ~~(iv)~~and the Weighted Average Life to Maturity of such Indebtedness shall be no less than the Weighted Average Life to Maturity as then in effect for the assumed Indebtedness being renewed, replaced or refinanced (provided that the Weighted Average Life to Maturity and final maturity limitations set forth in this clause (3) shall not apply to Indebtedness in an aggregate principal amount not to exceed the Inside Maturity Date Amount), (~~v~~4) to the extent that the assumed Indebtedness being renewed, replaced or refinanced is subordinated to the Obligations, such Indebtedness shall be subordinated to the Obligations at least to the same extent, (~~vi~~5 ) no greater collateral security shall be granted to secure such Indebtedness than that which was granted to secure the assumed Indebtedness being renewed, replaced or refinanced, (~~vii) the obligor or obligors (including guarantors)~~ 6) such Indebtedness is not guaranteed by any Credit Party or any Subsidiary of any Credit Party except (x) to the extent such Person guaranteed or was the borrower or issuer of such Indebtedness ~~are the same as the obligor or obligors (including guarantors) under the assumed Indebtedness being renewed, replaced or refinanced, provided that the number of obligors (including guarantors) of~~ being replaced, renewed, refinanced, extended, defeased, restructured or refunded, or (y) to the extent such Person is or becomes a Credit Party within five (5) Business Days (or within such longer period of time that the Administrative Agent may agree in its sole discretion) after the date such Indebtedness ~~may be fewer than the number of obligors (including guarantors) prior to such renewal, replacement or refinancing~~is incurred, (~~viii~~7) the terms of such Indebtedness do not contain any restrictions of the type described in Section 9.11 (other than as permitted by clauses (i), (iv), (v) (other than in respect of cash) and (vii)), and (~~ix~~8 ) such Indebtedness does not prohibit any ~~Domestic Subsidiary or Dutch~~ Subsidiary of Silgan that would otherwise be required by the terms of this Agreement to become a Guarantor and a Pledgor under the applicable Credit Documents from becoming a Guarantor and a Pledgor under the applicable Credit Documents;

(xi) Indebtedness of Silgan under Interest Rate Protection Agreements related to Indebtedness otherwise permitted under this Section 9.04;

(xii) unsecured guaranties (including any payments made thereunder) by Silgan and its Subsidiaries (other than the Receivables Subsidiary) of obligations of Joint Ventures, Unrestricted Subsidiaries and Subsidiaries of Silgan which are not US Credit Parties (other than the Receivables Subsidiary and obligations under any ~~Additional Permitted Dutch~~ Subordinated Indebtedness of any Dutch Subsidiary) in an aggregate amount not to exceed at any time outstanding, when added to the aggregate amount of Investments made pursuant to Section 9.05(xiii), an amount equal to the sum of (I) 25% of the Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01) and (II) the Permitted Additional Investment Basket Amount at such time (determined without regard to any write-downs or write-offs of such Investments); provided, however, the aggregate amount of all guaranties (and including all payments made thereunder) made pursuant to this Section 9.04(xii) following the ~~Third~~Fifth Amendment Effective Date for the benefit of Unrestricted Subsidiaries, when added to the aggregate amount of all Investments made pursuant to Section 9.05(xiii) following the ~~Third~~Fifth Amendment Effective Date in Unrestricted Subsidiaries, shall not exceed the greater of (1) $~~400,000,000~~600,000,000 and (2) 10% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01);

(xiii) unsecured guarantees by Silgan and the other US Credit Parties of Indebtedness of Domestic Subsidiaries of Silgan assumed in connection with a Permitted Acquisition in accordance with Section 9.04(x), so long as the obligor or obligors (including guarantors) of such assumed Indebtedness have executed and delivered counterparts to the US Borrowers/Subsidiaries Guaranty and the US Pledge Agreement to the extent required pursuant to Section 9.10;

(xiv) ~~Indebtedness secured by Liens permitted by Section 9.01(x)~~[reserved];

(xv) Indebtedness of the Receivables Subsidiary under the Accounts Receivable Facility to the extent that the obligations thereunder are required to be reflected as a liability on the consolidated balance sheet of Silgan in accordance with accounting principles generally accepted in the United States;

(xvi) Indebtedness of such Borrower and its Subsidiaries under the supply chain financing arrangements permitted by Section 9.02(xii) to the extent that the obligations thereunder are required to be reflected as a liability on the consolidated balance sheet of Silgan in accordance with accounting principles generally accepted in the United States;

(xvii) Indebtedness of any Foreign Subsidiary of Silgan ~~under lines of credit extended by third Persons to such Foreign Subsidiary the proceeds of which Indebtedness are used for such Foreign Subsidiary’s working capital, Capital Expenditure and general corporate purposes,~~; provided that (A) the aggregate principal amount of all such Indebtedness incurred pursuant to this clause (xvii) at any time outstanding shall not exceed the greater of (i)  $~~650,000,000~~1,100,000,000 and (ii) 20% of the Consolidated Tangible Assets at such time

(based on the most recently delivered financial statements pursuant to Section 8.01) and (B) all such Indebtedness may be guaranteed on an unsecured basis by Silgan;

(xviii) additional Indebtedness of Silgan and its Subsidiaries (other than the Receivables Subsidiary) ~~not otherwise permitted hereunder not exceeding $750,000,000 in the~~in an aggregate principal amount at any time outstanding~~;~~ not to exceed the greater of (A) $850,000,000 and (B) 15.0% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01) (or if the Total Net Leverage Ratio is less than or equal to 3.50 to 1.00, the greater of (1) $1,100,000,000 and (2) 20.0% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01));

(xix) Indebtedness of any US Credit Party (including any guarantees by any US Credit Party) in the form of senior loans and/or notes issued or incurred by, or guaranteed by, any US Credit Party that, at the time of incurrence, are secured on a pari passu basis with the US Obligations by the US Collateral (such notes or loans, and any guarantees thereof, “Incremental Equivalent Indebtedness”); provided that:

(A) after giving effect thereto, the aggregate principal amount of such Incremental Equivalent Indebtedness incurred ~~hereunder~~after the Fifth Amendment Effective Date shall not, together with the principal amount of all Incremental Term Loan Commitments, Incremental Revolving Loan Commitments and Incremental Term Loans incurred pursuant to Section 2.14 (excluding Incremental Term Loans incurred under the proviso in Section 2.14(a)(v)) and/or Section 2.15, exceed the sum of (I) $~~1,250,000,000~~1,500,000,000 plus (II) the aggregate principal amount of any voluntary prepayments of Incremental Term Loans and Incremental Equivalent Indebtedness (except, in each case, to the extent such prepayment was financed with the proceeds of long-term Indebtedness) plus (III) the aggregate amount of any reductions to the Total Revolving Loan Commitment made pursuant to Section 4.02 (or the Dollar Equivalent thereof as determined at the time that such Incremental Equivalent Indebtedness is incurred) (it being understood and agreed, however, to the extent that any unfunded commitments to provide such Incremental Equivalent Indebtedness are obtained but later expire, terminate or are voluntarily reduced in each case without being utilized, the amount of such commitments so expired, terminated or voluntarily reduced may again be available to be obtained under this clause (A) within the limits set forth herein); provided that a US Credit Party may incur additional Incremental Equivalent Indebtedness in an amount that would not cause the Senior Secured Net Leverage Ratio to exceed 2.50:1.00 (calculated on a Pro Forma Basis after giving effect to such Incremental Equivalent Indebtedness, any Incremental Term Loans, any Permitted Acquisition, and any permanent repayment of Indebtedness in connection therewith, but without netting the proceeds of such Incremental Equivalent Indebtedness or Incremental Term Loan as unrestricted cash and Cash Equivalents in calculating the Senior Secured Net Leverage Ratio), which such additional Incremental Equivalent Indebtedness incurred pursuant to this proviso shall not reduce the $~~1,250,000,000~~1,500,000,000 limit set forth above;

(B) no Default or Event of Default shall have occurred and be continuing or would be caused by the incurrence of such Incremental Equivalent Indebtedness;

(C) Silgan and its Subsidiaries will be in compliance with Sections 9.07 and 9.08 for the Calculation Period most recently ended prior to the incurrence of such Incremental Equivalent Indebtedness on a Pro Forma Basis, as if such Incremental

Equivalent Indebtedness had been incurred and after giving effect to the application of the proceeds therefrom (including, without limitation, any Permitted Acquisition which is to be financed with the proceeds of such Incremental Equivalent Indebtedness (as well as other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period);

(D) such Incremental Equivalent Indebtedness does not mature, or require any principal amortization, mandatory prepayment, put right or sinking fund obligation prior to the then latest scheduled maturity date of the Term Loans and Revolving Loan Commitments on the date of issuance of such Incremental Equivalent Indebtedness (provided that the maturity, amortization, mandatory prepayment, put right or sinking fund obligation limitations set forth in this clause (D) shall not apply to Incremental Equivalent Indebtedness in an aggregate principal amount not to exceed the Inside Maturity Date Amount), other than reasonable and customary prepayment, redemption, repurchase or defeasance obligations in connection with a change of control, asset sale, recovery event or the exercise of remedies after an event of default; provided that any Incremental Equivalent Indebtedness consisting of a customary bridge facility shall be deemed to satisfy this requirement so long as such Incremental Equivalent Indebtedness automatically converts into long-term Indebtedness which satisfies this clause (D);

(E) such Incremental Equivalent Indebtedness (x) shall (1) at all times that such Incremental Equivalent Indebtedness is secured, be secured only by the US Collateral on a pari passu basis with the US Obligations and be subject to a customary intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent, which such intercreditor agreement shall provide that any Liens securing such Incremental Equivalent Indebtedness shall rank no higher in priority than the Liens on US Collateral, provided that, notwithstanding anything to contrary contained herein, no Incremental Equivalent Indebtedness that is incurred during a Collateral Release Period shall be permitted to be secured, and (2) be subject to guaranty and security agreements that are substantially similar to the US Borrowers/Subsidiaries Guaranty and the US Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent) and (y) may not be secured by any assets other than those constituting US Collateral;

(F) such Incremental Equivalent Indebtedness shall not be guaranteed by any Person that is not a US Credit Party;

(G) such Incremental Equivalent Indebtedness shall be on terms and conditions (other than pricing, rate floors, discounts, fees, premiums and optional prepayment or redemption provisions) that in the good faith determination of Silgan are not materially less favorable (when taken as a whole) to Silgan and its Subsidiaries than the terms and conditions of the Credit Documents (when taken as a whole); and

(H) the incurrence of such Incremental Equivalent Indebtedness will not violate the provisions of the Senior Notes Documents and any Additional Permitted ~~Silgan~~ Indebtedness Document;

(xx) Indebtedness of Silgan and its Subsidiaries (other than the Receivables Subsidiary) in the form of uncommitted short-term lines of credit ~~not exceeding $300,000,000 in the~~in an aggregate principal amount at any time outstanding~~; and~~ not to exceed the greater of (A)

$600,000,000 and (B) 10.0% of Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01);

(xxi) Indebtedness in the form of Disqualified Capital Stock not exceeding $200,000,000 in the aggregate principal amount at any time outstanding~~.~~;

(xxii) Indebtedness in respect of Other Hedging Agreements incurred in the ordinary course of business and not for speculative purposes;

(xxiii) Indebtedness consisting of (1) the financing of insurance premiums, (2) take-or-pay obligations contained in supply arrangements and (3) obligations to reacquire assets or inventory in connection with customer financing arrangements, in each case, in the ordinary course of business;

(xxiv) Obligations incurred in ordinary course of business to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services, and customer deposits and advance payments received from customers for goods and services purchased in ordinary course of business; and

(xxv) intercompany Indebtedness incurred in connection with a Restructuring Transaction shall be permitted.

For purposes of determining compliance under this Section 9.04, with respect to any amount of Indebtedness incurred in a currency other than Dollars, (x) such amount shall deemed to be the Dollar Equivalent thereof at the time such Indebtedness is incurred and (y) no breach of any basket contained in such Section shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness is incurred.

Section 9.05 Advances; Investments and Loans. None of the Borrowers will, nor will it permit any of its Subsidiaries to~~, lend money or credit or make advances to any Person, or purchase or acquire all or substantially all of the assets of any other Person (or any product line, division or unit of such Person or any manufacturing facility of such Person so long as any such manufacturing facility does not constitute a Capital Expenditure) or~~ purchase, hold, acquire (including by division) ~~any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person or become liable for the purchase or sale of any currency at a future date pursuant to a futures contract or similar agreement (each of the foregoing, an “Investment” and, collectively, “Investments”), or permit any of its Subsidiaries so to do, except that the following shall be permitted:~~, permit to exist or make any Investment, except:

(i) such Borrower and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

(ii) such Borrower and its Subsidiaries may acquire and hold Cash Equivalents;

(iii) such Borrower and its Subsidiaries may make loans and advances to their respective directors, officers, employees, managers, consultants and agents (A) in the ordinary course of business (including, without limitation, for payroll, travel, entertainment and relocation expenses) and/or (B) in connection with such Person’s purchase of capital stock of Silgan, in an aggregate amount not to exceed $~~20,000,000~~40,000,000 at any one time outstanding (determined without regard to any write-downs or write-offs thereof);

(iv) such Borrower and its Subsidiaries may establish Subsidiaries to the extent permitted pursuant to Section 9.10;

(v) Silgan and its Subsidiaries may own the ~~capital stock~~Capital Stock of their respective Subsidiaries;

(vi) such Borrower and its Subsidiaries may continue to hold any Investment they held as of the ~~Third~~Fifth Amendment Effective Date as set forth on Schedule VII (other than Investments specifically permitted under clauses (viii) and (xiii) of this Section 9.05), provided that any additional Investments made with respect thereto shall be permitted only if permitted under the other provisions of this Section 9.05;

(vii) (A) the US Credit Parties may make ~~intercompany loans~~Investments in or to one another ~~and~~, (B) the Foreign Credit Parties may make ~~intercompany loans~~Investments in or to one another, and (C) the Foreign Credit Parties may make Investments in or to the US Credit Parties ~~so long as in the case of any~~(provided that any such Investments made in the form of an intercompany ~~loans made~~loan to a US Credit Party by a Foreign Credit Party~~, such intercompany loans are~~ shall be subordinated to the Obligations of the US Credit Parties on a basis reasonably satisfactory to the Administrative Agent (which, in any event, shall provide that no payments shall be made thereunder upon the occurrence and during the continuance of any Default or Event of Default);

(viii) (A) existing intercompany loans as of the ~~Third~~Fifth Amendment Effective Date listed on Schedule VIII~~,~~ (~~B)~~including any intercompany loans between entities acquired in the ~~Specified~~Weener Plastics Acquisition as in effect on the ~~Delayed Draw Funding Date~~consummation of the Weener Plastics Acquisition), (~~C~~B) the Credit Parties may make intercompany loans to ~~Wholly-Owned~~ Subsidiaries of Silgan which are not US Credit Parties (other than the Receivables Subsidiary) in an aggregate principal amount not to exceed at any time the greater of (i) $~~750,000,000~~1,100,000,000 and (ii) ~~20~~20.0 % of the Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01) (determined without regard to any write-downs or write-offs thereof) and (~~D~~C) Subsidiaries of Silgan which are not Credit Parties may make intercompany loans to one another (other than to the Receivables Subsidiary) and to Silgan and the other Credit Parties so long as in the case of any such intercompany loans made to Silgan and/or to any other Credit Party, such intercompany loans are subordinated to the Obligations on a basis reasonably satisfactory to the Administrative Agent (which, in any event, shall provide that no payment shall be made thereunder upon the occurrence and during the continuance of any Default or Event of Default);

(ix) (A) Silgan and the other Credit Parties may make ~~intercompany loans and/or cash common equity contributions to~~ Investments in or to Wholly-Owned Subsidiaries of Silgan for the purpose of enabling such Wholly-Owned Subsidiaries to consummate a Permitted Acquisition (including to refinance any Indebtedness assumed as part of such Permitted Acquisition) and (B) Wholly-Owned Foreign Subsidiaries of Silgan may make Investments in or to other Wholly-Owned Foreign Subsidiaries of Silgan for the purpose of enabling such Wholly-Owned Foreign Subsidiaries to consummate a Permitted Acquisition (including to refinance any Indebtedness assumed as part of such Permitted Acquisition) ~~so long as any such intercompany loan and/or cash common equity contribution is funded with proceeds from Additional Permitted Silgan Indebtedness, Incremental Term Loans incurred by Silgan and/or~~

~~Revolving Loans or Swingline Loans incurred by a Revolving Borrower; provided, however, no more than $650,000,000 of proceeds of Revolving Loans and Swingline Loans in the aggregate may be used to make Investments pursuant to this Section 9.05(ix);~~;

(x) (A) the US Credit Parties may make ~~cash common equity contributions to their respective Subsidiaries which also are US Credit Parties, (B) the US Credit Parties may make cash common equity contributions~~Investments in or to their respective Subsidiaries which are Foreign Credit Parties in an aggregate amount not to exceed ~~$350,000,000~~ at any time the greater of (i) $850,000,000 and (ii) 15.0% of the Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01), (~~C~~B) the Foreign Credit Parties may make ~~cash common equity contributions to their respective Subsidiaries which also are Foreign Credit Parties, (D) the Foreign Credit Parties may make cash common equity contributions~~Investments in or to their respective Subsidiaries which are not Foreign Credit Parties in an aggregate amount not to exceed the greater of (i) $~~300,000,000 at any time, (E~~600,000,000 and (ii) 10.0% of the Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01), and (C) Subsidiaries of Silgan that are not Credit Parties may make ~~cash common equity contributions~~Investments in or to their respective Subsidiaries ~~and (F) Wholly-Owned Foreign Subsidiaries of Silgan may make cash common equity contributions to other Wholly-Owned Foreign Subsidiaries of Silgan for the purpose of enabling such Wholly-Owned Foreign Subsidiaries to consummate a Permitted Acquisition (including to refinance any Indebtedness assumed as part of such Permitted Acquisition);~~;

(xi) Silgan and its Subsidiaries may receive and hold non-cash consideration in connection with any ~~Asset Sale~~sale, transfer or disposition to the extent permitted by Section 9.02(vi);

(xii) Permitted Acquisitions shall be permitted;

(xiii) so long as no Default or Event of Default then exists or would result therefrom, Silgan and its ~~Wholly-Owned~~ Subsidiaries (other than the Receivables Subsidiary) may make other Investments~~,~~ (including, without limitation, Investments in, or the transfer of assets to, any Joint Venture, Unrestricted Subsidiary or any Subsidiary of Silgan which is not a US Credit Party (other than the Receivables Subsidiary)), so long as the aggregate amount of such Investments and the fair market value of all other assets so transferred (as determined in good faith by Silgan), when added to the amount of guaranties outstanding under Section 9.04(xii) (and including any payments made under any such guaranties), does not exceed the sum of (I) 25% of the Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 8.01) and (II) the Permitted Additional Investment Basket Amount at such time (determined (x) without regard to any write-downs or write-offs of any Investments made pursuant to this clause (xiii), and (y) net of cash repayments of principal in the case of loans, sale proceeds in the case of Investments in the form of debt instruments and cash equity returns (whether as a distribution, dividend, redemption or sale) in the case of equity investments in each case with respect to Investments theretofore made pursuant to this clause (xiii)); ~~provided, however, the aggregate amount of all net Investments made pursuant to this Section 9.05(xiii) following the Third Amendment Effective Date in Unrestricted Subsidiaries, when added to the aggregate amount of all guaranties outstanding under Section 9.04(xii) made following the Third Amendment Effective Date for the benefit of Unrestricted Subsidiaries (and including any payments made under any such guaranties), shall not exceed $400,000,000;~~

(xiv) Silgan and its Subsidiaries may enter into Other Hedging Agreements so long as management of Silgan or such Subsidiary, as the case may be, has determined in good faith that the entering into of such Other Hedging Agreements are bona fide hedging activities and are not for speculative purposes;

(xv) Silgan and its Subsidiaries may make cash capital contributions to their respective Wholly-Owned Foreign Subsidiaries from time to time to the extent and only in the amounts necessary for such Wholly-Owned Foreign Subsidiaries to comply with certain local laws and regulations relating to minimum equity capitalization plus capitalization of an additional 20%;

(xvi) Investments may be made to the extent permitted by Section 9.02;

(xvii) Investments made in connection with a Restructuring Transaction shall be permitted; ~~and~~

(xviii) Investments to the extent that the consideration paid by Silgan and its Subsidiaries is common stock of Silgan;

(xix) ~~(xviii)~~ Investments ~~made~~in any Subsidiary in connection with ~~the Specified Acquisition shall be permitted.~~intercompany cash management arrangements, pooling agreements or related activities arising in the ordinary course of business;

(xx) non-cash Investments in connection with reorganization and related activities relating to tax planning; provided that, in the good faith judgment of Silgan, immediately after giving effect to such reorganization and/or related activities, the security interests of the Collateral Agent in the Collateral, taken as a whole, would not be materially impaired;

(xxi) Silgan and its Subsidiaries may make Investments in any Joint Venture acquired as part of the Weener Plastics Acquisition in an aggregate amount not to exceed $50,000,000; and

(xxii) Silgan and its Subsidiaries may purchase or otherwise acquire any interest owned or held by a third-party in any Joint Venture acquired in the Weener Plastics Acquisition.

Notwithstanding anything to the contrary contained above in this Section 9.05, Silgan and its Subsidiaries may not make any Investments in any Dutch Subsidiary that has incurred any ~~Additional Permitted Dutch~~ Subordinated Indebtedness at a time when the subordination provisions of such ~~Additional Permitted Dutch~~ Subordinated Indebtedness (or any related guaranties) would prohibit any payment to be made on (or received in respect of) such ~~Additional Permitted Dutch~~ Subordinated Indebtedness. For purposes of determining compliance under this Section 9.05, with respect to any amount of an Investment made in a currency other than Dollars, (x) such amount shall deemed to be the Dollar Equivalent thereof at the time such Investment is made and (y) no breach of any basket contained in such Section shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Investment is made.

Section 9.06 Transactions with Affiliates and Unrestricted Subsidiaries. None of the Borrowers will, nor will it permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate or Unrestricted Subsidiary of such Borrower, other than on terms and conditions substantially as favorable to such

Borrower or such Subsidiary as would be obtainable by such Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that:

(i) each of Silgan and its Domestic Subsidiaries and Unrestricted Subsidiaries may execute, deliver and perform their obligations under the Tax Sharing Agreement; provided, however, to the extent that any such Unrestricted Subsidiary is a party thereto, such Unrestricted Subsidiary shall be treated no more favorably thereunder than the manner in which any Domestic Subsidiary of Silgan is treated;

(ii) transactions among Silgan and its Subsidiaries shall be permitted to the extent that such transactions are otherwise not restricted by the terms of this Agreement or any other Credit Document and so long as no minority shareholder in any such Subsidiary that is party to any such transaction is otherwise an Affiliate of Silgan;

(iii) the payment of reasonable and customary regular fees and granting of options, restricted stock or any other equity based awards to directors of Silgan who are not employees of Silgan or any of its Subsidiaries shall be permitted;

(iv) Silgan and its Subsidiaries may sell raw materials to Subsidiaries and Unrestricted Subsidiaries for cash and at a price or prices that are no less than the price or prices that Silgan or such Subsidiaries pay for such raw materials;

(v) Silgan and its Subsidiaries may provide general corporate, administrative and/or management services to its Subsidiaries and Unrestricted Subsidiaries and, in each case, may receive compensation therefor;

(vi) Canadian Holdco may provide general corporate, administrative and/or management services to Silgan Canada and may receive compensation therefor;

(vii) Silgan and Plastics may enter into franchise agreements and management services agreements with Silgan Canada and may receive compensation therefor;

(viii) Wholly-Owned Foreign Subsidiaries of Silgan may provide general corporate, administrative and/or management services to other Foreign Subsidiaries of Silgan and may receive compensation therefor;

(ix) Silgan and its Wholly-Owned Domestic Subsidiaries may enter into franchise agreements, management services agreements and license agreements with Subsidiaries of Silgan and may receive compensation therefor; and

(x) transactions among Silgan and its Subsidiaries in connection with a Restructuring Transaction shall be permitted.

Notwithstanding anything to the contrary contained above, this Section 9.06 shall not prohibit (i) the transfer of any assets, the making of any Dividends or the making of any Investments permitted pursuant to Sections 9.02, 9.03, 9.04 and 9.05 or otherwise specifically permitted by the terms of this Agreement or (ii) transactions with Affiliates (A) approved by a majority of the disinterested members of the Board of Directors (or an authorized committee thereof) of Silgan or, to the extent that the value of such transaction is less than $50,000,000, by a majority of the Board of Directors (or an authorized committee thereof) of Silgan or (B) for which Silgan or its respective Subsidiary delivers to the Administrative Agent a written opinion of an unaffiliated nationally recognized investment banking firm stating that such transaction is fair to Silgan or such Subsidiary from a financial point of view; provided that if the value of any such transaction not otherwise permitted under clauses (i) through (vi) of the first paragraph of this Section 9.06 exceeds $100,000,000, then the foregoing determination must be made in the manner provided in clause (B) above.

Section 9.07 Interest Coverage Ratio. None of the Borrowers will permit the Interest Coverage Ratio for any Test Period ended on the last day of a fiscal quarter of Silgan to be less than 3.00:1.00.

Section 9.08 Total Net Leverage Ratio. None of the Borrowers will permit the Total Net Leverage Ratio for any Test Period ended on the last day of a fiscal quarter of Silgan ending during the periods specified below to be greater than the corresponding ratio set forth below:

Period	Maximum Total Net Leverage Ratio
~~Third~~Fifth Amendment Effective Date through ~~September30, 2022~~December 31, 2025	5.25:1.00
January 1, 2026 through December 31, ~~2022 through September 30, 2023~~2026	5:00:1.00
January 1, 2027 through December 31, ~~2023 through September 30, 2024~~2027	4.75:1.00
~~December 31, 2024~~January 1, 2028 and thereafter	4.50:1.00

Notwithstanding the foregoing, so long as a Collateral Release Period is not in effect, in connection with any Permitted Acquisition (or any other acquisition consented to by the Administrative Agent and the Required Lenders) completed after ~~September 30, 2018~~the Fifth Amendment Effective Date having aggregate consideration in excess of $20,000,000, the Borrower may in connection with such acquisition and by written notice to the Administrative Agent (i) to determine compliance on a Pro Forma Basis with this Section, or (ii) prior to or simultaneously with the delivery of financial statements pursuant to Sections 8.01(a) or (b), as applicable, for the fiscal quarter ended immediately after the consummation of such acquisition, elect to increase the required Total Net Leverage Ratio under this Section 9.08 by 0.50:1.00 solely for the fiscal quarter during which such acquisition is consummated and the three (3) consecutive fiscal quarters ending thereafter; provided that there shall be at least one fiscal quarter following the cessation of each such increase during which no such increase shall then be in effect.

Section 9.09 Limitation on Voluntary Payments and Modifications of Certain Indebtedness; Modifications of Certain Documents; Certificate of Incorporation; By-Laws and Certain Other Agreements; etc. None of the Borrowers will, nor will Silgan permit any of its Subsidiaries to, (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange any ~~Senior Notes (other than the 2026 Senior Secured Notes), any Additional Permitted Indebtedness or any unsecured Incremental Equivalent~~Junior Indebtedness, or make any purchase, redemption or acquisition for value of (or any offer to purchase, redeem or acquire) any ~~Senior Notes (other than the 2026 Senior Secured Notes), any Additional Permitted~~Junior Indebtedness ~~or any unsecured Incremental Equivalent Indebtedness~~, whether as a result of a Change of Control, the consummation of asset sales or otherwise; provided, however, that (x) Silgan may Refinance outstanding ~~Senior Notes, Additional Permitted Indebtedness and unsecured Incremental Equivalent~~Junior Indebtedness incurred by it or a ~~Dutch~~ Subsidiary, and a ~~Dutch~~ Subsidiary may Refinance outstanding ~~Additional Permitted Dutch Subordinated~~Junior Indebtedness incurred by it, in either case through Permitted Junior Debt Repurchases ~~and (y) Silgan may redeem all or any portion of the outstanding Senior Notes or unsecured Incremental Equivalent Indebtedness so long as no Default or~~

~~Event of Default exists at the time that Silgan delivers the applicable notice of redemption therefor~~, (ii) amend or modify, or permit the amendment or modification of, any provision of the ~~Specified Purchase Agreement, Senior Notes Documents (other than the 2026 Senior Secured Notes Documents), any Additional Permitted Indebtedness Documents or any documentation for any unsecured Incremental Equivalent~~documents governing any Junior Indebtedness other than any amendments or modifications which could not reasonably be expected to be materially adverse to the interests of the Lenders and which have been approved by the Administrative Agent, (iii) after the execution or delivery thereof, amend or modify, or permit the amendment or modification of, any provision of the Accounts Receivable Facility Documents other than any amendments or modifications thereto which could not reasonably be expected to be materially adverse to the interests of the Lenders or (iv) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or by-laws (or equivalent organizational documents) other than amendments, modifications or changes thereto which could not reasonably be expected to be materially adverse to the interests of the Lenders.

Section 9.10 Creation of Subsidiaries and Unrestricted Subsidiaries. None of the Borrowers will, nor will it permit any of its Subsidiaries to, establish, create or acquire after the Fifth Amendment Effective Date any Subsidiary or Unrestricted Subsidiary; provided, however, Silgan and its Wholly-Owned Subsidiaries shall be permitted to (I) establish or create Wholly-Owned Subsidiaries, (II) establish, create or acquire Unrestricted Subsidiaries to the extent permitted by Section 9.05(xiii), (III) acquire Subsidiaries which are ~~at least 51~~more than 50% owned by Silgan and its Wholly-Owned Subsidiaries to the extent permitted by Section 9.02(x) and (IV) acquire or create other non-Wholly-Owned Subsidiaries to the extent permitted by Section 9.05(xiii), so long as:

(i) in the case of preceding clauses (I), (III) and (IV), where such Person is to become a Credit Party, and in the case of preceding clause (II), at any time, at least 5 Business Days’ prior written notice thereof is given to the Administrative Agent (or such shorter period of time as is acceptable to the Administrative Agent)~~,~~ ;

(ii) except during a Collateral Release Period, the ~~capital stock~~Capital Stock of such new Subsidiary (which, in the case of Foreign Subsidiaries owned by a Foreign Credit Party, shall be limited to ~~Material Subsidiaries~~any Foreign Borrower organized in the country of such Foreign Credit Party which are directly owned by such Foreign Credit Party), to the extent owned by a Credit Party or a Person that is required to become a Credit Party, is pledged pursuant to (and to the extent required by) the applicable Security Document, and the certificates representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent within 90 days after the date of such establishment or acquisition (as such date may be extended by the Administrative Agent in its sole discretion)~~,~~;

(iii) in the case of a Domestic Subsidiary, such new Domestic Subsidiary executes and delivers a counterpart of the US Borrowers/Subsidiaries Guaranty and the US Pledge Agreement within 90 days after the date of such establishment or acquisition (as such date may be extended by the Administrative Agent in its sole discretion))~~,~~ ;

(iv) [reserved]~~,~~ ;

(v) ~~in the case of a Dutch Subsidiary that is a Material Subsidiary of a Dutch Borrower, such new Dutch Subsidiary executes and delivers such Additional Security Documents required pursuant to Section 8.09(a) and the Dutch Guarantee or a counterpart thereof, as the Administrative Agent may reasonably require within 90 days after the date of such~~

~~establishment or acquisition (as such date may be extended by the Administrative Agent in its sole discretion),~~ [reserved];

(vi) subject to the limitations and requirements set forth in Sections 6.04(b)~~,~~ and 8.09(a) ~~and 8.10~~, in the case of any other Foreign Subsidiary that is (or is required to become) a Foreign Credit Party, such new Foreign Subsidiary executes and delivers counterparts of the applicable Foreign Security Documents (or new Foreign Security Documents) and Related Foreign Company Guaranty within 90 days after the date of such establishment or acquisition (as such date may be extended by the Administrative Agent in its sole discretion)~~,~~; and

(vii) such new Subsidiary takes all such other actions as may be required by Section 8.09;

provided, however, no such Domestic Subsidiary or Foreign Subsidiary shall be required to take the actions described in preceding sub-clauses (ii), (iii), (iv), (v), (vi) and (vii) to the extent and for so long as the terms of any Indebtedness incurred pursuant to Section 9.04(x) (but otherwise subject to sub-clause (~~ix~~vii) of Section 9.04(x)(B)) prohibit the taking of any such action (although each Borrower will cause each such Domestic Subsidiary and Foreign Subsidiary to take the respective actions as (and to the extent) described in such sub-clauses (ii), (iii), (iv), (v), (vi) and (vii) once those prohibitions cease to be in effect). In addition, Silgan will cause each new Subsidiary that is required to become a Credit Party to deliver to the Administrative Agent all other relevant documentation of the type described in Sections 6.01(c) and (d) as such new Subsidiary would have had to deliver if it were a Credit Party on the Original Effective Date.

Section 9.11 ~~Limitation on Restrictions on Subsidiary Dividends and Other Distributions~~Restrictive Agreements. None of the Borrowers will, nor will it permit any of its Material Subsidiaries to, ~~directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on~~enter into, incur or permit to exist any consensual agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any such Material Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits, owned by such Borrower or any Subsidiary of such Borrower, or pay any Indebtedness owed to such Borrower or a Subsidiary of such Borrower, (b) make loans or advances to such Borrower or (c) transfer any of its properties or assets to such Borrower~~, except for such encumbrances or restrictions existing under or by reason of (i) Applicable Law, (ii) this Agreement and the other Credit Documents, (iii) the Senior Notes Documents or~~ ; provided that the foregoing shall not apply to:

(i) restrictions and conditions imposed by Applicable Law;

(ii) restrictions and conditions imposed by this Agreement and the other Credit Documents;

(iii) restrictions and conditions imposed by the Senior Notes Documents;

(iv) restrictions and conditions imposed by (A) any Additional Permitted ~~Silgan~~ Indebtedness ~~Documents (so long as such~~and any Indebtedness permitted under Sections 9.04(iii)(B) and 9.04(xx) (provided that the encumbrances and restrictions contained in such Indebtedness are no more restrictive in any material respect, taken as a whole, than those ~~set forth~~contained in the Senior Notes Documents (as in effect on the Fifth Amendment Effective Date)~~) or the documentation for~~, and (B) any Incremental Equivalent Indebtedness (~~so long as such~~provided that the encumbrances and restrictions contained in such Incremental Equivalent

Indebtedness are no more restrictive in any material respect, taken as a whole, than those ~~set forth~~contained in this Agreement)~~,~~ ;

(v)  ~~(iv)~~ customary provisions restricting subletting or assignment of any lease or other contract of such Borrower or a Subsidiary of such Borrower~~,~~;

(vi)  ~~(v)~~ restrictions on the transfer of any asset subject to a Lien permitted by Section 9.01~~, (vi) restrictions on the Receivables Subsidiary to the extent set forth in the Accounts Receivable Facility Documents, (vii)~~;

(vii) restrictions and conditions contained in any Accounts Receivables Facility Documents, agreements relating to any sale, transfer or disposition permitted by Section 9.02(xi), sale and leaseback agreements, stock sale agreements and other similar agreements;

(viii) agreements with principal customers of Silgan and its Subsidiaries restricting the transfer of assets substantially dedicated to products sold to such customers~~,~~;

(ix)  ~~(viii) customary~~ restrictions imposed by ~~any agreement or instrument governing~~agreements relating to Indebtedness of any Foreign Subsidiary ~~incurred under Section~~permitted by Sections 9.04(ix), (xvii), (xviii) and (xx) so long as (A) such restrictions are not applicable to any Subsidiary of Silgan other than the Foreign Subsidiary incurring such Indebtedness and its Foreign Subsidiaries and (B) Silgan has made a good faith determination that the imposition of such restrictions could not reasonably be expected to cause Silgan or any of its other Subsidiaries to fail to comply with all of their respective obligations under agreements which they are a party to or subject to (including, but not limited to, the Credit Documents, the Senior Notes Documents and any Additional Permitted Indebtedness Documents)~~, and (ix) restrictions only of the type described in clauses (a), (b) and (c) above in this Section 9.11 which are imposed on any Subsidiary of Silgan acquired pursuant to a Permitted Acquisition to the extent such restrictions are set forth in any Indebtedness assumed in connection with such Permitted Acquisition so long as such restrictions are not applicable to any Subsidiary of Silgan other than the Subsidiary being acquired and such restrictions were not created or imposed in connection with or in contemplation of such Permitted Acquisition.~~;

(x) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary (or assets of a Subsidiary) pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold (or whose assets are to be sold) and such sale is permitted hereunder;

(xi) restrictions contained in Indebtedness of Subsidiaries that are not Credit Parties that is permitted by Section 9.04;

(xii) restrictions (A) that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary, so long as such restrictions were not entered into solely in contemplation of such Person becoming a Subsidiary, or (B) that are assumed in connection with an acquisition of the property or capital stock of any Person, so long as such restriction relates solely to the property so acquired (or to the Person or Persons (and to its or their subsidiaries) bound thereby) and was not created in connection with or in anticipation of such acquisition;

(xiii) customary restrictions contained in leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate only to the assets subject thereto;

(xiv) restrictions contained in any agreement with respect to Indebtedness permitted by Section 9.04 to the extent that such restrictions are not materially more restrictive with respect to such restrictions, taken as a whole, than the corresponding restrictions hereunder;

(xv) restrictions on cash, Cash Equivalents or deposits imposed by Persons under contracts entered into in the ordinary course of business (or otherwise constituting Permitted Liens on such cash or Cash Equivalents or deposits);

(xvi) customary net worth provisions contained in real property leases or licenses of intellectual property entered into by Silgan or any Subsidiary, so long as Silgan has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of Silgan and its Subsidiaries to meet their ongoing obligations; and

(xvii) restrictions imposed by customary provisions in joint venture agreements, other similar investment agreements and/or organizational documents of any subsidiary that is a non-Wholly-Owned Subsidiary that restrict or impose conditions upon the transfer of the assets of, or ownership interests in, such applicable Person which limitation is applicable only to the assets that are the subject of such agreements (or the Persons the capital stock of which is the subject of such agreement).

Section 9.12 Limitation on Issuances of Capital Stock. (a) None of the Borrowers will permit any of its Subsidiaries to issue any ~~capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock~~Capital Stock, except for (i) transfers and replacements of then outstanding shares of ~~capital stock~~Capital Stock, (ii) stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of such Borrower or any of its Subsidiaries in any class of the ~~capital stock~~Capital Stock of such Subsidiary, (iii) issuances of ~~common stock by Wholly-Owned~~Qualified Capital Stock by Subsidiaries of Silgan to Silgan or a Wholly-Owned Domestic Subsidiary thereof, (iv) issuances of ~~common stock~~Qualified Capital Stock by Foreign Subsidiaries of Silgan to Silgan or a Wholly-Owned Subsidiary thereof, (v) issuances of ~~common stock~~Qualified Capital Stock by newly created Subsidiaries in accordance with the terms of this Agreement and (vi) in the case of Foreign Subsidiaries of Silgan, nominal shares to local nationals and to qualify directors, in each case to the extent required by Applicable Law.

(b) None of the Borrowers will, nor will it permit any of its Subsidiaries to, issue any class of (i) preferred stock other than (x) Qualified Preferred Stock of Silgan and (y) preferred stock issued by Foreign Subsidiaries of Silgan to a US Credit Party or a Foreign Credit Party or (ii) redeemable common stock other than at the sole option of such Borrower or such Subsidiary.

Section 9.13 Business. (a) None of the Borrowers will, nor will any Borrower permit any of its Subsidiaries ~~or Unrestricted Subsidiaries~~ to, engage ~~(directly or indirectly)~~to any material extent in any business other than ~~the packaging business~~businesses of the type conducted by Silgan and its Subsidiaries on the Fifth Amendment Effective Date, and businesses which are extensions thereof or otherwise incidental, reasonably related, ancillary ~~or~~, complementary or incidental thereto.

(b) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers will not permit the Receivables Subsidiary to engage in any business activities (including, but not limited to, making acquisitions or Investments) or incur or assume any liabilities other than, in each case, solely in connection with the transactions contemplated by the Accounts Receivable Facility Documents.

~~Section 9.14 Designated Senior Indebtedness. Silgan will not designate any Indebtedness, other than the Obligations, as “designated senior indebtedness” (or any comparable term) for purposes of any Additional Permitted Dutch Subordinated Indebtedness.~~

ARTICLE X

EVENTS OF DEFAULT.

Upon the occurrence of any of the following specified events (each an “Event of Default”):

Section 10.01 Payments. Any Borrower shall (i) default in the payment when due of any Unpaid Drawings or of any principal of the Loans or the Notes, or (ii) default, and such default shall continue unremedied for five or more Business Days, in the payment when due of any interest on Unpaid Drawings or of any interest on the Loans or the Notes or of any Fees or any other amounts owing hereunder or thereunder; or

Section 10.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue or inaccurate in any material respect on the date as of which made or deemed made; or

Section 10.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 10.01 and 10.02 and clause (ii) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrowers by the Administrative Agent or the Required Lenders or (ii) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 8.01(e)(i), 8.07 or Article IX; or

Section 10.04 Default Under Other Agreements. (i) Any Borrower or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations and intercompany loans) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations and intercompany loans) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required but giving effect to any grace period), any such Indebtedness to become due prior to its stated maturity or (ii) any Indebtedness of any Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not constitute an Event of Default under this Section 10.04 unless the aggregate amount of all Indebtedness referred to in clauses (i) and (ii) above equals or exceeds $~~250,000,000~~275,000,000; provided further that the prior proviso shall not apply to any Incremental Equivalent Indebtedness that is secured; or

Section 10.05 Bankruptcy, etc. Any Borrower, Guarantor or Material Subsidiary shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against any Borrower, Guarantor or any Material Subsidiary, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code), receiver, receiver manager, monitor, trustee or the like is appointed for, or takes charge of, all or substantially all of the property of any Borrower, Guarantor or any Material Subsidiary, or any Borrower, Guarantor or any Material Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Borrower, Guarantor or any of its Material Subsidiary, or there is commenced against any Borrower, Guarantor or any Material Subsidiary any such proceeding which remains undismissed for a period of 60 days, or any Borrower, Guarantor or any Material Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Borrower, Guarantor or any Material Subsidiary suffers any appointment of any custodian, receiver, receiver manager, monitor, or trustee or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Borrower, Guarantor or any Material Subsidiary makes a general assignment for the benefit of creditors; or any corporate action is taken by any Borrower, Guarantor or any Material Subsidiary for the purpose of effecting any of the foregoing; or

Section 10.06 ERISA. (i) (a) A single-employer plan (as defined in Section 4001(a)(15) of ERISA) established by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or part thereof or a waiver of such standard or the extension of any amortization period is sought or granted under Section 412 of the Code, (b) any Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA or an event has occurred entitling the PBGC to terminate a Plan under Section 4042(a) of ERISA, (c) any Plan other than a Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) shall have an Unfunded Current Liability, (d) any Borrower, any Subsidiary of any Borrower or an ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA or (e) a contribution required to be made with respect to a Foreign Pension Plan has not been timely made, or any Borrower or any Subsidiary of any Borrower has incurred liabilities pursuant to one or more Foreign Pension Plans;

(ii) there shall result from any such event or events described in clause (i) (x) the imposition of a lien upon the assets of any Borrower, any Subsidiary of any Borrower or an ERISA Affiliate, (y) the provision of security to induce the issuance of a waiver or extension of any funding requirement under Section 412 of the Code, or (z) liability or a material risk of incurring liability to the PBGC or the Internal Revenue Service or a Plan or a trustee appointed under ERISA; and (iii) the events described in clauses (i) and (ii) could reasonably be expected to have a Material Adverse Effect; or

Section 10.07 Guaranties. Any Guaranty or any provision thereof shall cease to be in full force or effect, or any Guarantor, or any Person acting by or on behalf of such Guarantor, shall deny or disaffirm its obligations under any Guaranty to which it is party, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty to which it is party; or

Section 10.08 Security Documents. Any Security Document shall, after the execution and delivery thereof, cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all the Collateral covered thereby except as provided in such Security Document), in favor of the Collateral Agent for the benefit of the respective Secured Creditors, in each case superior to and prior to the rights and Liens of all third Persons (other than Permitted Liens), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Security Document beyond the period of grace, if any, provided for therein; or

Section 10.09 Judgments. One or more judgments or decrees shall be entered against any Borrower or any of its Subsidiaries involving, when added to any other judgments or decrees against any Borrower and its Subsidiaries, a liability (not paid or fully covered by a reputable and solvent insurance company) of $~~250,000,000~~275,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

Section 10.10 Change of Control. A Change of Control shall occur; or

Section 10.11 Accounts Receivable Facility. After the execution and delivery thereof, (i) the Receivables Subsidiary shall default in any payment of any amounts beyond the period of grace, if any, provided in the Accounts Receivable Facility Documents or (ii) Silgan or any of its Subsidiaries shall default in the observance or performance of any agreement or condition contained in the Accounts Receivable Facility Documents to which they are a party, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of the obligations of the Receivables Subsidiary under the Accounts Receivable Facility (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required but giving effect to any grace period), the Accounts Receivable Facility to become due (or unwind) prior to its stated maturity or (iii) the obligations of the Receivables Subsidiaries under the Accounts Receivable Facility shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof;

then, and in any such event, and at any time thereafter (subject to Section 6.02), if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Borrower (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrowers as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Borrowers; (iii) exercise any rights or remedies under any of the Guaranties and/or in its capacity as Collateral Agent under any of the Security Documents; (iv) direct the Revolving Borrowers to pay (and the Revolving Borrowers agree that upon receipt of such notice they will pay) to the Administrative Agent at the Payment Office such additional amount of cash (in the respective Currencies in which such Letters of Credit are denominated), to be held as security by the Administrative Agent in the Cash Collateral Account, as is equal to the aggregate Stated Amount of all then outstanding Letters of Credit; and (v) terminate any Letter of Credit which may be terminated in accordance with its terms.

Section 10.12 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to this Article X or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Credit Document, all payments received on account of the Obligations and all net proceeds from the enforcement of the Obligations shall be applied by the Administrative Agent as follows:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lenders in their capacity as such and the Swingline Lender in its capacity as such, ratably among the Administrative Agent, the Issuing Lenders and Swingline Lender in proportion to the respective amounts described in this clause First payable to them;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Credit Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and on the aggregate amount of Unpaid Drawings that have not yet been reimbursed at such time, ratably among the Lenders, Issuing Lenders and the Swingline Lender in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and the aggregate amount of Unpaid Drawings that have not yet been reimbursed at such time plus payment obligations then owing by Credit Parties under Interest Rate Protection Agreements or Other Hedging Agreements (with respect to such Other Hedging Agreement consisting of any commodity swap agreement or other similar agreement or arrangement designed to protect against fluctuations in commodity prices only to the extent that such Other Hedging Agreement specifically provides that it is entitled to the benefits of this Agreement) with any Person that was a Lender or an affiliate of a Lender at the time such Interest Rate Protection Agreements or Other Hedging Agreements (with respect to such Other Hedging Agreement consisting of any commodity swap agreement or other similar agreement or arrangement designed to protect against fluctuations in commodity prices only to the extent that such Other Hedging Agreement specifically provides that it is entitled to the benefits of this Agreement) were entered into (the “Other Creditors”), ratably among the Lenders, the Issuing Lenders, the Swingline Lender and the Other Creditors in proportion to the respective amounts described in this clause Fourth payable to them;

Fifth, to the Administrative Agent for the account of the Issuing Lenders, to Cash Collateralize any Letter of Credit Obligations then outstanding; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law.

Notwithstanding the foregoing, obligations then owing by Credit Parties under Interest Rate Protection Agreements or Other Hedging Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Other Creditors. Each Other Creditor not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article X for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE XI

THE ADMINISTRATIVE AGENT; ETC.

Section 11.01 Appointment. The Lenders hereby irrevocably designate and appoint Wells Fargo as Administrative Agent (for purposes of this Article XI and Section 12.01, the term “Administrative Agent” also shall include Wells Fargo in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its respective duties hereunder by or through its officers, directors, agents, employees or affiliates.

Section 11.02 Nature of Duties. (a) The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of

(b) this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or in any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

(c) Notwithstanding any other provision of this Agreement or any provision of any other Credit Document, the Joint Lead Arrangers, the co-syndication agents and the co-documentation agents are named as such for recognition purposes only, and in their capacities as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the other Credit Documents or the transactions contemplated hereby and thereby; it being understood and agreed that the Joint Lead Arrangers, the co-syndication agents and the co-documentation agents shall be entitled to all indemnification and reimbursement rights in favor of the Administrative Agent as, and to the extent, provided for under Sections 11.06 and 12.01. Without limitation of the foregoing, neither any Joint Lead Arranger, the syndication agent nor any co-documentation agents shall, solely by reason of this Agreement or any other Credit Documents, have any fiduciary relationship in respect of any Lender or any other Person.

Section 11.03 Lack of Reliance on the Administrative Agent. ~~Independently~~ Each Lender and each Issuing Lender expressly acknowledges that none of the Administrative Agent, the Joint Lead Arrangers or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Joint Lead Arrangers or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of Silgan and its Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, the Joint Lead Arrangers or any of their respective Related Parties to any Lender, any Issuing Lender or any other Secured Party as to any matter, including whether the Administrative Agent, the Joint Lead Arrangers or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender and each Issuing Lender expressly acknowledges, represents and warrants to the Administrative Agent and the Joint Lead Arrangers that (a) the Credit Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Credit Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of Silgan and its Subsidiaries, or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, ~~each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Silgan and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the~~the Joint Lead Arrangers, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of Silgan and its Subsidiaries ~~and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Silgan or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Silgan or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default~~, all applicable bank or other regulatory Applicable Laws relating to the Fifth Amendment Transactions and the transactions contemplated by this Agreement and the other Credit Documents and (e) it has made its own independent decision to enter into this Agreement and the other Credit Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender and each Issuing Lender also acknowledges and agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Joint Lead Arrangers or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to Silgan and its Subsidiaries and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 11.03.

Section 11.04 Certain Rights of the Administrative Agent. If the Administrative Agent requests instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Lender or any other Person by reason of so refraining. Without limiting the foregoing, neither any Lender nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

Section 11.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.

Section 11.06 Indemnification. To the extent the Administrative Agent (or any affiliate thereof) is not reimbursed and indemnified by the Borrowers, the Lenders will reimburse and indemnify the Administrative Agent (and any affiliate thereof) in proportion to their respective “percentage” as used in determining the Required Lenders (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any affiliate thereof) in performing its duties hereunder or under any other Credit Document or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) gross negligence, willful misconduct or bad faith (as determined by a court of competent jurisdiction in a final and non-appealable decision).

Section 11.07 The Administrative Agent in its Individual Capacity. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a “Lender” and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term “Lender,” “Majority Lenders”, “Required Lenders,” “Supermajority Lenders,” “holders of Notes” or any similar terms shall, unless the context clearly indicates otherwise, include the Administrative Agent in its respective individual capacities. The Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

Section 11.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent and recorded in the Register. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

Section 11.09 Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days’ prior written notice to the Lenders and, unless a Default or an Event of Default under Section 10.05 then exists, Silgan. Any such resignation by an Administrative Agent hereunder shall also constitute its resignation as an Issuing Lender and the Swingline Lender, in which case the resigning Administrative Agent (x) shall not be required to issue any further Letters of Credit or make any additional Swingline Loans hereunder and (y) shall maintain all of its rights as Issuing Lender or Swingline Lender, as the case may be, with respect to any Letters of Credit issued by it, or Swingline Loans made by it, prior to the date of such resignation. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

(b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder and/or under the other Credit Documents who shall be a commercial bank or trust company reasonably acceptable to Silgan, which acceptance shall not be unreasonably withheld or delayed (provided that Silgan’s approval shall not be required if an Event of Default then exists).

(c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of Silgan (which consent shall not be unreasonably withheld or delayed, provided that Silgan’s consent shall not be required if an Event of Default then exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder and/or under the other Credit Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

(d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent’s resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

(e) Upon a resignation of the Administrative Agent pursuant to this Section 11.09, the Administrative Agent shall remain indemnified to the extent provided in this Agreement and the other Credit Documents and the provisions of this Article XI (and the analogous provisions of the other Credit Documents) shall continue in effect for the benefit of the Administrative Agent for all of its actions and inactions while serving as the Administrative Agent.

Section 11.10 Collateral Matters. (a) Each Lender authorizes and directs the Collateral Agent to enter into the Security Documents for the benefit of the Lenders and the other Secured Creditors. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Security Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

(b) The Lenders hereby authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations (other than inchoate indemnification obligations) at any time arising under or in respect of this Agreement or the Credit Documents or the transactions contemplated hereby or thereby, (ii) constituting property being sold or otherwise disposed of (to Persons other than Silgan and its Subsidiaries) upon the sale or other disposition thereof in compliance with Section 9.02, (iii) subject to a Permitted Lien pursuant to Sections 9.01(viii), (x) and (xii), (iv) if approved, authorized or ratified in writing by the Required Lenders (or all of the Lenders hereunder, to the extent required by Section 12.12(a)), (v) in connection with the release of Collateral provided in Section 8.15 or (vi) as otherwise may be expressly provided in the relevant Security Documents. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 11.10.

(c) The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Credit Party or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 11.10 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

Section 11.11 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, any Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Silgan or any other Credit Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments or this Agreement;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, any Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Silgan or any other Credit Party, that none of the Administrative Agent, any Joint Lead Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).

Section 11.12 Erroneous Payments.

(a) Each Lender, each Issuing Lender and each other Secured Creditor hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Secured Creditor (or the Lender Affiliate of a Secured Creditor) that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Lender or other Secured Creditor (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 11.12(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.

(c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative

Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its applicable Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 12.04 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.

(e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Credit Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 11.12 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or any other Credit Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.

(f) Each party’s obligations under this Section 11.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document.

(g) Nothing in this Section 11.12 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.

ARTICLE XII

MISCELLANEOUS.

Section 12.01 Payment of Expenses, etc. (a) Costs and Expenses; Indemnification. The Borrowers jointly and severally agree that they will: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable and documented out-of-pocket costs and expenses of each Agent in connection with the preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable and documented fees and disbursements of McGuireWoods LLP, as counsel to the Administrative Agent, and of a single law firm of outside local counsel for the Administrative Agent in any applicable jurisdiction as to which the Administrative Agent reasonably determines local counsel is necessary) and of each Agent in connection with their syndication efforts with respect to this Agreement, of the Administrative Agent and each Issuing Lender in connection with Cash Collateral arrangements entered into by such Persons and of each Agent and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings (including, without limitation, the reasonable fees and disbursements of counsel and consultants for the Administrative Agent and, after the occurrence of an Event of Default, one additional counsel for the Lenders as a group); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Agent, each Joint Lead Arranger, each Lender and each of their respective Related Parties (each, an “Indemnified Party”) from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys’ and consultants’ fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding brought by any Person, including, without limitation, any Borrower or any Subsidiary or Affiliate of any Borrower (whether or not any Agent or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, provided that the indemnity described above in this clause (iii)(a) shall not apply to any liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements incurred by, imposed on or assessed as a result of, or arising out of, or in any way related to, or by reason of (A) the gross negligence, willful misconduct or bad faith of such Indemnified Party as determined by a court of competent jurisdiction by final and nonappealable judgment, (B) a claim brought by any Borrower against an Indemnified Party for material breach of such Indemnified

Party’s funding obligations hereunder at a time when the Borrowers have not breached their obligations hereunder in any material respect as determined by a court of competent jurisdiction in a final and nonappealable judgment or (C) any litigation, proceeding or other action solely between or among the Indemnified Parties (excluding, however, any liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (all of which shall be covered by such indemnity) incurred by, imposed on or assessed against the Indemnified Parties as a result of, or arising out of, or in any way related to, or by reason of any such litigation, proceeding or action to which the Administrative Agent, or the Collateral Agent (or any of their respective officers, directors, employees, affiliates, representatives or agents) is a party in its capacity as such) to the extent (and only to the extent) that such litigation, proceeding or other action does not relate to, or arise from, any action or omission by Silgan or any of its Subsidiaries, or (b) the actual or alleged presence of hazardous materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by Silgan or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of hazardous materials by or of (or on behalf of or at the direction of) Silgan or any of its Subsidiaries at any location, whether or not owned or operated by Silgan or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any environmental claim asserted against Silgan, any of its Subsidiaries or any Real Property owned or at any time operated by Silgan or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but, in each case, excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under Applicable Law.

(b) Waiver of Consequential Damages, Etc. To the full extent permitted by Applicable Law, no party hereto shall be entitled to indemnification hereunder on any theory of liability for special, indirect, punitive, consequential or incidental damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof except, in the case of the Borrowers, to the extent that such special, indirect, punitive, consequential or incidental damages would otherwise be subject to indemnification by the Borrowers pursuant to clause (a) of this Section 12.01. No Person entitled to indemnification pursuant to clause (a) of this Section 12.01 shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby, except to the extent the liability of such indemnified person results from such indemnified person’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

(c) Foreign Borrowers. Notwithstanding anything to the contrary in this Agreement or any other Credit Document ~~(except as, and to the extent, provided in Section 8.10)~~, the obligations of any Foreign Borrower with respect to the indemnification and expense reimbursement obligations set forth in this Section shall, to the extent reasonably ascertainable, be limited to losses, claims, damages, liabilities, costs and expenses arising out of or relating to the obligations of such Foreign Borrower under this Agreement and the other Credit Documents (including the enforcement thereof) and such Foreign

Borrower’s use or proposed use of the proceeds of any Loan made to such Foreign Borrower or Letter of Credit issued for the account of such Foreign Borrower.

Section 12.02 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Lender, the Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Lender, the Swingline Lender or any such Affiliate to or for the credit or the account of the Borrowers or any other Credit Party against any and all of the obligations of the Borrowers or such Credit Party now or hereafter existing under this Agreement or any other Credit Document to such Lender, such Issuing Lender or the Swingline Lender or any of their respective Affiliates, irrespective of whether or not such Lender, such Issuing Lender, the Swingline Lender or any such Affiliate shall have made any demand under this Agreement or any other Credit Document and although such obligations of the Borrowers or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender, such Issuing Lender, the Swingline Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Article X and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Lender, the Swingline Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender, the Swingline Lender or their respective Affiliates may have. Each Lender, such Issuing Lender and the Swingline Lender agree to notify the Borrowers and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 12.03 Notices.

(a) Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable overnight or courier delivery service, or by prepaid telex or telecopier, and shall be deemed to be given for purposes of this Agreement on the third day after deposit in registered or certified mail, postage prepaid, and otherwise on the date that such writing is delivered or sent to the intended recipient thereof, or in the case of notice delivered by telecopy, upon completion of transmission with a copy of such notice also being delivered under any of the methods provided above, all in accordance with the provisions of this Section 12.03. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 12.03, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated (i) in the case of any Lender, in such Lender’s administrative questionnaire most recently delivered to Administrative Agent, (ii) in the case of any Eligible Assignee, on its signature page to its Assignment and Assumption Agreement, (iii) in the case of any Borrower or Administrative Agent or Collateral Agent, indicated on Schedule IX hereto and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party on such administrative questionnaire, such Assignment and Assumption Agreement or Schedule IX, as the case may be.

(b) Notices and other communications to or by Administrative Agent, Collateral Agent and Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent (with the written consent of Company, in the case of procedures for deliveries to the Borrowers), provided that the foregoing shall not apply to notices pursuant to Sections 2.03, 2.06 or 3.03 unless otherwise agreed by Administrative Agent, the applicable Issuing Lender and/or the applicable Lender. Administrative Agent or Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

(c) Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. Each Credit Party and Lender hereunder agrees to notify Administrative Agent in writing promptly of any change to the notice information provided above.

Section 12.04 Successors and Assigns; Participations.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrowers nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (c) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (d) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Lender Participants to the extent provided in paragraph (c) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders, including all Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Loan Commitment and the Loans at the time owing to it); provided that, in each case with respect to any credit facility, any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any credit facility) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000 (or the Dollar Equivalent thereof in the case of Alternate Currency Loans), in the case of any assignment in respect of the Revolving Loan Commitments, or $1,000,000 (or the Dollar Equivalent thereof in the case of Alternate Currency Loans), in the case of any assignment in respect of ~~the~~any term loan facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed); provided that each Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by such Borrower prior to such fifth (5th) Business Day;

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A) the consent of the Borrowers (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund or (z) the assignment is made in connection with the primary syndication of the ~~Credit Facility~~credit facilities contemplated hereunder and during the period commencing on the Fifth Amendment Effective Date and ending on the date that is ninety (90) days following the Fifth Amendment Effective Date; provided, that each Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; and provided, further, that such Borrower’s consent shall not be required during the primary syndication of the ~~Credit Facility~~credit facilities contemplated hereunder;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) the Revolving Loan Commitments if such assignment is to a Person that is not a Lender with a Revolving Loan Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and

(C) the consents of the Issuing Lenders and the Swingline Lender (such consents not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Loan Commitments.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500 for each assignment; provided that (A) only one such fee will be payable in connection with simultaneous assignments to two or more related Approved Funds by a Lender and (B) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire in form and substance satisfactory to the Administrative Agent.

(v) No Assignment to Certain Persons. No such assignment shall be made to (A) any Borrower or any of its Subsidiaries or Affiliates or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lenders, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its RL Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 12.16, from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 5.04 and 12.01 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section (other than a purported assignment to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or any Borrower or any of a Borrower’s Subsidiaries or Affiliates, which shall be null and void.)

(c) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers, the Administrative Agent, the Issuing Lenders or the Swingline Lender, sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or the Borrowers or any of the Borrowers’ Subsidiaries or Affiliates) (each, a “Lender Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Issuing Lenders, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.06 with respect to any payments made by such Lender to its Lender Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Lender Participant, agree to any amendment, modification or waiver or modification described in Section 12.12(a)(i) or (vii) that directly and adversely affects such Lender Participant. The Borrower agrees that each Lender Participant shall be entitled to the benefits of Sections 2.10 and 5.04 (subject to the requirements and limitations therein, including the requirements under Section 5.04(g) (it being understood that the documentation required under Section 5.04(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Lender Participant (A) agrees to be subject to the provisions of Sections 2.13 and 12.12(b) as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.10 or 5.04, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Lender Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Silgan’s request and expense, to use reasonable efforts to cooperate with Silgan to effectuate the provisions of Sections 2.13 and 12.12(b) with respect to any Lender Participant. To the extent permitted by law, each Lender Participant also shall be entitled to the benefits of Section 12.02 as though it were a Lender; provided that such Lender Participant agrees to be subject to Section 12.06 as though it were a Lender.

Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Lender Participant and the principal amounts of (and stated interest on) each Lender Participant’s interest in the Loans or other obligations under the Credit Documents (the “Lender Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Lender Participant Register (including the identity of any Lender Participant or any information relating to a Lender Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Lender Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Lender Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Lender Participant Register.

Notwithstanding the preceding three paragraphs or the definition of Required Lenders, any Lender Participant that is a Farm Credit Lender that (i) has purchased a participation in a minimum amount of $10,000,000, (ii) has been designated as a voting participant (a “Voting Lender Participant”) in a notice (a “Voting Lender Participant Notice”) sent by the relevant Lender to the Administrative Agent and (iii) receives, prior to becoming a Voting Lender Participant, the consent of the Administrative Agent and Silgan (each such consent to be required only to the extent and under the circumstances it would be required if such Voting Lender Participant were to become a Lender pursuant to an assignment in accordance with Section 12.04(b)), shall be entitled to vote as if such Voting Lender Participant were a Lender on all matters subject to a vote by the Lenders and the voting rights of the selling Lender shall be correspondingly reduced on a dollar-for-dollar basis. Each Voting Lender Participant Notice shall include, with respect to each Voting Lender Participant, the information that would be included by a prospective Lender in an Assignment and Assumption Agreement. ~~Notwithstanding the foregoing, each Farm Credit Lender designated as a Voting Lender Participant in Schedule X shall be a Voting Lender Participant without delivery of a Voting Lender Participant Notice and without the prior written consent of Silgan and the Administrative Agent. The~~The selling Lender and the Voting Lender Participant shall notify the Administrative Agent and Silgan within three (3) Business Days of any termination, reduction or increase of the amount of such participation. Silgan and the Administrative Agent shall be entitled to conclusively rely on information contained in the Voting Lender Participant Notices and all other notices delivered pursuant hereto. The voting rights of each Voting Lender Participant are solely for the benefit of such Voting Lender Participant and shall not inure to any assignee or participant of such Voting Lender Participant.

(d) Certain Pledges. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the other Credit Documents (including, without limitation, the Notes held by it) to any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board or to any other central bank with jurisdiction over such Lender without notice to, or the consent of, any Borrower, provided that, no such pledge or assignment of a security interest under this Section 12.04(d) shall release a Lender from any obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Any Lender which is a fund may pledge all or any portion of its Notes or Loans to its trustee in support of its obligations to its trustee. No such pledge or assignment shall release the transferor Lender from its obligations hereunder.

(e) Prohibited Assignments and Participations. Notwithstanding anything to the contrary contained in this Section 12.04, no Lender may assign or sell participations, or otherwise syndicate all or any portion of such Lender’s interests under this Agreement or any other Credit Document to any Person who is (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) either (x) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (y) designated under Sections 1(a), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders.

Section 12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, any other Agent or any Lender or any holder of a Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower and the Administrative Agent, any other Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein and in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, any other Agent, any Lender or the holder of any Note would otherwise have. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, any other Agent, any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

Section 12.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Borrower in respect of any Obligations of such Borrower hereunder, the Administrative Agent shall distribute such payment to the Lenders entitled thereto (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

(b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, the Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all such Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of such Borrower to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

(c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

Section 12.07 Calculations: Computations. (a) The financial statements to be furnished to the Lenders pursuant to Sections 8.01(a), (b) and (c) shall be made and prepared in accordance with GAAP as in effect from time to time consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Silgan to the Lenders); provided that, except as otherwise specifically provided herein (including Section 1.02(b)), (i) all computations determining compliance with Section 5.02, Article IX, and the definitions of Applicable Commitment Commission Percentage and Applicable Margin shall utilize accounting principles and policies in conformity with those used to prepare the financial statements of Silgan and its Subsidiaries as of the fiscal quarter ending March 31, 2018; provided, however, that Silgan may elect, upon written notice to the Administrative Agent, to modify such accounting principles and policies, effective from and after the date of such election, to include the accounting standards relating to a Lease Accounting GAAP Change so long as (A) any such election must be made within sixty (60) days of the end of the fiscal quarter in which such accounting standard becomes effective for Silgan under GAAP and (B) any such election, once made, shall be irrevocable as to such accounting standard, (ii) in determining Interest Expense for any period, no effect shall be given (but only to the extent not already otherwise excluded for the calculation of Interest Expense under this Agreement) to non-cash amounts recorded (or required to be recorded) in accord with FAS 133, (iii) all computations determining compliance with Sections 9.07 and 9.08 and the definitions of Applicable Commitment Commission Percentage and Applicable Margin shall be determined on a Pro Forma Basis, and (iv) notwithstanding anything to the contrary contained herein, all such financial statements shall be prepared, and all financial covenants contained herein or in any other Credit Document shall be calculated, in each case, without giving effect to any election or requirement under FAS 159, FAS 141R, FAS 157, FAS ASC 825 and FAS ASC 470-20 (or any similar accounting principle) permitting or requiring a Person to value its financial liabilities at the fair value thereof; provided further that (x) in determining EBITDA for any period, no effect shall be given (but only to the extent not already otherwise excluded from the calculation of EBITDA under this Agreement) (I) to FAS 106, (II) to non-cash amounts recorded (or required to be recorded) in accordance with FAS 133 or (III) to FAS 141R to the extent relating to expenses incurred in connection with business combinations as part of a Permitted Acquisition, and (y) for purposes of calculating the Applicable Commitment Commission Percentage, the Applicable Margin and all financial ratios and financial terms, the financial results of Unrestricted Subsidiaries shall be ignored. If at any time any change in GAAP would materially affect the computation of any financial ratio or requirement set forth in any Credit Document and either Silgan or the Required Lenders shall so request, the Administrative Agent, the Lenders and Silgan shall enter into and diligently pursue negotiations in good faith in order to amend such ratio or requirement to equitably reflect such changes so that the criteria for evaluating Silgan’s financial condition will be the same after such changes as if such changes had not occurred (subject to the approval of the Required Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein.

(b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day; except that in the case of Letter of Credit Fees and Fronting Fees, the last day shall be included) occurring in the period for which such interest, Commitment Commission or other Fees are payable, provided, however, that (i) all computations of interest on Alternate Currency Loans denominated in Pounds Sterling, (ii) all computations of interest on Canadian Prime Rate Loans, (iii) all computations of interest on ~~CDOR Rate~~Term CORRA Loans and (iv) all computations of interest on Base Rate Loans calculated by reference to the Prime Lending Rate, in each case shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

(c) Notwithstanding anything to the contrary contained in clause (a) of this Section 12.07, for purposes of determining compliance with any incurrence tests set forth in Article IX (excluding Sections 9.07 and 9.08 and the definitions of Applicable Commitment Commission Percentage, Applicable Margin and Consolidated Tangible Assets), any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the relevant exchange rates (as shown on the relevant page of Reuters or (x) if Reuters does not provide such exchange rates, as shown on the relevant page of the Wall Street Journal or (y) if the Wall Street Journal does not provide such exchange rates, on such other basis as is satisfactory to the Administrative Agent) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein.

(d) For purposes of the Interest Act (Canada) with respect to Canadian Dollar Loans, whenever any interest, fees or commission to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is other than the number of days in such year (the “Contract Period”), the yearly rate to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the Contract Period. The rates of interest under the Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

(e) Notwithstanding any provision of this Agreement, in no event shall the aggregate “interest” (as that term is defined in Section 347 of the Criminal Code (Canada)) with respect to the Canadian Dollar Loans exceed the effective annual rate of interest on the “credit advanced” (as defined therein) lawfully permitted under Section 347 of the Criminal Code (Canada).

Section 12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH BORROWER. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. WITHOUT LIMITING THE FOREGOING, EACH FOREIGN BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS SILGAN (AND SILGAN HEREBY IRREVOCABLY ACCEPTS SUCH APPOINTMENT) AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF THE PROPERTY OF EACH SUCH FOREIGN BORROWER, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. NOTHING HEREIN, HOWEVER, SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN ANY OTHER JURISDICTION.

(B) EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER

IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(C) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 12.09 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Credit Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Credit Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Credit Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Credit Documents based solely on the lack of paper original copies of any Credit Documents, including with respect to any signature pages thereto.

Section 12.10 Effectiveness. This Agreement shall become effective on ~~the date~~March 24, 2017 (the “Original Effective Date”) on which each of the Borrowers, the Administrative Agent and the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the applicable Notice Office or, in the case of the

Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give each Borrower and each Lender prompt written notice of the occurrence of the Original Effective Date.

Section 12.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 12.12 Amendment and Waiver; Replacement of Lenders. (a) Amendment and Waiver. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrowers and the Required Lenders (although (i) modifications to, or supplements of, the Annexes to the respective Security Documents may be made in accordance with the provisions of such Security Documents, (ii) additional parties may be added to, and Subsidiaries of Silgan may be released from, the respective Guaranties and the Security Documents in accordance with the provisions thereof, in each case without the consent of the other Credit Parties party thereto or the Required Lenders and (iii) the Administrative Agent (and, if applicable, the Borrowers) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Credit Documents or to enter into additional Credit Documents in order to implement any Benchmark Replacement or any Conforming Changes or otherwise effectuate the terms of Section 2.10(h) in accordance with the terms of Section 2.10(h)), provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender except with respect to the following clauses (i) and (iii), but, in the case of such clause (iii), only to the extent that such change, waiver, discharge or termination relates to this parenthetical or following clause (i)) (with Obligations being directly affected thereby in the case of the following clauses (i), (iv) and (vii)):

(i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit, the Total Revolving Loan Commitment beyond the Revolving Loan Maturity Date or reduce the rate, or extend the time of payment, of interest or of Fees thereon (except in connection with the waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (including the principal amount of any Unpaid Drawing) (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 12.07(a) shall not constitute a reduction in the rate of interest or Fees for the purposes of this clause (i), notwithstanding the fact that such amendment or modification actually results in such a reduction);

(ii) release or subordinate all or substantially all of the Collateral (except as authorized in Sections 8.15 or 11.10 or as otherwise expressly provided in the Credit Documents (x) in connection with the termination of all Commitments hereunder and repayment in full of all Obligations owing pursuant hereto and pursuant to the other Credit Documents and (y) with respect to sales or other dispositions of property otherwise permitted under the Credit Documents) under all the Security Documents;

(iii) amend, modify or waive any provision of this Section 12.12(a) (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Term Loans and the respective Revolving Loan Commitments on the Fifth Amendment Effective Date);

(iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and the respective Revolving Loan Commitments are included on the Fifth Amendment Effective Date);

(v) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement;

(vi) consent to the release of Silgan, Containers, Manufacturing, or Plastics from its obligations under the US Borrowers/Subsidiaries Guaranty except, in the case of Containers, Manufacturing or Plastics, in connection with a sale of all or substantially all of the assets of, or all of the ~~capital stock~~Capital Stock of, Containers, Manufacturing or Plastics or in a transaction permitted under this Agreement or that has been approved by the Required Lenders;

(vii) change Section 10.12 or Section 12.06 (or amend any other term of the Credit Documents that would have the effect of changing Section 10.12 or Section 12.06) in a manner that would alter the pro rata sharing of payments or order of application required thereby;

(viii) without the consent of the Lenders holding at least a majority of the outstanding Revolving Loan Commitments, amend, modify or waive any provision in Section 6.03 or waive any Default or Event of Default if the effect of such amendment, modification or waiver is that the Revolving Lenders shall be required to fund Revolving Loans when such Lenders would otherwise not be required to do so;

(ix) without the consent of each of the Revolving Lenders, amend, modify or waive the definition of Primary Alternate Currency; or

(x) without the consent of each Lender directly and adversely affected thereby, subordinate any of the Obligations owed to the Lenders under a particular credit facility under this Agreement in right of payment or otherwise adversely affect the priority of payment of any of such Obligations;

provided further, that no such change, waiver, discharge or termination shall (t) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (u) without the consent of the Swingline Lender, alter its rights or obligations with respect to Swingline Loans, (v) without the consent of each Issuing Lender amend, modify or waive any provision of Article III or alter its rights or obligations with respect to Letters of Credit, (w) without the consent of the Administrative Agent, amend, modify or waive any provision of Article XI as same applies to the Administrative Agent or any other provision as same relates to the rights or obligations of the Administrative Agent, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (y) (A) except as provided in Section 2.18, without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Tranches, pursuant to Section 5.01 or 5.02 (excluding

Section 5.02(b), (c), (d) or (e)) (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long, as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered) or (B) without the consent of the Majority Lenders of each Tranche, amend, modify or waive the definition of Sharing Event or the provisions of Section 2.16 (other than for technical amendments or modifications thereto that do not otherwise adversely affect the Lenders under any Tranche of Loans in a manner disproportionate from the effect on the Lenders under the other Tranches of Loans) or (z) without the consent of the Supermajority Lenders of the respective Tranche, (A) amend the definition of Supermajority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority ~~Lender~~Lenders on substantially the same basis as the extensions of Term Loans and the respective Revolving Loan Commitments are included on the Fifth Amendment Effective Date) or (B) reduce the amount of, or shorten or extend, any interim US A-1 Term Loan Scheduled Repayment, US A-2 Term Loan Scheduled Repayment, Euro A-3 Term Loan Scheduled Repayment or Incremental Term Loan Scheduled Repayment, as the case may be.

(b) Replacement of Lenders. If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (vii), inclusive, of the first proviso to Section 12.12(a), the consent of the Required Lenders is obtained but the consent of one or more of the other Lenders whose consent is required is not obtained, then Silgan shall have the right, so long as all Non-Consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such Non-Consenting Lender or Lenders (or, at the option of Silgan if the respective Lender’s consent is required with respect to less than all Tranches of Loans (or related Commitments), to replace only the respective Tranche of Commitments and/or Loans of the respective Non-Consenting Lender which gave rise to the need to obtain such Lender’s individual consent) with one or more replacement Lenders pursuant to Section 2.13 so long as at the time of such replacement, each such replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such Non-Consenting Lender’s Revolving Loan Commitment and/or Incremental Term Loan Commitment, as the case may be (if such Lender’s consent is required as a result of its Revolving Loan Commitment and/or Incremental Term Loan Commitment) and/or repay each Tranche of outstanding Loans of such Lender which gave rise to the need to obtain such Lender’s consent and/or cash collateralize its applicable RL Percentage of the Letter of Credit of Outstandings, in accordance with Sections 4.02(b) and/or 5.01(b); provided that, unless the Commitments which are terminated and Loans which are repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that Silgan shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender’s rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 12.12(a).

Section 12.13 Survival. All indemnities set forth herein including, without limitation, in Sections 2.10, 2.11, 3.06, 5.04, 11.06 and 12.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans and all Unpaid Drawings hereunder and the termination of the Commitments.

Section 12.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.14 would, at the time of such transfer, result in increased costs under Section 2.10, 2.11, 3.06 or 5.04 from those being charged by the respective Lender prior to such transfer, then no Borrower shall be obligated to pay such increased costs (although each Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

Section 12.15 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 12.15, each Lender agrees that it will not disclose without the prior consent of Silgan (other than on a confidential basis to its employees, partners, directors, officers, accountants, auditors or counsel or to another Lender or such Lender’s holding or parent company or to any credit insurance provider relating to the Borrower and the Obligations if such Lender determines in its sole discretion that any such party should have access to such information) any information with respect to Silgan or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is either (x) financial information or statements or (y) designated by any Borrower to the Lender in writing as confidential, provided that any Lender may disclose any such information (i) as has become generally available to the public, (ii) as may be required in any report, statement or testimony submitted to any municipal, state or Federal regulatory body or self-regulatory authority having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board, the Federal Deposit Insurance Corporation or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors or in connection with any pledge permitted under Section 12.04(d), (iii) as may be required in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) that is already in possession of such Lender on a non-confidential basis, (vi) that is provided to such Lender on a non-confidential basis by a Person who in doing so has not violated a duty of confidentiality owing to any Lender or to Silgan or any of its Subsidiaries, (vii) to the Administrative Agent or the Collateral Agent, (viii) to any actual or prospective direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such actual or prospective contractual counterparty’s professional advisor), so long as such actual or prospective contractual counterparty (or such professional advisor) agrees to be bound by provisions substantially the same as this Section 12.15, (ix) to any prospective or actual transferee or participant (or its Related Parties) in connection with any contemplated transfer or participation of any of the Obligations or Commitments or any interest therein by such Lender, provided that such prospective transferee agrees with such Lender, to maintain confidentiality provisions substantially the same as this Section 12.15, (x) to any other party hereto, (xi) in connection with the exercise of any remedies hereunder or under any other Credit Document, or the enforcement of rights hereunder or thereunder and (xii) on a confidential basis to (A) any rating agency in connection with rating Silgan or its Subsidiaries or the credit facilities contemplated hereunder or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities contemplated hereunder. In addition, the Administrative Agent and each Lender may disclose the existence of this Agreement and information about this Agreement, on an as-needed basis, to bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Credit Documents.

(b) Each Borrower hereby acknowledges and agrees that each Lender may share with any of its Affiliates (including, in the case of any Lender that is a fund, such Lender’s investment advisor) any information related to Silgan or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Silgan and its Subsidiaries, provided that such affiliates shall be subject to the provision of clause (a) of this Section 12.15 to the same extent as such Lender).

Section 12.16 Register. Each Borrower hereby designates the Administrative Agent to serve as such Borrower’s agent, solely for purposes of this Section 12.16, to maintain a register (the “Register’) on which it will record the name, address and taxpayer identification number, if any, of each of the Lenders, the Commitments from time to time of each of the Lenders, the Loans made by each of the

Lenders and any stated interest thereon and each repayment in respect of the principal amount of the Loans of each of the Lenders and any stated interest thereon. Failure to make any such recordation, or any error in such recordation, shall not affect such Borrower’s obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loan shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note (if any) evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender at the request of any such Lenders. Each Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 12.16, provided that no Borrower shall be liable for any portion of such losses, claims, damages and liabilities resulting from the Administrative Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

Section 12.17 The Patriot Act; Anti-Money Laundering Laws. Each Lender subject to the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended from time to time, the “Patriot Act”) hereby notifies Silgan and each other Borrower that pursuant to the requirements of the Patriot Act or any other Anti-Money Laundering Laws, it is required to obtain, verify and record information that identifies Silgan and the other Credit Parties and other information that will allow such Lender to identify Silgan and the other Credit Parties in accordance with the Patriot Act or such Anti-Money Laundering Laws.

Section 12.18 Judgment Currency. (a) Each Credit Party’s obligation hereunder and under the other Credit Documents to make payments in Dollars or in the case of an Alternate Currency Loan or Primary Alternate Currency Unpaid Drawing, the applicable Alternate Currency (in any such case, the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent, the respective Issuing Lender or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent, such Issuing Lender or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the Relevant Currency Equivalent thereof or, in the case of a conversion into currencies other than Dollars or a Primary Alternate Currency, at the rate of exchange quoted by the Administrative Agent (or, if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent), determined, in each case, as of the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the respective Borrower or Borrowers covenant and agree to pay such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(c) For purposes of determining the Relevant Currency Equivalent or any other rate of exchange for this Section 12.18, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

Section 12.19 Euro. (a) If at any time that an Alternate Currency Loan denominated in a Currency other than Euros is outstanding, the relevant Alternate Currency is replaced as the lawful currency of the country that issued such ~~Approved~~approved Currency (the “Issuing Country”) by the Euro so that all payments are to be made in the Issuing Country in Euros and not in the Alternate Currency previously the lawful currency of such country, then such Alternate Currency Loan shall be automatically converted into an Alternate Currency Loan denominated in Euros in a principal amount equal to the amount of Euros into which the principal amount of such Alternate Currency Loan would be converted pursuant to the EMU Legislation and thereafter no further Alternate Currency Loans will be available in such Alternate Currency, with the basis of accrual of interest, notice requirements and payment offices with respect to such converted Alternate Currency Loan to be that consistent with the convention and practices in the Euro-zone interbank market for Euro denominated loans.

(b) In each case, to the maximum extent permitted under Applicable Law, the applicable Borrowers shall from time to time, at the request of any Lender, pay to such Lender the amount of any losses, damages, liabilities, claims, reduction in yield, additional expense, increased cost, reduction in any amount payable, reduction in the effective return of its capital, the decrease or delay in the payment of interest or any other return forgone by such Lender or its affiliates with respect to an Alternate Currency Loan affected by this Section 12.19 as a result of the tax or currency exchange resulting from the introduction, changeover to or operation of the Euro in any applicable nation or eurocurrency market.

Section 12.20 Immunity. To the extent that any Foreign Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, the respective Foreign Borrower hereby irrevocably waives such immunity in respect of its obligations hereunder and under the other Credit Documents to which it is a party to the extent permitted by Applicable Law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 12.20 shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

Section 12.21 Parallel Debt. (a) In respect of ensuring the validity and enforceability of any Security Document governed by the law of The Netherlands, each Credit Party hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent amounts equal to the amounts payable by it in respect of its Corresponding Obligations as they may exist from time to time, which undertaking the Collateral Agent hereby accepts. Each payment undertaking of a Credit Party to the Collateral Agent under this Section 12.21(a) is hereinafter to be referred to as a “Parallel Debt”. Each Parallel Debt will be payable in the currency or currencies of the relevant Corresponding Obligation and will become due and payable as and when the Corresponding Obligation to which it corresponds becomes due and payable.

(b) Each of the parties to this Agreement hereby acknowledges that: (i) each Parallel Debt constitutes an undertaking, obligation and liability of the applicable Credit Party to the Collateral Agent which is separate and independent from, and without prejudice to, the Corresponding Obligation to which it corresponds; and (ii) each Parallel Debt represents the Collateral Agent’s own separate and independent claim to receive payment of such Parallel Debt from the applicable Credit Party.

(c) To the extent the Collateral Agent irrevocably receives any amount in payment of a Parallel Debt of a Credit Party, the Collateral Agent shall distribute such amount among the Lenders and the Agents who are creditors of the Corresponding Obligations of that Credit Party in accordance with the terms of this Agreement, as if such amount were received by the Collateral Agent in payment of the Corresponding Obligation to which it corresponds.

(d) Upon irrevocable receipt by a Lender of any amount on a distribution by the Collateral Agent under Section 12.21(c) in respect of a payment on a Parallel Debt, the Corresponding Obligation to which the Parallel Debt corresponds shall be reduced by the same amount.

Section 12.22 Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right to setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding of the type described in Section 10.05 or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

Section 12.23 Severability of Provisions. Any provision of this Agreement or any other Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and Silgan shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders).

Section 12.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 12.25 Restricted Lenders. With respect to each Lender that qualifies as a resident party domiciled in Germany (Inländer) within the meaning of section 2 paragraph 15 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (each a “Restricted Lender”), Sections 7.19, 8.12 and 8.16 shall only apply to the extent that such provision would not result in (a) any violation of, conflict with or liability under EU Regulation (EC) 2271/96 or (b) a violation or conflict with section 7 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) or a similar anti-boycott statute. In connection with any amendment, waiver, determination or direction relating to any part of Sections 7.19, 8.12 and 8.16 of which a Restricted Lender does not have the benefit, to the extent that on or prior to the date of such amendment, waiver, determination or direction (and until such time as such Restricted Lender shall advise the Administrative Agent and Silgan in writing otherwise), such Restricted Lender has advised the Administrative Agent and Silgan in writing that it does not have such benefit, the Commitments of that Restricted Lender will be excluded for the purpose of determining whether the consent of the Required Lenders has been obtained or whether the determination or direction by the Required Lenders has been made.

Section 12.26 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between the Borrowers and their respective Affiliates, on the one hand, and the Administrative Agent, the Joint Lead Arrangers and the Lenders, on the other hand, and the Borrowers are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Joint Lead Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrowers or any of their respective Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Joint Lead Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrowers with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether any Joint Lead Arranger or Lender has advised or is currently advising the Borrowers or any of their respective Affiliates on other matters) and none of the Administrative Agent, the Joint Lead Arrangers or the Lenders has any

obligation to the Borrowers or any of their respective Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents, (iv) the Joint Lead Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrowers and their respective Affiliates, and none of the Administrative Agent, the Joint Lead Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship, and (v) the Administrative Agent, the Joint Lead Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. The Borrowers hereby agree that neither you nor any of your respective Affiliates will assert any claims against the Administrative Agent, any Joint Lead Arranger or any Lender with respect to any breach or alleged breach of agency, fiduciary duty or conflicts of interest in connection with this Agreement and the transactions contemplated hereby.

~~Section 12.27 Amendment and Restatement of Existing Credit Agreement. The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in Section 6.01 (unless waived in accordance with the terms and provisions of this Agreement), the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation or termination of the Obligations. All “Revolving Loans” made and “Obligations” incurred under the Existing Credit Agreement which are outstanding on the Effective Date shall continue as Revolving Loans and Obligations under (and shall be governed by the terms of) this Agreement and the other Credit Documents. Without limiting the foregoing, upon the effectiveness hereof: (a) all references in the “Credit Documents” (as defined in the Existing Credit Agreement) to the “Administrative Agent”, the “Credit Agreement” and the “Credit Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Credit Documents, (b) the Existing Letters of Credit which remain outstanding on the Effective Date shall continue as Letters of Credit under (and shall be governed by the terms of) this Agreement, (c) all obligations constituting “Obligations” with any Lender or any Affiliate of any Lender which are outstanding on the Effective Date shall continue as Obligations under this Agreement and the other Credit Documents, (d) the Administrative Agent shall administer such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit exposure under the Existing Credit Agreement as are necessary in order that each such Lender’s credit exposure and outstanding Loans hereunder reflect the Commitments of the Lenders hereunder on the Effective Date and (e) the Borrowers hereby agree to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Rate Loans or CDOR Rate Loans (including the “Euro Rate Loans” and “CDOR Rate Loans” under the Existing Credit Agreement) and such reallocation described above, in each case on the terms and in the manner set forth in Section 2.11 hereof. Certain lenders under the Existing Credit Agreement will not be party to this Agreement (the “Departing Lenders”). On the Effective Date, the loans and commitments of each Departing Lender will be paid in full and terminated on a non-pro rata basis and each of the parties hereto hereby consents to such prepayment and termination.~~

Section  12.27 [Reserved].

Section 12.28 Intercreditor Agreements. Each Lender hereunder, by its acceptance of the benefits provided hereunder, authorizes and instructs the Administrative Agent to enter into any intercreditor agreement in connection with Incremental Equivalent Indebtedness on behalf of each Lender. Each Lender hereby agrees that the terms, conditions and provisions contained in the Credit

Documents are subject to any such intercreditor agreement and, in the event of a conflict between the terms of any such intercreditor agreement and the Credit Documents, the terms of such intercreditor agreement shall govern and control.

Section 12.29 Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 12.29, the following terms have the following meanings:

“BHC Act Affiliate” of a party ~~means~~shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” ~~means~~shall mean any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annex B

[amended and restated Exhibits attached]

EXHIBIT A-1

FORM OF NOTICE OF BORROWING

[Date]

Wells Fargo Bank, National Association,

 as Administrative Agent

 for the Lenders party to the Credit

 Agreement referred to below

1525 West W.T. Harris Boulevard

MAC D1109-019

Charlotte, NC 28262

Attention: Syndication Agency Services

Ladies and Gentlemen:

The undersigned, [Name of Borrower]1 (the “Company”), refers to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as further amended, modified or supplemented from time to time, the “Credit Agreement”, the capitalized terms defined therein being used herein as therein defined), among the Company, [Silgan Holdings Inc., Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan International Holdings B.V., Silgan Dispensing Systems Holdings Company]2, each other Borrower from time to time party thereto, the lenders from time to time party thereto and you as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to Section 2.03[(a)][(b)(i)] of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.03[(a)][(b)(i)] of the Credit Agreement:

(i) The Business Day of the Proposed Borrowing is    , 20 .3

(ii) The Currency for the Proposed Borrowing is      4 and the aggregate principal amount of the Proposed Borrowing is     .5

(iii) The Proposed Borrowing shall consist of [Euro A-3 Term Loans] [Incremental Term Loans designated as [Insert designation of relevant Tranche of Incremental Term Loans]] [Revolving Loans] [Dollar Denominated Swingline Loans] [Euro Denominated Swingline Loans].

[1]	Insert the name of the applicable Borrower.
[2]	Modify appropriately depending on the Borrower requesting the Proposed Borrowing.
[3]	Shall be a Business Day as set forth in Section 2.03 of the Credit Agreement.
[4]

Shall be Dollars or, (a) in the case of Alternate Currency Loans, the respective (and permitted) Alternate Currency, or (b) in the case of Swingline Loans, Dollars or Euros. If the relevant Borrower fails to specify the Currency of a Loan, then the applicable Loans shall be made in Dollars.

[5]	Shall be stated in Dollars or, in the case of Alternate Currency Loans, in the respective Alternate Currency.

EXHIBIT A-1

(iv) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurocurrency Rate Loans] [Term SOFR Loans] [Daily Simple RFR Loans] [Canadian Prime Rate Loans] [Term CORRA Loans]6.

[(v) The initial Interest Period for the Proposed Borrowing is [[one] [three] [six] months(s)] [ days]7].8

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specified date, in which case such representations and warranties shall be true and correct in all material respects as of such specified date.9

[6]	If a relevant Borrower fails to specify a type of Loan denominated in Dollars, then the applicable Loans shall be made as Base Rate Loans.
[7]

An Interest Period of less than one month is only available for Term SOFR Loans and Alternate Currency Loans (other than Term CORRA Loans and Euro Denominated Swingline Loans) to the extent provided in Section 2.09 of the Credit Agreement.

[8]	To be included for a Proposed Borrowing of Eurocurrency Rate Loans (other than Euro Denominated Swingline Loan), Term SOFR Loans and Term CORRA Loans.
[9]	May be subject to “SunGard” conditionality for any borrowing in connection with a Limited Condition Acquisition.

EXHIBIT A-1

Very truly yours,

[NAME OF BORROWER]

By:
Name:
Title:

EXHIBIT A-2

FORM OF NOTICE OF CONVERSION/CONTINUATION

[Date]

Wells Fargo Bank, National Association,

 as Administrative Agent

 for the Lenders party to the Credit

 Agreement referred to below

1525 West W.T. Harris Boulevard

MAC D1109-019

Charlotte, NC 28262

Attention: Syndication Agency Services

Ladies and Gentlemen:

The undersigned, [Name of Borrower]1 (the “Company”), refers to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as further amended, modified or supplemented from time to time, the “Credit Agreement,” the capitalized terms defined therein being used herein as therein defined), among the Company, [Silgan Holdings Inc., Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan International Holdings B.V., Silgan Dispensing Systems Holdings Company]2 each other Borrower from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and you as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to Section [2.06] [2.09] of the Credit Agreement, that the undersigned hereby requests to [convert] [continue] the Borrowing of [US A-1 Term Loans] [US A-2 Term Loans] [Euro A-3 Term Loans] [Incremental Term Loans designated as [Insert designation of relevant Tranche of Incremental Term Loans]][Revolving Loans] referred to below, and in that connection sets forth below the information relating to such [conversion] [continuation] (the “Proposed [Conversion] [Continuation]”) as required by Section [2.06] [2.09] of the Credit Agreement:

(i) The Proposed [Conversion] [Continuation] relates to the Borrowing of [US A-1 Term Loans] [US A-2 Term Loans] [Euro A-3 Term Loans] [Incremental Term Loans designated as [Insert designation of relevant Tranche of Incremental Term Loans]] [Revolving Loans] originally made on    , 20  (the “Outstanding Borrowing”) in the principal amount of     3 and currently maintained as a Borrowing of [Base Rate Loans] [Daily Simple RFR Loans] [Term SOFR Loans with an Interest Period ending on    ,  ] [Eurocurrency Rate Loans with an Interest Period ending on    ,  ] [Canadian Prime Rate Loans] [Term CORRA Loans with an Interest Period ending on    ,  ].

(ii) The Business Day of the Proposed [Conversion]4 [Continuation]5 is      .

[1]	Insert name of the applicable Borrower.
[2]	Modify appropriately depending on the Borrower requesting the Proposed Conversion or Continuation.
[3]	Insert the applicable amount stated in the Applicable Currency.
[4]	Shall be made on a Business Day pursuant to Section 2.06 of the Credit Agreement.
[5]	Shall be made on a Business Day pursuant to Section 2.09 of the Credit Agreement.

EXHIBIT A-2

(iii) [The Currency of the Loans to be [converted] [continued] is       and the aggregate principal amount of the Loans to be [converted] [continued] is      .]

(iv) The Outstanding Borrowing shall be [continued as a Borrowing of [Eurocurrency Rate Loans with an Interest Period of      ] [Term SOFR Loans with an Interest Period of      ] [Daily Simple RFR Loans] [Term CORRA Loans with an Interest Period of      ]] [converted into a Borrowing of [Base Rate Loans] [Canadian Prime Rate Loans] [Term SOFR Loans with an Interest Period of      ]] [Term CORRA Loans with an Interest Period of      ]].6

[The undersigned hereby certifies that no Specified Default or Event of Default has occurred and is continuing on the date hereof or will have occurred and be continuing on the date of the Proposed [Conversion] [Continuation].]7

[6]

In the event that either (x) only a portion of the Outstanding Borrowing is to be so converted or continued or (y) the Outstanding Borrowing is to be divided into separate Borrowings with different Interest Periods, the applicable Borrower should make appropriate modifications to this clause to reflect same. Selection of the applicable length of the Interest Period also is subject to Section 2.09 of the Credit Agreement. Canadian Term Loans only may be continued as, or converted into, Term CORRA Loans or Canadian Prime Rate Loans. Dollar Loans may not be converted into Canadian Prime Rate Loans or Term CORRA Loans. Failure to specify an Interest Period will be deemed to have specified an Interest Period of one month.

[7]

In the case of a Proposed Conversion or Continuation, insert this sentence only (i) in the event that the conversion is from a Base Rate Loan to an RFR Loan, or a Canadian Prime Rate Loan to a Term CORRA Loan or (ii) in the case of a continuation of a Eurocurrency Rate Loan. Alternate Currency Loans may not be converted into Base Rate Loans or Term SOFR Loans.

EXHIBIT A-2

Very truly yours,

[NAME OF BORROWER]

By:
Name:
Title:

EXHIBIT B-1

FORM OF US A-1 TERM NOTE

New York, New York

     ,

FOR VALUE RECEIVED, SILGAN HOLDINGS INC., a Delaware corporation (the “Borrower”), hereby promises to pay to       or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the office of Wells Fargo Bank, National Association (the “Administrative Agent”) initially located at 1525 West W.T. Harris Boulevard, MAC D1109-019, Charlotte, NC 28262, on the Initial Term Loan Maturity Date (as defined in the Agreement referred to below) the unpaid principal amount of all US A-1 Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

The Borrower promises also to pay interest on the unpaid principal amount of each US A-1 Term Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Agreement.

This Note is one of the US A-1 Term Notes referred to in the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as from time to time in effect, the “Agreement”), among the Borrower, Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan International Holdings B.V., Silgan Dispensing Systems Holdings Company, each other Borrower (as defined in the Agreement) from time to time party thereto, the lenders from time to time party thereto (including the Lender) and the Administrative Agent, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by certain of the Security Documents (as defined in the Agreement) and is entitled to the benefits of certain of the Guaranties (as defined in the Agreement), in each case as provided in the Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Initial Term Loan Maturity Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

[This US A-1 Term Loan Note is issued in substitution for and replacement of, but not repayment or novation of, the US A-1 Term Loan Note dated [ ], executed by the Borrower and payable to the Lender.]1

[1]	Include language for existing Lenders who previously received a note.

EXHIBIT B-1

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

SILGAN HOLDINGS INC.

By:
Name:
Title:

EXHIBIT B-2

FORM OF US A-2 TERM NOTE

New York, New York

     ,

FOR VALUE RECEIVED, SILGAN HOLDINGS INC., a Delaware corporation (the “Borrower”), hereby promises to pay to       or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the office of Wells Fargo Bank, National Association (the “Administrative Agent”) initially located at 1525 West W.T. Harris Boulevard, MAC D1109-019, Charlotte, NC 28262, on the Initial Term Loan Maturity Date (as defined in the Agreement referred to below) the unpaid principal amount of all US A-2 Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

The Borrower promises also to pay interest on the unpaid principal amount of each US A-2 Term Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Agreement.

This Note is one of the US A-2 Term Notes referred to in the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as from time to time in effect, the “Agreement”), among the Borrower, Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan International Holdings B.V., Silgan Dispensing Systems Holdings Company, each other Borrower (as defined in the Agreement) from time to time party thereto, the lenders from time to time party thereto (including the Lender) and the Administrative Agent, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by certain of the Security Documents (as defined in the Agreement) and is entitled to the benefits of certain of the Guaranties (as defined in the Agreement), in each case as provided in the Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Initial Term Loan Maturity Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

[This US A-2 Term Loan Note is issued in substitution for and replacement of, but not repayment or novation of, the US A-2 Term Loan Note dated [ ], executed by the Borrower and payable to the Lender.]1

[1]	Include language for existing Lenders who previously received a note.

EXHIBIT B-2

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

SILGAN HOLDINGS INC.

By:
Name:
Title:

EXHIBIT B-3

FORM OF EURO A-3 TERM NOTE

New York, New York

     ,

FOR VALUE RECEIVED, SILGAN HOLDINGS INC., a Delaware corporation (the “Borrower”), hereby promises to pay to       or its registered assigns (the “Lender”), in Euros in immediately available funds, at the applicable Payment Office (as defined in the Agreement), on the Initial Term Loan Maturity Date (as defined in the Agreement referred to below) the unpaid principal amount of all Euro A-3 Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

The Borrower promises also to pay interest on the unpaid principal amount of each Euro A-3 Term Loans made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Agreement.

This Note is one of the Euro A-3 Term Notes referred to in the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as from time to time in effect, the “Agreement”), among the Borrower, Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan International Holdings B.V., Silgan Dispensing Systems Holdings Company, each other Borrower (as defined in the Agreement) from time to time party thereto, the lenders from time to time party thereto (including the Lender) and the Administrative Agent, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by certain of the Security Documents (as defined in the Agreement) and is entitled to the benefits of certain of the Guaranties (as defined in the Agreement), in each case as provided in the Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Initial Term Loan Maturity Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

EXHIBIT B-3

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

SILGAN HOLDINGS INC.

By:
Name:
Title:

EXHIBIT B-4

FORM OF INCREMENTAL TERM NOTE

New York, New York

     ,

FOR VALUE RECEIVED, [NAME OF INCREMENTAL TERM LOAN BORROWER], a             (the “Borrower”), hereby promises to pay to       or its registered assigns (the “Lender”), in [Insert Applicable Currency] [(except to the extent payments are otherwise required to be made in United States dollars in accordance with the provisions of the Agreement (as defined below))]1 in immediately available funds, at the applicable Payment Office (as defined in the Agreement (as defined below)) of Wells Fargo Bank, National Association (the “Administrative Agent”), on       [Insert the applicable Incremental Term Loan Maturity Date] (the “Incremented Term Loan Maturity Date”) the unpaid principal amount of all       [Insert the applicable description of the respective Tranche of Incremental Term Loans] (as defined in the Agreement) made by the Lender pursuant to the Agreement.

The Borrower promises also to pay interest on the unpaid principal amount of each Incremental Term Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Agreement.

This Note is one of the Incremental Term Notes referred to in the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as from time to time in effect, the “Agreement”), among the Borrower, [Silgan Holdings Inc.,] Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, [Silgan International Holdings B.V.,] Silgan Dispensing Systems Holdings Company, each other Borrower (as defined in the Agreement) from time to time party thereto, the lenders from time to time party thereto (including the Lender) and the Administrative Agent, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by certain of the Security Documents (as defined in the Agreement) and is entitled to the benefits of certain of the Guaranties (as defined in the Agreement), in each case as provided in the Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Incremental Term Loan Maturity Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

[1]	Insert in an Incremental Term Note denominated in a Currency other than Dollars.

EXHIBIT B-4

[NAME OF INCREMENTAL TERM LOAN BORROWER]

By:
Name:
Title:

EXHIBIT B-5

FORM OF REVOLVING NOTE

New York, New York

     ,

FOR VALUE RECEIVED, [NAME OF REVOLVING BORROWER], a      (the “Borrower”), hereby promises to pay to       or its registered assigns (the “Lender”), in lawful money of the respective Applicable Currency (as defined in the Agreement referred to below) of the Revolving Loans (as defined in the Agreement) from time to time evidenced hereby in immediately available funds, at the applicable Payment Office of Wells Fargo Bank, National Association (the “Administrative Agent”) on the Revolving Loan Maturity Date (as defined in the Agreement) the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender to the Borrower pursuant to the Agreement, provided that, notwithstanding the fact that the principal amount of this Note is denominated in Dollars (as defined in the Agreement), to the extent provided in the Agreement, all payments hereunder in respect of Primary Alternate Currency Revolving Loans (as defined in the Agreement) evidenced hereby shall be made in the Primary Alternate Currency in which such Primary Alternate Revolving Loans were made, whether or not the Dollar Equivalent (as defined in the Agreement) thereof, when added to the outstanding principal amount of all Dollar Revolving Loans (as defined in the Agreement) evidenced hereby, would exceed the stated principal amount of this Note (except to the extent that such payments are otherwise required to be made in Dollars in accordance with the provisions of the Agreement).

The Borrower promises also to pay interest on the unpaid principal amount of each Revolving Loan made by the Lender to the Borrower in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Agreement.

This Note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as from time to time in effect, the “Agreement”), among the Borrower, [Silgan Holdings Inc.,] [Silgan Containers LLC,] [Silgan Plastics LLC,] [Silgan Containers Manufacturing Corporation,] [Silgan International Holdings B.V.,] [Silgan Dispensing Systems Holdings Company,] each other Borrower (as defined in the Agreement) from time to time party thereto, the lenders from time to time party thereto (including the Lender) and the Administrative Agent, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by certain of the Security Documents (as defined in the Agreement) and is entitled to the benefits of certain of the Guaranties (as defined in the Agreement), in each case as provided in the Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

EXHIBIT B-5

[This Revolving Note is issued in substitution for and replacement of, but not repayment or novation of, the Revolving Note dated [ ], executed by the Borrower and payable to the Lender.]1

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

[NAME OF REVOLVING BORROWER]

By:
Name:
Title:

[1]	Include language for existing Lenders who previously received a note.

EXHIBIT B-6

FORM OF DUTCH REVOLVING NOTE

New York, New York

     ,

FOR VALUE RECEIVED, SILGAN INTERNATIONAL HOLDINGS B.V., a private company with limited liability incorporated under the laws of The Netherlands (the “Borrower”), hereby promises to pay to       or its registered assigns (the “Lender”), in Euros (as defined in the Agreement referred to below) (except to the extent payments are otherwise required to be made in United States dollars in accordance with the provisions of the Agreement (as defined below)) in immediately available funds, at the applicable Payment Office of the Administrative Agent (as defined in the Agreement) on the Revolving Loan Maturity Date (as defined in the Agreement) the unpaid principal amount of all Dutch Revolving Loans (as defined in the Agreement) made by the Lender to the Borrower pursuant to the Agreement.

The Borrower promises also to pay interest on the unpaid principal amount of each Dutch Revolving Loan made by the Lender to the Borrower in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Agreement.

This Note is one of the Dutch Revolving Notes referred to in the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as from time to time in effect, the “Agreement”), among the Borrower, Silgan Holdings Inc., Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan Dispensing Systems Holdings Company, each other Borrower (as defined in the Agreement) from time to time party thereto, the lenders from time to time party thereto (including the Lender) and the Administrative Agent, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by certain of the Security Documents (as defined in the Agreement) and is entitled to the benefits of certain of the Guaranties (as defined in the Agreement), in each case as provided in the Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

[This Dutch Revolving Note is issued in substitution for and replacement of, but not repayment or novation of, the Dutch Revolving Note dated [ ], executed by the Borrower and payable to the Lender.]1

[1]	Include language for existing Lenders who previously received a note.

EXHIBIT B-6

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

SILGAN INTERNATIONAL HOLDINGS B.V.

By:
Name:
Title:

EXHIBIT B-7

FORM OF SWINGLINE NOTE

New York, New York

     ,

FOR VALUE RECEIVED, [NAME OF REVOLVING LOAN BORROWER], a       (the “Borrower”), hereby promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION or its registered assigns (the “Lender”), in lawful money of the respective Applicable Currency (as defined in the Agreement referred to below) of the Swingline Loans (as defined in the Agreement) in immediately available funds, at the office of Wells Fargo Bank, National Association (the “Administrative Agent”) initially located at 1525 West W.T. Harris Boulevard, MAC D1109-019, Charlotte, NC 28262 on the Swingline Expiry Date (as defined in the Agreement referred to below) the unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Lender to the Borrower pursuant to the Agreement, provided that, notwithstanding the fact that the principal amount of this Note is denominated in Dollars (as defined in the Agreement), to the extent provided in the Agreement, all payments hereunder in respect of Euro Denominated Swingline Loans (as defined in the Agreement) evidenced hereby shall be made in Euros (as defined in the Agreement), whether or not the Dollar Equivalent (as defined in the Agreement) thereof, when added to the outstanding principal amount of all Dollar Denominated Swingline Loans (as defined in the Agreement) evidenced hereby, would exceed the stated principal amount of this Note (except to the extent that such payments are otherwise required to be made in Dollars in accordance with the provisions of the Agreement).

The Borrower promises also to pay interest on the unpaid principal amount of each Swingline Loan made by the Lender to the Borrower in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Agreement.

This Note is one of the Swingline Notes referred to in the Amended and Restated Credit Agreement, as of March 24, 2017 (as from time to time in effect, the “Agreement”), among the Borrower, [Silgan Holdings Inc.,] [Silgan Containers LLC,] [Silgan Plastics LLC,] [Silgan Containers Manufacturing Corporation,] [Silgan International Holdings B.V.,] [Silgan Dispensing Systems Holdings Company,] each other Borrower (as defined in the Agreement) from time to time party thereto, the lenders from time to time party thereto (including the Lender) and the Administrative Agent, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by certain of the Security Documents (as defined in the Agreement) and is entitled to the benefits of certain of the Guaranties (as defined in the Agreement), in each case as provided in the Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

EXHIBIT B-7

[NAME OF REVOLVING BORROWER]

By:
Name:
Title:

EXHIBIT C

FORM OF LETTER OF CREDIT REQUEST

Dated      1

Wells Fargo Bank, National Association,

 as Administrative Agent

 for the Lenders party to the Credit

 Agreement referred to below

1525 West W.T. Harris Boulevard

MAC D1109-019

Charlotte, NC 28262

Attention: Syndication Agency Services

Ladies and Gentlemen:

The undersigned, [Name of Revolving Borrower] (the “Company”), refers to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as further amended, modified or supplemented from time to time, the “Credit Agreement”), among the Company, [Silgan Holdings Inc.,] [Silgan Containers LLC,] [Silgan Plastics LLC,] [Silgan Containers Manufacturing Corporation], Silgan International Holdings B.V., [Silgan Dispensing Systems Holdings Company,][2] each other Borrower from time to time party thereto, the lenders from time to time party thereto, and you as Administrative Agent. The undersigned hereby requests that      3 in its individual capacity issue a sight [standby] [trade] Letter of Credit for its account on      4 (the Date of Issuance”). The requested Letter of Credit shall be denominated in      5 and shall have an aggregate Stated Amount of      .6

For purposes of this Letter of Credit Request, unless otherwise defined, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

The beneficiary of the requested Letter of Credit will be      ,7 and such Letter of Credit will be in support of      8 and will have a stated expiration date of      9.

[1]	Date of Letter of Credit Request.
[2]	Modify appropriately depending upon the Revolving Borrower requesting the respective Letter of Credit.
[3]	Insert the name of the applicable Issuing Lender.
[4]	Date of Issuance which shall be at least two Business Days from the date hereof.
[5]	Insert Dollars, Pounds Sterling or Euros.
[6]

Aggregate initial Stated Amount (in the Applicable Currency) shall not be less than $100,000 (or, in the case of a Primary Alternate Currency Letter of Credit, the Dollar Equivalent thereof) or such lesser amount as is acceptable to the respective Issuing Lender.

[7]	Insert name and address of beneficiary.
[8]

Insert description of supported Indebtedness and name of agreement to which it relates in the case of standby Letters of Credit and description of commercial transaction in the case of trade Letters of Credit.

[9]

Insert the last date upon which drafts may be presented which may not be later than the earlier of (A) in the case of standby Letters of Credit, the earlier of (x) one year after the Date of Issuance and (y) the Business Day immediately preceding the Revolving Loan Maturity Date and (B) in the case of trade Letters of Credit, the earlier of (x) 180 days after the Date of Issuance and (y) the 30th day preceding the Revolving Loan Maturity Date.

EXHIBIT C

We hereby certify that:

(1) The representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the issuance of the Letter of Credit requested hereby, on the Date of Issuance (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

(2) No Default or Event of Default exists.

Copies of all documentation with respect to the supported transaction are attached hereto.

[NAME OF REVOLVING BORROWER]

By:
Name:
Title:

EXHIBIT D-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(NON-PARTNERSHIP FOREIGN LENDERS)

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of March 24, 2017 (the “Credit Agreement”), by and among Silgan Holdings Inc., a Delaware corporation (“Silgan”), Silgan Containers LLC, a Delaware limited liability company (“Containers”), Silgan Plastics LLC, a Delaware limited liability company (“Plastics”), Silgan Containers Manufacturing Corporation, a Delaware corporation (“Manufacturing”), Silgan International Holdings B.V., a private company with limited liability incorporated under the laws of The Netherlands (“Silgan International B.V.”), Silgan Dispensing Systems Holdings Company, a Delaware corporation (“Silgan Dispensing”), each other Revolving Borrower party thereto from time to time, each other Incremental Term Loan Borrower party thereto from time to time (together with Silgan, Containers, Plastics, Manufacturing, Silgan International B.V., Silgan Dispensing and each other Revolving Borrower, the “Borrowers,” and each individually, a “Borrower”), the lenders who are or may become a party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

Pursuant to the provisions of Section 5.04 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of any of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and each Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E (or any successor form). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent and (b) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.

EXHIBIT D-1

[NAME OF LENDER]

By:
Name:
Title:

Date:      , 20

EXHIBIT D-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(NON-PARTNERSHIP FOREIGN PARTICIPANTS)

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of March 24, 2017 (the “Credit Agreement”), by and among Silgan Holdings Inc., a Delaware corporation (“Silgan”), Silgan Containers LLC, a Delaware limited liability company (“Containers”), Silgan Plastics LLC, a Delaware limited liability company (“Plastics”), Silgan Containers Manufacturing Corporation, a Delaware corporation (“Manufacturing”), Silgan International Holdings B.V., a private company with limited liability incorporated under the laws of The Netherlands (“Silgan International B.V.”), Silgan Dispensing Systems Holdings Company, a Delaware corporation (“Silgan Dispensing”), each other Revolving Borrower party thereto from time to time, each other Incremental Term Loan Borrower party thereto from time to time (together with Silgan, Containers, Plastics, Manufacturing, Silgan International B.V., Silgan Dispensing and each other Revolving Borrower, the “Borrowers,” and each individually, a “Borrower”), the lenders who are or may become party a thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

Pursuant to the provisions of Section 5.04 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of any of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to the Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E (or any successor form). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:      , 20

EXHIBIT D-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(FOREIGN PARTICIPANT PARTNERSHIPS)

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of March 24, 2017 (the “Credit Agreement”), by and among Silgan Holdings Inc., a Delaware corporation (“Silgan”), Silgan Containers LLC, a Delaware limited liability company (“Containers”), Silgan Plastics LLC, a Delaware limited liability company (“Plastics”), Silgan Containers Manufacturing Corporation, a Delaware corporation (“Manufacturing”), Silgan International Holdings B.V., a private company with limited liability incorporated under the laws of The Netherlands (“Silgan International B.V.”), Silgan Dispensing Systems Holdings Company, a Delaware corporation (“Silgan Dispensing”), each other Revolving Borrower party thereto from time to time, each other Incremental Term Loan Borrower party thereto from time to time (together with Silgan, Containers, Plastics, Manufacturing, Silgan International B.V., Silgan Dispensing and each other Revolving Borrower, the “Borrowers,” and each individually, a “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

Pursuant to the provisions of Section 5.04 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of any of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or W-8BEN-E (or any successor form) or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E (or any successor form) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.

EXHIBIT D-3

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:      , 20

EXHIBIT D-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(FOREIGN LENDER PARTNERSHIPS)

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of March 24, 2017 (the “Credit Agreement”), by and among Silgan Holdings Inc., a Delaware corporation (“Silgan”), Silgan Containers LLC, a Delaware limited liability company (“Containers”), Silgan Plastics LLC, a Delaware limited liability company (“Plastics”), Silgan Containers Manufacturing Corporation, a Delaware corporation (“Manufacturing”), Silgan International Holdings B.V., a private company with limited liability incorporated under the laws of The Netherlands (“Silgan International B.V.”), Silgan Dispensing Systems Holdings Company, a Delaware corporation (“Silgan Dispensing”), each other Revolving Borrower party thereto from time to time, each other Incremental Term Loan Borrower party thereto from time to time (together with Silgan, Containers, Plastics, Manufacturing, Silgan International B.V., Silgan Dispensing and each other Revolving Borrower, the “Borrowers,” and each individually, a “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

Pursuant to the provisions of Section 5.04 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of any of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or W-8BEN-E (or any successor form) or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E (or any successor form) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent and (ii) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.

EXHIBIT D-4

[NAME OF LENDER]

By:
Name:
Title:

Date:     , 20

EXHIBIT E-1

FORM OF OFFICERS’ CERTIFICATE

I, the undersigned, [President/Vice President/Secretary/Assistant Secretary] of [Name of Credit Party], a      organized and existing under the laws of      (the “Company”), do hereby certify on behalf of the Company that:

1. This Certificate is furnished pursuant to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (such Credit Agreement, as in effect on the date of this Certificate, being herein called the “Credit Agreement”), among the Company, [Silgan Holdings Inc.,][Silgan Containers LLC,][Silgan Plastics LLC,][Silgan Containers Manufacturing Corporation,] [Silgan International Holdings B.V.], [Silgan Dispensing Systems Holdings Company,] each other Borrower from time to time party thereto, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his name and has held such office as of the date of the signing of any Credit Document. The signature written opposite the name and title of each such officer is his genuine signature.

Name[1]	Office	Signature

3. Attached hereto as Exhibit A is a certified copy of the [Certificate of Incorporation] [Articles of Incorporation] [Certificate of Formation] of the Company, as filed in the Office of [     ], together with all amendments thereto adopted through the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the [By-Laws] [Operating Agreement] [Limited Partnership Agreement] of the Company which were duly adopted and are in full force and effect on the date hereof.

5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on    , 20  [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout] [by [insert appropriate limited liability company/limited partnership actions]], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any Credit Document by the Company.

[1]	Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.

EXHIBIT E-1

6. On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

7. On the date hereof, no Default or Event of Default exists.

8. There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

[9. On the date hereof, all of the applicable conditions set forth in Sections 6.01(i) and (k) and 6.03 of the Credit Agreement have been satisfied.]2

* * *

[2]	Insert in Officer’s Certificate of Silgan.

EXHIBIT E-1

IN WITNESS WHEREOF, I have hereunto set my hand this  day of    , 20 .

[NAME OF CREDIT PARTY]

By:
Name:
Title:

EXHIBIT E-1

I, the undersigned, [officer] of the Company, do hereby certify on behalf of the Company that:

1. [Name of Person making above certifications] is the duly elected and qualified [President/Vice President/Secretary/Assistant Secretary] of the Company and the signature above is his genuine signature.

2. The certifications made by [name of Person making above certifications] on behalf of the Company in Items 2, 3, 4, 5, 6, 7, [and] 8 [and 9] above are true and correct.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of    , 20 .

[NAME OF CREDIT PARTY]

By:
Name:
Title:

EXHIBIT E-2

FORM OF SOLVENCY CERTIFICATE

I, the undersigned, Chief Financial Officer of Silgan Holdings Inc., a corporation organized and existing under the laws of Delaware (the “Company”), do hereby certify on behalf of the Company that:

1. This Certificate is furnished pursuant to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (such Credit Agreement, as in effect on the date of this Certificate, being herein called the “Credit Agreement”), among the Company, Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan International Holdings B.V., Silgan Dispensing Systems Holdings Company, each other Borrower from time to time party thereto, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

2. On the date hereof, after giving effect to the Transactions, the representations and warranties set forth in Section 7.07(b) of the Credit Agreement are true and correct.

EXHIBIT E-2

IN WITNESS WHEREOF, I have hereunto set my hand this  day of    , 20 .

SILGAN HOLDINGS INC.

By:
Name:
Title:

EXHIBIT F-1

FORM OF ELECTION TO BECOME A REVOLVING BORROWER

Wells Fargo Bank, National Association,

 as Administrative Agent

 for the Lenders party to the Credit

 Agreement referred to below

1525 West W.T. Harris Boulevard

MAC D1109-019

Charlotte, NC 28262

Attention:  Syndication Agency Services

Ladies and Gentlemen:

The undersigned, [name of new Revolving Borrower], a     , refers to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as further amended, modified or supplemented from time to time, the “Credit Agreement”), among Silgan Holdings Inc. (“Silgan”), Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan International Holdings B.V., Silgan Dispensing Systems Holdings Company, each other Borrower from time to time party thereto, the lenders from time to time party thereto (including the undersigned upon the effectiveness of this election) and you as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

The undersigned, being a Wholly-Owned Domestic Subsidiary of Silgan, desires to become a Revolving Borrower for purposes of (and pursuant to Section 6.04(a) of) the Credit Agreement, effective from the date hereof and upon receiving the consent of the Administrative Agent. The undersigned confirms that the representations and warranties set forth in Article VII of the Credit Agreement are true and correct as to the undersigned and its Subsidiaries in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and the undersigned hereby agrees to comply with all of the obligations of a Revolving Borrower under and to be bound in all respects by the terms of, and understands that it will have all of the rights under, the Credit Agreement as if the undersigned were an original signatory thereto. The undersigned, simultaneously with its execution hereof, is delivering (i) the appropriate Revolving Notes and Swingline Note to the Administrative Agent for the account of each of the respective Lenders in accordance with the terms of Section 6.04(a)(ii) of the Credit Agreement to the extent requested by one or more of such Lenders and (ii) the documents and opinions referred to in Section 6.04(a)(iii) of the Credit Agreement. All notices and other communications provided for under the Credit Agreement may be sent to the address specified below.

EXHIBIT F-1

Very truly yours,

Address:	[NAME OF REVOLVING BORROWER]

By:
Name:
Title:

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

 as Administrative Agent

By:
Name:
Title:

EXHIBIT F-2

FORM OF ELECTION TO BECOME A FOREIGN BORROWER

Wells Fargo Bank, National Association,

 as Administrative Agent

 for the Lenders party to the Credit

 Agreement referred to below

1525 West W.T. Harris Boulevard

MAC D1109-019

Charlotte, NC 28262

Attention: Syndication Agency Services

Ladies and Gentlemen:

The undersigned, [name of new Foreign Borrower], a      , refers to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as further amended, modified or supplemented from time to time, the “Credit Agreement”), among Silgan Holdings Inc. (“Silgan”), Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan International Holdings B.V., Silgan Dispensing Systems Holdings Company, each other Borrower from time to time party thereto (including the undersigned upon effectiveness of this election), the lenders from time to time party thereto and you as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

The undersigned, being a Wholly-Owned Foreign Subsidiary of Silgan, desires to become a [Foreign Revolving Borrower] [Foreign Incremental Term Loan Borrower] for purposes of (and pursuant to Section 6.04(b) of) the Credit Agreement, effective from the date hereof and upon receiving the consent of the Administrative Agent. The undersigned confirms that the representations and warranties set forth in Article VII of the Credit Agreement are true and correct as to the undersigned and its Subsidiaries in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and the undersigned hereby agrees to comply with all of the obligations of a [Foreign Revolving Borrower] [Foreign Incremental Term Loan Borrower] under and to be bound in all respects by the terms of, and understands that it will have all of the rights under, the Credit Agreement as if the undersigned were an original signatory thereto. The undersigned, simultaneously with its execution hereof, is delivering (i) the appropriate [Revolving Notes and/or Swingline Note] [Canadian Revolving Notes][Incremental Term Notes] to the Administrative Agent for the account of each of the respective Lenders in accordance with the terms of Section 6.04(b)(ii) of the Credit Agreement to the extent requested by one or more of such Lenders, (ii) the documents and opinions referred to in Section 6.04(b)(iv) of the Credit Agreement and (iii) fully executed counterparts of the [Canadian Borrowers/Subsidiaries Guaranty] [Related Foreign Company Guaranty (if any)] and all applicable Foreign Security Documents pursuant to Section 6.04(b)(v) and (vi) of the Credit Agreement. All notices and other communications provided for under the Credit Agreement may be sent to the address specified below.

EXHIBIT F-2

Very truly yours,

Address:	[NAME OF REVOLVING BORROWER]

By:
Name:
Title:

Acknowledged and Agreed:

WELLS FARGO BANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT G

FORM OF ASSIGNMENT

AND

ASSUMPTION AGREEMENT1

This Assignment and Assumption Agreement (this “Assignment”), is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and [the] [each] Assignee identified in [item 2] [item 3] below ([the] [each an] “Assignee”). Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, Letters of Credit and Swingline Loans) (the “Assigned Interest”). [Each] [Such] sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.	Assignor:

[2.	Assignee: ][2]

[2][3].

Credit Agreement: Amended and Restated Credit Agreement, dated as of March 24, 2017, among Silgan Holdings Inc., Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, Silgan International Holdings B.V., Silgan Dispensing Systems Holdings Company, each other Borrower from time to time party thereto, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

[1]	This Form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.
[2]

Item 2 should list the Assignee, if the form is used for a single Assignee. In the case of an assignment to funds managed by the same or related investment managers, the Assignees should be listed in bracketed item 3.

EXHIBIT G

[3.	Assigned Interest:[3]

Assignor	Assignee	Tranche Assigned[4]	Aggregate Amount of Commitment/Loans under relevant Tranche for all Lenders	Amount of Commitment/Loans under relevant Tranche Assigned
[[Name of Assignor]	[[Name of Assignee]
[[Name of Assignor]	[[Name of Assignee]

[4.	Assigned Interest:[5]

Tranche Assigned	Aggregate Amount of Commitment/Loans under relevant Tranche for all Lenders		Amount of Commitment/Loans under relevant Tranche Assigned
US A-1 Term Loans	$		$
US A-2 Term Loans	$		$
Euro A-3 Term Loans	€		€
Revolving Loan Commitment	$		$
Relevant Tranche or Tranches of Incremental Term Loan Commitments (if not theretofore terminated) and related Incremental Term Loans[6]		[7]		[8]

[3]

Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignment to funds managed by the same or related investment managers or for an assignment to multiple Assignors. Insert additional rows as needed.

[4]	For complex multi-tranche assignments a separate chart for each tranche should be used for ease of reference.
[5]	Insert this chart if this Form of Assignment and Assumption Agreement is being used by a Lender for an assignment to a single Assignee.
[6]	Only set forth the amount of the outstanding applicable Incremental Term Loans if the Total Incremental Term Loan Commitment of the applicable Tranche has been terminated.
[7]	Insert amount in the Applicable Currency.
[8]	Insert amount in the Applicable Currency.

EXHIBIT G

Effective Date ,    , 20 .

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR	ASSIGNEE
[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE][9]

By:	By:
Name:	Name:
Title:	Title:

[Payment Instructions:

Attention:

Address for Notices:

Relationship Contact: ][10]

[9]	Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.
[10]	This information should only be inserted, if this Form of Assignment and Assumption Agreement is being used by a Lender for an assignment to a single Assignee

EXHIBIT G

[Consented to and]11 Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent[, Issuing Lender and Swingline Lender] [12]

By:
Name:
Title:

[SILGAN HOLDINGS INC.

By:
Name:
Title:

SILGAN CONTAINERS LLC

By:
Name:
Title:

SILGAN CONTAINERS MANUFACTURING CORPORATION

By:
Name:
Title:

SILGAN INTERNATIONAL HOLDINGS B.V.

By:
Name:
Title:

[11]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[12]	To be added only if the consent of the Issuing/Swingline Lender is required by the terms of the Credit Agreement.

EXHIBIT G

SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY

By:
Name:
Title:][13]

[Consented to:][14]

[ISSUING LENDER]

By:
Name:
Title:

[13]	To be added only if the consent of the Borrowers is required by the terms of the Credit Agreement.
[14]	To be added only if the consent of the Issuing Lender(s) is required by the terms of the Credit Agreement. May also use a Master Consent.

ANNEX I

TO

EXHIBIT G

SILGAN HOLDINGS INC.

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (iv) the consummation of the transactions contemplated hereby complies with Section 12.04(e) of the Credit Agreement and (v) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto, other than this Assignment, or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their respective Subsidiaries or affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Documents.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Transferee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision (v) it is not a Person prohibited from purchasing such Assigned Interest under Section 12.04(e) of the Credit Agreement and (vi) if [any] [the] Assignee is lending to a US Borrower and [such] [the] Assignee is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payment. From and after the Effective Date, the Administrative Agent shall make all payment in respect to the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

ANNEX I

TO EXHIBIT G

3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

* * *

EXHIBIT H

FORM OF INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

[Name(s) of Lender(s)]

     ,

Silgan Holdings Inc.

4 Landmark Square

Suite 400

Stamford, Connecticut 06901

[and

Name and Address of Applicable

Foreign Incremental Term Loan Borrower]1

Re: Incremental Term Loan Commitments

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as further amended, restated, supplemented and/or modified from time to time, the “Credit Agreement”), among Silgan Holdings Inc. (“Silgan”), Silgan Containers LLC (“Containers”), Silgan Plastics LLC (“Plastics”), Silgan Containers Manufacturing Corporation (“Manufacturing”), Silgan International Holdings B.V. (“Silgan International B.V.”), Silgan Dispensing Systems Holdings Company, a Delaware corporation (“Silgan Dispensing”), each other Borrower from time to time party thereto (together with Silgan, Containers, Plastics, Manufacturing, Silgan International B.V., and Silgan Dispensing, the “Borrowers”, and each, a “Borrower”), the lenders from time to time party thereto (the “Lenders”, and each, a “Lender”) and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each Lender (each an “Incremental Term Loan Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its “Incremental Term Loan Commitment”). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.01(d) and 2.14 thereof.

Each Incremental Term Loan Lender, Silgan[, the Incremental Term Loan Borrower designated in Annex I attached hereto (the “Designated Incremental Term Loan Borrower”)]2 and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Incremental Term

[1]	Insert if the Incremental Term Loan Borrower is to be a Wholly-Owned Foreign Subsidiary of Silgan.

EXHIBIT H

Loan Lender, Silgan [, the Designated Incremental Term Loan Borrower]2 and the Administrative Agent further agree that, with respect to the Incremental Term Loan Commitment provided by each Incremental Term Loan Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive from Silgan [and/or the Designated Incremental Term Loan Borrower]2 such upfront fees, unutilized commitment fees and/or other fees, if any, as may be separately agreed to in writing with Silgan [and/or the Designated Incremental Term Loan Borrower]2 and acknowledged by the Administrative Agent, all of which fees shall be due and payable to such Incremental Term Loan Lender on the terms and conditions set forth in each such separate agreement.

Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Term Loan Commitment provided pursuant to this Agreement.

Each Incremental Term Loan Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, [and] (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender [, and (v) in the case of each Incremental Term Loan Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or Certificates referred to in Section 5.04(g) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by Silgan under the Credit Agreement and the other Credit Documents.]3

Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Term Loan Lender, the Administrative Agent, Silgan[, the Designated Incremental Term Loan Borrower]2 and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile) hereof, together with all Annexes hereto, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 10 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental Term Loan Lender party hereto (i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.

[Silgan] [The Designated Incremental Term Loan Borrower] acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan Commitments provided hereby

[2]	Insert if the Incremental Term Loan Borrower is to be a Wholly-Owned Foreign Subsidiary of Silgan.
[3]	Insert if Silgan is the Incremental Term Loan Borrower.

EXHIBIT H

including, without limitation, all Incremental Term Loans made pursuant thereto, and (ii) all such Obligations (including all such Incremental Term Loans) shall be entitled to the benefits of the respective Security Documents and Guaranties as, and to the extent, provided in the Credit Agreement and in such other Credit Documents.

Each Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term Loan Commitments provided hereby and all Incremental Term Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the respective Guaranties as, and to the extent, provided therein and in the Credit Agreement and (ii) be entitled to the benefits of the respective Security Documents as, and to the extent, provided therein and in the Credit Agreement.

Attached hereto as Annex II are true and correct copies of officer’s certificates, board of director resolutions and good standing certificates of the Credit Parties required to be delivered pursuant to clause (iv) of the definition of “Incremental Commitment Effectiveness Requirements” contained in the Credit Agreement.

Attached hereto as Annex III [is an opinion] [are opinions] of [insert name or names of counsel, including in-house counsel, who will be delivering opinions], counsel to the respective Credit Parties required to be delivered pursuant to clause (iii) of the definition of “Incremental Commitment Effectiveness Requirements” contained in the Credit Agreement.

Attached hereto as Annex IV is the officer’s certificate required to be delivered pursuant to the definition of “Incremental Commitment Effectiveness Requirements” contained in the Credit Agreement certifying that the conditions set forth in clause (i) of such definition have been satisfied.

[Attached hereto as Annex V is the officer’s certificate required to be delivered pursuant to clause (viii) of the definition of “Incremental Commitment Effectiveness Requirements” contained in the Credit Agreement certifying that the conditions set forth in clauses (vii) and (viii) of such definition have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail and copies of the certificates set forth in such clauses (vii) and (viii)).]4

The Obligations to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder are in accordance with, will not violate the provisions of, the Senior Notes Documents and any Additional Permitted Indebtedness Document (in each case, to the extent that any of the foregoing are in effect), and will constitute “Senior Indebtedness” and “Designated Senior Indebtedness” (or any comparable terms) for the purpose of any Permitted Subordinated Indebtedness to the extent in effect.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on      ,   . If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed canceled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 12.12 of the Credit Agreement.

[4]	Insert this paragraph if any Incremental Term Loans are to be incurred on the Agreement Effective Date. In addition, this condition needs to be satisfied for each Incremental Term Loan Borrowing Date.

EXHIBIT H

In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

*****

EXHIBIT H

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

Very truly yours,

[NAME OF EACH INCREMENTAL TERM LOAN LENDER]

By
Name:
Title

Agreed and Accepted

this  day of      ,  :

SILGAN HOLDINGS INC.

By:
Name:
Title:

[NAME OF INCREMENTAL TERM LOAN BORROWER

By:
Name:
Title:][5]

[5]	Insert if the Incremental Term Loan Borrower is to be a Wholly-Owned Foreign Subsidiary of Silgan.

EXHIBIT H

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT H

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Term Loan Commitment Agreement and to the incurrence of the Incremental Term Loans to be made pursuant thereto.

SILGAN HOLDINGS INC., as a Guarantor

By:
Name:
Title:

SILGAN CONTAINERS LLC, as a Guarantor

By:
Name:
Title:

SILGAN PLASTICS LLC, as a Guarantor

By:
Name:
Title:

SILGAN CONTAINERS MANUFACTURING CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY, as a Guarantor

By:
Name:
Title:

EXHIBIT H

SILGAN HOLDINGS LLC, as a Guarantor

By:
Name:
Title:

SILGAN EQUIPMENT COMPANY, as a Guarantor

By:
Name:
Title:

SILGAN TUBES HOLDING COMPANY, as a Guarantor

By:
Name:
Title:

SILGAN PLASTICS CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN WHITE CAP LLC, as a Guarantor

By:
Name:
Title:

SILGAN WHITE CAP CORPORATION, as a Guarantor

By:
Name:
Title:

EXHIBIT H

SILGAN WHITE CAP AMERICAS LLC, as a Guarantor

By:
Name:
Title:

SILGAN IPEC CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN PLASTIC FOOD CONTAINERS CORPORATION, as a Guarantor

By:
Name:
Title:

PORTOLA PACKAGING LLC, as a Guarantor

By:
Name:
Title:

SILGAN CORPORATION, as a Guarantor

By:
Name:
Title:

EXHIBIT H

SILGAN DISPENSING SYSTEMS CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS COVIT AMERICA CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS METAL HOLDINGS CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS METAL REAL ESTATE CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS SLATERSVILLE LLC, as a Guarantor

By:
Name:
Title:

EXHIBIT H

SILGAN DISPENSING SYSTEMS THOMASTON CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN SPECIALTY PACKAGING LLC, as a Guarantor

By:
Name:
Title:

SILGAN UNICEP PACKAGING LLC, as a Guarantor

By:
Name:
Title:

[NAME OF OTHER GUARANTORS][6]

By:
Name:
Title:]

[6]	Insert names of all other then existing US Subsidiary Guarantors and, in the case of a Designated Incremental Term Loan Borrower, each of the existing Foreign Credit Parties as well.

ANNEX I TO EXHIBIT H

TERMS AND CONDITIONS FOR

INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

Dated as of      ,

1. Name of Incremental Term Loan Borrower and jurisdiction of organization:1

2. Applicable Currency for the respective Tranche of Incremental Term Loans:2

3. Incremental Term Loan Commitment Amounts (as of the Agreement Effective Date):

Names of Incremental Term Loan Lenders	Amount of Incremental Term Loan Commitment stated in the Applicable Currency

Total:3

4. Designation of Tranche of Incremental Term Loan Commitments (and Incremental Term Loans to be funded thereunder)4:

5. Indicate whether the Incremental Term Loan Commitments to be provided hereunder are to be single draw commitments or multiple draw commitments and the date or dates by which such commitments must be utilized by:5

6. Incremental Term Loan Maturity Date:6

[1]

Shall be Silgan or, in the case of a Permitted Acquisition to be effected by a Wholly-Owned Foreign Subsidiary of Silgan, may be a Wholly-Owned Foreign Subsidiary of Silgan approved by the Administrative Agent and the respective Incremental Term Loan Lenders.

[2]

Shall be Dollars, Euros, Pounds Sterling and any other freely transferable currency to the extent that such currency is approved by the Administrative Agent and the respective Incremental Term Loan Lenders.

[3]

The aggregate amount of each Tranche of Incremental Term Loan Commitments must be at least $50,000,000 (or the Dollar Equivalent thereof) (or such lesser amount as is acceptable to the Administrative Agent).

[4]

Designate the respective Tranche for such Incremental Term Loan Commitments or indicate that it is to be added to (and form part of) an existing Tranche of Term Loans, provided in the case that the Incremental Term Loan Commitments to be provided pursuant to this Agreement are to be added to (and form a part of) an existing Tranche of Term Loans, the Incremental Term Loan Borrower and the Currency for such Incremental Term Loan Commitments shall be the same as for such existing Tranche of Term Loans.

[5]	Date cannot be later than [ ], 20[ ].
[6]

Insert Maturity Date for the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder, provided that (i) such Incremental Term Loan Maturity Date shall be no earlier than the Initial Term Loan Maturity Date and (ii) in the event the Incremental Term Loan Commitments to be provided pursuant to this Agreement are to be added to (and form a part of ) an existing Tranche of Term Loans, the Incremental Term Loan Maturity Date for the Incremental Term Loans to be incurred pursuant to such Incremental Term Loan Commitments shall be the same Maturity Date as for such existing Tranche of Term Loans.

ANNEX I TO EXHIBIT H

7. Dates for, and amounts of, Incremental Term Loan Scheduled Repayments:7

8. [Basis for determining the relevant Euro Rate and]8 Applicable Margins:9

9. The proceeds of the Incremental Terms to be provided hereunder are to be used for:10

10. Other Conditions Precedent:11

11. Notice Office:12

12. Payment Office:13

13. Minimum Borrowing Amount:14

[7]

Set forth the dates for Incremental Term Loan Scheduled Repayments and the principal amount (expressed as a numerical amount or as a percentage of the aggregate amount of Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder), provided that (i) to the extent the Incremental Term Loan Commitments being provided hereunder constitute a new Tranche of Term Loans, the Weighted Average Life to Maturity of such new Tranche shall be no less than the Weighted Average Life to Maturity as then in effect for the US A Term Loans and (ii) in the event the Incremental Term Loan Commitments to be provided hereunder are to be added to (and form a part of) an existing Tranche of Term Loans, (x) the Incremental Term Loan Scheduled Repayments for such Incremental Term Loans shall be the same (on a proportionate basis) as is theretofore applicable to the existing Tranche of Term Loans to which such new Incremental Term Loans are being added and (y) such Incremental Term Loans shall have the same Incremental Term Loan Scheduled Repayment Dates.

[8]

For Alternate Currency Incremental Term Loans that are denominated in an Other Alternate Currency, the Administrative Agent, the Incremental Term Loan Borrower and the Incremental Term Loan Lenders party to this Agreement shall agree on the basis for determining the Eurocurrency Rate applicable thereto.

[9]

Insert the Applicable Margins and any interest rate floors, if applicable, that shall apply to the Incremental Term Loans being provided hereunder, provided in the event the Incremental Term Loan Commitments to be provided hereunder are to be made under (and form a part of) an existing Tranche of Term Loans, the Incremental Term Loans to be incurred pursuant to such Incremental Term Loan Commitments shall have the same Applicable Margins and interest floors (if any) applicable to such existing Tranche of Term Loans.

[10]	Designate the specific use of the proceeds of the applicable Incremental Term Loans as provided in Section 7.10(a) of the Credit Agreement.
[11]	Insert any additional conditions precedent which may be required to be satisfied prior to the Agreement Effective Date.
[12]

The Notice Office for Incremental Term Loans incurred by Silgan shall be as set forth in clause (i) of the definition of “Notice Office” and the Notice Office for Incremental Term Loans incurred by a Foreign Incremental Term Loan Borrower shall be designated by the Administrative Agent.

[13]

The Payment Office for Incremental Term Loans incurred by Silgan shall be as set forth in clause (i) of the definition of “Payment Office” and the Payment Office for Incremental Term Loans incurred by a Foreign Incremental Term Loan Borrower shall be designated by the Administrative Agent.

[14]

The Administrative Agent and the Incremental Term Loan Lenders party to this Agreement shall designate the Minimum Borrowing Amount for the respective Tranche of Incremental Term Loans, which amount shall be determined in accordance with the definition of Minimum Borrowing Amount set forth in the Credit Agreement.

ANNEX I TO EXHIBIT H

14. Minimum Voluntary Prepayment Amount under Section 5.01(a) of the Credit Agreement:15

[15. [Insert name of respective Incremental Term Loan Borrower] agrees to pay compensation as, and to the extent, provided in the last paragraph of Section 2.14(c) of the Credit Agreement.]16

[15]	The Administrative Agent shall designate the minimum amount for partial voluntary prepayments pursuant to Section 5.01(a) of the Credit Agreement for the respective Tranche of Incremental Term Loans.
[16]

Insert if the respective Incremental Term Loan Commitments are to be added to (and form a part of) an existing Tranche of Term Loans and to the extent any related breakage type compensation is agreed to be paid by the respective Incremental Term Loan Borrower.

EXHIBIT I

FORM OF INCREMENTAL REVOLVING LOAN COMMITMENT AGREEMENT

[Name(s) of Lender(s)]

     ,

Silgan Holdings Inc.

4 Landmark Square

Suite 400

Stamford, Connecticut 06901

and

[Name and Address of each

Revolving Borrower]1

Re: Incremental Revolving Loan Commitments

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as further amended, restated, supplemented and/or modified from time to time, the “Credit Agreement”), among Silgan Holdings Inc. (“Silgan”), Silgan Containers LLC (“Containers”), Silgan Plastics LLC (“Plastics”), Silgan Containers Manufacturing Corporation (“Manufacturing”), Silgan Plastics Canada Inc. (“Silgan Canada”), Silgan Holdings B.V. (“Silgan B.V.”), Silgan International Holdings B.V. (“Silgan International B.V.”), Silgan Dispensing Systems Holdings Company (“Silgan Dispensing”), each other Borrower from time to time party thereto (together with Silgan, Containers, Plastics, Manufacturing, Silgan International B.V. and Silgan Dispensing, the “Borrowers”, and each, a “Borrower”), the lenders from time to time party hereto (the “Lenders”, and each, a “Lender”) and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each Lender (each an “Incremental Revolving Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Revolving Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Revolving Lender, its “Incremental Revolving Loan Commitment”). Each Incremental Revolving Loan Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.01(e) and 2.15 thereof.

Each Incremental Revolving Lender, Silgan, each Revolving Borrower and the Administrative Agent acknowledge and agree that the Incremental Revolving Loan Commitments provided pursuant to this Agreement shall constitute Incremental Revolving Loan Commitments and, upon the Agreement Effective Date (as hereinafter defined), the Incremental Revolving Loan Commitment of each Incremental Revolving Lender shall become, or in the case of an existing Revolving Lender, shall be added to (and thereafter become a part of), the Revolving Loan Commitment of such Incremental Revolving Lender.

[1]	Insert the name and address of each then existing Revolving Borrower.

EXHIBIT I

Each Incremental Revolving Lender, Silgan, each other Revolving Borrower and the Administrative Agent further agree that, with respect to the Incremental Revolving Loan Commitment provided by each Incremental Revolving Lender pursuant to this Agreement, such Incremental Revolving Lender shall receive from Silgan and/or the other Revolving Borrowers such upfront fees and/or other fees, if any, as may be separately agreed to in writing with Silgan and/or the other Revolving Borrowers and acknowledged by the Administrative Agent, all of which fees shall be due and payable to such Incremental Revolving Lender on the terms and conditions set forth in each such separate agreement.

Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Revolving Loan Commitment provided pursuant to this Agreement.

Each Incremental Revolving Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, and (v) in the case of each Incremental Revolving Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or Certificates referred to in Section 5.04(b) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the Revolving Borrowers under the Credit Agreement and the other Credit Documents.

Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Revolving Lender, the Administrative Agent, Silgan, each other Revolving Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile) hereof, together with all Annexes hereto, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 2 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental Revolving Lender party hereto (i) shall be obligated to make the Revolving Loans provided to be made by it, and participate in Letters of Credit and Swingline Loans, in each case as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.

Each Revolving Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Revolving Loan Commitments provided hereby including, without limitation, all Revolving Loans made to it pursuant thereto, and (ii) all such Obligations (including all such Revolving Loans) shall be entitled to the benefits of the respective Security Documents and Guaranties as, and to the extent, provided in the Credit Agreement and in such other Credit Documents.

EXHIBIT I

Each Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Revolving Loan Commitments provided hereby and all Revolving Loans and other Credit Events made pursuant thereto shall (i) be fully guaranteed pursuant to the respective Guaranties as, and to the extent, provided therein and in the Credit Agreement and (ii) be entitled to the benefits of the respective Security Documents as, and to the extent, provided therein and in the Credit Agreement.

Attached hereto as Annex II are true and correct copies of officer’s certificates, board of director resolutions and good standing certificates of the Credit Parties required to be delivered pursuant to clause (iv) of the definition of “Incremental Commitment Effectiveness Requirements” contained in the Credit Agreement.

Attached hereto as Annex III [is an opinion] [are opinions] of [insert name or names of counsel, including in-house counsel, who will be delivering opinions], counsel to the respective Credit Parties required to be delivered pursuant to clause (iii) of the definition of “Incremental Commitment Effectiveness Requirements” contained in the Credit Agreement.

Attached hereto as Annex IV is the officer’s certificate required to be delivered pursuant to the definition of “Incremental Commitment Effectiveness Requirements” contained in the Credit Agreement certifying that the conditions set forth in clause (i) of such definition have been satisfied.

Attached hereto as Annex V is the officer’s certificate required to be delivered pursuant to clause (viii) of the definition of “Incremental Commitment Effectiveness Requirements” contained in the Credit Agreement certifying that the conditions set forth in clauses (vii) and (viii) of such definition have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail and copies of the certificates set forth in such clauses (vii) and (viii)).

The Obligations to be incurred pursuant to the Incremental Revolving Loan Commitments provided hereunder are in accordance with, will not violate the provisions of, the Senior Notes Indenture and any Additional Permitted Indebtedness Document (in each case, to the extent that any of the foregoing are in effect), and will constitute “Senior Indebtedness” and “Designated Senior Indebtedness” (or any comparable terms) for the purpose of any Permitted Subordinated Indebtedness to the extent in effect.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on    ,  . If you do not so accept this Agreement by such time, our Incremental Revolving Loan Commitments set forth in this Agreement shall be deemed canceled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 12.12 of the Credit Agreement.

In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

*****

EXHIBIT I

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

Very truly yours,

[NAME OF EACH INCREMENTAL REVOLVING LENDER]

By
Name:
Title

Agreed and Accepted

this   day of    ,  :

SILGAN HOLDINGS INC.

By:
Name:
Title:

[NAME OF EACH OTHER REVOLVING BORROWER]

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT I

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Revolving Loan Commitment Agreement and to the incurrence of the Revolving Loans and the other Credit Events to be made pursuant thereto.

SILGAN HOLDINGS INC., as a Guarantor

By:
Name:
Title:

SILGAN CONTAINERS LLC, as a Guarantor

By:
Name:
Title:

SILGAN PLASTICS LLC, as a Guarantor

By:
Name:
Title:

SILGAN CONTAINERS MANUFACTURING CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY, as a Guarantor

By:
Name:
Title:

EXHIBIT I

SILGAN HOLDINGS LLC, as a Guarantor

By:
Name:
Title:

SILGAN EQUIPMENT COMPANY, as a Guarantor

By:
Name:
Title:

SILGAN TUBES HOLDING COMPANY, as a Guarantor

By:
Name:
Title:

SILGAN PLASTICS CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN WHITE CAP LLC, as a Guarantor

By:
Name:
Title:

SILGAN WHITE CAP CORPORATION, as a Guarantor

By:
Name:
Title:

EXHIBIT I

SILGAN WHITE CAP AMERICAS LLC, as a Guarantor

By:
Name:
Title:

SILGAN IPEC CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN PLASTIC FOOD CONTAINERS CORPORATION, as a Guarantor

By:
Name:
Title:

PORTOLA PACKAGING LLC, as a Guarantor

By:
Name:
Title:

SILGAN CORPORATION, as a Guarantor

By:
Name:
Title:

EXHIBIT I

SILGAN DISPENSING SYSTEMS CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS COVIT AMERICA CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS METAL HOLDINGS CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS METAL REAL ESTATE CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN DISPENSING SYSTEMS SLATERSVILLE LLC, as a Guarantor

By:
Name:
Title:

EXHIBIT I

SILGAN DISPENSING SYSTEMS THOMASTON CORPORATION, as a Guarantor

By:
Name:
Title:

SILGAN SPECIALTY PACKAGING LLC, as a Guarantor

By:
Name:
Title:

SILGAN UNICEP PACKAGING LLC, as a Guarantor

By:
Name:
Title:

[NAME OF OTHER GUARANTORS][2]

By:
Name:
Title:]

[2]	Insert names of all other then existing US Subsidiary Guarantors and, in the case of a Designated Incremental Term Loan Borrower, each of the existing Foreign Credit Parties as well.

ANNEX I TO EXHIBIT I

TERMS AND CONDITIONS FOR

INCREMENTAL REVOLVING LOAN COMMITMENT AGREEMENT

Dated as of    ,

1. Incremental Revolving Loan Commitment Amounts (as of the Agreement Effective Date):

Names of Incremental Revolving Lenders	Amount of Incremental Revolving Loan Commitment

Total:[1]

2. Other Conditions Precedent:2

[1]

The aggregate amount of all Incremental Revolving Loan Commitments proceeds pursuant to this Agreement must be at least $50,000,000 (or such lesser amount as is acceptable to the Administrative Agent).

[2]	Insert any additional conditions precedent which may be required to be satisfied prior to the Agreement Effective Date.

Annex C

[Credit Agreement Schedules attached]

Annex D

[US Pledge Agreement Schedules attached]